                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

   CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

                  Investment Company Act file number 811-07755

                            Nuveen Multistate Trust II
--------------------------------------------------------------------------------
              (Exact name of registrant as specified in charter)


                               Nuveen Investments
                             333 West Wacker Drive
                               Chicago, IL 60606
--------------------------------------------------------------------------------
              (Address of principal executive offices) (Zip code)

                               Jessica R. Droeger
                               Nuveen Investments
                             333 West Wacker Drive
                                Chicago, IL 60606
--------------------------------------------------------------------------------
                    (Name and address of agent for service)

       Registrant's telephone number, including area code: (312) 917-7700
                                                           --------------

                        Date of fiscal year end: February 28
                                                 -----------

                    Date of reporting period: August 31, 2005
                                              ---------------

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policy making roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss.3507.

ITEM 1. REPORTS TO STOCKHOLDERS.

--------------------------------------------------------------------------------


Nuveen Investments
Municipal Bond Funds
--------------------------------------------------------------------------------
                                               Semiannual Report dated August
                                               31, 2005
                                             -----------------------------------

Dependable, tax-free income because it's not what you earn, it's what you keep.(R)

[PHOTO]



Nuveen California Municipal Bond Fund
Nuveen California Insured Municipal Bond Fund

[LOGO] Nuveen Investments

[PHOTO]



NOW YOU CAN RECEIVE YOUR
NUVEEN INVESTMENTS FUND REPORTS FASTER.

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e-mail to see the report, and save it on your computer if your wish.

[LOGO]

IT'S FAST, EASY & FREE:
www.investordelivery.com
if you get your Nuveen Investments Fund dividends and statements from your financial advisor or brokerage account.

(Be sure to have the address sheet that accompanied this report handy. You'll need it to complete the enrollment process.)
                                      OR
www.nuveen.com/accountaccess
if you get your Nuveen Investments Fund dividends and statements directly from Nuveen Investments.
[LOGO]

                                                  ------------------------------
  Must be preceded by or accompanied by a prospectus.
                            NOT FDIC INSURED  MAY LOSE VALUE  NO BANK GUARANTEE

[PHOTO]

Timothy R. Schwertfeger

Dear Shareholder,

Once again, I am pleased to report that over the most recent reporting period your Fund continued to provide you with attractive tax-free monthly income. For more specific information about the performance of your Fund, please see the Portfolio Manager's Comments and Fund Spotlight sections of this report.

With long-term interest rates still relatively low, many have begun to wonder whether interest rates will rise, and whether that possibility should cause them to adjust their holdings of fixed-income investments. No one knows what the future will bring, which is why we think a well-balanced portfolio that is structured and carefully monitored with the help of an investment professional is an important component in achieving your long-term financial goals. A well-diversified portfolio may actually help to reduce your overall investment risk, and we believe that municipal bond investments like your Nuveen Investments Fund can be important building blocks in a portfolio crafted to perform well through a variety of market conditions.

Some of you may have heard that in April, 2005, The St. Paul Travelers Companies, Inc., which owned 79% of Nuveen Investments, Inc. (the parent of your Fund's investment adviser) completed a public offering of a substantial portion of its equity stake in Nuveen. St. Paul Travelers recently sold the balance of its Nuveen shares to Nuveen or to others. These transactions had and will continue to have no impact on the investment objectives or management of your Fund.

Since 1898, Nuveen Investments has offered financial products and solutions that incorporate careful research, diversification, and the application of conservative risk-management principles. We are grateful that you have chosen us as a partner as you pursue your financial goals. We look forward to continuing to earn your trust in the months and years ahead.

Sincerely,
/s/ Timothy R. Schwertfeger
Timothy R. Schwertfeger
Chairman of the Board

October 20, 2005



       "No one knows what the future will bring, which is why we think a well-balanced portfolio . . . is an important component in achieving your long-term financial goals."


                           Semiannual Report  Page 1

  Portfolio Manager's Comments


  Portfolio manager Scott Romans examines key investment strategies and the performance of the Nuveen California Municipal Bond Fund and the Nuveen California Insured Municipal Bond Fund. Scott, who has 5 years of investment experience, has managed the Nuveen California Municipal Bond Fund since 2003 and the Nuveen California Insured Municipal Bond Fund since May 2005.

--------------------------------------------------------------------------------


How did the Funds perform during the six months ended August 31, 2005?

The chart on the next page provides total return performance information for the two Funds for the six-month, one-year, five-year, and ten-year periods ended August 31, 2005. Each Fund's total return performance is compared with its corresponding Lipper peer fund category average, the Lipper California Municipal Debt Funds category average and the Lipper California Insured Municipal Debt Funds category average, as well as with the national Lehman Brothers Municipal Bond Index. Although we believe that comparing the performance of a state Fund with that of a national municipal index may offer some insights into how the Fund performed relative to the general municipal market, we also think that closely comparing the results of state Funds with a national average is imperfect since most of the national index's results come from out-of-state bonds. Most out-of-state bonds do not benefit from the state tax exemption afforded to California bonds for California taxpayers.

The Nuveen California Municipal Bond Fund's Class A shares total return on net asset value outperformed the Fund's peer group average as well as the national Lehman Brothers Index during the six month period. We attribute this favorable relative performance first to our overweighting in lower-rated bonds compared to the national index. These securities benefited from investors' desire to obtain higher yields, an increasingly challenging task in an environment of declining long-term interest rates. Many of our strongest-performing lower-rated holdings belonged to the tobacco sector. Investors in this part of the market became more confident that the tobacco companies whose revenues back these securities were facing reduced litigation risk.

By contrast, there was very little negative influence on the Fund's relative performance during the past six months. However, as the period progressed, a significant percentage of the portfolio was pre-refunded. Although pre-refunding typically provides a portfolio with a short-term performance benefit, the impact can become less favorable over time as the bonds get priced to shorter call dates. This situation was undesirable during the period as the yield curve flattened and long-term bonds outperformed their shorter-maturity counterparts.

The performance story was similar for the Nuveen California Insured Municipal Bond Fund, whose total return on net asset value also outperformed its Lipper peer group average and the Lehman Brothers index. The insured Fund was helped by its exposure to longer-duration bonds, which, as mentioned, benefited from recent market conditions. Several of our zero-coupon holdings, which are highly interest-rate sensitive, did particularly well. On the negative side, as with the uninsured Fund, our pre-refunded bonds initially helped performance but, over time, lost ground as these securities became priced to shorter call dates.

What strategies were used to manage the Funds during the six-month period?

In the uninsured Fund, our primary focus was on managing the Fund's duration, or its sensitivity to changes in interest rates, a strategy made necessary by the number of pre-refunded bonds in the portfolio as well as the continued market rally on the long end of the yield curve.

Our focus on duration led us to sell some of the Fund's shorter-maturity holdings, such as recently pre-refunded bonds or those facing near-term call

--------------------------------------------------------------------------------
The views expressed reflect those of the portfolio manager and are subject to change at any time, based on market and other conditions.

                           Semiannual Report  Page 2

Class A Shares--
Total Returns as of 8/31/05
--------------------------------------------------------------------------------

                                                    Average Annual
                                      Cumulative ---------------------
                                       6-month   1-Year 5-Year 10-Year
                                      -          ---------------------
          Nuveen California Municipal
            Bond Fund
           A Shares at NAV                 3.14%  6.66%  5.36%   5.55%
           A Shares at Offer              -1.20%  2.21%  4.46%   5.09%
          Lipper California Municipal
            Debt Funds Category
            Average/1/                     3.03%  5.88%  5.51%   5.65%
          Lehman Brothers Municipal
            Bond Index/2/                  2.85%  5.31%  6.37%   6.20%
          ------------------------------------------------------------

          Nuveen California Insured
            Municipal Bond Fund
           A Shares at NAV                 3.07%  5.26%  5.60%   5.59%
           A Shares at Offer              -1.28%  0.83%  4.69%   5.14%
          Lipper California Insured
            Municipal Debt Funds
            Category Average/1/            2.55%  5.12%  5.43%   5.48%
          Lehman Brothers Municipal
            Bond Index/2/                  2.85%  5.31%  6.37%   6.20%
          ------------------------------------------------------------

Returns quoted represent past performance, which is no guarantee of future results. Returns at NAV would be lower if the sales charge were included. Returns less than one year are cumulative. Current performance may be higher or lower than the performance shown. Investment returns and principal value will fluctuate so that when shares are redeemed, they may be worth more or less than their original cost. Class A shares have a 4.2% maximum sales charge. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of shares. For the most recent month-end performance, visit www.nuveen.com or call (800) 257-8787.

dates. With the proceeds of these sales, we bought longer bonds, especially those with maturities of at least 20 years. As the period progressed, we focused even further out on the yield curve, purchasing 30-year bonds to effect a more substantial impact on the portfolio's duration.

For example, after some of the Fund's California general obligation bonds were pre-refunded to a call date of 2010, we sold a portion of these securities and reinvested in longer-dated, higher-rated insured bonds, which we believed offered better relative values over lower-rated securities. The insured bonds we favored generally offered coupon interest of about 5 percent and were priced to a 2015 call with a 2020 to 2030 maturity. We believed that these bonds' relatively high coupons would help protect the value of the portfolio on the downside if the municipal market lost ground.

Our management approach was similar for the insured Fund. We also focused on managing this portfolio's duration. A significant portion of the Fund was pre-refunded during the period, most notably a 13 percent stake in the California general obligation bonds mentioned earlier. As in the uninsured Fund, we were looking for opportunities to lengthen duration, a process that was still in progress as the period came to a close. Specifically, we bought insured securities in the 20-year maturity part of the yield curve, and looked to add even more interest-rate sensitivity by buying suitable bonds with 30-year maturities. All of our purchases during the period were of AAA-rated bonds, and 100 percent of the portfolio's assets carried this highest credit rating at period end.

Dividend Information

During the reporting period, both of the Funds experienced a reduction in their dividend. The reduction in dividend was brought about by bonds in the portfolio being called or retired and the proceeds subsequently reinvested in the current low interest rate environment.

Each Fund seeks to pay dividends at a rate that reflects the past and projected performance of the Fund. To permit a Fund to maintain a more stable monthly dividend, the Fund may pay dividends at


================================================================================

1For each Fund, the Lipper category average shown represents the average annualized total return for all reporting funds for the periods ended
 August 31, 2005. The Lipper categories contained 130, 127, 103 and 68 funds in the Lipper California Municipal Debt Funds Category and 19, 19, 19 and 17 funds in the Lipper California Insured Municipal Debt Funds Category for the respective six-month, one-, five- and ten-year periods ended August 31, 2005. The returns account for the effects of management fees and assume reinvestment of dividends, but do not reflect any sales charges. You cannot invest directly in a Lipper Category.
2The Lehman Brothers Municipal Bond Index is an unmanaged index composed of a broad range of investment-grade municipal bonds and does not reflect any initial or ongoing expenses. You cannot invest directly in an index.

                           Semiannual Report  Page 3
a rate that may be more or less than the amount of net investment income actually earned by the Fund during the period. If the Fund has cumulatively earned more than it has paid in dividends, it will hold the excess in reserve as undistributed net investment income (UNII) as part of the Fund's net asset value. Conversely, if the Fund has cumulatively paid in dividends more than it has earned, the excess will constitute a negative UNII that will likewise be reflected in the Fund's net asset value. Each Fund will, over time, pay all its net investment income as dividends to shareholders. As of August 31, 2005, both Funds had negative UNII for financial statement purposes and positive UNII balances for tax purposes.



                           Semiannual Report  Page 4

  Fund Spotlight as of 8/31/05             Nuveen California Municipal Bond Fund

================================================================================

         Quick Facts
                                    A Shares B Shares C Shares R Shares
         --------------------------------------------------------------
         NAV                          $10.54   $10.53   $10.52   $10.54
         --------------------------------------------------------------
         Latest Monthly Dividend/1/  $0.0375  $0.0310  $0.0330  $0.0395
         --------------------------------------------------------------
         Latest Ordinary Income
          Distribution/2/            $0.0020  $0.0020  $0.0020  $0.0020
         --------------------------------------------------------------
         Inception Date              9/07/94  3/07/97  9/19/94  7/01/86
         --------------------------------------------------------------

Returns quoted represent past performance which is no guarantee of future results. Returns without sales charges would be lower if the sales charge were included. Current performance may be higher or lower than the performance shown. Investment returns and principal value will fluctuate so that when shares are redeemed, they may be worth more or less than their original cost. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of shares. Income is generally exempt from regular federal income taxes. Some income may be subject to state and local taxes and to the federal alternative minimum tax. Capital gains, if any, are subject to tax. For the most recent month-end performance visit www.nuveen.com or call (800) 257-8787.

Class A, C and R share returns are actual. Class B share returns are actual for the period since class inception; returns prior to class inception are Class R share returns adjusted for differences in sales charges and expenses, which are primarily differences in distribution and service fees. Class A shares have a 4.2% maximum sales charge. Class B shares have a contingent deferred sales charge (CDSC), also known as a back-end sales charge, that for redemptions begins at 5% and declines periodically until after 6 years when the charge becomes 0%. Class B shares automatically convert to Class A shares eight years after purchase. Class C shares have a 1% CDSC for redemptions within less than one year, which is not reflected in the one-year total return. Class R shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors.

                 Average Annual Total Returns as of 8/31/05
                 A Shares                           NAV  Offer
                 ---------------------------------------------
                 1-Year                           6.66%  2.21%
                 ---------------------------------------------
                 5-Year                           5.36%  4.46%
                 ---------------------------------------------
                 10-Year                          5.55%  5.09%
                 ---------------------------------------------
                 B Shares                      w/o CDSC w/CDSC
                 ---------------------------------------------
                 1-Year                           5.77%  1.77%
                 ---------------------------------------------
                 5-Year                           4.59%  4.42%
                 ---------------------------------------------
                 10-Year                          4.93%  4.93%
                 ---------------------------------------------
                 C Shares                           NAV
                 ---------------------------------------------
                 1-Year                           6.02%
                 ---------------------------------------------
                 5-Year                           4.78%
                 ---------------------------------------------
                 10-Year                          4.94%
                 ---------------------------------------------
                 R Shares                           NAV
                 ---------------------------------------------
                 1-Year                           6.90%
                 ---------------------------------------------
                 5-Year                           5.59%
                 ---------------------------------------------
                 10-Year                          5.77%
                 ---------------------------------------------
                 Tax-Free Yields
                 A Shares                           NAV  Offer
                 ---------------------------------------------
                 Dividend Yield/3/                4.27%  4.09%
                 ---------------------------------------------
                 SEC 30-Day Yield/4/              3.48%  3.33%
                 ---------------------------------------------
                 Taxable-Equivalent Yield/4,5/    5.31%  5.08%
                 ---------------------------------------------
                 B Shares                           NAV
                 ---------------------------------------------
                 Dividend Yield/3/                3.53%
                 ---------------------------------------------
                 SEC 30-Day Yield                 2.74%
                 ---------------------------------------------
                 Taxable-Equivalent Yield/5/      4.18%
                 ---------------------------------------------
                 C Shares                           NAV
                 ---------------------------------------------
                 Dividend Yield/3/                3.76%
                 ---------------------------------------------
                 SEC 30-Day Yield                 2.93%
                 ---------------------------------------------
                 Taxable-Equivalent Yield/5/      4.47%
                 ---------------------------------------------
                 R Shares                           NAV
                 ---------------------------------------------
                 Dividend Yield/3/                4.50%
                 ---------------------------------------------
                 SEC 30-Day Yield                 3.67%
                 ---------------------------------------------
                 Taxable-Equivalent Yield/5/      5.60%
                 ---------------------------------------------

                            Average Annual Total Returns as of 9/30/05
                            A Shares            NAV        Offer
                            ------------------------------------------
                            1-Year            5.01%        0.56%
                            ------------------------------------------
                            5-Year            5.35%        4.45%
                            ------------------------------------------
                            10-Year           5.40%        4.95%
                            ------------------------------------------
                            B Shares       w/o CDSC       w/CDSC
                            ------------------------------------------
                            1-Year            4.24%        0.24%
                            ------------------------------------------
                            5-Year            4.57%        4.40%
                            ------------------------------------------
                            10-Year           4.78%        4.78%
                            ------------------------------------------
                            C Shares            NAV
                            ------------------------------------------
                            1-Year            4.48%
                            ------------------------------------------
                            5-Year            4.76%
                            ------------------------------------------
                            10-Year           4.79%
                            ------------------------------------------
                            R Shares            NAV
                            ------------------------------------------
                            1-Year            5.15%
                            ------------------------------------------
                            5-Year            5.55%
                            ------------------------------------------
                            10-Year           5.60%
                            ------------------------------------------

           Portfolio Statistics
           Net Assets ($000)                                $269,048
           ---------------------------------------------------------
           Average Effective Maturity on Securities (Years)    15.76
           ---------------------------------------------------------
           Average Duration                                     5.46
           ---------------------------------------------------------

--------------------------------------------------------------------------------
1Paid September 1, 2005. This is the latest monthly tax-exempt dividend declared during the period ended August 31, 2005.
2Paid December 1, 2004. Ordinary income is subject to federal taxation. 3Dividend Yield is the most recent dividend per share (annualized) divided by the appropriate price per share. The SEC 30-Day Yield is a standardized measure of the current market yield on the Fund's portfolio and is based on the maximum offer price per share. The Dividend Yield also differs from the SEC 30-Day Yield because the Fund may be paying out more or less than it is earning and it may not include the effect of amortization of bond premium.
4The SEC 30-Day Yield and Taxable Equivalent Yield on A Shares at NAV applies only to A Shares purchased at no-load pursuant to the Fund's policy permitting waiver of the A Share load in certain specified circumstances.
5The taxable-equivalent yield represents the yield that must be earned on a fully taxable investment in order to equal the yield on the Nuveen Investments Fund on an after-tax basis at a specified tax rate. With respect to investments that generate qualified dividend income that is taxable at a maximum rate of 15%, the taxable-equivalent yield is lower. The taxable-equivalent yield is based on the Fund's SEC 30-Day Yield on the indicated date and a combined federal and state income tax rate of 34.5%.

                           Semiannual Report  Page 5

  Fund Spotlight as of 8/31/05             Nuveen California Municipal Bond Fund

================================================================================


Bond Credit Quality/1/


         [CHART]

AAA/U.S. Guaranteed         53.9%
AA                           8.4%
A                           15.5%
BBB                         10.6%
BB or Lower                  2.9%
NR                           8.7%
Sectors/1/

                          Tax Obligation/Limited 19.3%
                          ----------------------------
                          Tax Obligation/General 16.9%
                          ----------------------------
                          Utilities              15.2%
                          ----------------------------
                          U.S. Guaranteed        10.3%
                          ----------------------------
                          Transportation         10.3%
                          ----------------------------
                          Water and Sewer         9.6%
                          ----------------------------
                          Housing/Multifamily     5.2%
                          ----------------------------
                          Other                  13.2%
                          ----------------------------

1As a percentage of total holdings as of August 31, 2005. Holdings are subject to change.

--------------------------------------------------------------------------------
Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including front and back end sales charges (loads) or redemption fees, where applicable; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees, where applicable; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example below is based on an investment of $1,000 invested at the beginning of the period and held for the period.

The information under "Actual Performance," together with the amount you invested, allows you to estimate actual expenses incurred over the reporting period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60) and multiply the result by the cost shown for your share class, in the row entitled "Expenses Incurred During Period" to estimate the expenses incurred on your account during this period.

The information under "Hypothetical Performance," provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expense you incurred for the period. You may use this information to compare the ongoing costs of investing in the Fund and other Funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front and back end sales charges (loads) or redemption fees, where applicable. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds or share classes. In addition, if these transactional costs were included, your costs would have been higher.

                                                                                 Hypothetical Performance
                                            Actual Performance            (5% annualized return before expenses)
                                  --------------------------------------- ---------------------------------------

                                   A Shares  B Shares  C Shares  R Shares  A Shares  B Shares  C Shares  R Shares
-----------------------------------------------------------------------------------------------------------------
Beginning Account Value (3/01/05) $1,000.00 $1,000.00 $1,000.00 $1,000.00 $1,000.00 $1,000.00 $1,000.00 $1,000.00
-----------------------------------------------------------------------------------------------------------------
Ending Account Value (8/31/05)    $1,031.40 $1,027.60 $1,028.90 $1,032.60 $1,020.92 $1,017.14 $1,018.15 $1,021.93
-----------------------------------------------------------------------------------------------------------------
Expenses Incurred During Period   $    4.35 $    8.18 $    7.16 $    3.33 $    4.33 $    8.13 $    7.12 $    3.31
-----------------------------------------------------------------------------------------------------------------

For each class of the Fund, expenses are equal to the Fund's annualized net expense ratio of .85%, 1.60%, 1.40% and .65% for Classes A, B, C and R, respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

                           Semiannual Report  Page 6

  Fund Spotlight as of 8/31/05     Nuveen California Insured Municipal Bond Fund

================================================================================

      Quick Facts
                                       A Shares B Shares C Shares R Shares
      --------------------------------------------------------------------
      NAV                                $11.01   $11.03   $10.95   $11.01
      --------------------------------------------------------------------
      Latest Monthly Dividend/1/        $0.0365  $0.0295  $0.0310  $0.0380
      --------------------------------------------------------------------
      Latest Capital Gain and Ordinary
       Income Distribution/2/           $0.0063  $0.0063  $0.0063  $0.0063
      --------------------------------------------------------------------
      Inception Date                    9/07/94  3/07/97  9/13/94  7/01/86
      --------------------------------------------------------------------

Returns quoted represent past performance which is no guarantee of future results. Returns without sales charges would be lower if the sales charge were included. Current performance may be higher or lower than the performance shown. Investment returns and principal value will fluctuate so that when shares are redeemed, they may be worth more or less than their original cost. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of shares. Income is generally exempt from regular federal income taxes. Some income may be subject to state and local taxes and to the federal alternative minimum tax. Capital gains, if any, are subject to tax. For the most recent month-end performance visit www.nuveen.com or call (800) 257-8787.

Class A, C and R share returns are actual. Class B share returns are actual for the period since class inception; returns prior to class inception are Class R share returns adjusted for differences in sales charges and expenses, which are primarily differences in distribution and service fees. Class A shares have a 4.2% maximum sales charge. Class B shares have a contingent deferred sales charge (CDSC), also known as a back-end sales charge, that for redemptions begins at 5% and declines periodically until after 6 years when the charge becomes 0%. Class B shares automatically convert to Class A shares eight years after purchase. Class C shares have a 1% CDSC for redemptions within less than one year, which is not reflected in the one-year total return. Class R shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors.

                 Average Annual Total Returns as of 8/31/05
                 A Shares                           NAV  Offer
                 ---------------------------------------------
                 1-Year                           5.26%  0.83%
                 ---------------------------------------------
                 5-Year                           5.60%  4.69%
                 ---------------------------------------------
                 10-Year                          5.59%  5.14%
                 ---------------------------------------------
                 B Shares                      w/o CDSC w/CDSC
                 ---------------------------------------------
                 1-Year                           4.54%  0.54%
                 ---------------------------------------------
                 5-Year                           4.81%  4.64%
                 ---------------------------------------------
                 10-Year                          4.97%  4.97%
                 ---------------------------------------------
                 C Shares                           NAV
                 ---------------------------------------------
                 1-Year                           4.75%
                 ---------------------------------------------
                 5-Year                           5.03%
                 ---------------------------------------------
                 10-Year                          4.99%
                 ---------------------------------------------
                 R Shares                           NAV
                 ---------------------------------------------
                 1-Year                           5.43%
                 ---------------------------------------------
                 5-Year                           5.81%
                 ---------------------------------------------
                 10-Year                          5.80%
                 ---------------------------------------------
                 Tax-Free Yields
                 A Shares                           NAV  Offer
                 ---------------------------------------------
                 Dividend Yield/3/                3.98%  3.81%
                 ---------------------------------------------
                 SEC 30-Day Yield/4/              3.08%  2.95%
                 ---------------------------------------------
                 Taxable-Equivalent Yield/4,5/    4.70%  4.50%
                 ---------------------------------------------
                 B Shares                           NAV
                 ---------------------------------------------
                 Dividend Yield/3/                3.21%
                 ---------------------------------------------
                 SEC 30-Day Yield                 2.34%
                 ---------------------------------------------
                 Taxable-Equivalent Yield/5/      3.57%
                 ---------------------------------------------
                 C Shares                           NAV
                 ---------------------------------------------
                 Dividend Yield/3/                3.40%
                 ---------------------------------------------
                 SEC 30-Day Yield                 2.54%
                 ---------------------------------------------
                 Taxable-Equivalent Yield/5/      3.88%
                 ---------------------------------------------
                 R Shares                           NAV
                 ---------------------------------------------
                 Dividend Yield/3/                4.14%
                 ---------------------------------------------
                 SEC 30-Day Yield                 3.28%
                 ---------------------------------------------
                 Taxable-Equivalent Yield/5/      5.01%
                 ---------------------------------------------

                            Average Annual Total Returns as of 9/30/05
                            A Shares            NAV        Offer
                            ------------------------------------------
                            1-Year            3.90%       -0.47%
                            ------------------------------------------
                            5-Year            5.57%        4.67%
                            ------------------------------------------
                            10-Year           5.44%        4.98%
                            ------------------------------------------
                            B Shares       w/o CDSC       w/CDSC
                            ------------------------------------------
                            1-Year            3.10%       -0.88%
                            ------------------------------------------
                            5-Year            4.78%        4.61%
                            ------------------------------------------
                            10-Year           4.81%        4.81%
                            ------------------------------------------
                            C Shares            NAV
                            ------------------------------------------
                            1-Year            3.29%
                            ------------------------------------------
                            5-Year            4.99%
                            ------------------------------------------
                            10-Year           4.85%
                            ------------------------------------------
                            R Shares            NAV
                            ------------------------------------------
                            1-Year            4.16%
                            ------------------------------------------
                            5-Year            5.80%
                            ------------------------------------------
                            10-Year           5.66%
                            ------------------------------------------

           Portfolio Statistics
           Net Assets ($000)                                $260,961
           ---------------------------------------------------------
           Average Effective Maturity on Securities (Years)    17.10
           ---------------------------------------------------------
           Average Duration                                     5.26
           ---------------------------------------------------------

--------------------------------------------------------------------------------
1Paid September 1, 2005. This is the latest monthly tax-exempt dividend declared during the period ended August 31, 2005.
2Paid December 1, 2004. Capital gains and/or ordinary income are subject to federal taxation.
3Dividend Yield is the most recent dividend per share (annualized) divided by the appropriate price per share. The SEC 30-Day Yield is a standardized measure of the current market yield on the Fund's portfolio and is based on the maximum offer price per share. The Dividend Yield also differs from the SEC 30-Day Yield because the Fund may be paying out more or less than it is earning and it may not include the effect of amortization of bond premium.
4The SEC 30-Day Yield and Taxable Equivalent Yield on A Shares at NAV applies only to A Shares purchased at no-load pursuant to the Fund's policy permitting waiver of the A Share load in certain specified circumstances.
5The taxable-equivalent yield represents the yield that must be earned on a fully taxable investment in order to equal the yield on the Nuveen Investments Fund on an after-tax basis at a specified tax rate. With respect to investments that generate qualified dividend income that is taxable at a maximum rate of 15%, the taxable-equivalent yield is lower. The taxable-equivalent yield is based on the Fund's SEC 30-Day Yield on the indicated date and a combined federal and state income tax rate of 34.5%.

                           Semiannual Report  Page 7

  Fund Spotlight as of 8/31/05     Nuveen California Insured Municipal Bond Fund

================================================================================


Bond Credit Quality/1/

                                    [CHART]

Insured                 73.1%
U.S. Guaranteed         23.2%
AAA (uninsured)          3.7%

The Fund features a portfolio of primarily investment-grade, long-term municipal securities. These securities are covered by insurance, guaranteeing the timely payment of principal and interest, or by an escrow or trust account containing enough U.S. government or U.S. government agency securities to ensure timely payment of principal and interest.
Sectors/1/

                          U.S. Guaranteed        23.2%
                          ----------------------------
                          Tax Obligation/Limited 20.3%
                          ----------------------------
                          Tax Obligation/General 17.7%
                          ----------------------------
                          Transportation          9.8%
                          ----------------------------
                          Utilities               6.6%
                          ----------------------------
                          Water and Sewer         6.0%
                          ----------------------------
                          Housing/Single Family   5.2%
                          ----------------------------
                          Other                  11.2%
                          ----------------------------

1As a percentage of total holdings as of August 31, 2005. Holdings are subject to change.

--------------------------------------------------------------------------------
Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including front and back end sales charges (loads) or redemption fees, where applicable; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees, where applicable; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example below is based on an investment of $1,000 invested at the beginning of the period and held for the period.

The information under "Actual Performance," together with the amount you invested, allows you to estimate actual expenses incurred over the reporting period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60) and multiply the result by the cost shown for your share class, in the row entitled "Expenses Incurred During Period" to estimate the expenses incurred on your account during this period.

The information under "Hypothetical Performance," provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expense you incurred for the period. You may use this information to compare the ongoing costs of investing in the Fund and other Funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front and back end sales charges (loads) or redemption fees, where applicable. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds or share classes. In addition, if these transactional costs were included, your costs would have been higher.

                                                                                 Hypothetical Performance
                                            Actual Performance            (5% annualized return before expenses)
                                  --------------------------------------- ---------------------------------------

                                   A Shares  B Shares  C Shares  R Shares  A Shares  B Shares  C Shares  R Shares
-----------------------------------------------------------------------------------------------------------------
Beginning Account Value (3/01/05) $1,000.00 $1,000.00 $1,000.00 $1,000.00 $1,000.00 $1,000.00 $1,000.00 $1,000.00
-----------------------------------------------------------------------------------------------------------------
Ending Account Value (8/31/05)    $1,030.70 $1,027.60 $1,027.70 $1,031.50 $1,021.02 $1,017.24 $1,018.25 $1,022.03
-----------------------------------------------------------------------------------------------------------------
Expenses Incurred During Period   $    4.25 $    8.07 $    7.05 $    3.23 $    4.23 $    8.03 $    7.02 $    3.21
-----------------------------------------------------------------------------------------------------------------

For each class of the Fund, expenses are equal to the Fund's annualized net expense ratio of .83%, 1.58%, 1.38% and .63% for Classes A, B, C and R, respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

                           Semiannual Report  Page 8

Shareholder
               Meeting Report

The annual shareholder meeting was held on July 26, 2005, at The Northern Trust Bank, Chicago, Illinois.


--------------------------------------------------------------------------------

                                                                      Nuveen
                                                           Nuveen California
                                                       California    Insured
                                                        Municipal  Municipal
                                                             Bond       Bond
                                                             Fund       Fund
    ------------------------------------------------------------------------
    To approve the new investment management agreement
      For                                              17,656,686 16,663,416
      Against                                             251,413    259,431
      Abstain                                             451,456    393,384
    ------------------------------------------------------------------------
    Total                                              18,359,555 17,316,231
    ------------------------------------------------------------------------

       -----------------------------------------------------------------
                                                                  Nuveen
                                                              Multistate
       Approval of the Board Members was reached as follows:    Trust II
       -----------------------------------------------------------------
                      Robert P. Bremner
                        For                                  128,590,163
                        Withhold                               1,810,507
       -----------------------------------------------------------------
                      Total                                  130,400,670
       -----------------------------------------------------------------
                      Lawrence H. Brown
                        For                                  128,609,154
                        Withhold                               1,791,516
       -----------------------------------------------------------------
                      Total                                  130,400,670
       -----------------------------------------------------------------
                      Jack B. Evans
                        For                                  128,619,020
                        Withhold                               1,781,650
       -----------------------------------------------------------------
                      Total                                  130,400,670
       -----------------------------------------------------------------
                      William C. Hunter
                        For                                  128,649,278
                        Withhold                               1,751,392
       -----------------------------------------------------------------
                      Total                                  130,400,670
       -----------------------------------------------------------------
                      David J. Kundert
                        For                                  128,561,208
                        Withhold                               1,839,462
       -----------------------------------------------------------------
                      Total                                  130,400,670
       -----------------------------------------------------------------
                      William J. Schneider
                        For                                  128,579,817
                        Withhold                               1,820,853
       -----------------------------------------------------------------
                      Total                                  130,400,670
       -----------------------------------------------------------------
                      Timothy R. Schwertfeger
                        For                                  128,604,178
                        Withhold                               1,796,492
       -----------------------------------------------------------------
                      Total                                  130,400,670
       -----------------------------------------------------------------

----
9

       -----------------------------------------------------------------
                                                                  Nuveen
                                                              Multistate
       Approval of the Board Members was reached as follows:    Trust II
       -----------------------------------------------------------------
                        Judith M. Stockdale
                          For                                128,613,010
                          Withhold                             1,787,660
       -----------------------------------------------------------------
                        Total                                130,400,670
       -----------------------------------------------------------------
                        Eugene S. Sunshine
                          For                                128,626,733
                          Withhold                             1,773,937
       -----------------------------------------------------------------
                        Total                                130,400,670
       -----------------------------------------------------------------

----
10

Portfolio of Investments (Unaudited)
NUVEEN CALIFORNIA MUNICIPAL BOND FUND
August 31, 2005


   Principal                                                                Optional Call                     Market
Amount (000) Description                                                      Provisions* Ratings**            Value
----------------------------------------------------------------------------------------------------------------------
             Consumer Staples - 3.4%

   $   3,500 California County Tobacco Securitization Agency, Tobacco      6/12 at 100.00      Baa3 $      3,680,215
              Settlement Asset-Backed Bonds, Alameda County Tobacco
              Asset Securitization Corporation, Series 2002, 5.750%,
              6/01/29

       5,000 Golden State Tobacco Securitization Corporation,              6/13 at 100.00       BBB        5,585,800
              California, Tobacco Settlement Asset-Backed Bonds, Series
              2003A-1, 6.250%, 6/01/33
----------------------------------------------------------------------------------------------------------------------
             Education and Civic Organizations - 1.0%

       1,500 California Statewide Community Development Authority,        12/06 at 105.00       N/R        1,574,805
              Certificates of Participation, San Diego Space and Science
              Foundation, Series 1996, 7.500%, 12/01/26

       1,000 University of California, Certificates of Participation,      1/10 at 101.00       Aa2        1,058,670
              San Diego and Sacramento Campus Projects, Series 2002A,
              5.250%, 1/01/22
----------------------------------------------------------------------------------------------------------------------
             Healthcare - 4.0%

       2,985 California Health Facilities Financing Authority, Insured    10/05 at 102.00         A        3,054,461
              Loan Program Small Facilities Revenue Bonds, Series 1994B,
              7.500%, 4/01/22

         650 California Health Facilities Financing Authority, Revenue    11/15 at 100.00        A3          673,036
              Bonds, Cedars-Sinai Medical Center, Series 2005, 5.000%,
              11/15/34

       3,370 California Health Facilities Financing Authority, Hospital   11/05 at 100.00        BB        3,370,741
              Revenue Bonds, Downey Community Hospital, Series 1993,
              5.750%, 5/15/15

             California Statewide Community Development Authority,
             Revenue Bonds, Daughters of Charity Health System, Series
             2005A:
         260  5.250%, 7/01/24                                              7/15 at 100.00      BBB+          275,660
         550  5.250%, 7/01/35                                              7/15 at 100.00      BBB+          576,125

       1,735 Central California Joint Powers Health Finance Authority,     2/06 at 100.00      Baa2        1,735,295
              Certificates of Participation, Community Hospitals of
              Central California, Series 1993, 5.000%, 2/01/23

       1,000 Central California Joint Powers Health Finance Authority,     2/11 at 101.00      Baa2        1,058,150
              Certificates of Participation, Community Hospitals of
              Central California, Series 2001, 5.625%, 2/01/21
----------------------------------------------------------------------------------------------------------------------
             Housing/Multifamily - 5.1%

       1,950 ABAG Finance Authority for Non-Profit Corporations,             No Opt. Call      Baa2        2,084,745
              California, Multifamily Housing Revenue Refunding Bonds,
              United Dominion/2000 Post Apartments, Series 2000B,
              6.250%, 8/15/30 (Mandatory put 8/15/08)

       2,905 California Statewide Community Development Authority,         6/06 at 100.00       AAA        2,939,221
              FHA-Insured Senior Lien Multifamily Housing Revenue Bonds,
              Monte Vista Terrace, Series 1996A, 6.375%, 9/01/20

       2,500 Daly City Housing Development Finance Agency, California,    12/13 at 102.00        A-        2,672,425
              Mobile Home Park Revenue Bonds, Franciscan Mobile Home
              Park Project, Series 2002A, 5.800%, 12/15/25

       2,000 Riverside County, California, Mobile Home Park Revenue        3/09 at 102.00       N/R        2,049,760
              Bonds, Bravo Mobile Home Park Project, Series 1999A,
              5.900%, 3/20/29

       2,080 Salinas, California, GNMA Collateralized Housing Facility     1/06 at 101.00       AAA        2,103,795
              Revenue Refunding Bonds, Villa Serra Project, Series
              1994A, 6.500%, 7/20/17

       2,000 San Dimas Housing Authority, California, Mobile Home Park     7/08 at 102.00       N/R        2,065,620
              Revenue Bonds, Charter Oak Mobile Home Estates Acquisition
              Project, Series 1998A, 5.700%, 7/01/28
----------------------------------------------------------------------------------------------------------------------
             Housing/Single Family - 0.1%

         160 California Rural Home Mortgage Finance Authority,               No Opt. Call       AAA          162,731
              Mortgage-Backed Securities Program Single Family Mortgage
              Revenue Bonds, Series 1997A, 7.000%, 9/01/29 (Alternative
              Minimum Tax)
----------------------------------------------------------------------------------------------------------------------
             Industrials - 0.7%

       1,000 California Municipal Finance Authority, Solid Waste             No Opt. Call       BBB        1,010,180
              Disposal Revenue Bonds, Waste Management Inc., Series
              2004, 4.100%, 9/01/14 (Alternative Minimum Tax) (Mandatory
              put 9/01/09)

         750 California Pollution Control Financing Authority, Solid         No Opt. Call      BBB+          811,673
              Waste Disposal Revenue Bonds, Republic Services Inc.,
              Series 2002C, 5.250%, 6/01/23 (Alternative Minimum Tax)
              (Mandatory put 12/01/17)
----------------------------------------------------------------------------------------------------------------------

----
11

Portfolio of Investments (Unaudited)
NUVEEN CALIFORNIA MUNICIPAL BOND FUND (continued)
August 31, 2005

   Principal                                                                Optional Call                     Market
Amount (000) Description                                                      Provisions* Ratings**            Value
--------------------------------------------------------------------------------------------------------------------
             Long-Term Care - 3.9%

             ABAG Finance Authority for Non-Profit Corporations,
             California, Cal-Mortgage Revenue Bonds, Elder Care Alliance
             of Union City, Series 2004:
   $   1,850  5.400%, 8/15/24                                              8/14 at 100.00         A $      1,978,742
       2,130  5.600%, 8/15/34                                              8/14 at 100.00         A        2,287,769

       4,250 ABAG Finance Authority for Non-Profit Corporations,          10/07 at 102.00       BB+        4,308,608
              California, Certificates of Participation, American
              Baptist Homes of the West, Series 1997A, 5.850%, 10/01/27

       2,000 Chico Redevelopment Agency, California, Insured               2/06 at 100.00         A        2,005,340
              Certificates of Participation, Walker Senior Housing
              Corporation VII - Sierra Sunrise Lodge, Series 1991A,
              6.750%, 2/01/21
--------------------------------------------------------------------------------------------------------------------
             Tax Obligation/General - 16.8%

       3,335 California, General Obligation Bonds, Derivative Tax Exempt     No Opt. Call       AAA        5,268,933
              Receipts, Series 245, 12.410%, 2/01/15 (IF)

             California, General Obligation Bonds, Series 2004:
       2,500  5.000%, 2/01/20                                              2/14 at 100.00         A        2,687,250
       1,000  5.000%, 4/01/21                                              4/14 at 100.00         A        1,073,140
       6,000  5.125%, 4/01/23                                              4/14 at 100.00         A        6,474,780

             Central Unified School District, Fresno County, California,
             General Obligation Bonds, Series 2004A:
       1,000  5.500%, 7/01/22 - FGIC Insured                               7/14 at 100.00       AAA        1,134,120
       1,500  5.500%, 7/01/24 - FGIC Insured                               7/14 at 100.00       AAA        1,701,180

       6,325 Desert Community College District, Riverside County,          8/15 at 100.00       AAA        6,873,504
              California, General Obligation Bonds, Series 2005, 5.000%,
              8/01/23 - MBIA Insured

       1,035 Escondido Union School District, San Diego County,            8/12 at 100.00       AAA        1,132,745
              California, General Obligation Bonds, Series 2002A,
              5.250%, 8/01/23 - FSA Insured

       1,150 Los Angeles Community College District, Los Angeles County,   8/15 at 100.00       AAA        1,238,953
              California, General Obligation Bonds, Series 2005A,
              5.000%, 6/01/26 - FSA Insured

       1,570 Los Angeles Unified School District, California, General      7/15 at 100.00       AAA        1,695,867
              Obligation Bonds, Series 2005A-1, 5.000%, 7/01/25 - FGIC
              Insured

       6,000 Los Angeles Unified School District, California, General      7/13 at 100.00       AAA        6,507,660
              Obligation Bonds, Series 2003A, 5.000%, 7/01/22 - FSA
              Insured

       2,000 Murrieta Valley Unified School District, Riverside County,    9/13 at 100.00       AAA        2,129,440
              California, General Obligation Bonds, Series 2003A,
              5.000%, 9/01/26 - FGIC Insured

             Oakland Unified School District, Alameda County,
             California, General Obligation Bonds, Series 2005:
         380  5.000%, 8/01/25 - MBIA Insured                               8/15 at 100.00       AAA          409,712
         400  5.000%, 8/01/26 - MBIA Insured                               8/15 at 100.00       AAA          429,584

       1,350 Riverside Community College District, California, General     8/15 at 100.00       AAA        1,475,186
              Obligation Bonds, Series 2005, 5.000%, 8/01/21 - FSA
              Insured

       2,000 San Diego Unified School District, California, General        7/10 at 100.00       AAA        2,173,380
              Obligation Bonds, Election of 1998, Series 2000B, 5.125%,
              7/01/22 - MBIA Insured

             San Jose-Evergreen Community College District, Santa Clara
             County, California, General Obligation Bonds, Series 2005A:
         295  5.000%, 9/01/25 - MBIA Insured                               9/15 at 100.00       AAA          318,992
         420  5.000%, 9/01/27 - MBIA Insured                               9/15 at 100.00       AAA          452,004

       2,000 West Contra Costa Unified School District, Contra Costa       8/11 at 101.00       AAA        2,153,180
              County, California, General Obligation Bonds, Series
              2003B, 5.000%, 8/01/20 - FSA Insured
--------------------------------------------------------------------------------------------------------------------
             Tax Obligation/Limited - 19.3%

             California, Economic Recovery Revenue Bonds, Series 2004A:
       1,000  5.000%, 7/01/15                                              7/14 at 100.00       AA-        1,103,890
       2,500  5.000%, 7/01/16                                              7/11 at 100.00       AA-        2,698,250

         265 Hesperia Community Redevelopment Agency, California, Tax      9/15 at 100.00       AAA          287,006
              Allocation Bonds, Series 2005A, 5.000%, 9/01/20 - XLCA
              Insured

       2,000 La Mirada Redevelopment Agency, California, Special Tax      10/08 at 102.00       N/R        2,067,960
              Refunding Bonds, Community Facilities District 89-1, Civic
              Theatre Project, Series 1998, 5.700%, 10/01/20

       1,120 Lancaster Redevelopment Agency, California, Tax Allocation   12/14 at 100.00       AAA        1,192,890
              Refunding Bonds, Combined Fire Protection Facilities
              Project, Series 2004, 5.000%, 12/01/23 - XLCA Insured

----
12

   Principal                                                                Optional Call                     Market
Amount (000) Description                                                      Provisions* Ratings**            Value
--------------------------------------------------------------------------------------------------------------------
             Tax Obligation/Limited (continued)

   $   1,870 Lancaster Redevelopment Agency, California, Tax Allocation   12/14 at 100.00       AAA $      1,991,700
              Refunding Bonds, Combined Area Sheriff's Facilities
              Projects, Series 2004, 5.000%, 12/01/23 - XLCA Insured

       2,500 Los Angeles County Schools, California, Certificates of       9/13 at 100.00       AAA        2,674,125
              Participation, Pooled Financing Program, Regionalized
              Business Services Corporation, Series 2003A, 5.000%,
              9/01/22 - FSA Insured

         995 Milpitas, California, Local Improvement District 20 Limited   9/05 at 103.00       N/R        1,031,407
              Obligation Bonds, Series 1998A, 5.700%, 9/02/18

             Moreno Valley Unified School District, Riverside County,
             California, Special Tax Bonds, Community Facilities
             District, Series 2004:
         805  5.550%, 9/01/29                                              9/05 at 102.00       N/R          822,726
       1,250  5.650%, 9/01/34                                              9/05 at 102.00       N/R        1,277,575

       1,040 Nevada County, California, Certificates of Participation     10/11 at 100.00       Aaa        1,147,307
              Refunding, Series 2001, 5.250%, 10/01/13 - MBIA Insured

       5,000 Oakland Redevelopment Agency, California, Subordinate Lien    3/13 at 100.00       AAA        5,602,850
              Tax Allocation Bonds, Central District Redevelopment
              Project, Series 2003, 5.500%, 9/01/15 - FGIC Insured

         805 Ontario, California, Assessment District 100C Limited         9/05 at 103.00       N/R          843,817
              Obligation Improvement Bonds, California Commerce Center
              Phase III, Series 1991, 8.000%, 9/02/11

       2,250 Orange County, California, Special Tax Bonds, Community       8/09 at 102.00       N/R        2,566,035
              Facilities District 99-1 of Ladera Ranch, Series 1999A,
              6.700%, 8/15/29

       2,000 Poway, California, Community Facilities District 88-1,        8/08 at 102.00       N/R        2,200,700
              Special Tax Refunding Bonds, Parkway Business Centre,
              Series 1998, 6.750%, 8/15/15

       1,645 Rancho Cucamonga, California, Limited Obligation              9/05 at 102.00       N/R        1,672,488
              Improvement Bonds, Masi Plaza Assessment District 93-1,
              Series 1997, 6.250%, 9/02/22

         305 Rialto Redevelopment Agency, California, Tax Allocation       9/15 at 100.00       AAA          321,824
              Bonds, Merged Project Area, Series 2005A, 5.000%, 9/01/35
              - XLCA Insured

         205 Riverside County Public Financing Authority, California,     10/15 at 100.00       AAA          216,892
              Tax Allocation Bonds, Multiple Projects, Series 2005A,
              5.000%, 10/01/35 (WI, settling 9/08/05) - XLCA Insured

       1,000 Sacramento City Financing Authority, California, Lease          No Opt. Call       AAA        1,169,830
              Revenue Refunding Bonds, Series 1993A, 5.400%, 11/01/20 -
              AMBAC Insured

         500 Sacramento City Financing Authority, California, Lease          No Opt. Call       AA-          564,185
              Revenue Refunding Bonds, Series 1993B, 5.400%, 11/01/20

         995 Sacramento County, Laguna, California, Special Tax           12/07 at 102.00       N/R        1,023,775
              Refunding Bonds, Community Facilities District 1 - Laguna
              Creek Ranch, Series 1997, 5.700%, 12/01/20

       2,880 San Francisco Redevelopment Agency, California, Lease         7/11 at 102.00       AAA        3,149,424
              Revenue Bonds, Moscone Convention Center, Series 2004,
              5.250%, 7/01/24 - AMBAC Insured

       7,090 San Marcos Redevelopment Agency, California, Tax Allocation  10/07 at 102.00         A        7,407,207
              Bonds, Affordable Housing Project, Series 1997A, 6.000%,
              10/01/27 (Alternative Minimum Tax)

       4,000 Shafter Joint Powers Financing Authority, California, Lease   1/07 at 101.00        A-        4,164,640
              Revenue Bonds, Community Correctional Facility Acquisition
              Project, Series 1997A, 6.050%, 1/01/17

       1,025 Stockton Public Financing Authority, California, Lease        9/14 at 100.00       AAA        1,127,141
              Revenue Bonds, Series 2004, 5.250%, 9/01/23 - FGIC Insured

       2,000 Taft Public Financing Authority, California, Lease Revenue    1/07 at 101.00        A-        2,077,000
              Bonds, Community Correctional Facility Acquisition, Series
              1997A, 6.050%, 1/01/17

       1,190 Vallejo Public Financing Authority, California, Limited         No Opt. Call       N/R        1,245,978
              Obligation Revenue Refinancing Bonds, Fairground Drive
              Assessment District 65, Series 1998, 5.700%, 9/02/11
--------------------------------------------------------------------------------------------------------------------
             Transportation - 10.3%

       3,000 Bay Area Toll Authority, California, Revenue Bonds, San       4/11 at 100.00        AA        3,235,020
              Francisco Bay Area Toll Bridge, Series 2001D, 5.000%,
              4/01/16

       4,460 California Infrastructure Economic Development Bank, First    7/13 at 100.00       AAA        4,837,361
              Lien Revenue Bonds, San Francisco Bay Area Toll Bridge,
              Series 2003A, 5.000%, 7/01/22 - FSA Insured

----
13

Portfolio of Investments (Unaudited)
NUVEEN CALIFORNIA MUNICIPAL BOND FUND (continued)
August 31, 2005

   Principal                                                                Optional Call                     Market
Amount (000) Description                                                      Provisions* Ratings**            Value
--------------------------------------------------------------------------------------------------------------------
             Transportation (continued)

   $   2,000 Foothill/Eastern Transportation Corridor Agency,              1/10 at 100.00      BBB- $      1,932,700
              California, Toll Road Revenue Bonds, Series 1995A, 5.000%,
              1/01/35

       2,750 Foothill/Eastern Transportation Corridor Agency,              1/14 at 101.00      BBB-        2,368,740
              California, Toll Road Revenue Refunding Bonds, Series
              1999, 0.000%, 1/15/28

             Port of Oakland, California, Revenue Bonds, Series 2000K:
       2,000  5.500%, 11/01/09 (Alternative Minimum Tax) - FGIC Insured      No Opt. Call       AAA        2,173,780
       4,000  5.750%, 11/01/29 (Alternative Minimum Tax) - FGIC Insured    5/10 at 100.00       AAA        4,320,680

       5,500 Port of Oakland, California, Revenue Bonds, Series 2002M,    11/12 at 100.00       AAA        6,077,610
              5.250%, 11/01/19 - FGIC Insured

       2,475 San Francisco Airports Commission, California, Revenue        5/12 at 100.00       AAA        2,695,102
              Refunding Bonds, San Francisco International Airport,
              Second Series 2002, Issue 28B, 5.250%, 5/01/22 - MBIA
              Insured
--------------------------------------------------------------------------------------------------------------------
             U.S. Guaranteed *** - 10.3%

       3,115 California Educational Facilities Authority, Revenue Bonds,   6/10 at 101.00   Baa3***        3,614,553
              Pooled College and University Projects, Series 2000C,
              6.750%, 6/01/30

       6,000 California Health Facilities Financing Authority, Revenue    12/09 at 101.00     A3***        6,782,100
              Bonds, Cedars-Sinai Medical Center, Series 1999A, 6.125%,
              12/01/30 (Pre-refunded to 12/01/09)

       7,100 California, Various Purpose General Obligation Bonds,         3/10 at 101.00       AAA        7,941,705
              Series 2000, 5.750%, 3/01/27 (Pre-refunded to 3/01/10) -
              MBIA Insured

       2,405 Los Angeles Harbors Department, California, Revenue Bonds,      No Opt. Call       AAA        3,038,405
              Series 1988, 7.600%, 10/01/18

       5,729 Merced Irrigation District, California, Subordinated          3/08 at 102.00       AAA        6,343,550
              Revenue Certificates of Participation, Electric System
              Project, Series 2000, 7.450%, 3/01/18 (Pre-refunded to
              3/01/08)
--------------------------------------------------------------------------------------------------------------------
             Utilities - 15.2%

       4,500 California Department of Water Resources, Power Supply        5/12 at 101.00        A2        4,848,525
              Revenue Bonds, Series 2002A, 5.125%, 5/01/18

       6,420 California Department of Water Resources, Power Supply        5/12 at 101.00       AAA        8,977,343
              Revenue Bonds, RITES PA-1120R, Series 2003, 10.148%,
              5/01/14 (IF) - AMBAC Insured

       2,875 California Statewide Community Development Authority,        12/05 at 101.50       N/R        2,933,794
              Certificates of Participation Refunding, Rio Bravo Fresno
              Project, Series 1999A, 6.300%, 12/01/18

             Los Angeles Department of Water and Power, California,
             Power System Revenue Bonds, Series 2001A-1:
       5,000  5.250%, 7/01/15                                              7/11 at 100.00       AA-        5,461,950
      10,000  5.250%, 7/01/21 - FSA Insured                                7/11 at 100.00       AAA       10,817,000

         500 Los Angeles Department of Water and Power, California,        7/13 at 100.00       AAA          542,980
              Power System Revenue Bonds, Series 2003A-2, 5.000%,
              7/01/21 - MBIA Insured

       3,405 Merced Irrigation District, California, Revenue Refunding     9/05 at 102.00      Baa3        3,478,820
              Bonds, Electric System Project, Series 2001, 6.850%,
              9/01/36

       3,470 Puerto Rico Industrial, Tourist, Educational, Medical and     6/10 at 101.00      Baa3        3,769,669
              Environmental Control Facilities Financing Authority,
              Co-Generation Facility Revenue Bonds, Series 2000A,
              6.625%, 6/01/26 (Alternative Minimum Tax)
--------------------------------------------------------------------------------------------------------------------
             Water and Sewer - 9.5%

       6,080 California Department of Water Resources, Water System       12/12 at 100.00       AAA        6,631,152
              Revenue Bonds, Central Valley Project, Series 2002Z,
              5.000%, 12/01/17 - FGIC Insured

       1,270 California Department of Water Resources, Water System        6/13 at 100.00       AAA        1,417,828
              Revenue Bonds, Central Valley Project, Series 2003Y,
              5.250%, 12/01/16 - FGIC Insured

       2,000 California Statewide Community Development Authority, Water  10/13 at 100.00       AAA        2,186,320
              and Wastewater Revenue Bonds, Pooled Financing Program,
              Series 2003A, 5.250%, 10/01/23 - FSA Insured

       1,680 Castaic Lake Water Agency, California, Revenue Certificates   8/14 at 100.00       AAA        1,816,030
              of Participation, Series 2004A, 5.000%, 8/01/20 - AMBAC
              Insured

       4,250 Los Angeles Department of Water and Power, California,        7/11 at 100.00        AA        4,429,860
              Waterworks Revenue Refunding Bonds, Series 2001A, 5.125%,
              7/01/41

----
14

   Principal                                                                Optional Call                     Market
Amount (000) Description                                                      Provisions* Ratings**            Value
--------------------------------------------------------------------------------------------------------------------
             Water and Sewer (continued)

   $   1,500 Metropolitan Water District of Southern California, Water    10/14 at 100.00       AAA $      1,602,060
              Revenue Bonds, Series 2004B-3, 5.000%, 10/01/29 - MBIA
              Insured

       1,190 Pasadena, California, Water Revenue Refunding Bonds, Series   6/13 at 100.00       AAA        1,294,101
              2003, 5.000%, 6/01/20 - FGIC Insured

       1,670 Sacramento County Sanitation District Financing Authority,   12/10 at 101.00        AA        2,267,726
              California, Revenue Bonds, Series 694R-A, 10.949%,
              12/01/10 (IF)

       1,385 Sacramento County Sanitation District Financing Authority,   12/10 at 101.00        AA        1,786,913
              California, Revenue Bonds, Series 694R-B, 9.301%, 12/01/11
              (IF)

       2,055 Westlands Water District, California, Revenue Certificates    3/15 at 100.00       AAA        2,203,491
              of Participation, Series 2005A, 5.000%, 9/01/24 - MBIA
              Insured
--------------------------------------------------------------------------------------------------------------------
   $ 245,404 Total Long-Term Investments (cost $251,266,797) - 99.6%                                     267,928,667
--------------------------------------------------------------------------------------------------------------------
------------
             Other Assets Less Liabilities - 0.4%                                                          1,119,322
             ------------------------------------------------------------------------------------------------------
             Net Assets - 100%                                                                      $    269,047,989
             ------------------------------------------------------------------------------------------------------

           * Optional Call Provisions: Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates.
           ** Ratings: Using the higher of Standard & Poor's or Moody's rating. *** Securities are backed by an escrow or trust containing sufficient
               U.S. Government or U.S. Government agency securities which ensures the timely payment of principal and interest. Such securities are normally considered to be equivalent to AAA rated securities.
           N/R Investment is not rated.
          (WI) Security purchased on a when-issued basis.
          (IF) Inverse floating rate security.

                                See accompanying notes to financial statements.

----
15

Portfolio of Investments (Unaudited)
NUVEEN CALIFORNIA INSURED MUNICIPAL BOND FUND
August 31, 2005

   Principal                                                                Optional Call                     Market
Amount (000) Description                                                      Provisions* Ratings**            Value
--------------------------------------------------------------------------------------------------------------------
             Education and Civic Organizations - 3.8%

   $   2,125 California Educational Facilities Authority, Student Loan     3/08 at 102.00       Aaa $      2,234,438
              Revenue Bonds, Cal Loan Program, Series 2001A, 5.400%,
              3/01/21 (Alternative Minimum Tax) - MBIA Insured

       2,250 California State University, Systemwide Revenue Bonds,        5/15 at 100.00       AAA        2,427,863
              Series 2005A, 5.000%, 11/01/25 - AMBAC Insured

       5,000 Long Beach Bond Financing Authority, California, Lease       11/11 at 101.00       AAA        5,364,700
              Revenue Refunding Bonds, Long Beach Aquarium of the South
              Pacific, Series 2001, 5.250%, 11/01/30 - AMBAC Insured
--------------------------------------------------------------------------------------------------------------------
             Healthcare - 2.5%

       2,000 Antelope Valley Healthcare District, California, Insured      1/08 at 102.00       AAA        2,117,080
              Revenue Refunding Bonds, Series 1997A, 5.200%, 1/01/27 -
              FSA Insured

       4,000 California Statewide Community Development Authority,         8/09 at 101.00       AAA        4,324,840
              Certificates of Participation, Sutter Health Obligated
              Group, Series 1999, 5.500%, 8/15/31 - FSA Insured
--------------------------------------------------------------------------------------------------------------------
             Housing/Multifamily - 4.5%

       4,180 California Statewide Community Development Authority,        12/11 at 100.00       AAA        4,354,348
              Multifamily Housing Revenue Senior Bonds, Westgate
              Courtyards Apartments, Series 2001X-1, 5.420%, 12/01/34
              (Alternative Minimum Tax) - AMBAC Insured

       3,865 Los Angeles, California, GNMA Mortgage-Backed Securities      7/11 at 102.00       AAA        4,069,729
              Program Multifamily Housing Revenue Bonds, Park Plaza West
              Senior Apartments, Series 2001B, 5.400%, 1/20/31
              (Alternative Minimum Tax)

       1,955 Napa, California, FHA-Insured Mortgage Revenue Refunding      1/06 at 100.00       AAA        1,958,030
              Bonds, Creekside Park II Apartments, Series 1994A, 6.625%,
              7/01/25 - MBIA Insured

       1,285 Santa Cruz County Housing Authority, California, GNMA         7/09 at 102.00       AAA        1,340,885
              Collateralized Multifamily Housing Revenue Bonds,
              Northgate Apartments, Series 1999A, 5.500%, 7/20/40
              (Alternative Minimum Tax)
--------------------------------------------------------------------------------------------------------------------
             Housing/Single Family - 5.1%

       3,985 California Rural Home Mortgage Finance Authority, FNMA        6/12 at 101.00       Aaa        4,142,846
              Mortgage-Backed Securities Program Single Family Mortgage
              Revenue Bonds, Series 2002D, 5.250%, 6/01/34 (Alternative
              Minimum Tax)

             California Department of Veterans Affairs, Home Purchase
             Revenue Bonds, Series 2002A:
       3,500  5.300%, 12/01/21 - AMBAC Insured                             6/12 at 101.00       AAA        3,758,370
       5,000  5.350%, 12/01/27 - AMBAC Insured                             6/12 at 101.00       AAA        5,319,850
--------------------------------------------------------------------------------------------------------------------
             Tax Obligation/General - 17.2%

             Bonita Unified School District, San Diego County,
             California, General Obligation Bonds, Series 2004A:
       1,425  5.250%, 8/01/20 - MBIA Insured                               8/14 at 100.00       AAA        1,585,113
       1,570  5.250%, 8/01/21 - MBIA Insured                               8/14 at 100.00       AAA        1,741,381

       3,570 California, General Obligation Bonds, Series 2004, 5.000%,    2/14 at 100.00       AAA        3,888,087
              2/01/17 - AMBAC Insured

       4,080 Chaffey Joint Union High School District, San Bernardino      8/15 at 100.00       AAA        4,433,818
              County, California, General Obligation Bonds, Series 2005,
              5.000%, 8/01/23 - FGIC Insured

       1,365 El Segundo Unified School District, Los Angeles County,       9/14 at 100.00       AAA        1,519,627
              California, General Obligation Bonds, Series 2004, 5.250%,
              9/01/20 - FGIC Insured

       1,610 Eureka Unified School District, Humboldt County,              8/12 at 101.00       AAA        1,771,531
              California, General Obligation Bonds, Series 2002, 5.250%,
              8/01/23 - FSA Insured

       1,000 Fremont Unified School District, Alameda County,              8/12 at 101.00       AAA        1,086,170
              California, General Obligation Bonds, Series 2002A,
              5.000%, 8/01/21 - FGIC Insured

             Golden West Schools Financing Authority, California,
             General Obligation Revenue Refunding Bonds, School District
             Program, Series 1998A:
       2,650  0.000%, 8/01/19 - MBIA Insured                                8/13 at 68.56       AAA        1,276,373
       2,755  0.000%, 8/01/20 - MBIA Insured                                8/13 at 63.85       AAA        1,232,284

       2,500 Huntington Beach Union High School District, Orange County,   8/14 at 100.00       AAA        2,706,350
              California, General Obligation Bonds, Series 2004, 5.000%,
              8/01/22 - FSA Insured

             Imperial Community College District, Imperial County,
             California, General Obligation Bonds, Series 2005:
       1,330  5.000%, 8/01/23 - FGIC Insured                               8/14 at 100.00       AAA        1,435,615
       1,510  5.000%, 8/01/24 - FGIC Insured                               8/14 at 100.00       AAA        1,626,376

----
16

   Principal                                                                Optional Call                     Market
Amount (000) Description                                                      Provisions* Ratings**            Value
--------------------------------------------------------------------------------------------------------------------
             Tax Obligation/General (continued)

   $   1,460 Jurupa Unified School District, Riverside County,             8/13 at 100.00       AAA $      1,578,771
              California, General Obligation Bonds, Series 2004, 5.000%,
              8/01/24 - FGIC Insured

       1,255 Los Angeles Community College District, Los Angeles County,   8/15 at 100.00       AAA        1,360,608
              California, General Obligation Bonds, Series 2005A,
              5.000%, 8/01/24 - FSA Insured

       5,000 Los Angeles Unified School District, California, General      7/12 at 100.00       AAA        5,319,300
              Obligation Bonds, Series 2002E, 5.125%, 1/01/27 - MBIA
              Insured

       1,280 Los Angeles Unified School District, California, General      7/13 at 100.00       AAA        1,383,603
              Obligation Bonds, Series 2003A, 5.000%, 7/01/24 - FSA
              Insured

             Oakland Unified School District, Alameda County,
             California, General Obligation Bonds, Series 2005:
         360  5.000%, 8/01/25 - MBIA Insured                               8/15 at 100.00       AAA          388,148
         380  5.000%, 8/01/26 - MBIA Insured                               8/15 at 100.00       AAA          408,105

       2,525 San Joaquin Delta Community College District, California,     8/15 at 100.00       AAA        2,709,628
              General Obligation Bonds, Series 2005A, 5.000%, 8/01/29 -
              FSA Insured

             San Jose-Evergreen Community College District, Santa Clara
             County, California, General Obligation Bonds, Series 2005A:
         285  5.000%, 9/01/25 - MBIA Insured                               9/15 at 100.00       AAA          308,179
         415  5.000%, 9/01/27 - MBIA Insured                               9/15 at 100.00       AAA          446,623

       2,335 San Juan Unified School District, Sacramento County,          8/14 at 100.00       AAA        2,553,486
              California, General Obligation Bonds, Series 2004A,
              5.000%, 8/01/18 - MBIA Insured

       1,000 San Ramon Valley Unified School District, Contra Costa        8/14 at 100.00       AAA        1,077,070
              County, California, General Obligation Bonds, Series 2004,
              5.000%, 8/01/24 - FSA Insured

       3,040 Sulphur Springs Union School District, Los Angeles County,      No Opt. Call       AAA        2,053,885
              California, General Obligation Bonds, Series 1991A,
              0.000%, 9/01/15 - MBIA Insured

       1,000 Washington Unified School District, Yolo County,              8/13 at 100.00       AAA        1,084,910
              California, General Obligation Bonds, Series 2004A,
              5.000%, 8/01/22 - FGIC Insured
--------------------------------------------------------------------------------------------------------------------
             Tax Obligation/Limited - 19.7%

         415 Barstow Redevelopment Agency, California, Tax Allocation        No Opt. Call       AAA          483,566
              Bonds, Central Redevelopment Project, Series 1994A,
              7.000%, 9/01/14 - MBIA Insured

       7,005 Big Bear Lake Financing Authority, San Bernardino County,     2/06 at 102.00       AAA        7,163,103
              California, Tax Allocation Revenue Refunding Bonds, Series
              1995, 6.300%, 8/01/25 - AMBAC Insured

       2,250 Brea and Olinda Unified School District, Orange County,       8/11 at 101.00       AAA        2,386,890
              California, Certificates of Participation Refunding,
              Series 2002A, 5.125%, 8/01/26 - FSA Insured

       1,960 California Infrastructure Economic Development Bank,         12/13 at 100.00       AAA        2,116,624
              Revenue Bonds, North County Center for Self- Sufficiency
              Corporation, Series 2004, 5.000%, 12/01/25 - AMBAC Insured

       2,000 Cerritos Public Financing Authority, California, Tax         11/17 at 102.00       AAA        2,197,520
              Allocation Revenue Bonds, Los Cerritos Redevelopment
              Projects, Series 2002A, 5.000%, 11/01/24 - AMBAC Insured

       1,400 Chula Vista Public Financing Authority, California, Pooled    9/15 at 100.00       AAA        1,492,456
              Community Facility District Assessment Revenue Bonds,
              Series 2005A, 5.000%, 9/01/29 - MBIA Insured

       2,285 Folsom Cordova Unified School District, Sacramento County,   10/14 at 100.00       AAA        2,482,013
              California, General Obligation Bonds, School Facilities
              Improvement District 1, Series 2004B, 5.000%, 10/01/21 -
              MBIA Insured

       1,185 Folsom Cordova Unified School District, Sacramento County,   10/14 at 100.00       AAA        1,268,412
              California, General Obligation Bonds, School Facilities
              Improvement District 2, Series 2004B, 5.000%, 10/01/27 -
              FSA Insured

         260 Hesperia Community Redevelopment Agency, California, Tax      9/15 at 100.00       AAA          281,590
              Allocation Bonds, Series 2005A, 5.000%, 9/01/20 - XLCA
              Insured

       1,000 Los Angeles Community Redevelopment Agency, California, Tax  12/14 at 100.00       AAA        1,083,460
              Allocation Bonds, Bunker Hill Project, Series 2004A,
              5.000%, 12/01/20 - FSA Insured

       2,000 Los Angeles County Metropolitan Transportation Authority,     7/13 at 100.00       AAA        2,184,700
              California, Proposition A First Tier Senior Sales Tax
              Revenue Bonds, Series 2003B, 5.000%, 7/01/19 - MBIA Insured

       1,460 Moreno Valley Unified School District, Riverside County,      3/14 at 100.00       AAA        1,562,696
              California, Certificates of Participation, Series 2005,
              5.000%, 3/01/23 - FSA Insured

----
17

Portfolio of Investments (Unaudited)
NUVEEN CALIFORNIA INSURED MUNICIPAL BOND FUND (continued)
August 31, 2005

   Principal                                                                Optional Call                     Market
Amount (000) Description                                                      Provisions* Ratings**            Value
--------------------------------------------------------------------------------------------------------------------
             Tax Obligation/Limited (continued)

   $   7,040 Norwalk Community Facilities Financing Authority, Los         9/05 at 102.00       AAA $      7,197,274
              Angeles County, California, Tax Allocation Revenue
              Refunding Bonds, Series 1995A, 6.050%, 9/01/25 - FSA
              Insured

      14,050 Paramount Redevelopment Agency, California, Tax Allocation      No Opt. Call       AAA        5,147,077
              Refunding Bonds, Redevelopment Project Area 1, Series
              1998, 0.000%, 8/01/26 - MBIA Insured

         290 Rialto Redevelopment Agency, California, Tax Allocation       9/15 at 100.00       AAA          305,996
              Bonds, Merged Project Area, Series 2005A, 5.000%, 9/01/35
              - XLCA Insured

       8,000 Riverside County, California, Asset Leasing Corporate         6/12 at 101.00       AAA        8,561,760
              Leasehold Revenue Bonds, Riverside County Hospital
              Project, Series 1997B, 5.000%, 6/01/19 - MBIA Insured

         190 Riverside County Public Financing Authority, California,     10/15 at 100.00       AAA          201,022
              Tax Allocation Bonds, Multiple Projects, Series 2005A,
              5.000%, 10/01/35 (WI, settling 9/08/05) - XLCA Insured

       3,560 Roseville, California, Special Tax Bonds, Community           9/15 at 100.00       AAA        3,780,150
              Facilities District 1 - Woodcreek West, Series 2005,
              5.000%, 9/01/30 - AMBAC Insured

       1,490 Tulare Public Financing Authority, California, Lease         10/07 at 102.00       AAA        1,575,437
              Revenue Bonds, Capital Facilities Project, Series 1997,
              5.125%, 10/01/22 - MBIA Insured
--------------------------------------------------------------------------------------------------------------------
             Transportation - 9.5%

       6,500 Foothill/Eastern Transportation Corridor Agency,              1/10 at 100.00       AAA        6,824,480
              California, Toll Road Revenue Bonds, Series 1995A, 5.000%,
              1/01/35 - MBIA Insured

       3,255 Foothill/Eastern Transportation Corridor Agency,              1/10 at 101.00       AAA        3,585,708
              California, Toll Road Revenue Refunding Bonds, Series
              1999, 5.750%, 1/15/40 - MBIA Insured

       2,000 Port of Oakland, California, Revenue Bonds, Series 2000K,     5/10 at 100.00       AAA        2,160,340
              5.750%, 11/01/29 (Alternative Minimum Tax) - FGIC Insured

       1,290 San Francisco Airports Commission, California, Special        1/08 at 101.00       AAA        1,348,295
              Facilities Lease Revenue Bonds, San Francisco
              International Airport, SFO Fuel Company LLC, Series 1997A,
              5.250%, 1/01/22 (Alternative Minimum Tax) - AMBAC Insured

       3,470 San Francisco Airports Commission, California, Revenue        5/08 at 101.00       AAA        3,654,396
              Bonds, San Francisco International Airport, Second Series
              Issue 16A, 5.375%, 5/01/16 (Alternative Minimum Tax) - FSA
              Insured

       1,320 San Francisco Airports Commission, California, Special        1/08 at 102.00       AAA        1,420,993
              Facilities Lease Revenue Bonds, San Francisco
              International Airport, SFO Fuel Company LLC, Series 2000A,
              6.100%, 1/01/20 (Alternative Minimum Tax) - FSA Insured

         625 San Francisco Airports Commission, California, Revenue        5/10 at 101.00       AAA          666,431
              Bonds, San Francisco International Airport, Second Series
              2000, Issue 26B, 5.000%, 5/01/21 - FGIC Insured

       5,000 San Francisco Airports Commission, California, Revenue        5/11 at 100.00       AAA        5,227,400
              Refunding Bonds, San Francisco International Airport,
              Second Series 2001, Issue 27A, 5.250%, 5/01/31
              (Alternative Minimum Tax) - MBIA Insured
--------------------------------------------------------------------------------------------------------------------
             U.S. Guaranteed *** - 22.7%

         750 Barstow Redevelopment Agency, California, Tax Allocation        No Opt. Call       AAA          883,313
              Bonds, Central Redevelopment Project, Series 1994A,
              7.000%, 9/01/14 - MBIA Insured

      27,750 California, Various Purpose General Obligation Bonds,         3/10 at 101.00       AAA       31,039,763
              Series 2000, 5.750%, 3/01/27 (Pre-refunded to 3/01/10) -
              MBIA Insured

       3,305 Centinela Valley Union High School District, Los Angeles      8/10 at 102.00       AAA        3,532,516
              County, California, General Obligation Bonds, Series
              2002C, 5.200%, 8/01/32 - FGIC Insured

       3,195 Desert Community College District, Riverside County,          8/14 at 100.00       AAA        3,560,572
              California, General Obligation Bonds, Series 2004A,
              5.000%, 8/01/23 (Pre-refunded to 8/01/14) - MBIA Insured

       6,000 Oakland, California, Insured Revenue Bonds, 1800 Harrison     1/10 at 100.00       AAA        6,719,580
              Foundation - Kaiser Permanente, Series 1999A, 6.000%,
              1/01/29 (Pre-refunded to 1/01/10) - AMBAC Insured

       5,120 Orange County, California, Recovery Certificates of           7/06 at 102.00       AAA        5,355,366
              Participation, Series 1996A, 6.000%, 7/01/26 (Pre-refunded to 7/01/06) - MBIA Insured

       4,570 Sacramento City Unified School District, Sacramento County,   7/09 at 102.00       Aaa        5,150,527
              California, General Obligation Bonds, Series 2000A,
              6.000%, 7/01/29 (Pre-refunded to 7/01/09) - FGIC Insured

       2,500 San Bernardino County Transportation Authority, California,   9/05 at 100.00       AAA        2,689,875
              Limited Sales Tax Revenue Bonds, Series 1992A, 6.000%,
              3/01/10 - FGIC Insured

----
18

   Principal                                                                Optional Call                     Market
Amount (000) Description                                                      Provisions* Ratings**            Value
--------------------------------------------------------------------------------------------------------------------
             Utilities - 6.4%

   $   1,310 Anaheim Public Finance Authority, California, Second Lien    10/14 at 100.00       AAA $      1,459,510
              Electric Distribution Revenue Bonds, Series 2004, 5.250%,
              10/01/17 - MBIA Insured

       5,000 California Pollution Control Financing Authority,             4/11 at 102.00       AAA        5,451,050
              Remarketed Revenue Bonds, Pacific Gas and Electric
              Company, Series 1996A, 5.350%, 12/01/16 (Alternative
              Minimum Tax) - MBIA Insured

       1,000 California Pollution Control Financing Authority, Revenue     9/09 at 101.00       AAA        1,078,100
              Refunding Bonds, Southern California Edison Company,
              Series 1999B, 5.450%, 9/01/29 - MBIA Insured

       3,500 Northern California Power Agency, Revenue Refunding Bonds,    7/08 at 101.00       AAA        3,688,545
              Hydroelectric Project 1, Series 1998A, 5.125%, 7/01/23 -
              MBIA Insured

       1,950 Salinas Valley Solid Waste Authority, California, Revenue     8/12 at 100.00       AAA        2,069,925
              Bonds, Series 2002, 5.250%, 8/01/27 (Alternative Minimum
              Tax) - AMBAC Insured

       2,700 Santa Clara, California, Subordinate Electric Revenue         7/13 at 100.00       AAA        2,923,317
              Bonds, Series 2003A, 5.000%, 7/01/23 - MBIA Insured
--------------------------------------------------------------------------------------------------------------------
             Water and Sewer - 5.8%

       3,070 California Special District Finance Program, Certificates     9/10 at 100.00       AAA        3,291,194
              of Participation, Water and Wastewater Revenue Bonds,
              Jurupa Community Services District, Series 2001NN, 5.250%,
              9/01/32 - MBIA Insured

       2,850 Metropolitan Water District of Southern California, Water     1/08 at 101.00       AAA        2,930,057
              Revenue Bonds, Series 1997A, 5.000%, 7/01/37 - FGIC Insured

       6,000 Orange County Sanitation District, California, Certificates   8/13 at 100.00       AAA        6,305,820
              of Participation, Series 2003, 5.000%, 2/01/33 - FGIC
              Insured

       1,000 Orange County Water District, California, Revenue             2/15 at 100.00       AAA        1,071,960
              Certificates of Participation, Series 2005B,
              5.000%, 8/15/24 - MBIA Insured

       1,500 Sacramento County Sanitation District Financing Authority,   12/14 at 100.00       AAA        1,631,263
              California, Revenue Bonds, Series 2004A, 5.000%, 12/01/21
              - AMBAC Insured
--------------------------------------------------------------------------------------------------------------------
   $ 249,215 Total Long-Term Investments (cost $235,165,658) - 97.2%                                     253,580,062
--------------------------------------------------------------------------------------------------------------------
------------
             Other Assets Less Liabilities - 2.8%                                                          7,381,218
             -------------------------------------------------------------------------------------------------------
             Net Assets - 100%                                                                      $    260,961,280
             -------------------------------------------------------------------------------------------------------

              Primarily all of the bonds in the portfolio are either covered by Original Issue Insurance, Secondary Market Insurance or Portfolio Insurance, or are backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities, any of which ensure the timely payment of principal and interest.
           * Optional Call Provisions: Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates.
           ** Ratings: Using the higher of Standard & Poor's or Moody's rating. ***Securities are backed by an escrow or trust containing sufficient
              U.S. Government or U.S. Government agency securities which ensures the timely payment of principal and interest.
          (WI)Security purchased on a when-issued basis.

                                See accompanying notes to financial statements.

----
19

Statement of Assets and Liabilities (Unaudited)
August 31, 2005

                                                                                                 California
                                                                                   California       Insured
-----------------------------------------------------------------------------------------------------------
Assets
Investments, at market value (cost $251,266,797 and $235,165,658, respectively) $267,928,667  $253,580,062
Cash                                                                                      --       615,651
Receivables:
  Interest                                                                         4,050,817     3,285,455
  Investments sold                                                                   185,000     5,456,095
  Shares sold                                                                         67,017       139,920
Other assets                                                                           5,911         7,480
-----------------------------------------------------------------------------------------------------------
    Total assets                                                                 272,237,412   263,084,663
-----------------------------------------------------------------------------------------------------------
Liabilities
Cash overdraft                                                                       811,275            --
Payables:
  Investments purchased                                                            1,047,817       989,399
  Shares redeemed                                                                    127,303        51,197
Accrued expenses:
  Management fees                                                                    120,712       116,971
  12b-1 distribution and service fees                                                 36,354        36,344
  Other                                                                               73,424        64,709
Dividends payable                                                                    972,538       864,763
-----------------------------------------------------------------------------------------------------------
    Total liabilities                                                              3,189,423     2,123,383
-----------------------------------------------------------------------------------------------------------
Net assets                                                                      $269,047,989  $260,961,280
-----------------------------------------------------------------------------------------------------------
Class A Shares
Net assets                                                                      $ 72,057,323  $ 86,390,482
Shares outstanding                                                                 6,837,076     7,846,644
Net asset value per share                                                       $      10.54  $      11.01
Offering price per share (net asset value per share plus
 maximum sales charge of 4.20% of offering price)                               $      11.00  $      11.49
-----------------------------------------------------------------------------------------------------------
Class B Shares
Net assets                                                                      $ 14,327,648  $ 17,323,790
Shares outstanding                                                                 1,360,374     1,571,067
Net asset value and offering price per share                                    $      10.53  $      11.03
-----------------------------------------------------------------------------------------------------------
Class C Shares
Net assets                                                                      $ 20,712,692  $ 12,800,852
Shares outstanding                                                                 1,968,791     1,168,992
Net asset value and offering price per share                                    $      10.52  $      10.95
-----------------------------------------------------------------------------------------------------------
Class R Shares
Net assets                                                                      $161,950,326  $144,446,156
Shares outstanding                                                                15,370,255    13,113,625
Net asset value and offering price per share                                    $      10.54  $      11.01
-----------------------------------------------------------------------------------------------------------

Net Assets Consist of:
-----------------------------------------------------------------------------------------------------------
Capital paid-in                                                                 $260,308,642  $241,915,733
Undistributed (Over-distribution of) net investment income                          (373,860)     (290,918)
Accumulated net realized gain (loss) from investments                             (7,548,663)      922,061
Net unrealized appreciation of investments                                        16,661,870    18,414,404
-----------------------------------------------------------------------------------------------------------
Net assets                                                                      $269,047,989  $260,961,280
-----------------------------------------------------------------------------------------------------------

                                See accompanying notes to financial statements.

----
20

Statement of Operations (Unaudited)
Six Months Ended August 31, 2005

                                                                                 California
                                                                     California     Insured
-------------------------------------------------------------------------------------------
Investment Income                                                   $6,973,794  $6,401,451
-------------------------------------------------------------------------------------------
Expenses
Management fees                                                        718,676     696,486
12b-1 service fees - Class A                                            70,728      82,931
12b-1 distribution and service fees - Class B                           71,128      86,397
12b-1 distribution and service fees - Class C                           73,673      48,562
Shareholders' servicing agent fees and expenses                         72,602      62,215
Custodian's fees and expenses                                           43,194      42,199
Trustees' fees and expenses                                              3,095       2,604
Professional fees                                                       15,746       8,170
Shareholders' reports - printing and mailing expenses                   19,480      13,133
Federal and state registration fees                                      1,034         862
Other expenses                                                           3,835       2,667
-------------------------------------------------------------------------------------------
Total expenses before custodian fee credit                           1,093,191   1,046,226
  Custodian fee credit                                                  (7,044)     (3,253)
-------------------------------------------------------------------------------------------
Net expenses                                                         1,086,147   1,042,973
-------------------------------------------------------------------------------------------
Net investment income                                                5,887,647   5,358,478
-------------------------------------------------------------------------------------------
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from investments                             (246,033)  1,206,765
Net change in unrealized appreciation (depreciation) of investments  2,736,062   1,321,726
-------------------------------------------------------------------------------------------
Net realized and unrealized gain                                     2,490,029   2,528,491
-------------------------------------------------------------------------------------------
Net increase in net assets from operations                          $8,377,676  $7,886,969
-------------------------------------------------------------------------------------------

                                See accompanying notes to financial statements.

----
21

Statement of Changes in Net Assets (Unaudited)

                                                                              California
                                                                    ------------------------------
                                                                    Six Months Ended     Year Ended
                                                                             8/31/05        2/28/05
----------------------------------------------------------------------------------------------------
Operations
Net investment income                                                   $  5,887,647  $ 12,332,829
Net realized gain (loss) from investments                                   (246,033)      (51,830)
Net change in unrealized appreciation (depreciation) of investments        2,736,062    (1,326,270)
----------------------------------------------------------------------------------------------------
Net increase in net assets from operations                                 8,377,676    10,954,729
----------------------------------------------------------------------------------------------------
Distributions to Shareholders
From net investment income:
  Class A                                                                 (1,578,424)   (3,009,504)
  Class B                                                                   (279,927)     (622,503)
  Class C                                                                   (387,169)     (744,201)
  Class R                                                                 (3,853,669)   (7,998,261)
From accumulated net realized gains from investments:
  Class A                                                                         --            --
  Class B                                                                         --            --
  Class C                                                                         --            --
  Class R                                                                         --            --
----------------------------------------------------------------------------------------------------
Decrease in net assets from distributions to shareholders                 (6,099,189)  (12,374,469)
----------------------------------------------------------------------------------------------------
Fund Share Transactions
Proceeds from sale of shares                                               8,832,282    28,400,679
Proceeds from shares issued to shareholders due
 to reinvestment of distributions                                          3,496,608     6,775,703
----------------------------------------------------------------------------------------------------
                                                                          12,328,890    35,176,382
Cost of shares redeemed                                                  (14,556,259)  (30,912,607)
----------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets from Fund share transactions        (2,227,369)    4,263,775
----------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets                                         51,118     2,844,035
Net assets at the beginning of period                                    268,996,871   266,152,836
----------------------------------------------------------------------------------------------------
Net assets at the end of period                                         $269,047,989  $268,996,871
----------------------------------------------------------------------------------------------------
Undistributed (Over-distribution of) net investment income
 at the end of period                                                   $   (373,860) $   (162,318)
----------------------------------------------------------------------------------------------------

                                                                          California Insured
                                                                    ------------------------------
                                                                    Six Months Ended     Year Ended
                                                                             8/31/05        2/28/05
---------------------------------------------------------------------------------------------------
Operations
Net investment income                                                   $  5,358,478  $ 11,207,226
Net realized gain (loss) from investments                                  1,206,765      (286,406)
Net change in unrealized appreciation (depreciation) of investments        1,321,726    (6,330,145)
---------------------------------------------------------------------------------------------------
Net increase in net assets from operations                                 7,886,969     4,590,675
---------------------------------------------------------------------------------------------------
Distributions to Shareholders
From net investment income:
  Class A                                                                 (1,739,039)   (3,476,841)
  Class B                                                                   (313,148)     (699,301)
  Class C                                                                   (234,609)     (488,685)
  Class R                                                                 (3,206,037)   (6,707,998)
From accumulated net realized gains from investments:
  Class A                                                                         --       (46,002)
  Class B                                                                         --       (10,961)
  Class C                                                                         --        (7,497)
  Class R                                                                         --       (85,614)
---------------------------------------------------------------------------------------------------
Decrease in net assets from distributions to shareholders                 (5,492,833)  (11,522,899)
---------------------------------------------------------------------------------------------------
Fund Share Transactions
Proceeds from sale of shares                                               8,835,840    15,205,484
Proceeds from shares issued to shareholders due
 to reinvestment of distributions                                          3,035,891     6,074,615
---------------------------------------------------------------------------------------------------
                                                                          11,871,731    21,280,099
Cost of shares redeemed                                                  (13,111,392)  (27,713,724)
---------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets from Fund share transactions        (1,239,661)   (6,433,625)
---------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets                                      1,154,475   (13,365,849)
Net assets at the beginning of period                                    259,806,805   273,172,654
---------------------------------------------------------------------------------------------------
Net assets at the end of period                                         $260,961,280  $259,806,805
---------------------------------------------------------------------------------------------------
Undistributed (Over-distribution of) net investment income
 at the end of period                                                   $   (290,918) $   (156,563)
---------------------------------------------------------------------------------------------------

                                See accompanying notes to financial statements.

----
22

Notes to Financial Statements (Unaudited)

1. General Information and Significant Accounting Policies

The Nuveen Multistate Trust II (the "Trust") is an open-end investment company registered under the Investment Company Act of 1940, as amended. The Trust is comprised of the Nuveen California Municipal Bond Fund ("California") and the Nuveen California Insured Municipal Bond Fund ("California Insured") (collectively, the "Funds"), among others. The Trust was organized as a Massachusetts business trust on July 1, 1996. The Funds were each organized as a series of predecessor trusts or corporations prior to that date.

The Funds seek to provide high tax-free income and preservation of capital through investments in diversified portfolios of quality municipal bonds.

Effective January 1, 2005, Nuveen Advisory Corp. ("NAC"), the Funds' previous Adviser, and its affiliate, Nuveen Institutional Advisory Corp. ("NIAC"), were merged into Nuveen Asset Management ("NAM"), each wholly owned subsidiaries of Nuveen Investments, Inc. ("Nuveen"). As a result of the merger, NAM is now the Adviser to all funds previously advised by either NAC or NIAC.

The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements in accordance with accounting principles generally accepted in the United States.

Investment Valuation
The prices of municipal bonds in each Fund's investment portfolio are provided by a pricing service approved by the Fund's Board of Trustees. When Market price quotes are not readily available (which is usually the case for municipal securities), the pricing service or, in the absence of a pricing service for a particular security, the Board of Trustees of the Funds, or its designee, may establish fair market value using a wide variety of market data including yields or prices of municipal bonds of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from securities dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor's credit characteristics considered relevant by the pricing service of the Board of Trustees' designee. Temporary investments in securities that have variable rate and demand features qualifying them as short-term securities are valued at amortized cost, which approximates market value.

Investment Transactions
Investment transactions are recorded on a trade date basis. Realized gains and losses from transactions are determined on the specific identification method. Investments purchased on a when-issued or delayed delivery basis may have extended settlement periods. Any investments so purchased are subject to market fluctuation during this period. The Funds have instructed the custodian to segregate assets with a current value at least equal to the amount of the when-issued and delayed delivery purchase commitments. At August 31, 2005, California and California Insured had outstanding when-issued purchase commitments of $213,891 and $198,240, respectively.

Investment Income
Interest income, which includes the amortization of premiums and accretion of discounts for financial reporting purposes, is recorded on an accrual basis. Investment income also includes paydown gains and losses, if any.

Professional Fees
Professional fees presented in the Statement of Operations consist of legal fees incurred in the normal course of operations, audit fees, tax consulting fees and, in some cases, workout expenditures. Workout expenditures are incurred in an attempt to protect or enhance an investment, or to pursue other claims or legal actions on behalf of the Fund's shareholders.

Dividends and Distributions to Shareholders
Tax-exempt net investment income is declared monthly as a dividend. Generally, payment is made or reinvestment is credited to shareholder accounts on the first business day after month-end. Net realized capital gains and/or market discount from investment transactions, if any, are distributed to shareholders not less frequently than annually. Furthermore, capital gains are distributed only to the extent they exceed available capital loss carryforwards.

Distributions to shareholders of tax-exempt net investment income, net realized capital gains and/or market discount, if any, are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from accounting principles generally accepted in the United States.

Income Taxes
Each Fund is a separate taxpayer for federal income tax purposes. Each Fund intends to distribute substantially all net investment income and net capital gains to shareholders and to otherwise comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies. Therefore, no federal income tax provision is required. Furthermore, each Fund intends to satisfy conditions which will enable interest from municipal securities, which is exempt from regular federal and California state income taxes, to retain such tax-exempt status when distributed to shareholders of the Funds. Net realized capital gains and ordinary income distributions paid by the Funds are subject to federal taxation.

Insurance
California Insured invests primarily in municipal securities which are either covered by insurance or backed by an escrow or trust account containing sufficient U.S. Government or U.S. Government agency securities, both of which ensure the timely payment of


----
23
principal and interest. Each insured municipal security is covered by Original Issue Insurance, Secondary Market Insurance or Portfolio Insurance. Such insurance does not guarantee the market value of the municipal securities or the value of the Fund's shares. Original Issue Insurance and Secondary Market Insurance remain in effect as long as the municipal securities covered thereby remain outstanding and the insurer remains in business, regardless of whether the Fund ultimately disposes of such municipal securities. Consequently, the market value of the municipal securities covered by Original Issue Insurance or Secondary Market Insurance may reflect value attributable to the insurance. Portfolio Insurance, in contrast, is effective only while the municipal securities are held by the Fund. Accordingly, neither the prices used in determining the market value of the underlying municipal securities nor the net asset value of the Fund's shares include value, if any, attributable to the Portfolio Insurance. Each policy of the Portfolio Insurance does, however, give the Fund the right to obtain permanent insurance with respect to the municipal security covered by the Portfolio Insurance policy at the time of its sale.

Flexible Sales Charge Program
Each Fund offers Class A, B, C and R Shares. Class A Shares are generally sold with an up-front sales charge and incur a .20% annual 12b-1 service fee. Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge ("CDSC") if redeemed within 18 months of purchase. Class B Shares are sold without an up-front sales charge but incur a .75% annual 12b-1 distribution fee and a .20% annual 12b-1 service fee. An investor purchasing Class B Shares agrees to pay a CDSC of up to 5% depending upon the length of time the shares are held by the investor (CDSC is reduced to 0% at the end of six years). Class B Shares convert to Class A Shares eight years after purchase. Class C Shares are sold without an up-front sales charge but incur a .55% annual 12b-1 distribution fee and a .20% annual 12b-1 service fee. An investor purchasing Class C Shares agrees to pay a CDSC of 1% if Class C Shares are redeemed within one year of purchase. Class R Shares are not subject to any sales charge or 12b-1 distribution or service fees. Class R Shares are available only under limited circumstances.

Derivative Financial Instruments
The Funds may invest in certain derivative financial instruments including futures, forward, swap and option contracts, and other financial instruments with similar characteristics including inverse floating rate securities. During the six months ended August 31, 2005, California invested in inverse floating rate securities for the purpose of enhancing portfolio yield. Inverse floating rate securities are identified in the Portfolio of Investments and are valued daily. The interest rate of an inverse floating rate security has an inverse relationship to the interest rate of a short-term floating rate security. Consequently, as the interest rate of the floating rate security rises, the interest rate on the inverse floating rate security declines. Conversely, as the interest rate of the floating rate security declines, the interest rate on the inverse floating rate security rises. The price of an inverse floating rate security will be more volatile than that of an otherwise comparable fixed rate security since the interest rate is dependent on an underlying fixed coupon rate or the general level of long-term interest rates as well as the short-term interest paid on the floating rate security, and because the inverse floating rate security typically bears the risk of loss of a greater face value of an underlying bond. California Insured did not invest in any such instruments during the six months ended August 31, 2005.

Expense Allocation
Expenses of the Funds that are not directly attributable to a specific class of shares are prorated among the classes based on the relative net assets of each class. Expenses directly attributable to a class of shares, which presently only include 12b-1 distribution and service fees, are recorded to the specific class.

Custodian Fee Credit
Each Fund has an arrangement with the custodian bank whereby certain custodian fees and expenses are reduced by credits earned on each Fund's cash on deposit with the bank. Such deposit arrangements are an alternative to overnight investments.

Indemnifications
Under the Trust's organizational documents, its Officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business, the Trust enters into contracts that provide general indemnifications to other parties. The Trust's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. However, the Trust has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

Use of Estimates
The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results may differ from those estimates.


----
24

2. Fund Shares

Transactions in Fund shares were as follows:

                                                                        California
                                                    --------------------------------------------------
                                                        Six Months Ended             Year Ended
                                                             8/31/05                   2/28/05
                                                    ------------------------  ------------------------
                                                         Shares        Amount      Shares        Amount
-------------------------------------------------------------------------------------------------------
Shares sold:
  Class A                                              491,129  $  5,137,926   2,150,380  $ 21,755,892
  Class A - automatic conversion of Class B shares      56,021       584,848          --            --
  Class B                                               27,506       287,597      93,993       970,696
  Class C                                              220,051     2,297,292     382,515     3,957,725
  Class R                                               50,199       524,619     165,121     1,716,366
Shares issued to shareholders due to reinvestment
 of distributions:
  Class A                                               59,604       623,730     111,654     1,151,215
  Class B                                               11,870       124,141      22,318       229,963
  Class C                                               16,206       169,256      31,882       328,245
  Class R                                              246,596     2,579,481     491,285     5,066,280
-------------------------------------------------------------------------------------------------------
                                                     1,179,182    12,328,890   3,449,148    35,176,382
-------------------------------------------------------------------------------------------------------
Shares redeemed:
  Class A                                             (388,399)   (4,055,563) (1,222,538)  (12,599,709)
  Class B                                             (180,017)   (1,873,334)   (190,119)   (1,944,729)
  Class B - automatic conversion to Class A shares     (56,074)     (584,848)         --            --
  Class C                                             (104,638)   (1,092,003)   (323,592)   (3,314,931)
  Class R                                             (665,536)   (6,950,511) (1,269,802)  (13,053,238)
-------------------------------------------------------------------------------------------------------
                                                    (1,394,664)  (14,556,259) (3,006,051)  (30,912,607)
-------------------------------------------------------------------------------------------------------
Net increase (decrease)                               (215,482) $ (2,227,369)    443,097  $  4,263,775
-------------------------------------------------------------------------------------------------------

                                                                    California Insured
                                                    --------------------------------------------------
                                                        Six Months Ended             Year Ended
                                                             8/31/05                   2/28/05
                                                    ------------------------  ------------------------
                                                         Shares        Amount      Shares        Amount
-------------------------------------------------------------------------------------------------------
Shares sold:
  Class A                                              650,562  $  7,126,073     863,206  $  9,412,701
  Class A - automatic conversion of Class B shares      18,558       201,973          --            --
  Class B                                               26,648       293,113      53,718       586,334
  Class C                                               67,291       733,799     127,145     1,378,542
  Class R                                               43,930       480,882     346,141     3,827,907
Shares issued to shareholders due to reinvestment
 of distributions:
  Class A                                               65,543       717,408     126,683     1,381,635
  Class B                                                8,936        97,960      20,620       225,149
  Class C                                               11,056       120,339      21,638       234,602
  Class R                                              191,791     2,100,184     388,170     4,233,229
-------------------------------------------------------------------------------------------------------
                                                     1,084,315    11,871,731   1,947,321    21,280,099
-------------------------------------------------------------------------------------------------------
Shares redeemed:
  Class A                                             (344,998)   (3,758,045) (1,037,905)  (11,242,623)
  Class B                                             (144,900)   (1,589,722)   (281,058)   (3,053,467)
  Class B - automatic conversion to Class A shares     (18,524)     (201,973)         --            --
  Class C                                             (103,266)   (1,126,357)   (191,208)   (2,077,680)
  Class R                                             (589,039)   (6,435,295) (1,043,144)  (11,339,954)
-------------------------------------------------------------------------------------------------------
                                                    (1,200,727)  (13,111,392) (2,553,315)  (27,713,724)
-------------------------------------------------------------------------------------------------------
Net increase (decrease)                               (116,412) $ (1,239,661)   (605,994) $ (6,433,625)
-------------------------------------------------------------------------------------------------------


----
25

3. Securities Transactions

Purchases and sales (including maturities) of investments in long-term municipal securities for the six months ended August 31, 2005, were as follows:

                                                    California
                                        California     Insured
                  --------------------------------------------
                  Purchases            $14,511,602 $13,287,620
                  Sales and maturities  15,338,303  21,312,689
                  --------------------------------------------

4. Income Tax Information

The following information is presented on an income tax basis. Differences between amounts for financial statement and federal income tax purposes are primarily due to the treatment of paydown gains and losses, timing differences in recognizing taxable market discount and timing differences in recognizing certain gains and losses on investment transactions.

At August 31, 2005, the cost of investments was as follows:

                                                    California
                                       California      Insured
                 ---------------------------------------------
                 Cost of investments $251,429,444 $235,008,127
                 ---------------------------------------------

Gross unrealized appreciation and gross unrealized depreciation of investments at August 31, 2005, were as follows:

                                                               California
                                                   California     Insured
      -------------------------------------------------------------------
      Gross unrealized:
        Appreciation                             $16,713,753  $18,571,935
        Depreciation                                (214,530)          --
      -------------------------------------------------------------------
      Net unrealized appreciation of investments $16,499,223  $18,571,935
      -------------------------------------------------------------------

The tax components of undistributed net investment income and net realized gains at February 28, 2005, the Funds' last fiscal year end, were as follows:

                                                             California
                                                  California    Insured
        ---------------------------------------------------------------
        Undistributed net tax-exempt income*        $839,375   $634,973
        Undistributed net ordinary income**               --         --
        Undistributed net long-term capital gains         --         --
        ---------------------------------------------------------------

* Undistributed net tax-exempt income (on a tax basis) has not been reduced for the dividend declared on February 9, 2005, paid on March 1, 2005.
** Net ordinary income consists of taxable market discount income and net short-term capital gains, if any.

The tax character of distributions paid during the fiscal year ended February 28, 2005, the Funds' last fiscal year end, was designated for purposes of the dividends paid deduction as follows:

                                                                 California
     2005                                            California     Insured
     ----------------------------------------------------------------------
     Distributions from net tax-exempt income       $12,305,999 $11,418,295
     Distributions from net ordinary income**            51,070     122,171
     Distributions from net long-term capital gains          --      25,661
     ----------------------------------------------------------------------

** Net ordinary income consists of taxable market discount income and net short-term capital gains, if any.

At February 28, 2005, the Funds' last fiscal year end, the Funds had unused capital loss carryforwards available for federal income tax purposes to be applied against future capital gains, if any. If not applied, the carryforwards will expire as follows:

                                                 California
                                      California    Insured
                     --------------------------------------
                     Expiration year:
                       2011           $1,920,794   $     --
                       2012            5,101,139         --
                       2013               84,060    284,475
                     --------------------------------------
                     Total            $7,105,993   $284,475
                     --------------------------------------


----
26

At February 28, 2005, the Funds' last fiscal year end, California Insured elected to defer $230 of net realized losses from investments incurred from November 1, 2004 through February 28, 2005 ("post-October losses") in accordance with Federal income tax regulations. The post-October losses were treated as having arisen on the first day of the current fiscal year.

5. Management Fee and Other Transactions with Affiliates

Each Fund's management fee is separated into two components - a complex-level component, based on the aggregate amount of all fund assets managed by the Adviser, and a specific fund-level component, based only on the amount of assets within each individual fund. This pricing structure enables Nuveen fund shareholders to benefit from growth in the assets within each individual fund as well as from growth in the amount of complex-wide assets managed by the Adviser.

The annual fund-level fee, payable monthly, for each Fund is based upon the average daily net assets of each Fund as follows:

              Average Daily Net Assets       Fund-Level Fee Rate
              ---------------------------------------------------
              For the first $125 million                   .3500%
              For the next $125 million                    .3375
              For the next $250 million                    .3250
              For the next $500 million                    .3125
              For the next $1 billion                      .3000
              For the next $3 billion                      .2750
              For net assets over $5 billion               .2500
              ---------------------------------------------------

The annual complex-level fee, payable monthly, which is additive to the fund-level fee, for all Nuveen sponsored funds in the U.S., is based on the aggregate amount of total fund assets managed as stated in the table below. As of August 31, 2005, the complex-level fee rate was .1896%.

        Complex-Level Assets/(1)/                Complex-Level Fee Rate
        ----------------------------------------------------------------
        For the first $55 billion                                 .2000%
        For the next $1 billion                                   .1800
        For the next $1 billion                                   .1600
        For the next $3 billion                                   .1425
        For the next $3 billion                                   .1325
        For the next $3 billion                                   .1250
        For the next $5 billion                                   .1200
        For the next $5 billion                                   .1175
        For the next $15 billion                                  .1150
        For Managed Assets over $91 billion/(2)/                  .1400
        ----------------------------------------------------------------

(1)The complex-level fee component of the management fee for the funds is calculated based upon the aggregate Managed Assets ("Managed Assets" means the average daily net assets of each fund including assets attributable to all types of leverage used by the Nuveen funds) of Nuveen-sponsored funds in the U.S.
(2)With respect to the complex-wide Managed Assets over $91 billion, the fee rate or rates that will apply to such assets will be determined at a later date. In the unlikely event that complex-wide Managed Assets reach $91 billion prior to a determination of the complex-level fee rate or rates to be applied to Managed Assets in excess of $91 billion, the complex-level fee rate for such complex-wide Managed Assets shall be .1400% until such time as a different rate or rates is determined.

The management fee compensates the Adviser for overall investment advisory and administrative services and general office facilities. The Trust pays no compensation directly to those of its Trustees who are affiliated with the Adviser or to its officers, all of whom receive remuneration for their services to the Trust from the Adviser or its affiliates. The Board of Trustees has adopted a deferred compensation plan for independent Trustees that enables Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from certain Nuveen advised Funds. Under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of select Nuveen advised Funds.

The Adviser has agreed to waive part of its management fees or reimburse certain expenses of each Fund in order to limit total expenses (excluding 12b-1 distribution and service fees and extraordinary expenses) from exceeding .75% of the average daily net assets of California and .975% of the average daily net assets of California Insured. The Adviser may also voluntarily reimburse additional expenses from time to time. Voluntary reimbursements may be terminated at any time at the Adviser's discretion.


----
27

During the six months ended August 31, 2005, Nuveen Investments, LLC (the "Distributor"), a wholly owned subsidiary of Nuveen, collected sales charges on purchases of Class A Shares, the majority of which were paid out as concessions to authorized dealers as follows:

                                                      California
                                           California    Insured
                ------------------------------------------------
                Sales charges collected       $82,745    $99,846
                Paid to authorized dealers     71,309     90,698
                ------------------------------------------------

The Distributor also received 12b-1 service fees on Class A Shares, substantially all of which were paid to compensate authorized dealers for providing services to shareholders relating to their investments.

During the six months ended August 31, 2005, the Distributor compensated authorized dealers directly with commission advances at the time of purchase as follows:

                                                  California
                                       California    Insured
                   -----------------------------------------
                   Commission advances    $30,657    $51,046
                   -----------------------------------------

To compensate for commissions advanced to authorized dealers, all 12b-1 service fees collected on Class B Shares during the first year following a purchase, all 12b-1 distribution fees collected on Class B Shares, and all 12b-1 service and distribution fees collected on Class C Shares during the first year following a purchase are retained by the Distributor. During the six months ended August 31, 2005, the Distributor retained such 12b-1 fees as follows:

                                                  California
                                       California    Insured
                   -----------------------------------------
                   12b-1 fees retained    $69,335    $70,850
                   -----------------------------------------

The remaining 12b-1 fees charged to the Funds were paid to compensate authorized dealers for providing services to shareholders relating to their investments.

The Distributor also collected and retained CDSC on share redemptions during the six months ended August 31, 2005, as follows:

                                               California
                                    California    Insured
                      -----------------------------------
                      CDSC retained    $16,334    $12,145
                      -----------------------------------

6. Announcement Regarding Parent Company of Adviser

In early April, 2005, The St. Paul Travelers Companies, Inc. ("St. Paul Travelers"), which owned 79% of Nuveen, (A) completed a public offering of a substantial portion of its equity stake in Nuveen, (B) sold Nuveen $200 million of its Nuveen shares, (C) entered into an agreement with Nuveen to sell an additional $400 million of its Nuveen shares on a "forward" basis with payment for and settlement of these shares delayed for several months, and (D) entered into agreements with two unaffiliated investment banking firms to sell an amount equal to most or all of its remaining Nuveen shares for current payment but for future settlement. Transactions (C) and (D) above were settled in late July, which effectively reduced St. Paul Travelers controlling stake in Nuveen and was deemed an "assignment" (as defined in the 1940 Act) of the investment management agreements between the Funds and the Adviser, which resulted in the automatic termination of each agreement under the 1940 Act. In anticipation of such deemed assignment, the Board of Trustees had approved new ongoing investment management agreements for each Fund and the submission of those agreements for approval by each respective Fund's shareholders, which shareholder approval was received prior to the settlement of transactions (C) and (D). The new ongoing management agreements took effect upon such settlement.

7. Subsequent Event - Distributions to Shareholders

The Funds declared dividend distributions from their tax-exempt net investment income which were paid on October 3, 2005, to shareholders of record on September 9, 2005, as follows:

                                                  California
                                       California    Insured
                   -----------------------------------------
                   Dividend per share:
                     Class A               $.0375     $.0365
                     Class B                .0310      .0295
                     Class C                .0330      .0310
                     Class R                .0395      .0380
                   -----------------------------------------



----
28

Financial Highlights (Unaudited)

Selected data for a share outstanding throughout each period:

Class (Commencement Date)
                                            Investment Operations       Less Distributions
                                         --------------------------- -----------------------                    --------


CALIFORNIA




                                                          Net
                               Beginning       Net  Realized/            Net                  Ending              Ending
                                     Net   Invest- Unrealized        Invest-                     Net                 Net
                                   Asset      ment       Gain           ment  Capital          Asset     Total    Assets
Year Ended February 28/29,         Value Income(a)     (Loss)  Total  Income    Gains   Total  Value Return(b)     (000)
-------------------------------------------------------------------------------------------------------------------------
Class A (9/94)
 2006(e)                          $10.45      $.23      $ .10  $ .33   $(.24)   $  --  $(.24) $10.54      3.14% $ 72,057
 2005                              10.52       .48       (.08)   .40    (.47)      --   (.47)  10.45      4.02    69,151
 2004                              10.30       .49        .22    .71    (.49)      --   (.49)  10.52      7.08    58,671
 2003                              10.25       .50        .06    .56    (.51)      --   (.51)  10.30      5.67    53,441
 2002                              10.42       .53       (.15)   .38    (.53)    (.02)  (.55)  10.25      3.82    53,078
 2001                              10.01       .57        .41    .98    (.57)      --   (.57)  10.42      9.99    52,540
Class B (3/97)
 2006(e)                           10.44       .19        .10    .29    (.20)      --   (.20)  10.53      2.76    14,328
 2005                              10.51       .40       (.07)   .33    (.40)      --   (.40)  10.44      3.24    16,258
 2004                              10.29       .41        .22    .63    (.41)      --   (.41)  10.51      6.30    17,139
 2003                              10.24       .43        .06    .49    (.44)      --   (.44)  10.29      4.88    18,431
 2002                              10.41       .45       (.15)   .30    (.45)    (.02)  (.47)  10.24      3.04    15,012
 2001                              10.00       .49        .41    .90    (.49)      --   (.49)  10.41      9.23    14,825
Class C (9/94)
 2006(e)                           10.43       .20        .10    .30    (.21)      --   (.21)  10.52      2.89    20,713
 2005                              10.50       .42       (.07)   .35    (.42)      --   (.42)  10.43      3.49    19,165
 2004                              10.29       .43        .21    .64    (.43)      --   (.43)  10.50      6.42    18,341
 2003                              10.25       .45        .05    .50    (.46)      --   (.46)  10.29      5.02    17,320
 2002                              10.42       .47       (.14)   .33    (.48)    (.02)  (.50)  10.25      3.28    14,918
 2001                              10.01       .51        .41    .92    (.51)      --   (.51)  10.42      9.42    14,077
Class R (7/86)
 2006(e)                           10.45       .24        .10    .34    (.25)      --   (.25)  10.54      3.26   161,950
 2005                              10.52       .50       (.07)   .43    (.50)      --   (.50)  10.45      4.26   164,422
 2004                              10.31       .51        .21    .72    (.51)      --   (.51)  10.52      7.22   172,001
 2003                              10.26       .52        .07    .59    (.54)      --   (.54)  10.31      5.92   176,687
 2002                              10.43       .55       (.15)   .40    (.55)    (.02)  (.57)  10.26      4.06   180,205
 2001                              10.02       .59        .41   1.00    (.59)      --   (.59)  10.43     10.23   187,532
-------------------------------------------------------------------------------------------------------------------------

Class (Commencement Date)
                                                    Ratios/Supplemental Data
                               -------------------------------------------------------------------------
                                  Before Credit/           After            After Credit/
                                  Reimbursement       Reimbursement(c)     Reimbursement(d)
CALIFORNIA                     ------------------   ------------------   ------------------
                                            Ratio                Ratio                Ratio
                                           of Net               of Net               of Net
                                          Invest-              Invest-              Invest-
                               Ratio of      ment   Ratio of      ment   Ratio of      ment
                               Expenses    Income   Expenses    Income   Expenses    Income
                                     to        to         to        to         to        to
                                Average   Average    Average   Average    Average   Average   Portfolio
                                    Net       Net        Net       Net        Net       Net    Turnover
Year Ended February 28/29,       Assets    Assets     Assets    Assets     Assets    Assets        Rate
--------------------------------------------------------------------------------------------------------
Class A (9/94)
 2006(e)                            .85%*    4.32%*      .85%*    4.32%*      .85%*    4.33%*         5%
 2005                               .86      4.62        .86      4.62        .86      4.62          16
 2004                               .88      4.74        .88      4.74        .87      4.75          28
 2003                               .89      4.91        .89      4.91        .88      4.92          25
 2002                               .88      5.15        .88      5.15        .87      5.16           6
 2001                               .88      5.52        .88      5.52        .87      5.53          39
Class B (3/97)
 2006(e)                           1.60*     3.58*      1.60*     3.58*      1.60*     3.58*          5
 2005                              1.61      3.87       1.61      3.87       1.61      3.87          16
 2004                              1.63      3.99       1.63      3.99       1.62      4.00          28
 2003                              1.64      4.16       1.64      4.16       1.63      4.17          25
 2002                              1.63      4.41       1.63      4.41       1.62      4.42           6
 2001                              1.63      4.77       1.63      4.77       1.62      4.78          39
Class C (9/94)
 2006(e)                           1.40*     3.77*      1.40*     3.77*      1.40*     3.78*          5
 2005                              1.41      4.07       1.41      4.07       1.41      4.07          16
 2004                              1.43      4.19       1.43      4.19       1.42      4.20          28
 2003                              1.44      4.37       1.44      4.37       1.43      4.37          25
 2002                              1.43      4.60       1.43      4.60       1.42      4.61           6
 2001                              1.43      4.97       1.43      4.97       1.42      4.98          39
Class R (7/86)
 2006(e)                            .65*     4.53*       .65*     4.53*       .65*     4.53*          5
 2005                               .66      4.82        .66      4.82        .66      4.82          16
 2004                               .68      4.94        .68      4.94        .67      4.95          28
 2003                               .69      5.12        .69      5.12        .68      5.12          25
 2002                               .68      5.35        .68      5.35        .67      5.37           6
 2001                               .68      5.72        .68      5.72        .67      5.73          39
--------------------------------------------------------------------------------------------------------

*  Annualized
(a)Per share Net Investment Income is calculated using the average daily shares method.
(b)Total returns are calculated on net asset value without any sales charge and are not annualized.
(c)After expense reimbursement from the Adviser, where applicable.
(d)After custodian fee credit and expense reimbursement, where applicable.
(e)For the six months ended August 31, 2005.

                                See accompanying notes to financial statements.

----
29

Selected data for a share outstanding throughout each period:

Class (Commencement Date)
                                            Investment Operations       Less Distributions
                                         --------------------------- -----------------------                    --------


CALIFORNIA INSURED




                                                          Net
                               Beginning       Net  Realized/            Net                  Ending              Ending
                                     Net   Invest- Unrealized        Invest-                     Net                 Net
                                   Asset      ment       Gain           ment  Capital          Asset     Total    Assets
Year Ended February 28/29,         Value Income(a)     (Loss)  Total  Income    Gains   Total  Value Return(b)     (000)
-------------------------------------------------------------------------------------------------------------------------
Class A (9/94)
 2006(e)                          $10.91      $.22      $ .11  $ .33   $(.23)   $  --  $(.23) $11.01      3.07% $ 86,390
 2005                              11.19       .46       (.26)   .20    (.47)    (.01)  (.48)  10.91      1.88    81,346
 2004                              11.06       .48        .15    .63    (.48)    (.02)  (.50)  11.19      5.84    83,966
 2003                              10.92       .49        .23    .72    (.50)    (.08)  (.58)  11.06      6.73    77,312
 2002                              10.85       .51        .12    .63    (.52)    (.04)  (.56)  10.92      5.90    70,068
 2001                              10.19       .52        .67   1.19    (.53)      --   (.53)  10.85     11.98    63,775
Class B (3/97)
 2006(e)                           10.92       .18        .12    .30    (.19)      --   (.19)  11.03      2.76    17,324
 2005                              11.20       .38       (.26)   .12    (.39)    (.01)  (.40)  10.92      1.10    18,560
 2004                              11.07       .40        .15    .55    (.40)    (.02)  (.42)  11.20      5.04    21,346
 2003                              10.94       .41        .21    .62    (.41)    (.08)  (.49)  11.07      5.82    21,602
 2002                              10.86       .43        .12    .55    (.43)    (.04)  (.47)  10.94      5.18    18,985
 2001                              10.20       .45        .66   1.11    (.45)      --   (.45)  10.86     11.14    13,487
Class C (9/94)
 2006(e)                           10.85       .19        .11    .30    (.20)      --   (.20)  10.95      2.77    12,801
 2005                              11.12       .40       (.25)   .15    (.41)    (.01)  (.42)  10.85      1.37    12,952
 2004                              10.99       .42        .14    .56    (.41)    (.02)  (.43)  11.12      5.25    13,751
 2003                              10.86       .43        .21    .64    (.43)    (.08)  (.51)  10.99      6.04    13,082
 2002                              10.78       .44        .13    .57    (.45)    (.04)  (.49)  10.86      5.42    11,794
 2001                              10.13       .46        .66   1.12    (.47)      --   (.47)  10.78     11.32     7,489
Class R (7/86)
 2006(e)                           10.91       .24        .10    .34    (.24)      --   (.24)  11.01      3.15   144,446
 2005                              11.19       .49       (.27)   .22    (.49)    (.01)  (.50)  10.91      2.05   146,949
 2004                              11.05       .50        .16    .66    (.50)    (.02)  (.52)  11.19      6.11   154,110
 2003                              10.91       .51        .22    .73    (.51)    (.08)  (.59)  11.05      6.91   160,678
 2002                              10.84       .53        .11    .64    (.53)    (.04)  (.57)  10.91      6.08   162,649
 2001                              10.18       .54        .67   1.21    (.55)      --   (.55)  10.84     12.18   162,081
-------------------------------------------------------------------------------------------------------------------------

Class (Commencement Date)
                                                    Ratios/Supplemental Data
                               -------------------------------------------------------------------------
                                  Before Credit/           After            After Credit/
                                  Reimbursement       Reimbursement(c)     Reimbursement(d)
CALIFORNIA INSURED             ------------------   ------------------   ------------------
                                            Ratio                Ratio                Ratio
                                           of Net               of Net               of Net
                                          Invest-              Invest-              Invest-
                               Ratio of      ment   Ratio of      ment   Ratio of      ment
                               Expenses    Income   Expenses    Income   Expenses    Income
                                     to        to         to        to         to        to
                                Average   Average    Average   Average    Average   Average   Portfolio
                                    Net       Net        Net       Net        Net       Net    Turnover
Year Ended February 28/29,       Assets    Assets     Assets    Assets     Assets    Assets        Rate
--------------------------------------------------------------------------------------------------------
Class A (9/94)
 2006(e)                            .83%*    4.07%*      .83%*    4.07%*      .83%*    4.07%*         5%
 2005                               .84      4.25        .84      4.25        .84      4.26          22
 2004                               .86      4.38        .86      4.38        .86      4.38          14
 2003                               .86      4.47        .86      4.47        .86      4.48          25
 2002                               .87      4.64        .87      4.64        .85      4.66          40
 2001                               .88      4.97        .88      4.97        .87      4.98          16
Class B (3/97)
 2006(e)                           1.59*     3.33*      1.59*     3.33*      1.58*     3.33*          5
 2005                              1.59      3.50       1.59      3.50       1.59      3.51          22
 2004                              1.61      3.63       1.61      3.63       1.61      3.63          14
 2003                              1.61      3.72       1.61      3.72       1.61      3.73          25
 2002                              1.62      3.89       1.62      3.89       1.60      3.91          40
 2001                              1.63      4.22       1.63      4.22       1.62      4.23          16
Class C (9/94)
 2006(e)                           1.39*     3.52*      1.39*     3.52*      1.38*     3.53*          5
 2005                              1.40      3.70       1.40      3.70       1.39      3.71          22
 2004                              1.41      3.83       1.41      3.83       1.41      3.83          14
 2003                              1.41      3.93       1.41      3.93       1.41      3.93          25
 2002                              1.42      4.10       1.42      4.10       1.40      4.12          40
 2001                              1.43      4.42       1.43      4.42       1.42      4.43          16
Class R (7/86)
 2006(e)                            .64*     4.27*       .64*     4.27*       .63*     4.28*          5
 2005                               .65      4.45        .65      4.45        .64      4.46          22
 2004                               .66      4.58        .66      4.58        .66      4.58          14
 2003                               .66      4.67        .66      4.67        .66      4.68          25
 2002                               .67      4.84        .67      4.84        .65      4.86          40
 2001                               .68      5.18        .68      5.18        .67      5.18          16
--------------------------------------------------------------------------------------------------------

*  Annualized
(a)Per share Net Investment Income is calculated using the average daily shares method.
(b)Total returns are calculated on net asset value without any sales charge and are not annualized.
(c)After expense reimbursement from the Adviser, where applicable.
(d)After custodian fee credit and expense reimbursement, where applicable.
(e)For the six months ended August 31, 2005.

                                See accompanying notes to financial statements.

----
30

            Annual Investment Management Agreement Approval Process

At a meeting held on May 10-12, 2005, the Board of Trustees of the Funds, including the independent Trustees, unanimously approved the Investment Management Agreement between each Fund and NAM.

The Approval Process
To assist the Board in its evaluation of an advisory contract with NAM, the independent Trustees received a report in adequate time in advance of their meeting which outlined, among other things, the services provided by NAM; the organization of NAM, including the responsibilities of various departments and key personnel; the Fund's past performance as well as the Fund's performance compared to funds of similar investment objectives compiled by an independent third party (a "Peer Group") as described below and if available, with recognized or, in certain cases, customized benchmarks; the profitability of NAM and certain industry profitability analyses for advisers to unaffiliated investment companies; the expenses of NAM in providing the various services; the management fees of NAM, including comparisons of such fees with the management fees of comparable funds in its Peer Group as well as comparisons of NAM's management fees with the fees NAM assesses to other types of investment products or accounts, if any; the soft dollar practices of NAM; and the expenses of each Fund, including comparisons of the Fund's expense ratios (after any fee waivers) with the expense ratios of its Peer Group. This information supplements that received by the Board throughout the year regarding Fund performance, expense ratios, portfolio composition, trade execution and sales activity.

In addition to the foregoing materials, independent legal counsel to the independent Trustees provided, in advance of the meeting, a legal memorandum outlining, among other things, the duties of the Trustees under the 1940 Act as well as the general principles of relevant state law in reviewing and approving advisory contracts; the requirements of the 1940 Act in such matters; an adviser's fiduciary duty with respect to advisory agreements and compensation; the standards used by courts in determining whether investment company boards of directors have fulfilled their duties and factors to be considered by the board in voting on advisory agreements.

At the Board meeting, NAM made a presentation to and responded to questions from the Board. After the presentation and after reviewing the written materials, the independent Trustees met privately with their legal counsel to review the Board's duties in reviewing advisory contracts and consider the renewal of the advisory contract. It is with this background that the Trustees considered each Investment Management Agreement with NAM. The independent Trustees, in consultation with independent counsel, reviewed the factors set out in judicial decisions and SEC directives relating to the renewal of advisory contracts. As outlined in more detail below, the Trustees considered all factors they believed relevant with respect to each Fund, including the following: (a) the nature, extent and quality of the services to be provided by NAM; (b) the investment performance of the Fund and NAM; (c) the costs of the services to be provided and profits to be realized by NAM and its affiliates from the relationship with the Fund; (d) the extent to which economies of scale would be realized as the Fund grows; and (e) whether fee levels reflect these economies of scale for the benefit of Fund investors.

A. Nature, Extent and Quality of Services
In evaluating the nature, extent and quality of NAM's services, the Trustees reviewed information concerning the types of services that NAM or its affiliates provide and are expected to provide to the Nuveen Funds; narrative and statistical information concerning the Fund's performance record and how such performance compares to the Fund's Peer Group and, if available, recognized benchmarks or, in certain cases, customized benchmarks (as described in further detail in Section B below); information describing NAM's organization and its various departments, the experience and responsibilities of key personnel, and available resources. In the discussion of key personnel, the Trustees received materials regarding the changes or additions in personnel of NAM. The Trustees further noted the willingness of the personnel of NAM to engage in open, candid discussions with the Board. The Trustees further considered the quality of NAM's investment process in making portfolio management decisions, including any refinements or improvements to the portfolio management processes, enhancements to technology and systems that are available to portfolio managers, and any additions of new personnel which may strengthen or expand the research and investment capabilities of NAM. In their review of the advisory contracts for the fixed income funds, such as the Funds, the Trustees also noted that Nuveen won the Lipper Award for Best Fund Family:
Fixed Income-Large Asset Class, for 2004. Given the Trustees' experience with the Funds, other Nuveen funds and NAM, the Trustees noted that they were familiar with and continue to have a good understanding of the organization, operations and personnel of NAM.

In addition to advisory services, the independent Trustees considered the quality of the administrative or non-advisory services provided. In this regard, NAM provides the Fund with such administrative and other services (exclusive of, and in addition to, any such services provided by others for the Funds) and officers and other personnel as are necessary for the operations of the respective Fund. In addition to investment management services, NAM and its affiliates provide each Fund with a wide range of services, including: preparing shareholder reports; providing daily accounting; providing quarterly financial statements; overseeing and coordinating the activities of other service providers; administering and organizing Board meetings and preparing the Board materials for such meetings; providing legal support (such as helping to prepare registration statements, amendments thereto and proxy statements and responding to regulatory inquiries); and performing other Fund administrative tasks necessary for the operation of the respective Fund (such as tax reporting and fulfilling regulatory filing requirements). In addition, in evaluating the administrative services, the Trustees considered, in particular, NAM's policies and procedures for assuring compliance with applicable laws and regulations in light of the new SEC regulations governing compliance. The Trustees noted NAM's focus on compliance and its compliance systems. In their review, the Trustees considered, among other things, the additions of experienced


----
31
personnel to NAM's compliance group and modifications and other enhancements to NAM's computer systems. In addition to the foregoing, the Trustees also noted that NAM outsources certain services that cannot be replicated without significant costs or at the same level of expertise. Such outsourcing has been a beneficial and efficient use of resources by keeping expenses low while obtaining quality services.

With respect to services provided to municipal funds, such as the Funds, the Trustees also noted, among other things, the enhancements NAM implemented to its municipal portfolio management processes (e.g., the increased use of benchmarks to guide and assess the performance of its portfolio managers); the implementation of a risk management program; and the various initiatives being undertaken to enhance or modify NAM's computer systems as necessary to support the innovations of the municipal investment team (such as, the ability to assess certain historical data in order to create customized benchmarks, perform attribution analysis and facilitate the use of derivatives as hedging instruments).

Based on their review, the Trustees found that, overall, the nature, extent and quality of services provided (and expected to be provided) to the respective Funds under the applicable Investment Management Agreement, were of a high level and were quite satisfactory.

B. The Investment Performance of the Fund and NAM
As previously noted, the Board received a myriad of performance information regarding each Fund and its Peer Group, if available. Among other things, the Board received materials reflecting a Fund's historic performance, the Fund's performance compared to its Peer Group (as described below) and, if available, its performance compared to recognized and, in certain cases, customized benchmarks (as applicable). Further in evaluating the performance information, in certain limited instances, the Trustees noted that the closest Peer Group for a Fund still would not adequately reflect such Fund's investment objectives and strategies, thereby limiting the usefulness of the comparisons of such Fund's performance with that of the Peer Group.

With respect to state municipal funds, such as the Funds, the performance data included, among other things, the respective Fund's performance relative to its peers, except as noted. More specifically, a Fund's one-, three- and five-year total returns (as available) for the periods ending December 31, 2004 were evaluated relative to the unaffiliated funds in its respective Peer Group (including the returns of individual peers as well as the Peer Group average) as well as additional performance information with respect to all funds in the Peer Group, subject to the following. Certain state municipal Funds do not have a corresponding Peer Group in which case their performance is measured against a state-specific municipal index compiled by an independent third party. Such indices measure bond performance rather than fund performance. The two open-end Nuveen Funds that utilize such indices are the Nuveen New Mexico Municipal Bond Fund and the Nuveen Wisconsin Municipal Bond Fund. Based on their review, the Trustees determined that the respective Fund's absolute and relative investment performance over time had been satisfactory.

C. Fees, Expenses and Profitability
 1. Fees and Expenses
 In evaluating the management fees and expenses that a Fund is expected to bear, the Trustees considered the Fund's current management fee structure and the Fund's expected expense ratios in absolute terms as well as compared with the fees and respective expense ratios of the unaffiliated funds in its Peer Group. The Trustees reviewed the financial information of NAM, including its respective revenues, expenses and profitability. In reviewing fees, the Trustees, among other things, reviewed comparisons of the Fund's gross management fees (fees after fund-level and complex-wide level breakpoints but before reimbursements and fee waivers), net management fees (after breakpoints and reimbursements and fee waivers) and total expense ratios (before and after waivers) with those of the unaffiliated funds in its Peer Group and peer averages. In this regard, the Trustees noted that the relative ranking of the Nuveen Funds on fees and expenses was aided by the significant level of fee reductions provided by the fund-level and complex-wide breakpoint schedules, and the fee waivers and reimbursements provided by Nuveen for certain Funds launched since 1999. The complex-wide breakpoint schedule was instituted in 2004 and is described in further detail below in Section D entitled "Economies of Scale and Whether Fee Levels Reflect these Economies of Scale." In addition to the foregoing, in their review of the fee and expense information provided for the municipal funds, including, in particular, the expense ratios of the unaffiliated funds in the respective Peer Group, the Trustees determined that such Funds' net total expense ratios were within an acceptable range compared to such peers.

 2. Comparisons with the Fees of Other Clients
 The Trustees further compared the fees of NAM to the fees NAM or an affiliate thereof assessed for other types of clients investing in municipal funds (such as municipal managed accounts). With respect to municipal managed accounts, the advisory fees for such accounts are generally lower than those charged to the comparable Fund. The Trustees noted, however, the additional services that are provided and the costs incurred by Nuveen in managing and operating registered investment companies, such as the Funds, compared to individually managed separate accounts. For instance, as described above, NAM and its affiliates provide numerous services to the Funds including, but not limited to, preparing shareholder reports; providing daily accounting; preparing quarterly financial statements; overseeing and coordinating the activities of other service providers; administering and organizing Board meetings and preparing the Board materials for such meetings; providing legal support; and administering all other aspects of the Fund's operations. Further, the Trustees noted the increased compliance requirements for funds in light of new SEC regulations and other legislation. These services are generally not required to the same extent, if at all,


----
32
 for separate accounts. In addition to the differences in services, the Trustees also considered, among other things, the differences in product distribution, investor profiles and account sizes. Accordingly, the Trustees believe that the nature and number of services provided to operate a Fund merit the higher fees than those to separate managed accounts.

 3. Profitability of NAM
 In conjunction with its review of fees, the Trustees also considered the profitability of NAM. The Trustees reviewed NAM's revenues, expenses and profitability margins (on both a pre-tax and after-tax basis). In reviewing profitability, the Trustees recognized that one of the most difficult issues in determining profitability is establishing a method of allocating expenses. Accordingly, the Trustees reviewed NAM's assumptions and methodology of allocating expenses. In this regard, the methods of allocation used appeared reasonable but the Board noted the inherent limitations in allocating costs among various advisory products. The Trustees also recognized that individual fund or product line profitability of other advisers is generally not publicly available. Further, profitability may be affected by numerous factors including the types of funds managed, expense allocations, business mix, etc., and therefore comparability of profitability is somewhat limited. Nevertheless, to the extent available, the Trustees considered NAM's profit margin compared to the profitability of various publicly-traded investment management companies and/or investment management companies that publicly disclose some or all of their financial results compiled by three independent third-party service providers. The Trustees also reviewed the revenues, expenses and profit margins of various unaffiliated advisory firms with similar amounts of assets under management for the last year prepared by NAM. Based on their review, the Trustees were satisfied that NAM's level of profitability from its relationship with each Fund was reasonable in light of the services provided.

 In evaluating the reasonableness of the compensation, the Trustees also considered any other revenues paid to NAM as well as any indirect benefits (such as soft dollar arrangements, if any) NAM and its affiliates are expected to receive that are directly attributable to their management of the Funds, if any. See Section E below for additional information. Based on their review of the overall fee arrangements of the applicable Fund, the Trustees determined that the advisory fees and expenses of the respective Fund were reasonable.

D. Economies of Scale and Whether Fee Levels Reflect these Economies of Scale In reviewing the compensation, the Trustees have long understood the benefits of economies of scale as the assets of a fund grow and have sought to ensure that shareholders share in these benefits. One method for shareholders to share in economies of scale is to include breakpoints in the advisory fee schedules that reduce fees as fund assets grow. Accordingly, the Trustees received and reviewed the schedules of advisory fees for each Fund, including fund-level breakpoints thereto. In addition, after lengthy negotiations with management, the Board in May 2004 approved a complex-wide fee arrangement pursuant to which fees of the funds in the Nuveen complex, including the Funds, are reduced as the assets in the fund complex reach certain levels. The complex-wide fee arrangement was introduced on August 1, 2004 and the Trustees reviewed data regarding the reductions of fees for the Funds for the period of August 1, 2004 to December 31, 2004. In evaluating the complex-wide fee arrangement, the Trustees considered, among other things, the historic and expected fee savings to shareholders as assets grow, the amount of fee reductions at various asset levels, and that the arrangement would extend to all Funds in the Nuveen complex. The Trustees also considered the impact, if any, the complex-wide fee arrangement may have on the level of services provided. Based on their review, the Trustees concluded that the breakpoint schedule and complex-wide fee arrangement currently was acceptable and desirable in providing benefits from economies of scale to shareholders.

E. Indirect Benefits
In evaluating fees, the Trustees also considered any indirect benefits or profits NAM or its affiliates may receive as a result of its relationship with each Fund. In this regard, the Trustees considered any benefits from soft dollar arrangements. The Trustees noted that although NAM manages a large amount of assets, it has very little, if any, brokerage to allocate. This is due to the fact that NAM typically manages the portfolios of the municipal funds in the Nuveen complex and municipal bonds generally trade on a principal basis. Accordingly, NAM does not currently have any soft dollar arrangements and does not pay excess brokerage commissions (or spreads on principal transactions) in order to receive research services.

In addition to soft dollar arrangements, the Trustees also considered any other revenues, if any, received by NAM or its affiliates. In this regard, for Funds with 12b-1 plans, the Trustees received and considered the amount 12b-1 fees retained by Nuveen during the last calendar year. The Trustees noted that the vast majority of the 12b-1 fees received by Nuveen are ultimately paid to other financial advisers.

F. Other Considerations
Nuveen, until recently, was a majority owned subsidiary of St. Paul Travelers Companies, Inc. ("St. Paul"). As noted, St. Paul earlier this year announced its intention to divest its equity stake in Nuveen. Nuveen is the parent of NAM. Pursuant to a series of transactions, St. Paul had begun to reduce its interest in Nuveen which would ultimately result in a change of control of Nuveen and therefore NAM. As mandated by the 1940 Act, such a change in control would result in an assignment of the advisory agreement with NAM and the automatic termination of such agreement. Accordingly, the Board also considered the approval of a New Investment Management Agreement with each Fund in light of, and which would take effect upon, the anticipated change of control. More specifically, the Board considered for each Fund a New Investment Management Agreement on substantially identical terms


----
33
to the existing Investment Management Agreement, to take effect after the change of control has occurred and the contract has been approved by Fund shareholders. In its review, the Board considered whether the various transactions necessary to divest St. Paul's interest will have an impact on the various factors they considered in approving NAM, such as the scope and quality of services to be provided following the change of control. In reviewing the St. Paul transactions, the Board considered, among other things, the impact, if any, on the operations and organizational structure of NAM; the possible benefits and costs of the transactions to the respective Fund; the potential implications of any arrangements used by Nuveen to finance certain of the transactions; the ability of NAM to perform its duties after the transactions; whether a Fund's fee structure or expense ratio would change; any changes to the current practices of the respective Fund; any changes to the terms of the advisory agreement; and any anticipated changes to the operations of NAM. Based on its review, the Board determined that St. Paul's divestiture would not affect the nature and quality of services provided by NAM, the terms of the Investment Management Agreement, including the fees thereunder, and would not materially affect the organization or operations of NAM. Accordingly, the Board determined that their analysis of the various factors regarding their approval of NAM would continue to apply after the change of control.

G. Approval
The Trustees did not identify any single factor discussed previously as all-important or controlling. The Trustees, including a majority of independent Trustees, concluded that the terms of the Investment Management Agreements were fair and reasonable, that NAM's fees are reasonable in light of the services provided to each Fund, that the renewal of the NAM Investment Management Agreements should be approved, and that the new, post-change of control NAM Investment Management Agreements be approved and recommended to shareholders.


----
34

                                     Notes

--------------------------------------------------------------------------------
35

                                     Notes

--------------------------------------------------------------------------------
36

--------------------------------------------------------------------------------
  Fund Information
================================================================================


  Fund Manager            Legal Counsel              Transfer Agent and
  Nuveen Asset Management Chapman and Cutler LLP     Shareholder Services
  333 West Wacker Drive   Chicago, IL                Boston Financial
  Chicago, IL 60606                                  Data Services, Inc.
                          Independent Registered     Nuveen Investor Services
                          Public Accounting Firm     P.O. Box 8530
                          PricewaterhouseCoopers LLP Boston, MA 02266-8530
                          Chicago, IL                (800) 257-8787

                          Custodian
                          State Street Bank & Trust
                          Boston, MA

================================================================================

Glossary of Terms Used in this Report

Average Annual Total Return: This is a commonly used method to express an investment's performance over a particular, usually multi-year time period. It expresses the return that would have been necessary each year to equal the investment's actual cumulative performance (including change in NAV or offer price and reinvested dividends and capital gains distributions, if any) over the time period being considered.

Average Effective Maturity: The average of all the maturities of the bonds in a Fund's portfolio, computed by weighting each maturity date (the date the security comes due) by the market value of the security. This figure does not account for the likelihood of prepayments or the exercise of call provisions. Average Duration: Duration is a measure of the expected period over which a bond's principal and interest will be paid, and consequently is a measure of the sensitivity of a bond's (or bond fund's) value to changes when market interest rates change. Generally, the longer a bond or Fund's duration, the more the price of the bond or Fund will change as interest rates change.

Dividend Yield (also known as Market Yield or Current Yield): An investment's current annualized dividend divided by its current offering price.

Net Asset Value (NAV): A Fund's NAV is the dollar value of one share in the Fund. It is calculated by subtracting the liabilities of the Fund from its total assets and then dividing the remainder by the number of shares outstanding. Fund NAVs are calculated at the end of each business day.
SEC 30-Day Yield: A standardized measure of a Fund's yield that accounts for the future amortization of premiums or discounts of bonds held in the fund's portfolio.

Taxable-Equivalent Yield: The yield necessary from a fully taxable investment to equal, on an after-tax basis at a specified assumed tax rate, the yield of a municipal bond investment.




================================================================================

Quarterly Portfolio of Investments and Proxy Voting information: Each Fund's
(i) quarterly portfolio of investments, (ii) information regarding how the Funds voted proxies relating to portfolio securities held during the 12-month period ended June 30, 2004, and (iii) a description of the policies and procedures that the Funds used to determine how to vote proxies relating to portfolio securities are available without charge, upon request, by calling Nuveen Investments at (800) 257-8787 or on Nuveen's website at www.nuveen.com.

You may also obtain this and other Fund information directly from the Securities and Exchange Commission ("SEC"). The SEC may charge a copying fee for this information. Visit the SEC on-line at http://www.sec.gov or in person at the SEC's Public Reference Room in Washington, D.C. Call the SEC at 1-202-942-8090 for room hours and operation. You may also request fund information by sending an e-mail request to publicinfo@sec.gov or by writing to the SEC's Public Reference Section at 450 Fifth Street NW, Washington, D.C. 20549.

================================================================================

NASD Regulation, Inc. provides a Public Disclosure Program which supplies certain information regarding the disciplinary history of NASD members and their associated persons in response to either telephone inquiries at (800) 289-9999 or written inquiries at www.nasdr.com. NASD Regulation, Inc. also provides an investor brochure that includes information describing the Public Disclosure Program.

----
37

[PHOTO]



                                                                     Learn more
                                                          about Nuveen Funds at
                                                              www.nuveen.com/mf



    Nuveen Investments:

    SERVING Investors

                        For GENERATIONS

    Since 1898, financial advisors and their clients have relied on Nuveen Investments to provide dependable investment solutions. For the past century, Nuveen Investments has adhered to the belief that the best approach to investing is to apply conservative risk-management principles to help minimize volatility.

    Building on this tradition, we today offer a range of high quality equity and fixed-income solutions that are integral to a well-diversified core portfolio. Our clients have come to appreciate this diversity, as well as our continued adherence to proven, long-term investing principles.

    We offer many different investing solutions for our clients' different needs.
    Managing approximately $128 billion in assets, Nuveen Investments offers access to a number of different asset classes and investing solutions through a variety of products. Nuveen Investments markets its capabilities under four distinct brands: Nuveen, a leader in tax-free investments; NWQ, a leader in value-style equities; Rittenhouse, a leader in growth-style equities; and Symphony, a leading institutional manager of market-neutral alternative investment portfolios.

    Find out how we can help you reach your financial goals.
    To learn more about the products and services Nuveen Investments offers and for a prospectus, where applicable, talk to your financial advisor, or call us at (800) 257-8787. Please read the information carefully before you invest.

..  Share prices

..  Fund details

..  Daily financial news

..  Investor education

[LOGO] Nuveen Investments

MSA-CA-0805D

--------------------------------------------------------------------------------

Nuveen Investments
Municipal Bond Funds
--------------------------------------------------------------------------------
                                               Semiannual Report dated

                                               August 31, 2005
                                             -----------------------------------

Dependable, tax-free income because it's not what you earn, it's what you keep.(R)

[PHOTO]



Nuveen Connecticut Municipal Bond Fund
Nuveen New Jersey Municipal Bond Fund
Nuveen New York Municipal Bond Fund
Nuveen New York Insured Municipal Bond Fund


[LOGO] Nuveen Investments

[PHOTO]



NOW YOU CAN RECEIVE YOUR
NUVEEN INVESTMENTS FUND REPORTS FASTER.

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an e-mail as soon as your Nuveen Investments Fund information is ready -- no more waiting for delivery by regular mail. Just click on the link within the e-mail to see the report, and save it on your computer if your wish.

[LOGO]

IT'S FAST, EASY & FREE:
www.investordelivery.com
if you get your Nuveen Investments Fund dividends and statements from your financial advisor or brokerage account.

(Be sure to have the address sheet that accompanied this report handy. You'll need it to complete the enrollment process.)
                                      OR
www.nuveen.com/accountaccess
if you get your Nuveen Investments Fund dividends and statements directly from Nuveen Investments.
[LOGO]

                                                  ------------------------------
  Must be preceded by or accompanied by a prospectus.
                            NOT FDIC INSURED  MAY LOSE VALUE  NO BANK GUARANTEE

[PHOTO]

Timothy R. Schwertfeger

Dear Shareholder,

Once again, I am pleased to report that over the most recent reporting period your Fund continued to provide you with attractive tax-free monthly income. For more specific information about the performance of your Fund, please see the Portfolio Manager's Comments and Fund Spotlight sections of this report.

With long-term interest rates still relatively low, many have begun to wonder whether interest rates will rise, and whether that possibility should cause them to adjust their holdings of fixed-income investments. No one knows what the future will bring, which is why we think a well-balanced portfolio that is structured and carefully monitored with the help of an investment professional is an important component in achieving your long-term financial goals. A well-diversified portfolio may actually help to reduce your overall investment risk, and we believe that municipal bond investments like your Nuveen Investments Fund can be important building blocks in a portfolio crafted to perform well through a variety of market conditions.

Some of you may have heard that in April, 2005, The St. Paul Travelers Companies, Inc., which owned 79% of Nuveen Investments, Inc. (the parent of your Fund's investment adviser) completed a public offering of a substantial portion of its equity stake in Nuveen. St. Paul Travelers recently sold the balance of its Nuveen shares to Nuveen or to others. These transactions had and will continue to have no impact on the investment objectives or management of your Fund.

Since 1898, Nuveen Investments has offered financial products and solutions that incorporate careful research, diversification, and the application of conservative risk-management principles. We are grateful that you have chosen us as a partner as you pursue your financial goals. We look forward to continuing to earn your trust in the months and years ahead.

Sincerely,
/s/ Timothy R. Schwertfeger
Timothy R. Schwertfeger
Chairman of the Board

October 20, 2005



       "No one knows what the future will bring, which is why we think a well-balanced portfolio . . . is an important component in achieving your long-term financial goals."


                           Semiannual Report  Page 1

  Portfolio Manager's Comments

  Portfolio manager Paul Brennan examines key investment strategies and the performance of the Nuveen Connecticut, New Jersey, New York, and New York Insured Municipal Bond Funds. Paul, who has 14 years of investment experience, has managed the Connecticut, New York, and New York Insured Funds since 1999 and the New Jersey Fund since 2003.

--------------------------------------------------------------------------------

How did the Funds perform?

The chart on the next page provides total return performance information for the four Funds for the six-month, one-year, five-year, and ten-year periods ended August 31, 2005. Each Fund's total return performance is compared with its corresponding Lipper peer fund category, as well as with the national Lehman Brothers Municipal Bond Index. The reasons for each Fund's variance from its corresponding state-specific Lipper peer fund category average and the national Lehman Brothers Index are discussed later in the report. Although we believe that comparing the performance of a state Fund with that of a national municipal index may offer some insights into how the Fund performed relative to the general municipal market, we also think that closely comparing the results of state Funds with a national average is imperfect since most of the national index's results come from out-of-state bonds.

What strategies were used to manage the Funds during the six-month period, and how did these strategies influence performance?

Connecticut Fund

During the past six months, the Nuveen Connecticut Municipal Bond Fund's total return on net asset value outperformed its Lipper peer group average but modestly trailed the national Lehman Brothers Index.

The Fund benefited as intermediate- and long-term interest rates continued to decline during the past six months. Because we maintained a healthy allocation to bonds in the long-intermediate part of the yield curve, the Fund was well-positioned for such a scenario. Our allocation to tobacco bonds also helped performance. The tobacco companies whose payments made pursuant to the 1998 master tobacco settlement agreement which back these securities got a boost from an improving litigation environment. The Fund's lower-rated holdings also continued to perform well as investors seemingly became less risk averse which tightened credit spreads. A fourth positive influence came from favorable security selection. In the healthcare sector, for example, the portfolio was helped by bonds issued by the Connecticut Health and Education Facilities Authority, Hospital for Special Care. This issuer, cited six months ago as a positive contributor, continued to rebound from past financial difficulties and remained one of the Fund's best performers during the past six months.

There were few largely negative influences on performance during a strong municipal investing environment. The Fund did, however, see mixed results from a significant weighting in pre-refunded bonds. When bonds are pre-refunded, investors usually benefit as they generally become priced to shorter call dates and usually see price appreciation. However, pre-refunded bonds already held in the portfolios during the period underperformed because of their shorter durations as shorter-term rates rose and longer-term rates fall.

Throughout the past six months, our management focus was on adding suitable intermediate-duration bonds to the Fund. We remained concerned about the performance of bonds with very near-term maturities or call dates, which we believed could decline or lag the market in the event of further short-term interest-rate hikes from the Federal Reserve. Accordingly, we sold some of these securities in favor of longer bonds - focusing especially on the 10-year part of the yield curve, which we believed offered our shareholders better future value potential based on our view that the decline in yields on the longest maturities may be becoming overdone.

--------------------------------------------------------------------------------
The views expressed reflect those of the portfolio manager and are subject to change at any time, based on market and other conditions.

                           Semiannual Report  Page 2

Class A Shares--
Total Returns as of 8/31/05
--------------------------------------------------------------------------------

                                      Cumulative    Average Annual
                                       6-month   ---------------------
                                                 1-Year 5-Year 10-Year
                                      -          ---------------------
         Nuveen Connecticut
           Municipal Bond Fund
          A Shares at NAV                  2.77%  5.46%  6.18%   5.72%
          A Shares at Offer               -1.53%  1.05%  5.27%   5.27%
         Lipper Connecticut Municipal
           Debt Funds Category
           Average/1/                      2.32%  4.20%  5.50%   5.32%
         Lehman Brothers Municipal
           Bond Index/2/                   2.85%  5.31%  6.37%   6.20%
         -------------------------------------------------------------

         Nuveen New Jersey
           Municipal Bond Fund
          A Shares at NAV                  3.13%  6.30%  6.03%   5.61%
          A Shares at Offer               -1.24%  1.85%  5.12%   5.17%
         Lipper New Jersey Municipal
           Debt Funds Category
           Average/1/                      2.52%  5.40%  5.54%   5.28%
         Lehman Brothers Municipal
           Bond Index/2/                   2.85%  5.31%  6.37%   6.20%
         -------------------------------------------------------------

                                     Cumulative    Average Annual
                                      6-month   ---------------------
                                                1-Year 5-Year 10-Year
                                     -          ---------------------

           Nuveen New York Municipal
             Bond Fund
            A Shares at NAV               3.19%  6.14%  6.22%   6.04%
            A Shares at Offer            -1.15%  1.65%  5.31%   5.59%
           Lipper New York Municipal
             Debt Funds Category
             Average/1/                   2.65%  4.96%  5.67%   5.40%
           Lehman Brothers Municipal
             Bond Index/2/                2.85%  5.31%  6.37%   6.20%
           ----------------------------------------------------------

           Nuveen New York Insured
             Municipal Bond Fund
            A Shares at NAV               2.86%  5.28%  6.16%   5.61%
            A Shares at Offer            -1.47%  0.88%  5.25%   5.16%
           Lipper New York Insured
             Municipal Debt Funds
             Category Average/1/          2.45%  4.64%  5.61%   5.26%
           Lehman Brothers Municipal
             Bond Index/2/                2.85%  5.31%  6.37%   6.20%
           ----------------------------------------------------------

Returns quoted represent past performance, which is no guarantee of future results. Returns at NAV would be lower if the sales charge were included. Returns less than one year are cumulative. Current performance may be higher or lower than the performance shown. Investment returns and principal value will fluctuate so that when shares are redeemed, they may be worth more or less than their original cost. Class A shares have a 4.2% maximum sales charge. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of shares. For the most recent month-end performance, visit www.nuveen.com or call (800) 257-8787.


Portfolio activity was limited, with the majority of new purchases taking place during the first half of the period. All of the new bonds bought carried the highest credit rating of AAA. Although lower-rated bonds continued their recent run of strong performance during the period, we believed they were offering declining relative value than their higher-rated counterparts. One notable new high-quality purchase made relatively late in the period was of Greater New Haven Water Solution Control bonds. These securities, due to mature in 2017, 2030 and 2035, were somewhat longer than we thought ideal. However, this issuer is an infrequent borrower that offered attractive yields, and the opportunity to further diversify the portfolio.

New Jersey Fund

The Nuveen New Jersey Municipal Bond Fund's total return on net asset value outpaced its Lipper peer group average as well as the national Lehman Brothers index. As the yield curve flattened during the period, meaning that short-term interest rates were rising and long-term rates were falling, our healthy weighting in intermediate- and longer-maturity bonds added to performance. Security selection also contributed to results. In particular, tobacco bonds continued to do well nationally, but the situation was particularly favorable in New Jersey, as investors anticipated a potential restructuring. Lower-rated bonds broadly outperformed during the period, as investors continued to look for higher municipal yields in a


--------------------------------------------------------------------------------

1For each Fund, the Lipper category average shown represents the average annualized total return for all reporting funds for the periods ended
 August 31, 2005. The Lipper categories contained 22, 22, 21 and 15 funds in the Lipper Connecticut Municipal Debt Funds Category, 57, 56, 50 and 39 funds in the Lipper New Jersey Municipal Debt Funds Category, 107, 107, 89 and 63 funds in the Lipper New York Municipal Debt Funds Category and 8, 8, 8 and 7 funds in the Lipper New York Insured Municipal Debt Funds Category for the respective six-month, one-, five- and ten-year periods ended August 31, 2005. The returns account for the effects of management fees and assume reinvestment of dividends, but do not reflect any applicable sales charges. You cannot invest directly in a Lipper Category.
2The Lehman Brothers Municipal Bond Index is an unmanaged index composed of a broad range of investment-grade municipal bonds and does not reflect any initial or ongoing expenses. You cannot invest directly in an index.

                           Semiannual Report  Page 3
strong market environment. Among our lower-rated holdings, we saw particularly strong performance from the tobacco, industrial development, and life care sectors.

As with the Connecticut Fund, our pre-refunded holdings detracted modestly from performance as these bonds, which have relative short average lives, underperformed in line with short-term interest rates. We also were slightly overweighted in insured bonds, which, although they performed positively, continued to lag their lower-rated counterparts.

We did not make many changes to the portfolio during the past six months. We remained comfortable with the Fund's allocation to lower-rated securities. However, when we added new bonds to the Fund, we favored high-quality issues because we believed they offered improving value potential after several years of underperformance relative to lower-grade bonds. Our high-quality purchases focused on intermediate bonds. With the yield curve flattening, we saw risks associated with owning both short- and long-term bonds. As in Connecticut, we believed the best relative values were to be found in bonds with maturities of around 10 years.

New York Funds

Both the Nuveen New York Municipal Bond Fund and the Nuveen New York Insured Municipal Bond Fund performed well during the period. The total return on net asset value of both portfolios beat the performance of the Funds' Lipper peer group averages as well as the national Lehman Brothers index.

Both Funds benefited from many of the same factors discussed elsewhere in this report. A decent allocation to intermediate- and longer-term bonds helped the uninsured Fund's performance as the yield curve flattened and longer bonds continued to gain ground. The uninsured Fund also benefited from its lower-rated holdings, which performed well as investors sought opportunities to pick up additional yield. Among our lower-rated investments, tobacco debt did particularly well. Some of our tobacco holdings were pre-refunded during the period and, as a result, saw significant price appreciation. Lower-rated healthcare and industrial development revenue bonds also added to relative outperformance. More mixed results, however, came from our inverse-floating-rate holdings, also called "inverse floaters." Some of our longer-maturity inverse floaters generally performed well, but our shorter-maturity inverse floaters lost ground during the past six months.

The insured Fund also benefited from its intermediate- and longer-maturity bond holdings. However, because the portfolio is entirely invested in AAA-rated securities, we were not able to participate in the rally enjoyed by lower-rated bonds. Compared to the uninsured Fund, however, we enjoyed very favorable results from our inverse- floating-rate bonds, which, because of the relatively long maturities of their underlying bonds, tended to perform well.

Both New York Funds were managed similarly during the past six months. In both cases, we were actively looking to sell our shorter-maturity holdings, which we believed would be challenged if short-term interest rates continued to rise. In both portfolios, especially the insured Fund, we saw a number of pre-refundings that put downward pressure on the portfolios' duration. We sold many of these pre-refunded bonds and looked to reinvest the proceeds in intermediate bonds with maturities of around 10 years. We did, however, invest in longer-dated paper when we found attractive opportunities. All of our new purchases in the insured Fund, and most of our new purchases in the uninsured portfolio, were of AAA-rated bonds. We were comfortable with the uninsured Fund's existing weighting in lower-rated bonds but also believed that higher-rated paper offered better future value potential for our shareholders.

Dividend Information

During the reporting period, the New Jersey and New York Municipal Bond Funds experienced a reduction in their dividend, while the Connecticut and New York Insured Municipal Bond Funds' dividend was unchanged. The reduction in


                           Semiannual Report  Page 4
dividend was brought about by bonds in the portfolio being called or retired and the proceeds subsequently reinvested in the current low interest rate environment.

Each Fund seeks to pay dividends at a rate that reflects the past and projected performance of the Fund. To permit a Fund to maintain a more stable monthly dividend, the Fund may pay dividends at a rate that may be more or less than the amount of net investment income actually earned by the Fund during the period. If the Fund has cumulatively earned more than it has paid in dividends, it will hold the excess in reserve as undistributed net investment income
(UNII) as part of the Fund's net asset value. Conversely, if the Fund has cumulatively paid in dividends more than it has earned, the excess will constitute a negative UNII that will likewise be reflected in the Fund's net asset value. Each Fund will, over time, pay all its net investment income as dividends to shareholders. As of August 31, 2005, all of the Funds in this report had negative UNII for financial statement purposes and positive UNII for tax purposes.


                           Semiannual Report  Page 5

  Fund Spotlight as of 8/31/05            Nuveen Connecticut Municipal Bond Fund

================================================================================

      Quick Facts
                                       A Shares B Shares C Shares R Shares
      --------------------------------------------------------------------
      NAV                                $10.84   $10.84   $10.83   $10.89
      --------------------------------------------------------------------
      Latest Monthly Dividend/1/        $0.0375  $0.0305  $0.0325  $0.0395
      --------------------------------------------------------------------
      Latest Capital Gain and Ordinary
       Income Distribution/2/           $0.0419  $0.0419  $0.0419  $0.0419
      --------------------------------------------------------------------
      Inception Date                    7/13/87  2/11/97 10/04/93  2/25/97
      --------------------------------------------------------------------

Returns quoted represent past performance which is no guarantee of future results. Returns without sales charges would be lower if the sales charge were included. Current performance may be higher or lower than the performance shown. Investment returns and principal value will fluctuate so that when shares are redeemed, they may be worth more or less than their original cost. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of shares. Income is generally exempt from regular federal income taxes. Some income may be subject to state and local taxes and to the federal alternative minimum tax. Capital gains, if any, are subject to tax. For the most recent month-end performance visit www.nuveen.com or call (800) 257-8787.

Class A and C share returns are actual. Class B and R share returns are actual for the period since class inception; returns prior to class inception are Class A share returns adjusted for differences in sales charges and (in the case of Class B) expenses, which are primarily differences in distribution and service fees. Class A shares have a 4.2% maximum sales charge. Class B shares have a contingent deferred sales charge (CDSC), also known as a back-end sales charge, that for redemptions begins at 5% and declines periodically until after 6 years when the charge becomes 0%. Class B shares automatically convert to Class A shares eight years after purchase. Class C shares have a 1% CDSC for redemptions within less than one year, which is not reflected in the one-year total return. Class R shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors.

                 Average Annual Total Returns as of 8/31/05
                 A Shares                           NAV  Offer
                 ---------------------------------------------
                 1-Year                           5.46%  1.05%
                 ---------------------------------------------
                 5-Year                           6.18%  5.27%
                 ---------------------------------------------
                 10-Year                          5.72%  5.27%
                 ---------------------------------------------
                 B Shares                      w/o CDSC w/CDSC
                 ---------------------------------------------
                 1-Year                           4.75%  0.75%
                 ---------------------------------------------
                 5-Year                           5.40%  5.24%
                 ---------------------------------------------
                 10-Year                          5.11%  5.11%
                 ---------------------------------------------
                 C Shares                           NAV
                 ---------------------------------------------
                 1-Year                           4.89%
                 ---------------------------------------------
                 5-Year                           5.61%
                 ---------------------------------------------
                 10-Year                          5.14%
                 ---------------------------------------------
                 R Shares                           NAV
                 ---------------------------------------------
                 1-Year                           5.66%
                 ---------------------------------------------
                 5-Year                           6.41%
                 ---------------------------------------------
                 10-Year                          5.93%
                 ---------------------------------------------
                 Tax-Free Yields
                 A Shares                           NAV  Offer
                 ---------------------------------------------
                 Dividend Yield/3/                4.15%  3.98%
                 ---------------------------------------------
                 SEC 30-Day Yield/4/              3.02%  2.89%
                 ---------------------------------------------
                 Taxable-Equivalent Yield/4,5/    4.41%  4.22%
                 ---------------------------------------------
                 B Shares                           NAV
                 ---------------------------------------------
                 Dividend Yield/3/                3.38%
                 ---------------------------------------------
                 SEC 30-Day Yield                 2.28%
                 ---------------------------------------------
                 Taxable-Equivalent Yield/5/      3.33%
                 ---------------------------------------------
                 C Shares                           NAV
                 ---------------------------------------------
                 Dividend Yield/3/                3.60%
                 ---------------------------------------------
                 SEC 30-Day Yield                 2.48%
                 ---------------------------------------------
                 Taxable-Equivalent Yield/5/      3.62%
                 ---------------------------------------------
                 R Shares                           NAV
                 ---------------------------------------------
                 Dividend Yield/3/                4.35%
                 ---------------------------------------------
                 SEC 30-Day Yield                 3.22%
                 ---------------------------------------------
                 Taxable-Equivalent Yield/5/      4.70%
                 ---------------------------------------------

                            Average Annual Total Returns as of 9/30/05
                            A Shares            NAV        Offer
                            ------------------------------------------
                            1-Year            4.18%       -0.17%
                            ------------------------------------------
                            5-Year            6.11%        5.20%
                            ------------------------------------------
                            10-Year           5.59%        5.14%
                            ------------------------------------------
                            B Shares       w/o CDSC       w/CDSC
                            ------------------------------------------
                            1-Year            3.37%       -0.60%
                            ------------------------------------------
                            5-Year            5.32%        5.15%
                            ------------------------------------------
                            10-Year           4.97%        4.97%
                            ------------------------------------------
                            C Shares            NAV
                            ------------------------------------------
                            1-Year            3.60%
                            ------------------------------------------
                            5-Year            5.52%
                            ------------------------------------------
                            10-Year           5.02%
                            ------------------------------------------
                            R Shares            NAV
                            ------------------------------------------
                            1-Year            4.29%
                            ------------------------------------------
                            5-Year            6.30%
                            ------------------------------------------
                            10-Year           5.79%
                            ------------------------------------------

           Portfolio Statistics
           Net Assets ($000)                                $293,386
           ---------------------------------------------------------
           Average Effective Maturity on Securities (Years)    15.61
           ---------------------------------------------------------
           Average Duration                                     5.49
           ---------------------------------------------------------

--------------------------------------------------------------------------------
1Paid September 1, 2005. This is the latest monthly tax-exempt dividend declared during the period ended August 31, 2005.
2Paid December 1, 2004. Capital gains and/or ordinary income are subject to federal taxation.
3Dividend Yield is the most recent dividend per share (annualized) divided by the appropriate price per share. The SEC 30-Day Yield is a standardized measure of the current market yield on the Fund's portfolio and is based on the maximum offer price per share. The Dividend Yield also differs from the SEC 30-Day Yield because the Fund may be paying out more or less than it is earning and it may not include the effect of amortization of bond premium.
4The SEC 30-Day Yield and Taxable Equivalent Yield on A Shares at NAV applies only to A Shares purchased at no-load pursuant to the Fund's policy permitting waiver of the A Share load in certain specified circumstances.
5The taxable-equivalent yield represents the yield that must be earned on a fully taxable investment in order to equal the yield on the Nuveen Investments Fund on an after-tax basis at a specified tax rate. With respect to investments that generate qualified dividend income that is taxable at a maximum rate of 15%, the taxable-equivalent yield is lower. The taxable-equivalent yield is based on the Fund's SEC 30-Day Yield on the indicated date and a combined federal and state income tax rate of 31.5%.

                           Semiannual Report  Page 6

  Fund Spotlight as of 8/31/05            Nuveen Connecticut Municipal Bond Fund

================================================================================


Bond Credit Quality/1/

                                    [CHART]

AAA/U.S. Guaranteed        66.1%
AA                         18.3%
A                           3.5%
BBB                         9.4%
BB or Lower                 1.6%
NR                          1.1%

Sectors/1/

                    Education and Civic Organizations 21.2%
                    ---------------------------------------
                    Tax Obligation/General            17.5%
                    ---------------------------------------
                    U.S. Guaranteed                   14.5%
                    ---------------------------------------
                    Tax Obligation/Limited            13.1%
                    ---------------------------------------
                    Healthcare                         7.1%
                    ---------------------------------------
                    Utilities                          6.6%
                    ---------------------------------------
                    Long-Term Care                     5.9%
                    ---------------------------------------
                    Water and Sewer                    5.9%
                    ---------------------------------------
                    Other                              8.2%
                    ---------------------------------------

1As a percentage of total holdings as of August 31, 2005. Holdings are subject to change.

--------------------------------------------------------------------------------
Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including front and back end sales charges (loads) or redemption fees, where applicable; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees, where applicable; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example below is based on an investment of $1,000 invested at the beginning of the period and held for the period.

The information under "Actual Performance," together with the amount you invested, allows you to estimate actual expenses incurred over the reporting period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60) and multiply the result by the cost shown for your share class, in the row entitled "Expenses Incurred During Period" to estimate the expenses incurred on your account during this period.

The information under "Hypothetical Performance," provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expense you incurred for the period. You may use this information to compare the ongoing costs of investing in the Fund and other Funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front and back end sales charges (loads) or redemption fees, where applicable. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds or share classes. In addition, if these transactional costs were included, your costs would have been higher.

                                                                                 Hypothetical Performance
                                            Actual Performance            (5% annualized return before expenses)
                                  --------------------------------------- ---------------------------------------

                                   A Shares  B Shares  C Shares  R Shares  A Shares  B Shares  C Shares  R Shares
-----------------------------------------------------------------------------------------------------------------
Beginning Account Value (3/01/05) $1,000.00 $1,000.00 $1,000.00 $1,000.00 $1,000.00 $1,000.00 $1,000.00 $1,000.00
-----------------------------------------------------------------------------------------------------------------
Ending Account Value (8/31/05)    $1,027.70 $1,024.60 $1,024.80 $1,028.70 $1,021.02 $1,017.24 $1,018.25 $1,022.03
-----------------------------------------------------------------------------------------------------------------
Expenses Incurred During Period   $    4.24 $    8.06 $    7.04 $    3.22 $    4.23 $    8.03 $    7.02 $    3.21
-----------------------------------------------------------------------------------------------------------------

For each class of the Fund, expenses are equal to the Fund's annualized net expense ratio of .83%, 1.58%, 1.38% and .63% for Classes A, B, C and R, respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

                           Semiannual Report  Page 7

  Fund Spotlight as of 8/31/05             Nuveen New Jersey Municipal Bond Fund

================================================================================

         Quick Facts
                                    A Shares B Shares C Shares R Shares
         --------------------------------------------------------------
         NAV                          $10.96   $10.96   $10.93   $10.98
         --------------------------------------------------------------
         Latest Monthly Dividend/1/  $0.0360  $0.0290  $0.0310  $0.0375
         --------------------------------------------------------------
         Inception Date              9/06/94  2/03/97  9/21/94  2/28/92
         --------------------------------------------------------------

Returns quoted represent past performance which is no guarantee of future results. Returns without sales charges would be lower if the sales charge were included. Current performance may be higher or lower than the performance shown. Investment returns and principal value will fluctuate so that when shares are redeemed, they may be worth more or less than their original cost. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of shares. Income is generally exempt from regular federal income taxes. Some income may be subject to state and local taxes and to the federal alternative minimum tax. Capital gains, if any, are subject to tax. For the most recent month-end performance visit www.nuveen.com or call (800) 257-8787.

Class A, C and R share returns are actual. Class B share returns are actual for the period since class inception; returns prior to class inception are Class R share returns adjusted for differences in sales charges and expenses, which are primarily differences in distribution and service fees. Class A shares have a 4.2% maximum sales charge. Class B shares have a contingent deferred sales charge (CDSC), also known as a back-end sales charge, that for redemptions begins at 5% and declines periodically until after 6 years when the charge becomes 0%. Class B shares automatically convert to Class A shares eight years after purchase. Class C shares have a 1% CDSC for redemptions within less than one year, which is not reflected in the one-year total return. Class R shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors.

                 Average Annual Total Returns as of 8/31/05
                 A Shares                           NAV  Offer
                 ---------------------------------------------
                 1-Year                           6.30%  1.85%
                 ---------------------------------------------
                 5-Year                           6.03%  5.12%
                 ---------------------------------------------
                 10-Year                          5.61%  5.17%
                 ---------------------------------------------
                 B Shares                      w/o CDSC w/CDSC
                 ---------------------------------------------
                 1-Year                           5.59%  1.59%
                 ---------------------------------------------
                 5-Year                           5.23%  5.07%
                 ---------------------------------------------
                 10-Year                          4.99%  4.99%
                 ---------------------------------------------
                 C Shares                           NAV
                 ---------------------------------------------
                 1-Year                           5.84%
                 ---------------------------------------------
                 5-Year                           5.46%
                 ---------------------------------------------
                 10-Year                          5.01%
                 ---------------------------------------------
                 R Shares                           NAV
                 ---------------------------------------------
                 1-Year                           6.57%
                 ---------------------------------------------
                 5-Year                           6.25%
                 ---------------------------------------------
                 10-Year                          5.82%
                 ---------------------------------------------
                 Tax-Free Yields
                 A Shares                           NAV  Offer
                 ---------------------------------------------
                 Dividend Yield/2/                3.94%  3.78%
                 ---------------------------------------------
                 SEC 30-Day Yield/3/              3.45%  3.30%
                 ---------------------------------------------
                 Taxable-Equivalent Yield/3,4/    5.11%  4.89%
                 ---------------------------------------------
                 B Shares                           NAV
                 ---------------------------------------------
                 Dividend Yield/2/                3.18%
                 ---------------------------------------------
                 SEC 30-Day Yield                 2.70%
                 ---------------------------------------------
                 Taxable-Equivalent Yield/4/      4.00%
                 ---------------------------------------------
                 C Shares                           NAV
                 ---------------------------------------------
                 Dividend Yield/2/                3.40%
                 ---------------------------------------------
                 SEC 30-Day Yield                 2.90%
                 ---------------------------------------------
                 Taxable-Equivalent Yield/4/      4.30%
                 ---------------------------------------------
                 R Shares                           NAV
                 ---------------------------------------------
                 Dividend Yield/2/                4.10%
                 ---------------------------------------------
                 SEC 30-Day Yield                 3.64%
                 ---------------------------------------------
                 Taxable-Equivalent Yield/4/      5.39%
                 ---------------------------------------------

                            Average Annual Total Returns as of 9/30/05
                            A Shares            NAV        Offer
                            ------------------------------------------
                            1-Year            4.73%        0.35%
                            ------------------------------------------
                            5-Year            5.98%        5.07%
                            ------------------------------------------
                            10-Year           5.45%        4.99%
                            ------------------------------------------
                            B Shares       w/o CDSC       w/CDSC
                            ------------------------------------------
                            1-Year            3.92%       -0.08%
                            ------------------------------------------
                            5-Year            5.18%        5.01%
                            ------------------------------------------
                            10-Year           4.82%        4.82%
                            ------------------------------------------
                            C Shares            NAV
                            ------------------------------------------
                            1-Year            4.26%
                            ------------------------------------------
                            5-Year            5.40%
                            ------------------------------------------
                            10-Year           4.85%
                            ------------------------------------------
                            R Shares            NAV
                            ------------------------------------------
                            1-Year            4.99%
                            ------------------------------------------
                            5-Year            6.19%
                            ------------------------------------------
                            10-Year           5.66%
                            ------------------------------------------

           Portfolio Statistics
           Net Assets ($000)                                $174,728
           ---------------------------------------------------------
           Average Effective Maturity on Securities (Years)    16.72
           ---------------------------------------------------------
           Average Duration                                     5.56
           ---------------------------------------------------------

--------------------------------------------------------------------------------
1Paid September 1, 2005. This is the latest monthly tax-exempt dividend declared during the period ended August 31, 2005.
2Dividend Yield is the most recent dividend per share (annualized) divided by the appropriate price per share. The SEC 30-Day Yield is a standardized measure of the current market yield on the Fund's portfolio and is based on the maximum offer price per share. The Dividend Yield also differs from the SEC 30-Day Yield because the Fund may be paying out more or less than it is earning and it may not include the effect of amortization of bond premium.
3The SEC 30-Day Yield and Taxable Equivalent Yield on A Shares at NAV applies only to A Shares purchased at no-load pursuant to the Fund's policy permitting waiver of the A Share load in certain specified circumstances.
4The taxable-equivalent yield represents the yield that must be earned on a fully taxable investment in order to equal the yield on the Nuveen Investments Fund on an after-tax basis at a specified tax rate. With respect to investments that generate qualified dividend income that is taxable at a maximum rate of 15%, the taxable-equivalent yield is lower. The taxable-equivalent yield is based on the Fund's SEC 30-Day Yield on the indicated date and a combined federal and state income tax rate of 32.5%.

                           Semiannual Report  Page 8

  Fund Spotlight as of 8/31/05             Nuveen New Jersey Municipal Bond Fund

================================================================================


Bond Credit Quality/1/

                                    [CHART]

AAA/U.S. Guaranteed     68.7%
AA                      11.5%
A                        4.2%
BBB                     11.9%
BB or Lower              0.9%
NR                       2.8%
Sectors/1/

                    Tax Obligation/Limited            22.4%
                    ---------------------------------------
                    Transportation                    14.2%
                    ---------------------------------------
                    Healthcare                        12.5%
                    ---------------------------------------
                    Education and Civic Organizations 10.5%
                    ---------------------------------------
                    U.S. Guaranteed                    8.9%
                    ---------------------------------------
                    Long-Term Care                     6.5%
                    ---------------------------------------
                    Tax Obligation/General             6.2%
                    ---------------------------------------
                    Water and Sewer                    5.8%
                    ---------------------------------------
                    Other                             13.0%
                    ---------------------------------------

1As a percentage of total holdings as of August 31, 2005. Holdings are subject to change.

--------------------------------------------------------------------------------
Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including front and back end sales charges (loads) or redemption fees, where applicable; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees, where applicable; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example below is based on an investment of $1,000 invested at the beginning of the period and held for the period.

The information under "Actual Performance," together with the amount you invested, allows you to estimate actual expenses incurred over the reporting period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60) and multiply the result by the cost shown for your share class, in the row entitled "Expenses Incurred During Period" to estimate the expenses incurred on your account during this period.

The information under "Hypothetical Performance," provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expense you incurred for the period. You may use this information to compare the ongoing costs of investing in the Fund and other Funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front and back end sales charges (loads) or redemption fees, where applicable. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds or share classes. In addition, if these transactional costs were included, your costs would have been higher.

                                                                                 Hypothetical Performance
                                            Actual Performance            (5% annualized return before expenses)
                                  --------------------------------------- ---------------------------------------

                                   A Shares  B Shares  C Shares  R Shares  A Shares  B Shares  C Shares  R Shares
-----------------------------------------------------------------------------------------------------------------
Beginning Account Value (3/01/05) $1,000.00 $1,000.00 $1,000.00 $1,000.00 $1,000.00 $1,000.00 $1,000.00 $1,000.00
-----------------------------------------------------------------------------------------------------------------
Ending Account Value (8/31/05)    $1,031.30 $1,027.30 $1,028.50 $1,032.10 $1,020.87 $1,017.09 $1,018.10 $1,021.88
-----------------------------------------------------------------------------------------------------------------
Expenses Incurred During Period   $    4.40 $    8.23 $    7.21 $    3.38 $    4.38 $    8.19 $    7.17 $    3.36
-----------------------------------------------------------------------------------------------------------------

For each class of the Fund, expenses are equal to the Fund's annualized net expense ratio of .86%, 1.61%, 1.41% and .66% for Classes A, B, C and R, respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

                           Semiannual Report  Page 9

  Fund Spotlight as of 8/31/05               Nuveen New York Municipal Bond Fund

================================================================================

   Quick Facts
                                          A Shares B Shares C Shares R Shares
   --------------------------------------------------------------------------
   NAV                                      $11.04   $11.04   $11.05   $11.07
   --------------------------------------------------------------------------
   Latest Monthly Dividend/1/              $0.0385  $0.0320  $0.0340  $0.0405
   --------------------------------------------------------------------------
   Latest Ordinary Income Distribution/2/  $0.0013  $0.0013  $0.0013  $0.0013
   --------------------------------------------------------------------------
   Inception Date                          9/07/94  2/03/97  9/14/94 12/22/86
   --------------------------------------------------------------------------

Returns quoted represent past performance which is no guarantee of future results. Returns without sales charges would be lower if the sales charge were included. Current performance may be higher or lower than the performance shown. Investment returns and principal value will fluctuate so that when shares are redeemed, they may be worth more or less than their original cost. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of shares. Income is generally exempt from regular federal income taxes. Some income may be subject to state and local taxes and to the federal alternative minimum tax. Capital gains, if any, are subject to tax. For the most recent month-end performance visit www.nuveen.com or call (800) 257-8787.

Class A, C and R share returns are actual. Class B share returns are actual for the period since class inception; returns prior to class inception are Class R share returns adjusted for differences in sales charges and expenses, which are primarily differences in distribution and service fees. Class A shares have a 4.2% maximum sales charge. Class B shares have a contingent deferred sales charge (CDSC), also known as a back-end sales charge, that for redemptions begins at 5% and declines periodically until after 6 years when the charge becomes 0%. Class B shares automatically convert to Class A shares eight years after purchase. Class C shares have a 1% CDSC for redemptions within less than one year, which is not reflected in the one-year total return. Class R shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors.

                 Average Annual Total Returns as of 8/31/05
                 A Shares                           NAV  Offer
                 ---------------------------------------------
                 1-Year                           6.14%  1.65%
                 ---------------------------------------------
                 5-Year                           6.22%  5.31%
                 ---------------------------------------------
                 10-Year                          6.04%  5.59%
                 ---------------------------------------------
                 B Shares                      w/o CDSC w/CDSC
                 ---------------------------------------------
                 1-Year                           5.29%  1.29%
                 ---------------------------------------------
                 5-Year                           5.43%  5.27%
                 ---------------------------------------------
                 10-Year                          5.41%  5.41%
                 ---------------------------------------------
                 C Shares                           NAV
                 ---------------------------------------------
                 1-Year                           5.51%
                 ---------------------------------------------
                 5-Year                           5.64%
                 ---------------------------------------------
                 10-Year                          5.43%
                 ---------------------------------------------
                 R Shares                           NAV
                 ---------------------------------------------
                 1-Year                           6.45%
                 ---------------------------------------------
                 5-Year                           6.44%
                 ---------------------------------------------
                 10-Year                          6.26%
                 ---------------------------------------------
                 Tax-Free Yields
                 A Shares                           NAV  Offer
                 ---------------------------------------------
                 Dividend Yield/3/                4.18%  4.01%
                 ---------------------------------------------
                 SEC 30-Day Yield/4/              3.40%  3.26%
                 ---------------------------------------------
                 Taxable-Equivalent Yield/4,5/    5.07%  4.87%
                 ---------------------------------------------
                 B Shares                           NAV
                 ---------------------------------------------
                 Dividend Yield/3/                3.48%
                 ---------------------------------------------
                 SEC 30-Day Yield                 2.66%
                 ---------------------------------------------
                 Taxable-Equivalent Yield/5/      3.97%
                 ---------------------------------------------
                 C Shares                           NAV
                 ---------------------------------------------
                 Dividend Yield/3/                3.69%
                 ---------------------------------------------
                 SEC 30-Day Yield                 2.86%
                 ---------------------------------------------
                 Taxable-Equivalent Yield/5/      4.27%
                 ---------------------------------------------
                 R Shares                           NAV
                 ---------------------------------------------
                 Dividend Yield/3/                4.39%
                 ---------------------------------------------
                 SEC 30-Day Yield                 3.60%
                 ---------------------------------------------
                 Taxable-Equivalent Yield/5/      5.37%
                 ---------------------------------------------

                            Average Annual Total Returns as of 9/30/05
                            A Shares            NAV        Offer
                            ------------------------------------------
                            1-Year            4.76%        0.33%
                            ------------------------------------------
                            5-Year            6.22%        5.32%
                            ------------------------------------------
                            10-Year           5.90%        5.45%
                            ------------------------------------------
                            B Shares       w/o CDSC       w/CDSC
                            ------------------------------------------
                            1-Year            4.01%        0.01%
                            ------------------------------------------
                            5-Year            5.45%        5.29%
                            ------------------------------------------
                            10-Year           5.28%        5.28%
                            ------------------------------------------
                            C Shares            NAV
                            ------------------------------------------
                            1-Year            4.23%
                            ------------------------------------------
                            5-Year            5.66%
                            ------------------------------------------
                            10-Year           5.31%
                            ------------------------------------------
                            R Shares            NAV
                            ------------------------------------------
                            1-Year            4.97%
                            ------------------------------------------
                            5-Year            6.44%
                            ------------------------------------------
                            10-Year           6.12%
                            ------------------------------------------

           Portfolio Statistics
           Net Assets ($000)                                $365,997
           ---------------------------------------------------------
           Average Effective Maturity on Securities (Years)    15.73
           ---------------------------------------------------------
           Average Duration                                     5.46
           ---------------------------------------------------------

--------------------------------------------------------------------------------
1Paid September 1, 2005. This is the latest monthly tax-exempt dividend declared during the period ended August 31, 2005.
2Paid December 1, 2004. Ordinary income is subject to federal taxation. 3Dividend Yield is the most recent dividend per share (annualized) divided by the appropriate price per share. The SEC 30-Day Yield is a standardized measure of the current market yield on the Fund's portfolio and is based on the maximum offer price per share. The Dividend Yield also differs from the SEC 30-Day Yield because the Fund may be paying out more or less than it is earning and it may not include the effect of amortization of bond premium.
4The SEC 30-Day Yield and Taxable Equivalent Yield on A Shares at NAV applies only to A Shares purchased at no-load pursuant to the Fund's policy permitting waiver of the A Share load in certain specified circumstances.
5The taxable-equivalent yield represents the yield that must be earned on a fully taxable investment in order to equal the yield on the Nuveen Investments Fund on an after-tax basis at a specified tax rate. With respect to investments that generate qualified dividend income that is taxable at a maximum rate of 15%, the taxable-equivalent yield is lower. The taxable-equivalent yield is based on the Fund's SEC 30-Day Yield on the indicated date and a combined federal and state income tax rate of 33.0%.

                          Semiannual Report  Page 10

  Fund Spotlight as of 8/31/05               Nuveen New York Municipal Bond Fund

================================================================================


Bond Credit Quality/1/

                                    [CHART]

AAA/U.S. Guaranteed         55.5%
AA                          21.8%
A                            6.2%
BBB                         11.3%
BB or Lower                  1.8%
NR                           3.4%
Sectors/1/

                    Tax Obligation/Limited            21.2%
                    ---------------------------------------
                    U.S. Guaranteed                   15.2%
                    ---------------------------------------
                    Education and Civic Organizations 11.6%
                    ---------------------------------------
                    Healthcare                         9.6%
                    ---------------------------------------
                    Utilities                          9.3%
                    ---------------------------------------
                    Transportation                     6.9%
                    ---------------------------------------
                    Tax Obligation/General             6.6%
                    ---------------------------------------
                    Water and Sewer                    5.4%
                    ---------------------------------------
                    Housing/Multifamily                5.0%
                    ---------------------------------------
                    Other                              9.2%
                    ---------------------------------------

1As a percentage of total holdings as of August 31, 2005. Holdings are subject to change.

--------------------------------------------------------------------------------
Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including front and back end sales charges (loads) or redemption fees, where applicable; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees, where applicable; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example below is based on an investment of $1,000 invested at the beginning of the period and held for the period.

The information under "Actual Performance," together with the amount you invested, allows you to estimate actual expenses incurred over the reporting period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60) and multiply the result by the cost shown for your share class, in the row entitled "Expenses Incurred During Period" to estimate the expenses incurred on your account during this period.

The information under "Hypothetical Performance," provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expense you incurred for the period. You may use this information to compare the ongoing costs of investing in the Fund and other Funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front and back end sales charges (loads) or redemption fees, where applicable. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds or share classes. In addition, if these transactional costs were included, your costs would have been higher.

                                                                                 Hypothetical Performance
                                            Actual Performance            (5% annualized return before expenses)
                                  --------------------------------------- ---------------------------------------

                                   A Shares  B Shares  C Shares  R Shares  A Shares  B Shares  C Shares  R Shares
-----------------------------------------------------------------------------------------------------------------
Beginning Account Value (3/01/05) $1,000.00 $1,000.00 $1,000.00 $1,000.00 $1,000.00 $1,000.00 $1,000.00 $1,000.00
-----------------------------------------------------------------------------------------------------------------
Ending Account Value (8/31/05)    $1,031.90 $1,027.30 $1,028.40 $1,032.90 $1,021.02 $1,017.19 $1,018.25 $1,021.98
-----------------------------------------------------------------------------------------------------------------
Expenses Incurred During Period   $    4.25 $    8.12 $    7.06 $    3.28 $    4.23 $    8.08 $    7.02 $    3.26
-----------------------------------------------------------------------------------------------------------------

For each class of the Fund, expenses are equal to the Fund's annualized net expense ratio of .83%, 1.59%, 1.38% and .64% for Classes A, B, C and R, respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

                          Semiannual Report  Page 11

  Fund Spotlight as of 8/31/05       Nuveen New York Insured Municipal Bond Fund

================================================================================

      Quick Facts
                                       A Shares B Shares C Shares R Shares
      --------------------------------------------------------------------
      NAV                                $10.80   $10.82   $10.80   $10.83
      --------------------------------------------------------------------
      Latest Monthly Dividend/1/        $0.0355  $0.0285  $0.0305  $0.0370
      --------------------------------------------------------------------
      Latest Capital Gain and Ordinary
       Income Distribution/2/           $0.0861  $0.0861  $0.0861  $0.0861
      --------------------------------------------------------------------
      Inception Date                    9/07/94  2/11/97  9/14/94 12/22/86
      --------------------------------------------------------------------

Returns quoted represent past performance which is no guarantee of future results. Returns without sales charges would be lower if the sales charge were included. Current performance may be higher or lower than the performance shown. Investment returns and principal value will fluctuate so that when shares are redeemed, they may be worth more or less than their original cost. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of shares. Income is generally exempt from regular federal income taxes. Some income may be subject to state and local taxes and to the federal alternative minimum tax. Capital gains, if any, are subject to tax. For the most recent month-end performance visit www.nuveen.com or call (800) 257-8787.

Class A, C and R share returns are actual. Class B share returns are actual for the period since class inception; returns prior to class inception are Class R share returns adjusted for differences in sales charges and expenses, which are primarily differences in distribution and service fees. Class A shares have a 4.2% maximum sales charge. Class B shares have a contingent deferred sales charge (CDSC), also known as a back-end sales charge, that for redemptions begins at 5% and declines periodically until after 6 years when the charge becomes 0%. Class B shares automatically convert to Class A shares eight years after purchase. Class C shares have a 1% CDSC for redemptions within less than one year, which is not reflected in the one-year total return. Class R shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors.

                 Average Annual Total Returns as of 8/31/05
                 A Shares                           NAV  Offer
                 ---------------------------------------------
                 1-Year                           5.28%  0.88%
                 ---------------------------------------------
                 5-Year                           6.16%  5.25%
                 ---------------------------------------------
                 10-Year                          5.61%  5.16%
                 ---------------------------------------------
                 B Shares                      w/o CDSC w/CDSC
                 ---------------------------------------------
                 1-Year                           4.45%  0.45%
                 ---------------------------------------------
                 5-Year                           5.37%  5.20%
                 ---------------------------------------------
                 10-Year                          4.97%  4.97%
                 ---------------------------------------------
                 C Shares                           NAV
                 ---------------------------------------------
                 1-Year                           4.69%
                 ---------------------------------------------
                 5-Year                           5.59%
                 ---------------------------------------------
                 10-Year                          4.98%
                 ---------------------------------------------
                 R Shares                           NAV
                 ---------------------------------------------
                 1-Year                           5.44%
                 ---------------------------------------------
                 5-Year                           6.37%
                 ---------------------------------------------
                 10-Year                          5.82%
                 ---------------------------------------------
                 Tax-Free Yields
                 A Shares                           NAV  Offer
                 ---------------------------------------------
                 Dividend Yield/3/                3.94%  3.78%
                 ---------------------------------------------
                 SEC 30-Day Yield/4/              3.02%  2.89%
                 ---------------------------------------------
                 Taxable-Equivalent Yield/4,5/    4.51%  4.31%
                 ---------------------------------------------
                 B Shares                           NAV
                 ---------------------------------------------
                 Dividend Yield/3/                3.16%
                 ---------------------------------------------
                 SEC 30-Day Yield                 2.28%
                 ---------------------------------------------
                 Taxable-Equivalent Yield/5/      3.40%
                 ---------------------------------------------
                 C Shares                           NAV
                 ---------------------------------------------
                 Dividend Yield/3/                3.39%
                 ---------------------------------------------
                 SEC 30-Day Yield                 2.48%
                 ---------------------------------------------
                 Taxable-Equivalent Yield/5/      3.70%
                 ---------------------------------------------
                 R Shares                           NAV
                 ---------------------------------------------
                 Dividend Yield/3/                4.10%
                 ---------------------------------------------
                 SEC 30-Day Yield                 3.22%
                 ---------------------------------------------
                 Taxable-Equivalent Yield/5/      4.81%
                 ---------------------------------------------

                            Average Annual Total Returns as of 9/30/05
                            A Shares            NAV        Offer
                            ------------------------------------------
                            1-Year            3.61%       -0.71%
                            ------------------------------------------
                            5-Year            6.07%        5.16%
                            ------------------------------------------
                            10-Year           5.44%        4.99%
                            ------------------------------------------
                            B Shares       w/o CDSC       w/CDSC
                            ------------------------------------------
                            1-Year            2.80%       -1.15%
                            ------------------------------------------
                            5-Year            5.28%        5.11%
                            ------------------------------------------
                            10-Year           4.81%        4.81%
                            ------------------------------------------
                            C Shares            NAV
                            ------------------------------------------
                            1-Year            3.03%
                            ------------------------------------------
                            5-Year            5.50%
                            ------------------------------------------
                            10-Year           4.82%
                            ------------------------------------------
                            R Shares            NAV
                            ------------------------------------------
                            1-Year            3.87%
                            ------------------------------------------
                            5-Year            6.28%
                            ------------------------------------------
                            10-Year           5.65%
                            ------------------------------------------

           Portfolio Statistics
           Net Assets ($000)                                $363,781
           ---------------------------------------------------------
           Average Effective Maturity on Securities (Years)    16.53
           ---------------------------------------------------------
           Average Duration                                     5.73
           ---------------------------------------------------------

--------------------------------------------------------------------------------
1Paid September 1, 2005. This is the latest monthly tax-exempt dividend declared during the period ended August 31, 2005.
2Paid December 1, 2004. Capital gains and/or ordinary income are subject to federal taxation.
3Dividend Yield is the most recent dividend per share (annualized) divided by the appropriate price per share. The SEC 30-Day Yield is a standardized measure of the current market yield on the Fund's portfolio and is based on the maximum offer price per share. The Dividend Yield also differs from the SEC 30-Day Yield because the Fund may be paying out more or less than it is earning and it may not include the effect of amortization of bond premium.
4The SEC 30-Day Yield and Taxable Equivalent Yield on A Shares at NAV applies only to A Shares purchased at no-load pursuant to the Fund's policy permitting waiver of the A Share load in certain specified circumstances.
5The taxable-equivalent yield represents the yield that must be earned on a fully taxable investment in order to equal the yield on the Nuveen Investments Fund on an after-tax basis at a specified tax rate. With respect to investments that generate qualified dividend income that is taxable at a maximum rate of 15%, the taxable-equivalent yield is lower. The taxable-equivalent yield is based on the Fund's SEC 30-Day Yield on the indicated date and a combined federal and state income tax rate of 33.0%.

                          Semiannual Report  Page 12

  Fund Spotlight as of 8/31/05       Nuveen New York Insured Municipal Bond Fund

================================================================================


Bond Credit Quality/1/

                                    [CHART]

Insured              89.6%
U.S. Guaranteed       9.1%
AAA (uninsured)       1.3%

The Fund features a portfolio of primarily investment-grade, long-term municipal securities. These securities are covered by insurance, guaranteeing the timely payment of principal and interest, or by an escrow or trust account containing enough U.S. government or U.S. government agency securities to ensure timely payment of principal and interest.
Sectors/1/

                    Tax Obligation/Limited            23.1%
                    ---------------------------------------
                    Healthcare                        15.8%
                    ---------------------------------------
                    Tax Obligation/General            14.7%
                    ---------------------------------------
                    Transportation                    12.6%
                    ---------------------------------------
                    U.S. Guaranteed                    9.1%
                    ---------------------------------------
                    Education and Civic Organizations  7.9%
                    ---------------------------------------
                    Utilities                          5.6%
                    ---------------------------------------
                    Other                             11.2%
                    ---------------------------------------

1As a percentage of total holdings as of August 31, 2005. Holdings are subject to change.

--------------------------------------------------------------------------------
Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including front and back end sales charges (loads) or redemption fees, where applicable; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees, where applicable; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example below is based on an investment of $1,000 invested at the beginning of the period and held for the period.

The information under "Actual Performance," together with the amount you invested, allows you to estimate actual expenses incurred over the reporting period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60) and multiply the result by the cost shown for your share class, in the row entitled "Expenses Incurred During Period" to estimate the expenses incurred on your account during this period.

The information under "Hypothetical Performance," provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expense you incurred for the period. You may use this information to compare the ongoing costs of investing in the Fund and other Funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front and back end sales charges (loads) or redemption fees, where applicable. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds or share classes. In addition, if these transactional costs were included, your costs would have been higher.

                                                                                 Hypothetical Performance
                                            Actual Performance            (5% annualized return before expenses)
                                  --------------------------------------- ---------------------------------------

                                   A Shares  B Shares  C Shares  R Shares  A Shares  B Shares  C Shares  R Shares
-----------------------------------------------------------------------------------------------------------------
Beginning Account Value (3/01/05) $1,000.00 $1,000.00 $1,000.00 $1,000.00 $1,000.00 $1,000.00 $1,000.00 $1,000.00
-----------------------------------------------------------------------------------------------------------------
Ending Account Value (8/31/05)    $1,029.50 $1,025.50 $1,026.70 $1,030.30 $1,020.97 $1,017.19 $1,018.20 $1,021.98
-----------------------------------------------------------------------------------------------------------------
Expenses Incurred During Period   $    4.30 $    8.12 $    7.10 $    3.28 $    4.28 $    8.08 $    7.07 $    3.26
-----------------------------------------------------------------------------------------------------------------

For each class of the Fund, expenses are equal to the Fund's annualized net expense ratio of .84%, 1.59%, 1.39% and .64% for Classes A, B, C and R, respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

                          Semiannual Report  Page 13

Shareholder
               Meeting Report

The annual shareholder meeting was held on July 26, 2005, at The Northern Trust Bank, Chicago, Illinois.

--------------------------------------------------------------------------------

                                                                                         Nuveen
                                                        Nuveen     Nuveen     Nuveen   New York
                                                   Connecticut New Jersey   New York    Insured
                                                     Municipal  Municipal  Municipal  Municipal
                                                          Bond       Bond       Bond       Bond
                                                          Fund       Fund       Fund       Fund
-----------------------------------------------------------------------------------------------
To approve the new investment management agreement
  For                                               21,277,935 11,190,093 23,387,059 21,052,315
  Against                                              219,191    190,706    319,342    175,748
  Abstain                                              381,864    176,433    551,381    749,774
-----------------------------------------------------------------------------------------------
Total                                               21,878,990 11,557,232 24,257,782 21,977,837
-----------------------------------------------------------------------------------------------

       -----------------------------------------------------------------
                                                                  Nuveen
                                                              Multistate
       Approval of the Board Members was reached as follows:    Trust II
       -----------------------------------------------------------------
                      Robert P. Bremner
                        For                                  128,590,163
                        Withhold                               1,810,507
       -----------------------------------------------------------------
                      Total                                  130,400,670
       -----------------------------------------------------------------
                      Lawrence H. Brown
                        For                                  128,609,154
                        Withhold                               1,791,516
       -----------------------------------------------------------------
                      Total                                  130,400,670
       -----------------------------------------------------------------
                      Jack B. Evans
                        For                                  128,619,020
                        Withhold                               1,781,650
       -----------------------------------------------------------------
                      Total                                  130,400,670
       -----------------------------------------------------------------
                      William C. Hunter
                        For                                  128,649,278
                        Withhold                               1,751,392
       -----------------------------------------------------------------
                      Total                                  130,400,670
       -----------------------------------------------------------------
                      David J. Kundert
                        For                                  128,561,208
                        Withhold                               1,839,462
       -----------------------------------------------------------------
                      Total                                  130,400,670
       -----------------------------------------------------------------
                      William J. Schneider
                        For                                  128,579,817
                        Withhold                               1,820,853
       -----------------------------------------------------------------
                      Total                                  130,400,670
       -----------------------------------------------------------------
                      Timothy R. Schwertfeger
                        For                                  128,604,178
                        Withhold                               1,796,492
       -----------------------------------------------------------------
                      Total                                  130,400,670
       -----------------------------------------------------------------

----
14

       -----------------------------------------------------------------
                                                                  Nuveen
                                                              Multistate
       Approval of the Board Members was reached as follows:    Trust II
       -----------------------------------------------------------------
                        Judith M. Stockdale
                          For                                128,613,010
                          Withhold                             1,787,660
       -----------------------------------------------------------------
                        Total                                130,400,670
       -----------------------------------------------------------------
                        Eugene S. Sunshine
                          For                                128,626,733
                          Withhold                             1,773,937
       -----------------------------------------------------------------
                        Total                                130,400,670
       -----------------------------------------------------------------

----
15

Portfolio of Investments (Unaudited)
NUVEEN CONNECTICUT MUNICIPAL BOND FUND
August 31, 2005

   Principal                                                                Optional Call                   Market
Amount (000) Description                                                      Provisions* Ratings**          Value
------------------------------------------------------------------------------------------------------------------
             Consumer Staples - 1.7%

    $  4,730 Puerto Rico, The Children's Trust Fund, Tobacco Settlement    5/12 at 100.00       BBB $    4,885,381
              Asset-Backed Refunding Bonds, Series 2002, 5.375%, 5/15/33
------------------------------------------------------------------------------------------------------------------
             Education and Civic Organizations - 20.8%

         905 Connecticut Higher Education Supplemental Loan Authority,    11/11 at 100.00       Aaa        960,187
              Revenue Bonds, Family Education Loan Program, Series
              2001A, 5.250%, 11/15/18 (Alternative Minimum Tax) - MBIA
              Insured

       1,125 Connecticut Health and Educational Facilities Authority,      7/08 at 101.00        AA      1,156,005
              Revenue Bonds, Sacred Heart University, Series 1998E,
              5.000%, 7/01/28 - RAAI Insured

       1,490 Connecticut Health and Educational Facilities Authority,      7/08 at 101.00        AA      1,539,945
              Revenue Bonds, Canterbury School, Series 1998A, 5.000%,
              7/01/18 - RAAI Insured

       1,000 Connecticut Health and Educational Facilities Authority,      7/07 at 102.00       AAA      1,057,420
              Revenue Bonds, Suffield Academy, Series 1997A, 5.400%,
              7/01/27 - MBIA Insured

             Connecticut Health and Educational Facilities Authority,
             Revenue Bonds, Connecticut State University System, Series
             2005H:
       1,100  5.000%, 11/01/17 - FSA Insured                              11/15 at 100.00       AAA      1,219,702
       4,700  5.000%, 11/01/18 - FSA Insured                              11/15 at 100.00       AAA      5,190,492

             Connecticut Health and Educational Facilities Authority,
             Revenue Bonds, Fairfield University, Series 1999I:
         925  5.250%, 7/01/25 - MBIA Insured                               7/09 at 101.00       AAA        991,683
       2,755  5.500%, 7/01/29 - MBIA Insured                               7/09 at 101.00       AAA      2,982,260

       2,000 Connecticut Health and Educational Facilities Authority,      7/09 at 101.00       Aaa      2,175,400
              Revenue Bonds, Horace Bushnell Memorial Hall, Series
              1999A, 5.625%, 7/01/29 - MBIA Insured

       1,000 Connecticut Health and Educational Facilities Authority,        No Opt. Call       AAA      1,111,330
              Revenue Bonds, Connecticut State University System, Series
              2003F, 5.000%, 11/01/13 - FSA Insured

         650 Connecticut Health and Educational Facilities Authority,      1/15 at 100.00       Aaa        716,417
              Revenue Bonds, Kent School, Series 2004D, 5.000%, 7/01/16
              - MBIA Insured

         750 Connecticut Health and Educational Facilities Authority,      7/10 at 101.00       AAA        832,860
              Revenue Bonds, Connecticut College, Series 2000D, 5.750%,
              7/01/30 - MBIA Insured

       2,250 Connecticut Health and Educational Facilities Authority,      7/11 at 101.00       AAA      2,378,363
              Revenue Bonds, Trinity College, Series 2001G, 5.000%,
              7/01/31 - AMBAC Insured

             Connecticut Health and Educational Facilities Authority,
             Revenue Bonds, Loomis Chaffee School, Series 2001D:
       1,000  5.500%, 7/01/23                                              7/11 at 101.00        A2      1,092,600
         500  5.250%, 7/01/31                                              7/11 at 101.00        A2        535,765

         650 Connecticut Health and Educational Facilities Authority,      4/14 at 100.00       AAA        712,888
              Revenue Bonds, Trinity College, Series 2004H, 5.000%,
              7/01/17 - MBIA Insured

         925 Connecticut Health and Educational Facilities Authority,      3/11 at 101.00       AAA        974,506
              Revenue Bonds, Greenwich Academy, Series 2001B, 5.000%,
              3/01/32 - FSA Insured

         900 Connecticut Health and Educational Facilities Authority,      7/11 at 101.00        A2        971,199
              Revenue Bonds, Loomis Chaffee School, Series 2001E,
              5.250%, 7/01/21

             Connecticut Health and Educational Facilities Authority,
             Revenue Bonds, University of Hartford, Series 2002E:
       1,000  5.500%, 7/01/22 - RAAI Insured                               7/12 at 101.00        AA      1,110,100
       6,000  5.250%, 7/01/32 - RAAI Insured                               7/12 at 101.00        AA      6,384,420

       4,500 Connecticut Health and Educational Facilities Authority,      7/09 at 100.00       AAA      4,748,400
              Revenue Bonds, Yale University, Series 2002W, 5.125%,
              7/01/27

       1,540 Connecticut Health and Educational Facilities Authority,      7/13 at 100.00       AAA      1,635,696
              Revenue Bonds, Brunswick School, Series 2003B, 5.000%,
              7/01/33 - MBIA Insured

       2,160 University of Connecticut, Special Obligation Student Fee     5/12 at 100.00       AA-      2,372,566
              Revenue Bonds, Series 2002A, 5.250%, 5/15/18

----
16

   Principal                                                                Optional Call                   Market
Amount (000) Description                                                      Provisions* Ratings**          Value
------------------------------------------------------------------------------------------------------------------
             Education and Civic Organizations (continued)

    $  3,120 University of Connecticut, Student Fee Revenue Refunding     11/12 at 101.00       AAA $    3,447,194
              Bonds, Series 2002A, 5.250%, 11/15/20 - FGIC Insured

       1,500 University of Connecticut, General Obligation Bonds, Series   4/11 at 101.00        AA      1,639,605
              2001A, 5.250%, 4/01/20

       1,000 University of Connecticut, General Obligation Bonds, Series   4/12 at 100.00        AA      1,105,340
              2002A, 5.375%, 4/01/19

             University of Connecticut, General Obligation Bonds, Series
             2004A:
       7,000  5.000%, 1/15/13 - MBIA Insured                                 No Opt. Call       AAA      7,740,530
       1,435  5.000%, 1/15/16 - MBIA Insured                               1/14 at 100.00       AAA      1,579,591

       2,670 University of Connecticut, General Obligation Bonds, Series   2/15 at 100.00       AAA      2,954,889
              2005A, 5.000%, 2/15/17 - FSA Insured
------------------------------------------------------------------------------------------------------------------
             Healthcare - 7.0%

       2,000 Connecticut Health and Educational Facilities Authority,      1/06 at 100.00       AAA      2,056,320
              Revenue Bonds, Bridgeport Hospital Issue, Series 1992A,
              6.625%, 7/01/18 - MBIA Insured

         800 Connecticut Health and Educational Facilities Authority,      1/06 at 101.00       AAA        809,856
              Revenue Bonds, New Britain General Hospital Issue, Series
              1994B, 6.000%, 7/01/24 - AMBAC Insured

       1,000 Connecticut Health and Educational Facilities Authority,      7/09 at 101.00       Aaa      1,064,860
              Revenue Bonds, Stamford Hospital, Series 1999G, 5.000%,
              7/01/18 - MBIA Insured

             Connecticut Health and Educational Facilities Authority,
             Revenue Bonds, Hospital for Special Care, Series 1997B:
       1,000  5.375%, 7/01/17                                              7/07 at 102.00       Ba1      1,002,150
       3,500  5.500%, 7/01/27                                              7/07 at 102.00       Ba1      3,468,990

       1,550 Connecticut Health and Educational Facilities Authority,      7/06 at 102.00       AAA      1,613,317
              Revenue Bonds, Greenwich Hospital, Series 1996A, 5.800%,
              7/01/26 - MBIA Insured

             Connecticut Health and Educational Facilities Authority,
             Revenue Bonds, Danbury Hospital, Series 1999G:
         500  5.700%, 7/01/22 - AMBAC Insured                              7/09 at 101.00       AAA        545,940
       1,000  5.625%, 7/01/25 - AMBAC Insured                              7/09 at 101.00       AAA      1,083,940

       1,500 Connecticut Health and Educational Facilities Authority,     11/09 at 101.00       AAA      1,647,510
              Revenue Bonds, Catholic Health East, Series 1999F, 5.750%,
              11/15/29 - MBIA Insured

       2,725 Connecticut Health and Educational Facilities Authority,      7/09 at 101.00        AA      2,942,918
              Revenue Bonds, Waterbury Hospital, Series 1999C, 5.750%,
              7/01/20 - RAAI Insured

       2,000 Connecticut Health and Educational Facilities Authority,      7/10 at 101.00        AA      2,214,300
              Revenue Bonds, Eastern Connecticut Health Network, Series
              2000A, 6.000%, 7/01/25 - RAAI Insured

       2,000 Connecticut Health and Educational Facilities Authority,      7/12 at 101.00        AA      2,169,860
              Revenue Bonds, Bristol Hospital, Series 2002B, 5.500%,
              7/01/32 - RAAI Insured
------------------------------------------------------------------------------------------------------------------
             Housing/Multifamily - 1.9%

       1,890 Bridgeport Housing Authority, Connecticut, Multifamily       12/09 at 102.00       N/R      2,005,536
              Housing Revenue Bonds, Stratfield Apartments, Series 1999,
              7.250%, 12/01/24 (Alternative Minimum Tax)

       2,000 Connecticut Housing Finance Authority, Housing Mortgage      12/09 at 100.00       AAA      2,098,960
              Finance Program Bonds, Series 1999D-2, 6.200%, 11/15/41
              (Alternative Minimum Tax)

       1,420 New Britain Senior Citizens Housing Development               1/06 at 100.00       AAA      1,436,358
              Corporation, Connecticut, FHA-Insured Section 8 Assisted
              Mortgage Revenue Refunding Bonds, Nathan Hale Apartments,
              Series 1992A, 6.875%, 7/01/24
------------------------------------------------------------------------------------------------------------------
             Housing/Single Family - 0.6%

       1,595 Connecticut Housing Finance Authority, Housing Mortgage      11/10 at 100.00       AAA      1,643,297
              Finance Program Bonds, Series 2001C, 5.300%, 11/15/33
              (Alternative Minimum Tax)
------------------------------------------------------------------------------------------------------------------
             Industrials - 2.2%

       5,250 Connecticut Resource Recovery Authority, Revenue Bonds,      11/05 at 100.50      Baa2      5,349,225
              American Ref-Fuel Company of Southeastern Connecticut LP,
              Series 1992A, 6.450%, 11/15/22 (Alternative Minimum Tax)

       1,000 Connecticut Resource Recovery Authority, Revenue Bonds,      12/11 at 102.00      Baa2      1,038,860
              American Ref-Fuel Company of Southeastern Connecticut LP,
              Series 1998A-II, 5.500%, 11/15/15 (Alternative Minimum Tax)

----
17

Portfolio of Investments (Unaudited)
NUVEEN CONNECTICUT MUNICIPAL BOND FUND (continued)
August 31, 2005

   Principal                                                                Optional Call                   Market
Amount (000) Description                                                      Provisions* Ratings**          Value
------------------------------------------------------------------------------------------------------------------
             Long-Term Care - 5.8%

    $    500 Connecticut Housing Finance Authority, Group Home Mortgage    6/10 at 102.00       AAA $      534,505
              Finance Program Special Obligation Bonds, Series 2000GH-5,
              5.850%, 6/15/30 - AMBAC Insured

       1,000 Connecticut Health and Educational Facilities Authority,      8/08 at 102.00       AAA      1,045,960
              FHA-Insured Mortgage Revenue Bonds, Hebrew Home and
              Hospital, Series 1999B, 5.200%, 8/01/38

             Connecticut Development Authority, First Mortgage Gross
             Revenue Refunding Healthcare Bonds, Church Homes Inc. -
             Congregational Avery Heights, Series 1997:
       1,700  5.700%, 4/01/12                                              4/07 at 102.00      BBB-      1,764,583
       2,560  5.800%, 4/01/21                                              4/07 at 102.00      BBB-      2,633,830

       1,875 Connecticut Development Authority, First Mortgage Gross      12/06 at 103.00      BBB+      1,944,300
              Revenue Refunding Healthcare Bonds, Elim Park Baptist Home
              Inc., Series 1998A, 5.375%, 12/01/18

             Connecticut Development Authority, First Mortgage Gross
             Revenue Refunding Healthcare Bonds, Connecticut Baptist
             Homes Inc., Series 1999:
       1,000  5.500%, 9/01/15 - RAAI Insured                               9/09 at 102.00        AA      1,080,320
         500  5.625%, 9/01/22 - RAAI Insured                               9/09 at 102.00        AA        543,435

       1,000 Connecticut Development Authority, First Mortgage Gross      12/09 at 102.00       N/R      1,095,400
              Revenue Refunding Healthcare Bonds, Mary Wade Home Inc.,
              Series 1999A, 6.375%, 12/01/18

             Connecticut Development Authority, Revenue Refunding Bonds,
             Duncaster Inc., Series 1999A:
       2,200  5.250%, 8/01/19 - RAAI Insured                               2/10 at 102.00        AA      2,337,588
       3,910  5.375%, 8/01/24 - RAAI Insured                               2/10 at 102.00        AA      4,171,540
------------------------------------------------------------------------------------------------------------------
             Materials - 0.4%

       1,000 Sprague, Connecticut, Environmental Improvement Revenue      10/07 at 102.00       BBB      1,033,160
              Bonds, International Paper Company, Series 1997A, 5.700%,
              10/01/21 (Alternative Minimum Tax)
------------------------------------------------------------------------------------------------------------------
             Tax Obligation/General - 17.3%

       2,800 Bridgeport, Connecticut, General Obligation Bonds, Series     3/07 at 101.00       AAA      2,913,372
              1997A, 5.250%, 3/01/17 - AMBAC Insured

       1,500 Bridgeport, Connecticut, General Obligation Refunding         8/12 at 100.00       Aaa      1,665,930
              Bonds, Series 2002A, 5.375%, 8/15/19 - FGIC Insured

       1,440 Bridgeport, Connecticut, General Obligation Bonds, Series     9/13 at 100.00       AAA      1,600,301
              2003A, 5.250%, 9/15/22 - FSA Insured

         325 Canterbury, Connecticut, General Obligation Bonds, Series       No Opt. Call        A3        368,128
              1989, 7.200%, 5/01/09

         395 Colchester, Connecticut, General Obligation Bonds, Series     6/11 at 102.00       Aaa        443,423
              2001, 5.500%, 6/15/14 - FGIC Insured

       5,000 Connecticut, General Obligation Residual Certificates,          No Opt. Call       Aa2      7,214,250
              Series 514, 11.040%, 12/15/13 (IF)

       1,000 Connecticut, General Obligation Bonds, Series 2002D,         11/12 at 100.00        AA      1,107,710
              5.375%, 11/15/21

       1,000 Connecticut, General Obligation Bonds, Series 2001D,         11/11 at 100.00        AA      1,074,880
              5.000%, 11/15/20

       3,330 Connecticut, General Obligation Bonds, Series 2004C,          4/14 at 100.00       AAA      3,598,698
              5.000%, 4/01/23 - FGIC Insured

       1,090 Connecticut, General Obligation Bonds, Series 2004D,            No Opt. Call       AAA      1,211,175
              5.000%, 12/01/13 - MBIA Insured

       1,015 East Lyme, Connecticut, General Obligation Bonds, Series      7/11 at 102.00       Aaa      1,112,673
              2001, 5.000%, 7/15/16 - FGIC Insured

         200 Glastonbury, Connecticut, General Obligation Bonds, Series      No Opt. Call       Aa1        208,092
              1988, 7.200%, 8/15/06

             Hartford, Connecticut, General Obligation Bonds, Series
             2005A:
       1,195  5.000%, 8/01/20 - FSA Insured                                8/15 at 100.00       AAA      1,308,907
         595  5.000%, 8/01/21 - FSA Insured                                8/15 at 100.00       AAA        649,663
       1,210  4.375%, 8/01/24 - FSA Insured                                8/15 at 100.00       AAA      1,231,417

       1,300 Hartford, Connecticut, General Obligation Bonds, Series         No Opt. Call       AAA      1,461,902
              2005C, 5.000%, 9/01/17 - MBIA Insured

         340 Middletown, Connecticut, General Obligation Bonds, Series       No Opt. Call        AA        348,463
              1990, 6.900%, 4/15/06

       1,630 New Haven, Connecticut, General Obligation Bonds, Series     11/10 at 101.00       AAA      1,751,794
              2001A, 5.000%, 11/01/20 - FGIC Insured

             New London, Connecticut, General Obligation Bonds, Series
             1988:
         120  7.300%, 12/01/05                                               No Opt. Call        A+        121,320
         100  7.300%, 12/01/07                                               No Opt. Call        A+        109,174

       1,000 Newtown, Connecticut, General Obligation Bonds, Series          No Opt. Call       Aa2      1,039,680
              2004, 4.000%, 6/15/11

         975 Northern Mariana Islands, General Obligation Bonds, Series    6/10 at 100.00         A      1,041,787
              2000A, 6.000%, 6/01/20 - ACA Insured

----
18

   Principal                                                                Optional Call                   Market
Amount (000) Description                                                      Provisions* Ratings**          Value
------------------------------------------------------------------------------------------------------------------
             Tax Obligation/General (continued)

             Old Saybrook, Connecticut, General Obligation Bonds, Series
             1989:
    $    160  7.400%, 5/01/08                                                No Opt. Call       Aa3 $      177,408
         160  7.400%, 5/01/09                                                No Opt. Call       Aa3        182,792

             Old Saybrook, Connecticut, General Obligation Bonds, Series
             1991:
         275  6.500%, 2/15/10 - AMBAC Insured                                No Opt. Call       AAA        313,233
         270  6.500%, 2/15/11 - AMBAC Insured                                No Opt. Call       AAA        314,391

             Regional School District 16, Beacon Falls and Prospect,
             Connecticut, General Obligation Bonds, Series 2000:
         650  5.500%, 3/15/18 - FSA Insured                                3/10 at 101.00       Aaa        714,116
         650  5.625%, 3/15/19 - FSA Insured                                3/10 at 101.00       Aaa        717,509
         650  5.700%, 3/15/20 - FSA Insured                                3/10 at 101.00       Aaa        718,822

       1,460 Regional School District 8, Andover, Hebron and               5/11 at 101.00       Aaa      1,573,603
              Marlborough, Connecticut, General Obligation Bonds, Series
              2002, 5.000%, 5/01/21 - FSA Insured

         420 Regional School District 15, Connecticut, General             8/10 at 101.00       Aaa        450,379
              Obligation Bonds, Series 2002, 5.000%, 8/15/22 - FSA
              Insured

       2,050 Stratford, Connecticut, General Obligation Bonds, Series      2/12 at 100.00       AAA      2,091,492
              2002, 4.000%, 2/15/16 - FSA Insured

       3,700 Puerto Rico, Public Improvement Bonds, TICS/TOCS, Series        No Opt. Call       AAA      5,468,674
              2001, 8.286%, 7/01/19 (IF) - FSA Insured

       3,000 Waterbury, Connecticut, General Obligation Bonds, Series        No Opt. Call       AAA      3,303,660
              2004B, 5.000%, 4/01/13 - FSA Insured

             Watertown, Connecticut, General Obligation Bonds, Series
             2005:
       1,055  5.000%, 8/01/14 - MBIA Insured                                 No Opt. Call       Aaa      1,170,333
       1,060  5.000%, 8/01/15 - MBIA Insured                                 No Opt. Call       Aaa      1,179,261

             Winchester, Connecticut, General Obligation Bonds, Series
             1990:
         140  6.750%, 4/15/06                                                No Opt. Call        A2        143,297
         140  6.750%, 4/15/07                                                No Opt. Call        A2        148,250
         140  6.750%, 4/15/08                                                No Opt. Call        A2        152,816
         140  6.750%, 4/15/09                                                No Opt. Call        A2        157,119
         140  6.750%, 4/15/10                                                No Opt. Call        A2        161,048
------------------------------------------------------------------------------------------------------------------
             Tax Obligation/Limited - 12.9%

             Connecticut Health and Educational Facilities Authority,
             Revenue Bonds, Nursing Home Program - St. Camillus Health
             Center, Series 1994:
       2,000  6.250%, 11/01/18                                            11/05 at 101.00        AA      2,043,860
       3,695  6.250%, 11/01/18 - AMBAC Insured                            11/05 at 101.00       AAA      3,778,544

         825 Connecticut Health and Educational Facilities Authority,      7/08 at 102.00       AAA        856,663
              Revenue Bonds, Child Care Facilities Program,
              Series 1998A, 5.000%, 7/01/28 - AMBAC Insured

       5,000 Connecticut Health and Educational Facilities Authority,     11/05 at 101.00       AAA      5,113,100
              Revenue Bonds, Nursing Home Program - St. Joseph's Manor,
              Series 1994, 6.250%, 11/01/16 - AMBAC Insured

       3,000 Connecticut Health and Educational Facilities Authority,     11/05 at 101.00       AAA      3,067,860
              Revenue Bonds, Nursing Home Program - Jewish Home for the
              Elderly, Series 1994, 6.250%, 11/01/20 - AMBAC Insured

       2,895 Connecticut Health and Educational Facilities Authority,      7/08 at 105.00         A      3,189,306
              Revenue Bonds, New Opportunities for Waterbury Inc.,
              Series 1998A, 6.750%, 7/01/28

       4,365 Connecticut Health and Educational Facilities Authority,     11/06 at 102.00        AA      4,578,710
              Revenue Bonds, Nursing Home Program - 3030 Park Fairfield
              Health Center, Series 1996, 6.250%, 11/01/21

       4,000 Connecticut, Special Tax Obligation Transportation           12/12 at 100.00       AAA      4,335,760
              Infrastructure Purpose Bonds, Series 2002B, 5.000%,
              12/01/20 - AMBAC Insured

       1,000 Connecticut, Special Tax Obligation Transportation            1/14 at 100.00       AAA      1,076,460
              Infrastructure Purpose Bonds, Series 2003B, 5.000%,
              1/01/23 - FGIC Insured

       1,150 Connecticut, Special Tax Obligation Transportation              No Opt. Call       AA-      1,315,347
              Infrastructure Purpose Bonds, Series 1992B, 6.125%, 9/01/12

       1,870 Connecticut, Special Obligation Rate Reduction Bonds,           No Opt. Call       AAA      2,043,050
              Series 2004A, 5.000%, 6/30/11

----
19

Portfolio of Investments (Unaudited)
NUVEEN CONNECTICUT MUNICIPAL BOND FUND (continued)
August 31, 2005

   Principal                                                                Optional Call                   Market
Amount (000) Description                                                      Provisions* Ratings**          Value
------------------------------------------------------------------------------------------------------------------
             Tax Obligation/Limited (continued)

             Connecticut, Certificates of Participation, Juvenile
             Training School, Series 2001:
    $  1,275  5.000%, 12/15/20                                            12/11 at 101.00       AA- $    1,362,108
       1,000  5.000%, 12/15/30                                            12/11 at 101.00       AA-      1,055,180

       1,000 Puerto Rico Highway and Transportation Authority, Highway     7/10 at 101.00       AAA      1,120,690
              Revenue Bonds, Series 2000B, 5.750%, 7/01/19 - MBIA Insured

       2,000 Virgin Islands Public Finance Authority, Gross Receipts      10/10 at 101.00       BBB      2,266,900
              Taxes Loan Note, Series 1999A, 6.500%, 10/01/24

         725 Woodstock, Connecticut, Special Obligation Bonds, Woodstock   9/05 at 100.00       AAA        727,414
              Academy, Series 1990, 6.900%, 3/01/06 - AMBAC Insured
------------------------------------------------------------------------------------------------------------------
             Transportation - 1.3%

       2,100 Connecticut, General Airport Revenue Bonds, Bradley           4/11 at 101.00       AAA      2,196,264
              International Airport, Series 2001A, 5.125%, 10/01/26
              (Alternative Minimum Tax) - FGIC Insured

       1,360 New Haven, Connecticut, Revenue Refunding Bonds, Air Rights     No Opt. Call       AAA      1,551,638
              Parking Facility, Series 2002, 5.375%, 12/01/14 - AMBAC
              Insured

         250 Puerto Rico Ports Authority, Special Facilities Revenue       6/06 at 102.00       CCC        196,760
              Bonds, American Airlines Inc., Series 1996A, 6.250%,
              6/01/26 (Alternative Minimum Tax)
------------------------------------------------------------------------------------------------------------------
             U.S. Guaranteed *** - 14.3%

       1,000 Bridgeport, Connecticut, General Obligation Bonds, Series     7/10 at 101.00       AAA      1,136,000
              2000A, 6.000%, 7/15/19 (Pre-refunded to 7/15/10) - FGIC
              Insured

             Cheshire, Connecticut, General Obligation Bonds, Series
             1999:
         660  5.625%, 10/15/18 (Pre-refunded to 10/15/09)                 10/09 at 101.00    Aa3***        730,409
         660  5.625%, 10/15/19 (Pre-refunded to 10/15/09)                 10/09 at 101.00    Aa3***        730,409

       1,870 Puerto Rico, The Children's Trust Fund, Tobacco Settlement    7/10 at 100.00       AAA      1,987,249
              Asset-Backed Bonds, Series 2000, 5.750%, 7/01/20
              (Pre-refunded to 7/01/10)

             Connecticut, General Obligation Bonds, Series 2002B:
       1,000  5.500%, 6/15/19 (Pre-refunded to 6/15/12)                    6/12 at 100.00     AA***      1,128,690
       2,000  5.500%, 6/15/21 (Pre-refunded to 6/15/12)                    6/12 at 100.00     AA***      2,257,380

       2,500 Connecticut, General Obligation Bonds, Series 2002A,          4/12 at 100.00     AA***      2,797,225
              5.375%, 4/15/19 (Pre-refunded to 4/15/12)

       1,250 Connecticut Health and Educational Facilities Authority,      1/06 at 100.00       AAA      1,567,300
              Revenue Bonds, Lutheran General Healthcare System -
              Parkside Lodges Projects, Series 1989, 7.375%, 7/01/19

             Connecticut Health and Educational Facilities Authority,
             Revenue Bonds, Connecticut State University System, Series
             1999C:
       1,155  5.500%, 11/01/17 (Pre-refunded to 11/01/09) - FSA Insured   11/09 at 101.00       AAA      1,273,538
       1,155  5.500%, 11/01/18 (Pre-refunded to 11/01/09) - FSA Insured   11/09 at 101.00       AAA      1,273,538
       1,155  5.500%, 11/01/19 (Pre-refunded to 11/01/09) - FSA Insured   11/09 at 101.00       AAA      1,273,538

             Connecticut, Special Tax Obligation Transportation
             Infrastructure Purpose Bonds, Series 2002A:
       1,500  5.375%, 7/01/18 (Pre-refunded to 7/01/12) - FSA Insured      7/12 at 100.00       AAA      1,682,610
       1,780  5.375%, 7/01/19 (Pre-refunded to 7/01/12) - FSA Insured      7/12 at 100.00       AAA      1,996,697

       1,000 Hartford, Connecticut, Parking System Revenue Bonds, Series   7/10 at 100.00   Baa2***      1,142,070
              2000A, 6.500%, 7/01/25 (Pre-refunded to 7/01/10)

         500 New Haven, Connecticut, General Obligation Bonds, Series      2/08 at 101.00       AAA        524,935
              1999, 4.700%, 2/01/15 (Pre-refunded to 2/01/08) - FGIC
              Insured

             Puerto Rico Infrastructure Financing Authority, Special
             Obligation Bonds, Series 2000A:
       2,540  5.500%, 10/01/32                                            10/10 at 101.00       AAA      2,802,763
       4,500  5.500%, 10/01/40                                            10/10 at 101.00       AAA      4,954,455

       2,105 Stamford, Connecticut, General Obligation Bonds, Series       8/12 at 100.00       AAA      2,318,889
              2002, 5.000%, 8/15/15 (Pre-refunded to 8/15/12)

         500 University of Connecticut, Special Obligation Student Fee    11/10 at 101.00       AAA        563,750
              Revenue Bonds, Series 2000A, 5.750%, 11/15/29
              (Pre-refunded to 11/15/10) - FGIC Insured

----
20

   Principal                                                                Optional Call                   Market
Amount (000) Description                                                      Provisions* Ratings**          Value
------------------------------------------------------------------------------------------------------------------
             U.S. Guaranteed *** (continued)

    $    135 University of Connecticut, General Obligation Bonds, Series   3/10 at 101.00       AAA $      149,800
              2000A, 5.550%, 3/01/18 (Pre-refunded to 3/01/10) - FGIC
              Insured
             University of Connecticut, General Obligation Bonds, Series
             2002A:
       3,065  5.375%, 4/01/17 (Pre-refunded to 4/01/12)                    4/12 at 100.00     AA***      3,427,896
       1,000  5.375%, 4/01/18 (Pre-refunded to 4/01/12)                    4/12 at 100.00     AA***      1,118,400
             Waterbury, Connecticut, General Obligation Bonds, Series
             2002A:
       1,500  5.375%, 4/01/16 (Pre-refunded to 4/01/12) - FSA Insured      4/12 at 100.00       AAA      1,677,600
       1,090  5.375%, 4/01/17 (Pre-refunded to 4/01/12) - FSA Insured      4/12 at 100.00       AAA      1,219,056
             Waterbury, Connecticut, General Obligation Tax Revenue
             Intercept Bonds, Series 2000:
         910  6.000%, 2/01/18 (Pre-refunded to 2/01/09) - RAAI Insured     2/09 at 101.00     AA***      1,006,160
       1,025  6.000%, 2/01/20 (Pre-refunded to 2/01/09) - RAAI Insured     2/09 at 101.00     AA***      1,133,312
------------------------------------------------------------------------------------------------------------------
             Utilities - 6.6%
       3,800 Bristol Resource Recovery Facility Operating Committee,         No Opt. Call       AAA      4,169,018
              Connecticut, Solid Waste Revenue Bonds, Covanta Bristol
              Inc., Series 2005, 5.000%, 7/01/12 - AMBAC Insured
       2,025 Connecticut Development Authority, Pollution Control         10/08 at 102.00      Baa1      2,201,823
              Revenue Refunding Bonds, Connecticut Light and Power
              Company, Series 1993A, 5.850%, 9/01/28
             Eastern Connecticut Resource Recovery Authority, Solid
             Waste Revenue Bonds, Wheelabrator Lisbon Project, Series
             1993A:
         240  5.250%, 1/01/06 (Alternative Minimum Tax)                      No Opt. Call       BBB        240,355
       1,370  5.500%, 1/01/14 (Alternative Minimum Tax)                    1/06 at 100.00       BBB      1,385,207
       2,415  5.500%, 1/01/20 (Alternative Minimum Tax)                    1/06 at 100.00       BBB      2,419,830
             Guam Power Authority, Revenue Bonds, Series 1999A:
       2,280  5.125%, 10/01/29 - MBIA Insured                             10/09 at 101.00       AAA      2,437,753
       1,000  5.125%, 10/01/29 - AMBAC Insured                            10/09 at 101.00       AAA      1,069,190

       4,000 Puerto Rico Electric Power Authority, Power Revenue Bonds,      No Opt. Call       AAA      5,314,680
              TICS, Series 2002-1, 6.660%, 7/01/20 (IF) - MBIA Insured
------------------------------------------------------------------------------------------------------------------
             Water and Sewer - 5.8%
       1,550 Connecticut, State Revolving Fund General Revenue Bonds,     10/13 at 100.00       AAA      1,700,970
              Series 2003A, 5.000%, 10/01/16
       1,750 Connecticut Development Authority, Water Facilities Revenue   4/07 at 102.00         A      1,836,678
              Bonds, Bridgeport Hydraulic Company, Series 1995, 6.150%,
              4/01/35 (Alternative Minimum Tax)
             Greater New Haven Water Pollution Control Authority,
             Connecticut, Regional Wastewater System Revenue Bonds,
             Series 2005A:
       1,685  5.000%, 11/15/17 - MBIA Insured                             11/15 at 100.00       AAA      1,865,918
       1,440  5.000%, 11/15/30 - MBIA Insured                             11/15 at 100.00       AAA      1,551,470
       1,920  5.000%, 11/15/35 - MBIA Insured                             11/15 at 100.00       AAA      2,061,984
             South Central Connecticut Regional Water Authority, Water
             System Revenue Bonds, Eighteenth Series 2003A:
       3,000  5.000%, 8/01/20 - MBIA Insured                               8/13 at 100.00       AAA      3,261,360
       3,955  5.000%, 8/01/33 - MBIA Insured                               8/13 at 100.00       AAA      4,211,324
         500 Stamford, Connecticut, Water Pollution Control System and    11/13 at 100.00       AA+        530,160
              Facility Revenue Bonds, Series 2003A, 5.000%, 11/15/32
------------------------------------------------------------------------------------------------------------------
    $265,070 Total Long-Term Investments (cost $271,828,414) - 98.6%                                   289,307,497
------------------------------------------------------------------------------------------------------------------
------------
             Other Assets Less Liabilities - 1.4%                                                        4,078,174
             ----------------------------------------------------------------------------------------------------
             Net Assets - 100%                                                                      $  293,385,671
             ----------------------------------------------------------------------------------------------------

           * Optional Call Provisions: Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates.
           ** Ratings: Using the higher of Standard & Poor's or Moody's rating. ***Securities are backed by an escrow or trust containing sufficient
              U.S. Government or U.S. Government agency securities which ensures the timely payment of principal and interest. Such securities are normally considered to be equivalent to AAA rated securities.
           N/RInvestment is not rated.
          (IF)Inverse floating rate security.

                                See accompanying notes to financial statements.

----
21

Portfolio of Investments (Unaudited)
NUVEEN NEW JERSEY MUNICIPAL BOND FUND
August 31, 2005


   Principal                                                                Optional Call                   Market
Amount (000) Description                                                      Provisions* Ratings**          Value
------------------------------------------------------------------------------------------------------------------
             Consumer Discretionary - 0.2%

             Middlesex County Improvement Authority, New Jersey, Senior
             Revenue Bonds, Heldrich Center Hotel/Conference Center
             Project, Series 2005A:
    $    140  5.000%, 1/01/32                                              1/15 at 100.00      Baa3 $      140,769
         140  5.125%, 1/01/37                                              1/15 at 100.00      Baa3        141,282
------------------------------------------------------------------------------------------------------------------
             Consumer Staples - 4.3%

             Tobacco Settlement Financing Corporation, New Jersey,
             Tobacco Settlement Asset-Backed Bonds, Series 2002:
       4,630  5.750%, 6/01/32                                              6/12 at 100.00       BBB      4,843,999
       1,000  6.000%, 6/01/37                                              6/12 at 100.00       BBB      1,076,460

             Tobacco Settlement Financing Corporation, New Jersey,
             Tobacco Settlement Asset-Backed Bonds, Series 2003:
         710  6.125%, 6/01/24                                              6/13 at 100.00       BBB        792,843
         750  6.375%, 6/01/32                                              6/13 at 100.00       BBB        856,103
------------------------------------------------------------------------------------------------------------------
             Education and Civic Organizations - 10.4%

       2,500 Bergen County Improvement Authority, New Jersey, Revenue      9/12 at 101.00       N/R      2,660,775
              Bonds, Yeshiva Ktana of Passaic Project, Series 2002,
              6.000%, 9/15/27

       1,000 New Brunswick Housing Authority, New Jersey, Lease Revenue    1/09 at 101.00       AAA      1,042,860
              Refunding Bonds, Rutgers University, Series 1998,
              4.750%, 7/01/18 - FGIC Insured

         375 New Jersey Economic Development Authority, Revenue Bonds,     6/15 at 100.00       AAA        405,165
              The Seeing Eye Inc., Series 2005, 5.000%, 12/01/24 - AMBAC
              Insured

         825 New Jersey Economic Development Authority, Revenue Bonds,       No Opt. Call       N/R        985,628
              Yeshiva Ktana of Passaic, Series 1993, 8.000%, 9/15/18

         325 New Jersey Educational Facilities Authority, Revenue Bonds,   1/06 at 100.00        A-        325,975
              Trenton State College Issue, Series 1976D, 6.750%, 7/01/08

         410 New Jersey Educational Facilities Authority, Revenue          1/06 at 100.00      Baa1        410,508
              Refunding Bonds, Monmouth College, Series 1993A,
              5.625%, 7/01/13

       1,025 New Jersey Educational Facilities Authority, Revenue Bonds,   7/11 at 100.00       AAA      1,089,862
              Ramapo College, Series 2001D, 5.000%, 7/01/25 - AMBAC
              Insured

       2,500 New Jersey Educational Facilities Authority, Revenue Bonds,   7/13 at 100.00         A      2,594,875
              Fairleigh Dickinson University, Series 2002D,
              5.250%, 7/01/32 - ACA Insured

         500 New Jersey Educational Facilities Authority, Revenue Bonds,   7/13 at 100.00       AAA        549,830
              Rowan University, Series 2003I, 5.125%, 7/01/21 - FGIC
              Insured

         560 New Jersey Educational Facilities Authority, Revenue Bonds,   7/14 at 100.00       AAA        612,786
              Montclair State University, Series 2004L, 5.125%, 7/01/21
              - MBIA Insured

             New Jersey Educational Facilities Authority, Revenue Bonds,
             New Jersey Institute of Technology, Series 2004B:
         930  5.000%, 7/01/18 - AMBAC Insured                              1/14 at 100.00       AAA      1,010,761
         425  5.000%, 7/01/19 - AMBAC Insured                              1/14 at 100.00       AAA        460,959
       1,030  4.750%, 7/01/20 - AMBAC Insured                              1/14 at 100.00       AAA      1,088,350
         815  4.250%, 7/01/24 - AMBAC Insured                              1/14 at 100.00       AAA        820,371

         290 New Jersey Educational Facilities Authority, Revenue Bonds,   7/14 at 100.00        AA        319,365
              Rider University, Series 2004A, 5.500%, 7/01/23 - RAAI
              Insured

             New Jersey Educational Facilities Authority, Revenue Bonds,
             Montclair State University, Series 2005F:
       1,400  5.000%, 7/01/16 - FGIC Insured                               7/15 at 100.00       AAA      1,550,640
         625  5.000%, 7/01/32 - FGIC Insured                               7/15 at 100.00       AAA        669,069

          20 New Jersey Higher Education Assistance Authority, Student       No Opt. Call        A+         20,048
              Loan Revenue Bonds, New Jersey Class Loan Program, Series
              1992A, 6.000%, 1/01/06 (Alternative Minimum Tax)

       1,500 Puerto Rico Industrial, Tourist, Educational, Medical and    12/12 at 101.00       BBB      1,611,345
              Environmental Control Facilities Financing Authority,
              Higher Education Revenue Refunding Bonds, Ana G. Mendez
              University System, Series 2002, 5.500%, 12/01/31

----
22

   Principal                                                                Optional Call                   Market
Amount (000) Description                                                      Provisions* Ratings**          Value
------------------------------------------------------------------------------------------------------------------
             Financials - 0.6%

    $  1,000 New Jersey Economic Development Authority, Revenue              No Opt. Call      Baa3 $    1,103,800
              Refunding Bonds, Kapkowski Road Landfill Project, Series
              2002, 5.750%, 10/01/21
------------------------------------------------------------------------------------------------------------------
             Healthcare - 12.4%

         350 Camden County Improvement Authority, New Jersey, Revenue      8/14 at 100.00       BBB        374,595
              Bonds, Cooper Health System, Series 2004A, 5.750%, 2/15/34

         500 New Jersey Health Care Facilities Financing Authority,        7/07 at 102.00      BBB-        522,465
              Revenue Refunding Bonds, St. Elizabeth Hospital Obligated
              Group, Series 1997, 6.000%, 7/01/27

       1,200 New Jersey Health Care Facilities Financing Authority,        7/07 at 102.00       AAA      1,263,516
              Revenue Refunding Bonds, Holy Name Hospital, Series 1997,
              5.250%, 7/01/20 - AMBAC Insured

       4,375 New Jersey Health Care Facilities Financing Authority,        8/11 at 100.00       AAA      4,625,775
              FHA-Insured Mortgage Revenue Bonds, Jersey City Medical
              Center, Series 2001, 5.000%, 8/01/31 - AMBAC Insured

         265 New Jersey Health Care Facilities Financing Authority,        7/11 at 100.00        A2        283,847
              Revenue Bonds, Kennedy Health System Obligated Group,
              Series 2001, 5.625%, 7/01/31

       1,710 New Jersey Health Care Facilities Financing Authority,        1/12 at 100.00        AA      1,789,652
              Revenue Refunding Bonds, Bayshore Community Hospital,
              Series 2002, 5.000%, 7/01/22 - RAAI Insured

       1,250 New Jersey Health Care Facilities Financing Authority,        7/12 at 100.00      Baa1      1,361,175
              Revenue Bonds, South Jersey Hospital System, Series 2002,
              5.875%, 7/01/21

       1,125 New Jersey Health Care Facilities Financing Authority,        7/13 at 100.00      Baa3      1,162,845
              Revenue Bonds, Somerset Medical Center, Series 2003,
              5.500%, 7/01/33

       1,000 New Jersey Health Care Facilities Financing Authority,        7/07 at 102.00       AAA      1,045,410
              Revenue Refunding Bonds, AHS Hospital Corporation, Series
              1997A, 5.000%, 7/01/27 - AMBAC Insured

         510 New Jersey Health Care Facilities Financing Authority,        7/10 at 101.00      BBB-        577,493
              Revenue Bonds, Trinitas Hospital Obligated Group, Series
              2000, 7.500%, 7/01/30

             New Jersey Health Care Facilities Financing Authority,
             Revenue Bonds, Bayonne Hospital Obligated Group, Series
             1994:
         215  6.400%, 7/01/07 - FSA Insured                                1/06 at 101.00       AAA        217,739
         175  6.250%, 7/01/12 - FSA Insured                                1/06 at 101.00       AAA        177,209

       2,000 New Jersey Health Care Facilities Financing Authority,        7/10 at 100.00         A      2,166,480
              Revenue Bonds, Robert Wood Johnson University Hospital,
              Series 2000, 5.750%, 7/01/31

       1,500 New Jersey Health Care Facilities Financing Authority,        1/09 at 101.00       AAA      1,607,205
              Revenue Bonds, Virtua Health System, Series 1998,
              5.250%, 7/01/10 - FSA Insured

       1,500 New Jersey Health Care Facilities Financing Authority,        7/10 at 100.00      BBB+      1,664,070
              Revenue Bonds, St. Peter's University Hospital, Series
              2000A, 6.875%, 7/01/30

         845 New Jersey Health Care Facilities Financing Authority,        7/14 at 100.00        AA        917,662
              Revenue Bonds, St. Clare's Hospital, Series 2004A,
              5.250%, 7/01/20 - RAAI Insured

         900 New Jersey Health Care Facilities Financing Authority,        7/15 at 100.00        AA        946,350
              Revenue Bonds, RWJ Health Care Corporation, Series 2005B,
              5.000%, 7/01/35 - RAAI Insured

       1,000 Puerto Rico Industrial, Tourist, Educational, Medical and     1/06 at 101.00       AAA      1,022,800
              Environmental Control Facilities Financing Authority,
              Hospital Revenue Bonds, Auxilio Mutuo Hospital, Series
              1995A, 6.250%, 7/01/16 - MBIA Insured
------------------------------------------------------------------------------------------------------------------
             Housing/Multifamily - 3.4%

       1,000 Essex County Improvement Authority, New Jersey, FNMA         11/12 at 100.00       Aaa      1,017,260
              Enhanced Multifamily Housing Revenue Bonds, Ballantyne
              House Project, Series 2002, 4.750%, 11/01/22 (Alternative
              Minimum Tax)

       1,500 New Jersey Housing and Mortgage Finance Agency, Multifamily   3/10 at 100.00       AAA      1,587,690
              Housing Revenue Bonds, Series 2000A-1, 6.350%, 11/01/31
              (Alternative Minimum Tax) - FSA Insured

         630 New Jersey Housing and Mortgage Finance Agency, Multifamily   8/10 at 100.00       AAA        664,934
              Housing Revenue Bonds, Series 2000E-1, 5.750%, 5/01/25 -
              FSA Insured

       1,500 New Jersey Housing and Mortgage Finance Agency, Multifamily   5/06 at 102.00       AAA      1,544,220
              Housing Revenue Bonds, Series 1996A, 6.200%, 11/01/18
              (Alternative Minimum Tax) - AMBAC Insured

----
23

Portfolio of Investments (Unaudited)
NUVEEN NEW JERSEY MUNICIPAL BOND FUND (continued)
August 31, 2005

   Principal                                                                Optional Call                   Market
Amount (000) Description                                                      Provisions* Ratings**          Value
------------------------------------------------------------------------------------------------------------------
             Housing/Multifamily (continued)

    $  1,015 Newark Housing Authority, New Jersey, GNMA Collateralized    10/09 at 102.00       Aaa $    1,089,663
              Housing Revenue Bonds, Fairview Apartments Project, Series
              2000A, 6.300%, 10/20/19 (Alternative Minimum Tax)
------------------------------------------------------------------------------------------------------------------
             Housing/Single Family - 3.0%

       4,000 New Jersey Housing and Mortgage Finance Agency, Home Buyer   10/07 at 101.50       AAA      4,154,240
              Program Revenue Bonds, Series 1997U, 5.700%, 10/01/14
              (Alternative Minimum Tax) - MBIA Insured

         800 New Jersey Housing and Mortgage Finance Agency, Home Buyer   10/10 at 100.00       AAA        802,352
              Program Revenue Bonds, Series 2000CC, 5.875%, 10/01/31
              (Alternative Minimum Tax) - MBIA Insured

         205 Virgin Islands Housing Finance Corporation, GNMA              9/05 at 102.00       AAA        208,520
              Mortgage-Backed Securities Program Single Family Mortgage
              Revenue Refunding Bonds, Series 1995A, 6.450%, 3/01/16
              (Alternative Minimum Tax)
------------------------------------------------------------------------------------------------------------------
             Long-Term Care - 6.5%

       1,500 New Jersey Economic Development Authority, Revenue Bonds,     1/08 at 102.00       BB+      1,506,585
              United Methodist Homes of New Jersey Obligated Group,
              Series 1998, 5.125%, 7/01/25

       5,100 New Jersey Economic Development Authority, Revenue Bonds,    12/09 at 101.00       Aa3      5,538,243
              Jewish Community Housing Corporation of Metropolitan New
              Jersey, Series 1999, 5.900%, 12/01/31

             New Jersey Health Care Facilities Financing Authority,
             Revenue Bonds, House of the Good Shepherd Obligated Group,
             Series 2001:
       1,000  5.100%, 7/01/21 - RAAI Insured                               7/11 at 100.00        AA      1,050,880
       1,350  5.200%, 7/01/31 - RAAI Insured                               7/11 at 100.00        AA      1,416,137

       1,300 New Jersey Economic Development Authority, First Mortgage     7/08 at 102.00         A      1,362,374
              Fixed Rate Revenue Bonds, Cadbury Corporation, Series
              1998A, 5.500%, 7/01/18 - ACA Insured

         375 New Jersey Economic Development Authority, First Mortgage    11/14 at 100.00       N/R        401,861
              Revenue Bonds, Winchester Gardens at Wards Homestead,
              Series 2004A, 5.750%, 11/01/24
------------------------------------------------------------------------------------------------------------------
             Materials - 0.2%

         250 Union County Pollution Control Financing Authority, New         No Opt. Call      Baa1        266,903
              Jersey, Revenue Refunding Bonds, American Cyanamid
              Company, Series 1994, 5.800%, 9/01/09
------------------------------------------------------------------------------------------------------------------
             Tax Obligation/General - 6.1%

       1,445 Clifton, New Jersey, General Obligation Bonds, Series 2002,   1/11 at 100.00       AAA      1,551,352
              5.000%, 1/15/19 - FGIC Insured

         500 Hillsborough Township School District, Somerset County, New     No Opt. Call        AA        567,525
              Jersey, General Obligation School Bonds, Series 1992,
              5.875%, 8/01/11

       3,500 Middletown Township Board of Education, Monmouth County,      8/10 at 100.00       AAA      3,718,890
              New Jersey, Refunding School Bonds, Series 2001,
              5.000%, 8/01/22 - FSA Insured

         480 New Jersey, General Obligation Bonds, Series 2005L,             No Opt. Call       AAA        546,773
              5.250%, 7/15/16 - AMBAC Insured

         165 Parsippany-Troy Hills Township, New Jersey, General             No Opt. Call        AA        157,278
              Obligation Bonds, Series 1992, 0.000%, 4/01/07

         250 Union City, Hudson County, New Jersey, General Obligation       No Opt. Call       AAA        287,703
              Bonds, Series 1992, 6.375%, 11/01/10 - FSA Insured

       1,000 Washington Township Board of Education, Gloucester County,    2/13 at 100.00       Aaa      1,091,750
              New Jersey, General Obligation Bonds, Series 2004,
              5.000%, 2/01/15 - MBIA Insured

       2,550 Washington Township Board of Education, Mercer County, New      No Opt. Call       Aaa      2,824,304
              Jersey, General Obligation Bonds, Series 2005,
              5.000%, 1/01/16 - FSA Insured
------------------------------------------------------------------------------------------------------------------
             Tax Obligation/Limited - 22.3%

         650 Bergen County Improvement Authority, New Jersey, Guaranteed     No Opt. Call       Aaa        742,801
              Lease Revenue Bonds, County Administration Complex
              Project, Series 2005, 5.000%, 11/15/26 (WI, settling
              9/15/05)

       1,550 Essex County Improvement Authority, New Jersey, General      10/13 at 100.00       Aaa      1,644,566
              Obligation Lease Revenue Bonds, Correctional Facilities
              Project, Series 2003A, 5.000%, 10/01/28 - FGIC Insured

         450 Essex County Improvement Authority, New Jersey, Guaranteed   12/05 at 100.00        A3        450,873
              Pooled Revenue Bonds, Series 1992A, 6.500%, 12/01/12

       3,000 Essex County Improvement Authority, New Jersey, Lease           No Opt. Call       Aaa      3,296,850
              Revenue Bonds, Series 2003, 5.000%, 12/15/12 - FSA Insured

----
24

   Principal                                                                Optional Call                   Market
Amount (000) Description                                                      Provisions* Ratings**          Value
------------------------------------------------------------------------------------------------------------------
             Tax Obligation/Limited (continued)

             Garden State Preservation Trust, New Jersey, Open Space and
             Farmland Preservation Bonds, Series 2003A:
    $    750  5.250%, 11/01/19 - FSA Insured                              11/13 at 100.00       AAA $      835,170
       1,225  5.000%, 11/01/20 - FSA Insured                              11/13 at 100.00       AAA      1,332,971
       1,625  5.000%, 11/01/21 - FSA Insured                              11/13 at 100.00       AAA      1,764,766

             Hudson County Improvement Authority, New Jersey, County
             Secured Lease Revenue Bonds, County Services Building
             Project, Series 2005:
         395  5.000%, 4/01/25 - AMBAC Insured                              4/15 at 100.00       AAA        425,036
         920  5.000%, 4/01/35 - AMBAC Insured                              4/15 at 100.00       AAA        979,414

         505 Little Ferry Board of Education, Bergen County, New Jersey,     No Opt. Call       N/R        516,655
              Certificates of Participation, Series 1994, 6.300%, 1/15/08

       3,000 Middlesex County, New Jersey, Certificates of                 8/11 at 100.00       AAA      3,205,440
              Participation, Series 2001, 5.000%, 8/01/22 - MBIA Insured

       3,025 Middlesex County Improvement Authority, New Jersey, County    9/09 at 100.00       AAA      3,250,453
              Guaranteed Open Space Trust Fund Revenue Bonds, Series
              1999, 5.250%, 9/15/15

       1,280 New Jersey Economic Development Authority, Lease Revenue     11/08 at 101.00       Aaa      1,311,846
              Bonds, Bergen County Administration Complex, Series 1998,
              4.750%, 11/15/26 - MBIA Insured

       1,050 New Jersey Health Care Facilities Financing Authority,        9/15 at 100.00       AAA      1,147,913
              Lease Revenue Bonds, Department of Human Services -
              Greystone Park Psychiatric Hospital, Series 2005,
              5.000%, 9/15/18 (WI, settling 9/08/05) - AMBAC Insured

         700 New Jersey Economic Development Authority, School             9/15 at 100.00       AAA        772,100
              Facilities Construction Bonds, Series 2005N-1,
              5.000%, 9/01/17 - AMBAC Insured

       2,600 New Jersey Economic Development Authority, Revenue Bonds,     7/14 at 100.00       AAA      2,910,518
              Motor Vehicle Surcharge, Series 2004A, 5.250%, 7/01/15 -
              MBIA Insured

       1,560 New Jersey Economic Development Authority, Cigarette Tax      6/14 at 100.00       BBB      1,678,451
              Revenue Bonds, Series 2004, 5.750%, 6/15/34

       1,700 New Jersey Economic Development Authority, School Facility      No Opt. Call       AAA      1,919,283
              Construction Bonds, Series 2005K, 5.250%, 12/15/14 - FGIC
              Insured

       1,000 New Jersey Educational Facilities Authority, Revenue Bonds,   9/12 at 100.00       AAA      1,102,270
              Higher Education Capital Improvement Bonds, Fund Issue,
              Series 2002A, 5.250%, 9/01/19 - AMBAC Insured

       1,180 New Jersey Transit Corporation, Lease Appropriation Bonds,    9/15 at 100.00       AAA      1,284,395
              Series 2005A, 5.000%, 9/15/18 (WI, settling 9/07/05) -
              FGIC Insured

       1,300 New Jersey Transportation Trust Fund Authority,                 No Opt. Call       AAA      1,455,246
              Transportation System Bonds, Series 2004B,
              5.250%, 12/15/13 - FGIC Insured

       1,910 New Jersey Transportation Trust Fund Authority,                 No Opt. Call       AAA      2,138,092
              Transportation System Bonds, Series 2005B,
              5.250%, 12/15/13 - MBIA Insured

         170 Puerto Rico Aqueduct and Sewerage Authority, Revenue          7/06 at 101.50       BBB        174,063
              Refunding Bonds, Series 1995, 5.000%, 7/01/15

       4,000 Puerto Rico Public Finance Corporation, Commonwealth            No Opt. Call       AAA      4,609,520
              Appropriation Bonds, Series 1998A, 5.125%, 6/01/24 - AMBAC
              Insured
------------------------------------------------------------------------------------------------------------------
             Transportation - 14.1%

       1,335 Delaware River and Bay Authority, Delaware and New Jersey,    1/15 at 100.00       AAA      1,440,759
              Revenue Bonds, Series 2005, 5.000%, 1/01/26 - MBIA Insured

       3,500 Delaware River Port Authority, New Jersey and Pennsylvania,   1/10 at 100.00       AAA      3,830,120
              Revenue Bonds, Series 1999, 5.750%, 1/01/22 - FSA Insured

       1,330 New Jersey Turnpike Authority, Revenue Bonds, Series 2005C,   1/15 at 100.00       AAA      1,419,323
              5.000%, 1/01/35 - FSA Insured

             New Jersey Turnpike Authority, Revenue Bonds, Series 1991C:
          40  6.500%, 1/01/16                                                No Opt. Call         A         47,582
         485  6.500%, 1/01/16 - MBIA Insured                                 No Opt. Call       AAA        582,805

       3,400 New Jersey Turnpike Authority, Revenue Bonds, Residual        7/13 at 100.00       Aaa      4,290,664
              Interest, Series 835, Series 2003A, 9.400%, 1/01/19 (IF) -
              FGIC Insured

----
25

Portfolio of Investments (Unaudited)
NUVEEN NEW JERSEY MUNICIPAL BOND FUND (continued)
August 31, 2005

   Principal                                                                Optional Call                   Market
Amount (000) Description                                                      Provisions* Ratings**          Value
------------------------------------------------------------------------------------------------------------------
             Transportation (continued)

    $    375 Newark Housing Authority, New Jersey, Port Authority          1/14 at 100.00       AAA $      411,964
              Terminal Revenue Bonds, Series 2004, 5.250%, 1/01/21 -
              MBIA Insured

       1,000 Port Authority of New York and New Jersey, Consolidated       1/07 at 101.00       AA-      1,040,140
              Revenue Bonds, One Hundred Ninth Series 1997,
              5.375%, 7/15/22

             Port Authority of New York and New Jersey, Special Project
             Bonds, JFK International Air Terminal LLC, Sixth Series
             1997:
       2,125  6.250%, 12/01/08 (Alternative Minimum Tax) - MBIA Insured      No Opt. Call       AAA      2,305,498
       1,000  7.000%, 12/01/12 (Alternative Minimum Tax) - MBIA Insured      No Opt. Call       AAA      1,192,800
       2,000  5.750%, 12/01/22 (Alternative Minimum Tax) - MBIA Insured   12/07 at 102.00       AAA      2,142,600
       3,125  5.750%, 12/01/25 (Alternative Minimum Tax) - MBIA Insured   12/07 at 100.00       AAA      3,289,750

       2,500 Port Authority of New York and New Jersey, Consolidated       6/15 at 101.00       AAA      2,690,775
              Revenue Bonds, One Hundred Fortieth Series 2005,
              5.000%, 12/01/28 - XLCA Insured
------------------------------------------------------------------------------------------------------------------
             U.S. Guaranteed *** - 8.8%

         625 New Jersey Health Care Facilities Financing Authority,          No Opt. Call       AAA        691,025
              Revenue Bonds, Hackensack Hospital, Series 1979A,
              8.750%, 7/01/09

             New Jersey Economic Development Authority, School
             Facilities Construction Bonds, Series 2002C:
       1,500  5.000%, 6/15/15 (Pre-refunded to 6/15/12) - MBIA Insured     6/12 at 100.00       AAA      1,649,775
       1,750  5.000%, 6/15/20 (Pre-refunded to 6/15/12) - MBIA Insured     6/12 at 100.00       AAA      1,924,738

       1,000 New Jersey Economic Development Authority, School             6/13 at 100.00       AAA      1,123,210
              Facilities Construction Bonds, Series 2003F,
              5.250%, 6/15/21 (Pre-refunded to 6/15/13) - FGIC Insured

       1,350 New Jersey Economic Development Authority, School             9/13 at 100.00       AAA      1,496,003
              Facilities Construction Bonds, Series 2004G,
              5.000%, 9/01/17 (Pre-refunded to 9/01/13) - MBIA Insured

             New Jersey Transportation Trust Fund Authority,
             Transportation System Bonds, Series 2003C:
       1,000  5.500%, 6/15/17 (Pre-refunded to 6/15/13)                    6/13 at 100.00       AAA      1,140,160
       1,000  5.500%, 6/15/18 (Pre-refunded to 6/15/13)                    6/13 at 100.00       AAA      1,140,160

             New Jersey Turnpike Authority, Revenue Bonds, Series 1991C:
         600  6.500%, 1/01/16                                                No Opt. Call       AAA        723,582
          10  6.500%, 1/01/16                                                No Opt. Call       AAA         12,060
          10  6.500%, 1/01/16 - MBIA Insured                                 No Opt. Call       AAA         12,060
         115  6.500%, 1/01/16 - MBIA Insured                                 No Opt. Call       AAA        138,687
         165  6.500%, 1/01/16 - AMBAC Insured                                No Opt. Call       AAA        198,985
         165  6.500%, 1/01/16 - MBIA Insured                                 No Opt. Call       AAA        198,985

         615 Puerto Rico, General Obligation and Public Improvement        7/11 at 100.00       AAA        677,343
              Bonds, Series 2001, 5.125%, 7/01/30 (Pre-refunded to
              7/01/11) - FSA Insured

       3,900 Puerto Rico Infrastructure Financing Authority, Special      10/10 at 101.00       AAA      4,307,823
              Obligation Bonds, Series 2000A, 5.375%, 10/01/24
------------------------------------------------------------------------------------------------------------------
             Utilities - 1.2%

         525 Camden County Pollution Control Financing Authority, New     12/05 at 100.00      Baa3        527,646
              Jersey, Solid Waste Disposal and Resource Recovery System
              Revenue Bonds, Series 1991D, 7.250%, 12/01/10

       1,250 New Jersey Economic Development Authority, Pollution            No Opt. Call      Baa1      1,334,263
              Control Revenue Refunding Bonds, Public Service Electric
              and Gas Company, Series 2001A, 5.000%, 3/01/12

         200 Port Authority of New York and New Jersey, Special Project      No Opt. Call       N/R        210,194
              Bonds, KIAC Partners, Fourth Series 1996, 7.000%, 10/01/07
              (Alternative Minimum Tax)
------------------------------------------------------------------------------------------------------------------
             Water and Sewer - 5.8%

       1,380 Bayonne Municipal Utilities Authority, New Jersey, Water      4/13 at 100.00       Aaa      1,484,880
              System Revenue Refunding Bonds, Series 2003A,
              5.000%, 4/01/18 - XLCA Insured

       1,005 Burlington County Bridge Commission, New Jersey,              8/13 at 100.00        AA      1,092,867
              Governmental Leasing Program Revenue Bonds, County
              Guaranteed, Series 2003, 5.000%, 8/15/15

             Burlington County Bridge Commission, New Jersey, Guaranteed
             Pooled Loan Bonds, Series 2003:
       1,000  5.000%, 12/01/20 - MBIA Insured                             12/13 at 100.00       AAA      1,088,460
         695  5.000%, 12/01/21 - MBIA Insured                             12/13 at 100.00       AAA        754,985

----
26

   Principal                                                               Optional Call                   Market
Amount (000) Description                                                     Provisions* Ratings**          Value
-----------------------------------------------------------------------------------------------------------------
             Water and Sewer (continued)

    $    500 North Hudson Sewerage Authority, New Jersey, Sewerage        8/12 at 100.00       Aaa $      550,581
              Revenue Refunding Bonds, Series 2002A, 5.250%, 8/01/19 -
              FGIC Insured
       5,000 Union County Utilities Authority, New Jersey, Solid Waste    6/08 at 102.00       AA+      5,158,445
              System County Deficiency Revenue Bonds, Series 1998A,
              5.000%, 6/15/28 (Alternative Minimum Tax)
-----------------------------------------------------------------------------------------------------------------
    $160,380 Total Long-Term Investments (cost $164,137,219) - 99.3%                                  173,538,542
-----------------------------------------------------------------------------------------------------------------
------------
             Other Assets Less Liabilities - 0.7%                                                       1,189,650
             ---------------------------------------------------------------------------------------------------
             Net Assets - 100%                                                                     $  174,728,192
             ---------------------------------------------------------------------------------------------------

           * Optional Call Provisions: Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates.
           ** Ratings: Using the higher of Standard & Poor's or Moody's rating. ***Securities are backed by an escrow or trust containing sufficient
              U.S. Government or U.S. Government agency securities which ensures the timely payment of principal and interest.
           N/RInvestment is not rated.
          (WI)Security purchased on a when-issued basis.
          (IF)Inverse floating rate security.

                                See accompanying notes to financial statements.

----
27

Portfolio of Investments (Unaudited)
NUVEEN NEW YORK MUNICIPAL BOND FUND
August 31, 2005


   Principal                                                                Optional Call                   Market
Amount (000) Description                                                      Provisions* Ratings**          Value
------------------------------------------------------------------------------------------------------------------
             Consumer Discretionary - 0.2%

    $    715 New York City Industrial Development Agency, New York,        9/15 at 100.00      BBB- $      734,312
              Liberty Revenue Bonds, IAC/InterActiveCorp, Series 2005,
              5.000%, 9/01/35
------------------------------------------------------------------------------------------------------------------
             Consumer Staples - 2.7%

       1,375 Puerto Rico, The Children's Trust Fund, Tobacco Settlement    5/12 at 100.00       BBB      1,420,169
              Asset-Backed Refunding Bonds, Series 2002, 5.375%, 5/15/33

             Monroe Tobacco Asset Securitization Corporation, New York,
             Tobacco Settlement Asset-Backed Bonds, Series 2000:
         250  6.000%, 6/01/15                                              6/10 at 101.00       BBB        269,048
         945  6.150%, 6/01/25                                              6/10 at 101.00       BBB      1,006,699

         780 New York Counties Tobacco Trust I, Tobacco Settlement         6/10 at 101.00       BBB        804,882
              Pass-Through Bonds, Series 2000, 5.800%, 6/01/23

       1,110 New York Counties Tobacco Trust II, Tobacco Settlement        6/11 at 101.00       BBB      1,139,071
              Pass-Through Bonds, Series 2001, 5.250%, 6/01/25

       1,500 Nassau County Tobacco Settlement Corporation, New York,       7/09 at 101.00      BBB-      1,602,330
              Tobacco Settlement Asset-Backed Bonds, Series 1999A,
              6.500%, 7/15/27

         615 Rensselaer Tobacco Asset Securitization Corporation, New      6/12 at 100.00       BBB        629,170
              York, Tobacco Settlement Asset-Backed Bonds, Series 2001A,
              5.200%, 6/01/25

       2,750 TSASC Inc., New York, Tobacco Flexible Amortization Bonds,    7/09 at 101.00       BBB      2,924,598
              Series 1999-1, 6.250%, 7/15/27
------------------------------------------------------------------------------------------------------------------
             Education and Civic Organizations - 11.6%

       2,000 Albany Industrial Development Agency, New York, Revenue      10/10 at 100.00        AA      2,188,820
              Bonds, Albany Law School, Series 2000A, 5.750%, 10/01/30 -
              RAAI Insured

       1,655 Brookhaven Industrial Development Agency, New York, Revenue     No Opt. Call      BBB-      1,656,258
              Bonds, Dowling College, Series 1993, 6.750%, 3/01/23

       2,470 Dutchess County Industrial Development Agency, New York,     11/05 at 100.00        A3      2,486,821
              Civic Facility Revenue Bonds, Bard College, Series 1992,
              7.000%, 11/01/17

       1,000 Madison County Industrial Development Agency, New York,       6/15 at 101.00       AAA      1,065,630
              Civic Facility Revenue Bonds, Morrisville State College
              Foundation, Series 2005A, 5.000%, 6/01/37 - CIFG Insured

         700 New York City Trust for Cultural Resources, New York,         7/10 at 101.00         A        766,710
              Revenue Bonds, Museum of American Folk Art, Series 2000,
              6.000%, 7/01/22 - ACA Insured

       1,000 New York City Trust for Cultural Resources, New York,         7/12 at 100.00       AAA      1,060,800
              Revenue Bonds, Museum of Modern Art, Series 2001D,
              5.125%, 7/01/31 - AMBAC Insured

       1,650 New York City Industrial Development Agency, New York,        7/12 at 100.00        A1      1,765,550
              Civic Facility Revenue Bonds, American Council of Learned
              Societies, Series 2002, 5.250%, 7/01/27

             New York City Industrial Development Agency, New York,
             Civic Facility Revenue Bonds, College of New Rochelle,
             Series 1995:
       1,000  6.200%, 9/01/10                                              9/05 at 102.00      Baa2      1,022,000
       1,000  6.300%, 9/01/15                                              9/05 at 102.00      Baa2      1,021,670

             Dormitory Authority of the State of New York, Lease Revenue
             Bonds, State University Dormitory Facilities, Series 2003B:
       1,250  5.250%, 7/01/31 (Mandatory put 7/01/13) - FGIC Insured         No Opt. Call       AAA      1,394,600
       2,000  5.250%, 7/01/32 (Mandatory put 7/01/13) - XLCA Insured         No Opt. Call       AAA      2,231,360

         860 Dormitory Authority of the State of New York, Second            No Opt. Call        A2        954,953
              General Resolution Consolidated Revenue Bonds, City
              University System, Series 1990C, 7.500%, 7/01/10

       1,500 Dormitory Authority of the State of New York, Second            No Opt. Call       AA-      1,571,205
              General Resolution Consolidated Revenue Bonds, City
              University System, Series 1993A, 5.750%, 7/01/07

       1,000 Dormitory Authority of the State of New York, Revenue         5/14 at 100.00       AA-      1,126,220
              Bonds, State University Educational Facilities, Series
              1993B, 5.250%, 5/15/19

       1,850 Dormitory Authority of the State of New York, Insured         7/08 at 101.00       AAA      1,949,123
              Revenue Bonds, New York Medical College, Series 1998,
              5.000%, 7/01/21 - MBIA Insured

----
28

   Principal                                                                Optional Call                   Market
Amount (000) Description                                                      Provisions* Ratings**          Value
------------------------------------------------------------------------------------------------------------------
             Education and Civic Organizations (continued)

    $  1,000 Dormitory Authority of the State of New York, Revenue           No Opt. Call       AAA $    1,171,900
              Bonds, City University of New York, Series 2005A,
              5.500%, 7/01/18 - FGIC Insured

       1,750 Dormitory Authority of the State of New York, Revenue         7/09 at 101.00        A+      1,873,777
              Bonds, University of Rochester, Series 1999B,
              5.625%, 7/01/24

       1,250 Dormitory Authority of the State of New York, Revenue         7/09 at 102.00        AA      1,387,063
              Bonds, Pratt Institute, Series 1999, 6.000%, 7/01/24 -
              RAAI Insured

       2,700 Dormitory Authority of the State of New York, Revenue         7/09 at 101.00        AA      2,982,042
              Bonds, Marymount Manhattan College, Series 1999,
              6.250%, 7/01/29 - RAAI Insured

       1,335 Dormitory Authority of the State of New York, Revenue         5/10 at 101.00       AAA      2,068,716
              Bonds, State University Educational Facilities, 1999
              Resolution, Series A-D, RITES, Series PA-781R,
              10.923%, 5/15/16 (IF) - FSA Insured

         685 Dormitory Authority of the State of New York, Insured         7/11 at 102.00        AA        740,554
              Revenue Bonds, D'Youville College, Series 2001,
              5.250%, 7/01/20 - RAAI Insured

             Niagara County Industrial Development Agency, New York,
             Civic Facility Revenue Bonds, Niagara University, Series
             2001A:
       3,000  5.500%, 11/01/16 - RAAI Insured                             11/11 at 101.00        AA      3,348,090
       1,000  5.350%, 11/01/23 - RAAI Insured                             11/11 at 101.00        AA      1,098,620

       3,425 Suffolk County Industrial Development Agency, New York,      12/05 at 101.00      BBB-      3,452,674
              Revenue Bonds, Dowling College, Series 1994,
              6.625%, 6/01/24

       1,000 Suffolk County Industrial Development Agency, New York,      12/06 at 102.00      BBB-      1,029,980
              Revenue Bonds, Dowling College, Series 1996,
              6.700%, 12/01/20

             Utica Industrial Development Agency, New York, Revenue
             Bonds, Utica College, Series 1998A:
         195  5.300%, 8/01/08                                                No Opt. Call       N/R        197,231
       1,000  5.750%, 8/01/28                                              8/08 at 102.00       N/R      1,018,550
------------------------------------------------------------------------------------------------------------------
             Healthcare - 9.6%

       2,550 New York City Health and Hospitals Corporation, New York,     2/13 at 100.00       AAA      2,808,927
              Health System Revenue Bonds, Series 2003A, 5.250%, 2/15/22
              - AMBAC Insured

       2,175 New York City Industrial Development Agency, New York,        7/12 at 101.00        B2      2,180,699
              Civic Facility Revenue Bonds, Staten Island University
              Hospital, Series 2002C, 6.450%, 7/01/32

         745 New York City Industrial Development Agency, New York,        7/12 at 100.00        B2        746,594
              Civic Facility Revenue Bonds, Staten Island 7/12 at 100.00
              B2 746,594 University Hospital, Series 2001B,
              6.375%, 7/01/31

       3,300 Dormitory Authority of the State of New York, FHA-Insured     2/07 at 102.00       AAA      3,506,184
              Mortgage Nursing Home Revenue Bonds, Menorah Campus Inc.,
              Series 1997, 5.950%, 2/01/17

         220 Dormitory Authority of the State of New York, Revenue         7/06 at 102.00        B2        221,635
              Bonds, Nyack Hospital, Series 1996, 6.000%, 7/01/06

       2,250 Dormitory Authority of the State of New York, FHA-Insured     2/07 at 102.00       AAA      2,374,560
              Mortgage Nursing Home Revenue Bonds, Rosalind and Joseph
              Gurwin Jewish Geriatric Center of Long Island, Series
              1997, 5.700%, 2/01/37 - AMBAC Insured

       3,285 Dormitory Authority of the State of New York, Revenue         8/14 at 100.00       AAA      3,651,573
              Bonds, New York and Presbyterian Hospital, Series 2004A,
              5.250%, 8/15/15 - FSA Insured

       1,000 Dormitory Authority of the State of New York, Revenue         7/13 at 100.00      Baa1      1,058,230
              Bonds, Winthrop - South Nassau University Hospital
              Association, Series 2003A, 5.500%, 7/01/32

       1,500 Dormitory Authority of the State of New York, Revenue         7/13 at 100.00      Baa1      1,607,715
              Bonds, South Nassau Communities Hospital, Series 2003B,
              5.500%, 7/01/23

       1,250 Dormitory Authority of the State of New York, Revenue         5/13 at 100.00        A3      1,332,275
              Bonds, North Shore Long Island Jewish Group, Series 2003,
              5.375%, 5/01/23

       1,650 Dormitory Authority of the State of New York, Revenue         7/10 at 101.00       Ba1      1,763,207
              Bonds, Mount Sinai NYU Health Obligated Group, Series
              2000A, 6.500%, 7/01/25

       3,000 Dormitory Authority of the State of New York, Revenue         7/10 at 101.00      Baa1      3,335,130
              Bonds, Catholic Health Services of Long Island Obligated
              Group - St. Catherine of Siena Medical Center, Series
              2000A, 6.500%, 7/01/20

----
29

Portfolio of Investments (Unaudited)
NUVEEN NEW YORK MUNICIPAL BOND FUND (continued)
August 31, 2005

   Principal                                                                Optional Call                   Market
Amount (000) Description                                                      Provisions* Ratings**          Value
------------------------------------------------------------------------------------------------------------------
             Healthcare (continued)

    $  2,400 Dormitory Authority of the State of New York, Revenue         7/11 at 101.00      Baa2 $    2,514,504
              Bonds, Lenox Hill Hospital Obligated Group, Series 2001,
              5.500%, 7/01/30

         345 New York State Medical Care Facilities Finance Agency,        2/06 at 100.00       AAA        348,771
              FHA-Insured Mortgage Revenue Bonds, Hospital and Nursing
              Home Projects, Series 1992B, 6.200%, 8/15/22

         840 New York State Medical Care Facilities Finance Agency,        2/06 at 101.00        AA        858,774
              FHA-Insured Mortgage Revenue Bonds, Kenmore Mercy
              Hospital, Series 1995B, 6.100%, 2/15/15

         960 New York State Medical Care Facilities Finance Agency,       11/05 at 102.00       Aa1        985,258
              Secured Mortgage Revenue Bonds, Brookdale Family Care
              Centers Inc., Series 1995A, 6.375%, 11/15/19

       1,020 New York State Medical Care Facilities Finance Agency,        2/06 at 100.00        AA      1,065,064
              FHA-Insured Hospital and Nursing Home Mortgage Revenue
              Bonds, Series 1994A, 6.200%, 2/15/21

       1,620 Newark-Wayne Community Hospital, New York, Hospital Revenue   9/05 at 100.00       N/R      1,620,016
              Refunding and Improvement Bonds, Series 1993A,
              7.600%, 9/01/15

             Suffolk County Industrial Development Agency, New York,
             Revenue Bonds, Huntington Hospital, Series 2002C:
         850  6.000%, 11/01/22                                            11/12 at 100.00      Baa1        926,492
       1,220  5.875%, 11/01/32                                            11/12 at 100.00      Baa1      1,303,985

       1,000 Yonkers Industrial Development Agency, New York, Revenue      7/11 at 101.00        BB      1,048,730
              Bonds, St. John's Riverside Hospital, Series 2001A,
              7.125%, 7/01/31
------------------------------------------------------------------------------------------------------------------
             Housing/Multifamily - 5.0%

         335 East Syracuse Housing Authority, New York, FHA-Insured        4/10 at 102.00       AAA        365,760
              Section 8 Assisted Revenue Refunding Bonds, Bennet
              Project, Series 2001A, 6.700%, 4/01/21

             New York City Housing Development Corporation, New York,
             Multifamily Housing Revenue Bonds, Series 2001A:
       2,000  5.500%, 11/01/31                                             5/11 at 101.00        AA      2,091,700
       2,000  5.600%, 11/01/42                                             5/11 at 101.00        AA      2,090,460

       2,000 New York City Housing Development Corporation, New York,     11/11 at 100.00        AA      2,069,620
              Multifamily Housing Revenue Bonds, Series 2001C-2,
              5.400%, 11/01/33 (Alternative Minimum Tax)

             New York City Housing Development Corporation, New York,
             Multifamily Housing Revenue Bonds, Series 2002A:
         910  5.375%, 11/01/23 (Alternative Minimum Tax)                   5/12 at 100.00        AA        952,160
         450  5.500%, 11/01/34 (Alternative Minimum Tax)                   5/12 at 100.00        AA        469,193

       2,000 New York City Housing Development Corporation, New York,      5/14 at 100.00        AA      2,112,420
              Multifamily Housing Revenue Bonds, Series 2004A,
              5.250%, 11/01/30

       2,040 New York State Housing Finance Agency, Mortgage Revenue       5/06 at 102.00       AAA      2,123,334
              Refunding Bonds, Housing Project, Series 1996A,
              6.125%, 11/01/20 - FSA Insured

             New York State Housing Finance Agency, FHA-Insured Mortgage
             Multifamily Housing Revenue Bonds, Series 1992A:
         455  6.950%, 8/15/12                                              2/06 at 100.00        AA        461,889
         180  7.000%, 8/15/22                                              2/06 at 100.00        AA        180,211

       1,000 New York State Housing Finance Agency, Secured Mortgage       8/11 at 100.00       Aa1      1,038,020
              Program Multifamily Housing Revenue Bonds, Series 2001G,
              5.400%, 8/15/33 (Alternative Minimum Tax)

       1,250 Tonawanda Housing Authority, New York, Housing Revenue        9/09 at 103.00       N/R      1,193,113
              Bonds, Kibler Senior Housing LP, Series 1999A,
              7.750%, 9/01/31

       3,030 Westchester County Industrial Development Agency, New York,   8/11 at 102.00       Aaa      3,269,794
              GNMA Collateralized Mortgage Loan Revenue Bonds, Living
              Independently for the Elderly Inc., Series 2001A,
              5.400%, 8/20/32
------------------------------------------------------------------------------------------------------------------
             Housing/Single Family - 1.2%

         755 New York State Mortgage Agency, Homeowner Mortgage Revenue   10/09 at 100.00       Aa1        771,074
              Bonds, Series 82, 5.650%, 4/01/30 (Alternative Minimum Tax)

       1,470 New York State Mortgage Agency, Homeowner Mortgage Revenue    4/10 at 100.00       Aa1      1,547,690
              Bonds, Series 95, 5.625%, 4/01/22

----
30

   Principal                                                                Optional Call                   Market
Amount (000) Description                                                      Provisions* Ratings**          Value
------------------------------------------------------------------------------------------------------------------
             Housing/Single Family (continued)

    $    280 New York State Mortgage Agency, Mortgage Revenue Bonds,      10/10 at 100.00       Aaa $      289,988
              Twenty-Ninth Series, 5.450%, 4/01/31 (Alternative Minimum
              Tax)

       1,660 New York State Mortgage Agency, Mortgage Revenue Bonds,       4/13 at 101.00       Aaa      1,696,503
              Thirty-Third Series A, 4.750%, 4/01/23 (Alternative
              Minimum Tax)
------------------------------------------------------------------------------------------------------------------
             Long-Term Care - 4.9%

       1,320 East Rochester Housing Authority, New York, GNMA Secured     12/11 at 101.00       Aaa      1,417,759
              Revenue Refunding Bonds, Genesee Valley Presbyterian
              Nursing Center, Series 2001, 5.200%, 12/20/24

         965 Nassau County Industrial Development Agency, New York,        7/11 at 101.00       N/R      1,049,196
              Revenue Bonds, Special Needs Facilities Pooled Program,
              Series 2001B-1, 7.250%, 7/01/16

       1,000 New York City Industrial Development Agency, New York,        7/10 at 102.00       N/R      1,084,270
              Civic Facility Revenue Bonds, Special Needs Facilities
              Pooled Program, Series 2000, 8.125%, 7/01/19

       2,000 Dormitory Authority of the State of New York, Revenue         7/06 at 102.00       Aa1      2,082,600
              Bonds, Bishop Henry R. Hucles Nursing Home Inc., Series
              1996, 6.000%, 7/01/24

       1,935 Dormitory Authority of the State of New York, FHA-Insured     8/06 at 102.00       AAA      1,974,919
              Mortgage Revenue Bonds, W.K. Nursing Home Corporation,
              Series 1996, 5.950%, 2/01/16

       1,000 Dormitory Authority of the State of New York, Revenue         7/10 at 102.00         A      1,109,380
              Bonds, Miriam Osborn Memorial Home Association, Series
              2000B, 6.375%, 7/01/29 - ACA Insured

       1,500 Dormitory Authority of the State of New York, Revenue         7/10 at 101.00       Aa3      1,651,635
              Bonds, Concord Nursing Home Inc., Series 2000,
              6.500%, 7/01/29

         300 Dormitory Authority of the State of New York, FHA-Insured     2/12 at 101.00       AAA        324,021
              Mortgage Revenue Bonds, Augustana Lutheran Home for the
              Aged Inc., Series 2001, 5.400%, 2/01/31 - MBIA Insured

       1,520 Dormitory Authority of the State of New York, FHA-Insured     2/13 at 102.00       AAA      1,640,962
              Nursing Home Mortgage Revenue Bonds, Shorefront Jewish
              Geriatric Center Inc., Series 2002, 5.200%, 2/01/32

         250 Suffolk County Industrial Development Agency, New York,       7/11 at 101.00       N/R        271,812
              Revenue Bonds, Special Needs Facilities Pooled Program,
              Series 2001C-1, 7.250%, 7/01/16

       5,000 Syracuse Housing Authority, New York, FHA-Insured Mortgage    2/08 at 102.00       AAA      5,352,200
              Revenue Bonds, Loretto Rest Residential Healthcare
              Facility, Series 1997A, 5.800%, 8/01/37
------------------------------------------------------------------------------------------------------------------
             Materials - 0.2%

         700 Essex County Industrial Development Agency, New York,        11/09 at 101.00       BBB        758,079
              Environmental Improvement Revenue Bonds, International
              Paper Company, Series 1999A, 6.450%, 11/15/23 (Alternative
              Minimum Tax)
------------------------------------------------------------------------------------------------------------------
             Tax Obligation/General - 5.3%

             New York City, New York, General Obligation Bonds, Fiscal
             Series 1996G:
         220  5.750%, 2/01/17                                              2/06 at 101.50        A+        225,535
         235  5.750%, 2/01/20                                              2/06 at 101.50        A+        240,913

       5,000 New York City, New York, General Obligation Bonds, Fiscal     8/14 at 100.00       AAA      5,463,900
              Series 2004I, 5.000%, 8/01/17 - MBIA Insured

         895 New York City, New York, General Obligation Bonds, Fiscal    11/06 at 101.50        A+        935,812
              Series 1997D, 5.875%, 11/01/11

       1,650 New York City, New York, General Obligation Bonds, Fiscal     8/14 at 100.00        A+      1,818,944
              Series 2004C, 5.250%, 8/15/16

       1,725 New York City, New York, General Obligation Bonds, Fiscal     8/15 at 100.00       AAA      1,905,918
              Series 2006C, 5.000%, 8/01/16 - FSA Insured

         950 Northern Mariana Islands, General Obligation Bonds, Series    6/10 at 100.00         A      1,015,075
              2000A, 6.000%, 6/01/20 - ACA Insured

             South Orangetown Central School District, Rockland County,
             New York, General Obligation Bonds, Series 1990:
         390  6.875%, 10/01/08                                               No Opt. Call        A1        432,054
         390  6.875%, 10/01/09                                               No Opt. Call        A1        443,719

             United Nations Development Corporation, New York, Senior
             Lien Revenue Bonds, Series 2004A:
         880  5.250%, 7/01/23                                              1/08 at 100.00        A3        915,878
         750  5.250%, 7/01/24                                              1/08 at 100.00        A3        780,578

----
31

Portfolio of Investments (Unaudited)
NUVEEN NEW YORK MUNICIPAL BOND FUND (continued)
August 31, 2005

   Principal                                                                Optional Call                   Market
Amount (000) Description                                                      Provisions* Ratings**          Value
------------------------------------------------------------------------------------------------------------------
             Tax Obligation/General (continued)

    $  2,150 West Islip Union Free School District, Suffolk County, New   10/15 at 100.00       Aaa $    2,369,107
              York, General Obligation Bonds, Series 2005,
              5.000%, 10/01/18 - FSA Insured

         505 White Plains, New York, General Obligation Bonds, Series      5/11 at 100.00       AA+        540,608
              2004A, 5.000%, 5/15/22

       2,085 Yonkers, New York, General Obligation Bonds, Series 2005B,    8/15 at 100.00       AAA      2,285,535
              5.000%, 8/01/18 - MBIA Insured
------------------------------------------------------------------------------------------------------------------
             Tax Obligation/Limited - 21.2%

         300 Albany Housing Authority, Albany, New York, Limited          10/05 at 102.00        A3        306,585
              Obligation Refunding Bonds, Series 1995, 5.850%, 10/01/07

       1,500 Albany Parking Authority, New York, Revenue Refunding           No Opt. Call      Baa1        854,580
              Bonds, Series 1992A, 0.000%, 11/01/17

       3,000 Battery Park City Authority, New York, Senior Revenue        11/13 at 100.00       AAA      3,347,400
             Bonds, Series 2003A, 5.250%, 11/01/22 Canton Human Services
             Initiative Inc., New York, Facility Revenue Bonds, Series
             2001:
         920  5.700%, 9/01/24                                              9/11 at 102.00      Baa2        994,971
       1,155  5.750%, 9/01/32                                              9/11 at 102.00      Baa2      1,246,915

             Metropolitan Transportation Authority, New York, State
             Service Contract Refunding Bonds, Series 2002A:
       1,825  5.750%, 7/01/18                                                No Opt. Call       AA-      2,142,021
       4,400  5.125%, 1/01/29                                              7/12 at 100.00       AA-      4,736,776

             Metropolitan Transportation Authority, New York, Dedicated
             Tax Fund Bonds, Series 2002A:
       4,400  5.250%, 11/15/25 - FSA Insured                              11/12 at 100.00       AAA      4,813,116
       2,000  5.000%, 11/15/30                                            11/12 at 100.00       AA-      2,095,300

       1,680 Monroe Newpower Corporation, New York, Power Facilities       1/13 at 102.00       BBB      1,778,011
              Revenue Bonds, Series 2003, 5.500%, 1/01/34

       1,915 New York City Transitional Finance Authority, New York,       5/10 at 101.00       Aa3      2,650,858
              Future Tax Secured Bonds, Residual Interest Certificates,
              Series 319, 12.190%, 11/01/17 (IF)

       2,000 New York City Transitional Finance Authority, New York,       2/13 at 100.00       AAA      2,163,860
              Future Tax Secured Refunding Bonds, Fiscal Series 2003D,
              5.000%, 2/01/22 - MBIA Insured

       2,665 New York City Transitional Finance Authority, New York,       2/13 at 100.00       AAA      2,838,891
              Future Tax Secured Bonds, Fiscal Series 2003E,
              5.000%, 2/01/23

          10 Dormitory Authority of the State of New York, Improvement     2/07 at 102.00       AAA         10,599
              Revenue Bonds, Mental Health Services Facilities, Series
              1997A, 5.750%, 8/15/22 - MBIA Insured

       1,495 Dormitory Authority of the State of New York, Revenue         2/07 at 102.00       AA-      1,569,092
              Bonds, Mental Health Services Facilities Improvements,
              Series 1997B, 5.625%, 2/15/21

       1,180 New York State Environmental Facilities Corporation,          3/14 at 100.00       AA-      1,266,836
              Infrastructure Revenue Bonds, Series 2003A, 5.000%, 3/15/21

       1,000 New York State Housing Finance Agency, Revenue Refunding      5/06 at 101.50        A+      1,032,700
              Bonds, New York City Health Facilities, Series 1996A,
              6.000%, 11/01/08

       3,125 New York State Local Government Assistance Corporation,         No Opt. Call       AAA      3,526,906
              Revenue Bonds, Series 1993E, 5.250%, 4/01/16 - FSA Insured

          10 New York State Housing Finance Agency, Service Contract       9/05 at 102.00       AA-         10,226
              Obligation Revenue Bonds, Series 1995A, 6.375%, 9/15/15

       5,500 New York State Thruway Authority, Highway and Bridge Trust      No Opt. Call       AAA      6,488,405
              Fund Bonds, Second Generation, Series 2005B,
              5.500%, 4/01/20 (WI, settling 9/08/05) - AMBAC Insured

       3,335 New York State Thruway Authority, Highway and Bridge Trust    4/10 at 100.00       Aaa      4,541,103
              Fund Bonds, Residual Interest Certificates, Series 368,
              11.800%, 4/01/16 - FGIC Insured (IF)

       2,315 New York State Thruway Authority, State Personal Income Tax   3/15 at 100.00       AAA      2,524,855
              Revenue Bonds, Series 2005A, 5.000%, 3/15/20 - FSA Insured

       1,000 New York State Urban Development Corporation, Special         1/06 at 102.00       AA-      1,030,200
              Project Revenue Refunding Bonds, Onondaga County
              Convention Center, Series 1995, 6.250%, 1/01/20

       3,500 New York State Urban Development Corporation, Service           No Opt. Call       AA-      3,831,450
              Contract Revenue Bonds, Correctional and Youth Facilities,
              Series 2002A, 5.500%, 1/01/17 (Mandatory put 1/01/11)

----
32

   Principal                                                                Optional Call                   Market
Amount (000) Description                                                      Provisions* Ratings**          Value
------------------------------------------------------------------------------------------------------------------
             Tax Obligation/Limited (continued)

    $  1,000 Puerto Rico Highway and Transportation Authority, Highway     7/10 at 101.00       AAA $    1,120,690
              Revenue Bonds, Series 2000B, 5.750%, 7/01/19 - MBIA Insured

             New York City Sales Tax Asset Receivable Corporation, New
             York, Dedicated Revenue Bonds, Local Government Assistance
             Corporation, Series 2004A:
       3,900  5.000%, 10/15/25 - MBIA Insured                             10/14 at 100.00       AAA      4,221,828
       1,930  5.000%, 10/15/26 - MBIA Insured                             10/14 at 100.00       AAA      2,081,582

             New York State Tobacco Settlement Financing Corporation,
             Tobacco Settlement Asset-Backed and State Contingency
             Contract-Backed Bonds, Series 2003A-1:
       2,755  5.250%, 6/01/21 - AMBAC Insured                              6/13 at 100.00       AAA      3,021,794
       4,945  5.250%, 6/01/22 - AMBAC Insured                              6/13 at 100.00       AAA      5,406,517

       3,000 New York State Tobacco Settlement Financing Corporation,      6/13 at 100.00       AA-      3,323,490
              Tobacco Settlement Asset-Backed and State Contingency
              Contract-Backed Bonds, Series 2003B-1C, 5.500%, 6/01/21

       1,205 Triborough Bridge and Tunnel Authority, New York,               No Opt. Call       AA-      1,320,535
              Convention Center Bonds, Series 1990E, 7.250%, 1/01/10

       1,250 Virgin Islands Public Finance Authority, Gross Receipts      10/10 at 101.00       BBB      1,416,813
              Taxes Loan Note, Series 1999A, 6.500%, 10/01/24
------------------------------------------------------------------------------------------------------------------
             Transportation - 6.9%

             Metropolitan Transportation Authority, New York,
             Transportation Revenue Refunding Bonds, Series 2002A:
       1,500  5.500%, 11/15/19 - AMBAC Insured                            11/12 at 100.00       AAA      1,693,080
       1,000  5.125%, 11/15/22 - FGIC Insured                             11/12 at 100.00       AAA      1,089,350

       1,500 Metropolitan Transportation Authority, New York,                No Opt. Call       AAA      1,673,880
              Transportation Revenue Bonds, Series 2003A,
              5.000%, 11/15/15 - FGIC Insured

       2,225 Metropolitan Transportation Authority, New York,             11/15 at 100.00       AAA      2,379,949
              Transportation Revenue Bonds, Series 2005B,
              5.000%, 11/15/35 - MBIA Insured

         500 New York City Industrial Development Agency, New York,       12/08 at 102.00       Ba2        451,850
              Special Facilities Revenue Bonds, British Airways PLC,
              Series 1998, 5.250%, 12/01/32 (Alternative Minimum Tax)

         750 New York State Thruway Authority, General Revenue Bonds,      1/15 at 100.00       AAA        800,970
              Series 2005F, 5.000%, 1/01/30 - AMBAC Insured

       1,000 Niagara Frontier Airport Authority, New York, Airport         4/09 at 101.00       AAA      1,073,650
              Revenue Bonds, Buffalo Niagara International Airport,
              Series 1999A, 5.625%, 4/01/29 (Alternative Minimum Tax) -
              MBIA Insured

       1,500 Port Authority of New York and New Jersey, Special Project   12/07 at 100.00       AAA      1,579,080
              Bonds, JFK International Air Terminal LLC, Sixth Series
              1997, 5.750%, 12/01/25 (Alternative Minimum Tax) - MBIA
              Insured

       2,500 Port Authority of New York and New Jersey, Consolidated       6/15 at 101.00       AAA      2,690,775
              Revenue Bonds, One Hundred Fortieth Series 2005,
              5.000%, 12/01/28 - XLCA Insured

         250 Puerto Rico Ports Authority, Special Facilities Revenue       6/06 at 102.00       CCC        196,760
              Bonds, American Airlines Inc., Series 1996A,
              6.250%, 6/01/26 (Alternative Minimum Tax)

       1,500 Triborough Bridge and Tunnel Authority, New York, General     1/12 at 100.00       Aa2      1,593,030
              Purpose Revenue Bonds, Series 2001A, 5.000%, 1/01/19

       5,000 Triborough Bridge and Tunnel Authority, New York, General    11/12 at 100.00       AA-      6,623,000
              Purpose Revenue Bonds, ROLS II-R, Series 194,
              10.484%, 11/15/19 (IF)

             Triborough Bridge and Tunnel Authority, New York,
             Subordinate Lien General Purpose Revenue Refunding Bonds,
             Series 2002E:
         780  5.500%, 11/15/20 - MBIA Insured                                No Opt. Call       AAA        925,556
       2,300  5.250%, 11/15/22 - MBIA Insured                             11/12 at 100.00       AAA      2,528,137
------------------------------------------------------------------------------------------------------------------
             U.S. Guaranteed *** - 15.3%

       1,000 Cattaraugus County Industrial Development Agency, New York,   7/10 at 102.00   Baa1***      1,163,060
              Revenue Bonds, Jamestown Community College, Series 2000A,
              6.500%, 7/01/30 (Pre-refunded to 7/01/10)

       1,045 Erie County Tobacco Asset Securitization Corporation, New     7/10 at 101.00       AAA      1,186,106
              York, Senior Tobacco Settlement Asset- Backed Bonds,
              Series 2000, 6.000%, 7/15/20 (Pre-refunded to 7/15/10)

----
33

Portfolio of Investments (Unaudited)
NUVEEN NEW YORK MUNICIPAL BOND FUND (continued)
August 31, 2005

   Principal                                                                Optional Call                   Market
Amount (000) Description                                                      Provisions* Ratings**          Value
------------------------------------------------------------------------------------------------------------------
             U.S. Guaranteed *** (continued)

    $  2,000 Metropolitan Transportation Authority, New York, Commuter     7/07 at 102.00       AAA $    2,105,880
              Facilities Revenue Bonds, Series 1997B, 5.000%, 7/01/20 -
              AMBAC Insured

             Metropolitan Transportation Authority, New York, Dedicated
             Tax Fund Bonds, Series 1999A:
       1,000  5.250%, 4/01/23 (Pre-refunded to 10/01/14) - FSA Insured    10/14 at 100.00       AAA      1,135,550
       2,000  5.000%, 4/01/29 (Pre-refunded to 10/01/14) - FSA Insured    10/14 at 100.00       AAA      2,232,480

       1,000 Nassau County Interim Finance Authority, New York, Sales     11/10 at 100.00       AAA      1,121,580
              Tax Secured Revenue Bonds, Series 2000A, 5.750%, 11/15/16
              (Pre-refunded to 11/15/10) - MBIA Insured

       2,265 New York City, New York, General Obligation Bonds, Fiscal     2/06 at 101.50     A+***      2,327,174
              Series 1996G, 5.750%, 2/01/20 (Pre-refunded to 2/01/06)

         855 New York City, New York, General Obligation Bonds, Fiscal    11/06 at 101.50     A+***        897,605
              Series 1997D, 5.875%, 11/01/11 (Pre-refunded to 11/01/06)

         220 Dormitory Authority of the State of New York, Suffolk        10/05 at 114.14   Baa1***        312,404
              County, Lease Revenue Bonds, Judicial Facilities, Series
              1991A, 9.500%, 4/15/14

             Dormitory Authority of the State of New York, Improvement
             Revenue Bonds, Mental Health Services Facilities, Series
             1997A:
         965  5.750%, 8/15/22 (Pre-refunded to 2/15/07) - MBIA Insured     2/07 at 102.00       AAA      1,023,489
          25  5.750%, 8/15/22 (Pre-refunded to 2/15/07) - MBIA Insured     2/07 at 102.00       AAA         26,530

       1,005 Dormitory Authority of the State of New York, Revenue         2/07 at 102.00    AA-***      1,064,134
              Bonds, Mental Health Services Facilities Improvements,
              Series 1997B, 5.625%, 2/15/21 (Pre-refunded to 2/15/07)

             Dormitory Authority of the State of New York, Revenue
             Bonds, State University Educational Facilities, 1999
             Resolution, Series A-D, RITES, Series PA-781R:
         835  10.923%, 5/15/14 (IF) (Pre-refunded to 5/15/10) - FSA        5/10 at 101.00       AAA      1,145,119
              Insured
         500  10.923%, 5/15/16 (IF) (Pre-refunded to 5/15/10) - FSA        5/10 at 101.00       AAA        685,700
              Insured
         670  10.923%, 5/15/17 (IF) (Pre-refunded to 5/15/10) - FSA        5/10 at 101.00       AAA        918,838
              Insured

         200 New York State Housing Finance Agency, Construction Fund        No Opt. Call       AAA        234,488
              Bonds, State University, Series 1986A, 8.000%, 5/01/11

       1,785 New York State Housing Finance Agency, Service Contract       9/07 at 100.00       AAA      1,906,434
              Obligation Revenue Bonds, Series 1995A, 6.375%, 9/15/15
              (Pre-refunded to 9/15/07)

       1,200 Dormitory Authority of the State of New York, Revenue         3/13 at 100.00     AA***      1,358,724
              Bonds, State Personal Income Tax, Series 2003A,
              5.375%, 3/15/22 (Pre-refunded to 3/15/13)

       1,535 New York State Thruway Authority, Highway and Bridge Trust    4/12 at 100.00       AAA      1,712,216
              Fund Bonds, Series 2002A, 5.250%, 4/01/18 (Pre-refunded to
              4/01/12) - FSA Insured

       1,500 New York State Thruway Authority, Highway and Bridge Trust    4/13 at 100.00       AAA      1,686,750
              Fund Bonds, Second General, Series 2003A, 5.250%, 4/01/23
              (Pre-refunded to 4/01/13) - MBIA Insured

       2,170 New York State Thruway Authority, Highway and Bridge Trust    4/14 at 100.00       AAA      2,350,045
              Fund Bonds, Second General, Series 2004, 5.000%, 4/01/20
              (Pre-refunded to 4/01/14) - MBIA Insured

       5,745 New York State Thruway Authority, Local Highway and Bridge      No Opt. Call       AAA      7,835,491
              Service Contract Bonds, DRIVERS, Series 145,
              11.671%, 10/01/08 (IF) - AMBAC Insured

       3,000 New York State Thruway Authority, Local Highway and Bridge    4/11 at 100.00    AA-***      3,308,040
              Service Contract Bonds, Series 2001, 5.250%, 4/01/17
              (Pre-refunded to 4/01/11)

             New York State Urban Development Corporation, State
             Personal Income Tax Revenue Bonds, State Facilities and
             Equipment, Series 2002A:
       1,500  5.375%, 3/15/18 (Pre-refunded to 3/15/12)                    3/12 at 100.00     AA***      1,683,285
       3,500  5.125%, 3/15/27 (Pre-refunded to 3/15/12)                    3/12 at 100.00     AA***      3,876,565

       2,000 New York State Urban Development Corporation, State           3/13 at 100.00     AA***      2,215,000
              Personal Income Tax Revenue Bonds, State Facilities and
              Equipment, Series 2002C-1, 5.000%, 3/15/33 (Pre-refunded
              to 3/15/13)

       2,000 Niagara Falls City School District, Niagara County, New       6/08 at 101.00       AAA      2,150,000
              York, Certificates of Participation, High School Facility,
              Series 1998, 5.375%, 6/15/28 (Pre-refunded to 6/15/08) -
              MBIA Insured

       1,420 Niagara Falls City School District, Niagara County, New       6/09 at 101.00   BBB-***      1,613,475
              York, Certificates of Participation, High School Facility,
              Series 2000, 6.625%, 6/15/28 (Pre-refunded to 6/15/09)

----
34

   Principal                                                                Optional Call                   Market
Amount (000) Description                                                      Provisions* Ratings**          Value
------------------------------------------------------------------------------------------------------------------
             U.S. Guaranteed *** (continued)

    $  2,500 Westchester Tobacco Asset Securitization Corporation, New     7/10 at 101.00    BBB*** $    2,930,250
              York, Tobacco Settlement Asset-Backed Bonds, Series 1999,
              6.750%, 7/15/29 (Pre-refunded to 7/15/10)

         225 Yonkers, New York, General Obligation Bonds, School Issue,    6/09 at 101.00       AAA        242,975
              Series 1999C, 5.000%, 6/01/19 (Pre-refunded to 6/01/09) -
              FGIC Insured

             Yonkers Industrial Development Agency, New York, Revenue
             Bonds, Community Development Properties - Yonkers Inc.
             Project, Series 2001A:
       1,000  6.250%, 2/01/16 (Pre-refunded to 2/01/11)                    2/11 at 100.00   BBB-***      1,114,380
       1,960  6.625%, 2/01/26 (Pre-refunded to 2/01/11)                    2/11 at 100.00   BBB-***      2,297,002
------------------------------------------------------------------------------------------------------------------
             Utilities - 9.3%

             Long Island Power Authority, New York, Electric System
              General Revenue Bonds, Series 1998A:
       3,000  5.125%, 12/01/22 - FSA Insured                               6/08 at 101.00       AAA      3,171,690
       1,000  5.250%, 12/01/26 - AMBAC Insured                             6/08 at 101.00       AAA      1,062,120
       1,000  5.250%, 12/01/26                                             6/08 at 101.00        A-      1,053,320

       2,350 Long Island Power Authority, New York, Electric System          No Opt. Call       AAA      1,293,346
              General Revenue Bonds, Series 2000A, 0.000%, 6/01/20 - FSA
              Insured

       2,000 Long Island Power Authority, New York, Electric System        9/11 at 100.00        A-      2,168,140
              General Revenue Bonds, Series 2001A, 5.375%, 9/01/25

       1,000 Long Island Power Authority, New York, Electric System        5/11 at 100.00        A-      1,060,820
              General Revenue Bonds, Series 2001L, 5.375%, 5/01/33

       5,000 Long Island Power Authority, New York, Electric System        9/13 at 100.00       AAA      5,486,500
              General Revenue Bonds, Series 2003C, 5.000%, 9/01/16 -
              CIFG Insured

       2,950 New York City Industrial Development Agency, New York,       10/08 at 102.00      BBB-      2,955,635
              Revenue Bonds, Brooklyn Navy Yard Cogeneration Partners
              LP, Series 1997, 5.750%, 10/01/36 (Alternative Minimum Tax)

       3,500 New York State Energy Research and Development Authority,     3/08 at 101.50       AAA      3,559,850
              Pollution Control Revenue Bonds, New York State Electric
              and Gas Corporation, Series 2005A, 4.100%, 3/15/15 - MBIA
              Insured

       3,000 New York State Power Authority, General Revenue Bonds,       11/10 at 100.00       Aa2      3,222,570
              Series 2000A, 5.250%, 11/15/40

       1,500 Niagara County Industrial Development Agency, New York,      11/11 at 101.00      Baa3      1,601,535
              Solid Waste Disposal Facility Revenue Bonds, American
              Ref-Fuel Company of Niagara LP, Series 2001A,
              5.450%, 11/15/26 (Alternative Minimum Tax) (Mandatory put
              11/15/12)

         200 Niagara County Industrial Development Agency, New York,      11/11 at 101.00      Baa3        212,930
              Solid Waste Disposal Facility Revenue Refunding Bonds,
              American Ref-Fuel Company of Niagara LP, Series 2001D,
              5.550%, 11/15/24 (Mandatory put 11/15/15)

       1,250 Puerto Rico Electric Power Authority, Power Revenue Bonds,    7/15 at 100.00       AAA      1,344,938
              Series 2005RR, 5.000%, 7/01/35 - FGIC Insured

             Suffolk County Industrial Development Agency, New York,
             Revenue Bonds, Nissequogue Cogeneration Partners Facility,
             Series 1998:
       1,800  5.300%, 1/01/13 (Alternative Minimum Tax)                    1/09 at 101.00       N/R      1,822,356
       4,000  5.500%, 1/01/23 (Alternative Minimum Tax)                    1/09 at 101.00       N/R      4,041,800
------------------------------------------------------------------------------------------------------------------
             Water and Sewer - 5.4%

             Monroe County Water Authority, New York, Water System
             Revenue Bonds, Series 2001:
         850  5.150%, 8/01/22                                              8/11 at 101.00        AA        919,369
       2,250  5.250%, 8/01/36                                              8/11 at 101.00        AA      2,439,225

         275 New York City Municipal Water Finance Authority, New York,    6/09 at 101.00       AAA        297,875
              Water and Sewerage System Revenue Bonds, Fiscal Series
              2000A, 5.500%, 6/15/32 - FGIC Insured

       3,015 New York City Municipal Water Finance Authority, New York,    6/10 at 101.00       AA+      3,295,727
              Water and Sewerage System Revenue Bonds, Fiscal Series
              2001A, 5.500%, 6/15/33

       2,225 New York City Municipal Water Finance Authority, New York,    6/12 at 100.00       AA+      2,465,812
              Water and Sewerage System Revenue Bonds, Fiscal Series
              2003A, 5.375%, 6/15/19

       4,000 New York State Environmental Facilities Corporation, State   11/12 at 100.00       AAA      4,432,800
              Clean Water and Drinking Water Revolving Funds Revenue
              Bonds, Pooled Loan Issue, Series 2002F, 5.250%, 11/15/18

----
35

Portfolio of Investments (Unaudited)
NUVEEN NEW YORK MUNICIPAL BOND FUND (continued)
August 31, 2005

   Principal                                                               Optional Call                   Market
Amount (000) Description                                                     Provisions* Ratings**          Value
-----------------------------------------------------------------------------------------------------------------
             Water and Sewer (continued)

    $  1,000 Niagara Falls Public Water Authority, New York, Water and    7/06 at 100.00       AAA $    1,023,746
              Sewer Revenue Bonds, Series 2003A, 5.500%, 7/15/24 - MBIA
              Insured

       2,950 Niagara Falls Public Water Authority, New York, Water and    7/15 at 100.00       AAA      3,164,873
              Sewer Revenue Bonds, Series 2005, 5.000%, 7/15/27 - XLCA
              Insured

       1,455 Western Nassau County Water Authority, New York, Water       5/15 at 100.00       Aaa      1,598,167
              System Revenue Bonds, Series 2005, 5.000%, 5/01/18 - AMBAC
              Insured
-----------------------------------------------------------------------------------------------------------------
    $332,340 Total Long-Term Investments (cost $337,889,931) - 98.8%                                  361,802,742
-----------------------------------------------------------------------------------------------------------------
------------
             Short-Term Investments - 1.3%

       4,700 Puerto Rico Government Development Bank, Adjustable                            VMIG-1      4,700,000
              Refunding Bonds, Variable Rate Demand Obligations, Series
              1985, 2.220%, 12/01/15 - MBIA Insured+
-----------------------------------------------------------------------------------------------------------------
    $  4,700 Total Short-Term Investments (cost $4,700,000)                                             4,700,000
-----------------------------------------------------------------------------------------------------------------
------------
             Total Investments (cost $342,589,931) - 100.1%                                           366,502,742
             ---------------------------------------------------------------------------------------------------
             Other Assets Less Liabilities - (0.1)%                                                     (506,072)
             ---------------------------------------------------------------------------------------------------
             Net Assets - 100%                                                                     $  365,996,670
             ---------------------------------------------------------------------------------------------------

           * Optional Call Provisions: Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates.
           ** Ratings: Using the higher of Standard & Poor's or Moody's rating. ***Securities are backed by an escrow or trust containing sufficient
              U.S. Government or U.S. Government agency securities which ensures the timely payment of principal and interest. Such securities are normally considered to be equivalent to AAA rated securities.
           N/RInvestment is not rated.
          (WI)Security purchased on a when-issued basis.
           + Security has a maturity of more than one year, but has variable rate and demand features which qualify it as a short-term security. The rate disclosed is that in effect at the end of the reporting period. This rate changes periodically based on market conditions or a specified market index.
          (IF)Inverse floating rate security.

----
36

                                See accompanying notes to financial statements.

Portfolio of Investments (Unaudited)
NUVEEN NEW YORK INSURED MUNICIPAL BOND FUND
August 31, 2005


   Principal                                                                Optional Call                   Market
Amount (000) Description                                                      Provisions* Ratings**          Value
------------------------------------------------------------------------------------------------------------------
             Education and Civic Organizations - 7.9%

    $  1,000 Allegany County Industrial Development Agency, New York,      8/08 at 102.00       Aaa $    1,057,120
              Revenue Bonds, Alfred University, Series 1998, 5.000%,
              8/01/28 - MBIA Insured

       3,095 Amherst Industrial Development Agency, New York, Revenue      8/10 at 102.00       AAA      3,475,592
              Bonds, UBF Faculty/Student Housing Corporation, University
              of Buffalo Project, Series 2000A, 5.750%, 8/01/30 - AMBAC
              Insured

       1,110 Amherst Industrial Development Agency, New York, Revenue      8/12 at 101.00       AAA      1,204,095
              Bonds, UBF Faculty/Student Housing Corporation, University
              of Buffalo Creekside Project, Series 2002A,
              5.000%, 8/01/22 - AMBAC Insured

       1,750 New York City Trust for Cultural Resources, New York,         4/07 at 101.00       AAA      1,833,248
              Revenue Bonds, American Museum of Natural History, Series
              1997A, 5.650%, 4/01/27 - MBIA Insured

       1,145 New York City Industrial Development Agency, New York,        6/07 at 102.00       Aaa      1,220,181
              Civic Facility Revenue Bonds, Anti- Defamation League
              Foundation, Series 1997A, 5.600%, 6/01/17 - MBIA Insured

       1,000 Dormitory Authority of the State of New York, Lease Revenue     No Opt. Call       AAA      1,115,680
              Bonds, State University Dormitory Facilities, Series
              2003B, 5.250%, 7/01/32 (Mandatory put 7/01/13) - XLCA
              Insured

       4,000 Dormitory Authority of the State of New York, Consolidated      No Opt. Call       AAA      4,622,120
              Revenue Bonds, City University System, Series 1993A,
              5.750%, 7/01/13 - MBIA Insured

       3,000 Dormitory Authority of the State of New York, Insured         7/08 at 101.00       Aaa      3,160,740
              Revenue Bonds, Ithaca College, Series 1998,
              5.000%, 7/01/21 - AMBAC Insured

       1,345 Dormitory Authority of the State of New York, Revenue           No Opt. Call       AAA      1,576,206
              Bonds, City University of New York, Series 2005A,
              5.500%, 7/01/18 - FGIC Insured

       5,280 Dormitory Authority of the State of New York, Revenue         7/10 at 101.00       AAA      4,447,766
              Bonds, University of Rochester, Series 2000A,
              0.000%, 7/01/25 - MBIA Insured

       1,000 Dormitory Authority of the State of New York, Revenue         7/11 at 101.00       AAA      1,089,450
              Bonds, Canisius College, Series 2000, 5.250%, 7/01/30 -
              MBIA Insured

       1,000 Dormitory Authority of the State of New York, General           No Opt. Call       AAA      1,227,140
              Revenue Bonds, New York University, Series 2001-1,
              5.500%, 7/01/40 - AMBAC Insured

       1,000 Dormitory Authority of the State of New York, Insured         7/11 at 100.00       AAA      1,045,430
              Revenue Bonds, Yeshiva University, Series 2001,
              5.000%, 7/01/30 - AMBAC Insured

       1,490 Dormitory Authority of the State of New York, Insured         7/12 at 100.00       AAA      1,605,013
              Revenue Bonds, Fordham University, Series 2002,
              5.000%, 7/01/21 - FGIC Insured
------------------------------------------------------------------------------------------------------------------
             Healthcare - 15.7%

             New York City Health and Hospitals Corporation, New York,
             Health System Revenue Bonds, Series 2003A:
       2,000  5.250%, 2/15/21 - AMBAC Insured                              2/13 at 100.00       AAA      2,203,080
       1,750  5.250%, 2/15/22 - AMBAC Insured                              2/13 at 100.00       AAA      1,927,695

       6,510 Dormitory Authority of New York, Revenue Bonds, St.           2/06 at 102.00       AAA      6,817,923
              Vincent's Hospital and Medical Center, Series 1995,
              5.800%, 8/01/25 - AMBAC Insured

       3,305 Dormitory Authority of the State of New York, FHA-Insured     2/06 at 104.00       AAA      3,443,314
              Mortgage Hospital Revenue Bonds, Millard Fillmore
              Hospitals, Series 1997, 5.375%, 2/01/32 - AMBAC Insured

       2,500 Dormitory Authority of the State of New York, Secured         2/08 at 101.50       AAA      2,625,525
              Hospital Insured Revenue Bonds, Southside Hospital, Series
              1998, 5.000%, 2/15/25 - MBIA Insured

       4,000 Dormitory Authority of the State of New York, FHA-Insured     2/08 at 102.00       AAA      4,272,800
              Mortgage Revenue Refunding Bonds, United Health Services,
              Series 1997, 5.375%, 8/01/27 - AMBAC Insured

       6,115 Dormitory Authority of the State of New York, FHA-Insured     2/08 at 101.00       AAA      6,237,973
              Mortgage Hospital Revenue Bonds, New York and Presbyterian
              Hospital, Series 1998, 4.750%, 8/01/27 - AMBAC Insured

       3,000 Dormitory Authority of the State of New York, Revenue        11/08 at 101.00       AAA      3,175,350
              Bonds, North Shore Health System Obligated Group, Series
              1998, 5.000%, 11/01/23 - MBIA Insured

       1,910 Dormitory Authority of the State of New York, FHA-Insured     2/15 at 100.00       AAA      2,036,194
              Mortgage Revenue Bonds, Montefiore Hospital, Series 2004,
              5.000%, 8/01/29 - FGIC Insured

----
37

Portfolio of Investments (Unaudited)
NUVEEN NEW YORK INSURED MUNICIPAL BOND FUND (continued)
August 31, 2005

   Principal                                                               Optional Call                   Market
Amount (000) Description                                                     Provisions* Ratings**          Value
-----------------------------------------------------------------------------------------------------------------
             Healthcare (continued)

    $  2,460 Dormitory Authority of the State of New York, Revenue        8/14 at 100.00       AAA $    2,734,511
              Bonds, New York and Presbyterian Hospital, Series 2004A,
              5.250%, 8/15/15 - FSA Insured

       2,000 Dormitory Authority of the State of New York, Revenue        7/13 at 100.00       AAA      2,162,320
              Bonds, Memorial Sloan-Kettering Cancer Center, Series
              2003-1, 5.000%, 7/01/21 - MBIA Insured

       2,000 Dormitory Authority of the State of New York, FHA-Insured    8/09 at 101.00       AAA      2,164,140
              Mortgage Hospital Revenue Bonds, Montefiore Medical
              Center, Series 1999, 5.500%, 8/01/38 - AMBAC Insured

       3,125 Dormitory Authority of the State of New York, Revenue        7/09 at 101.00       AAA      3,406,344
              Bonds, Catholic Health Services of Long Island Obligated
              Group - St. Charles Hospital and Rehabilitation Center,
              Series 1999A, 5.500%, 7/01/22 - MBIA Insured

       2,260 Dormitory Authority of the State of New York, Hospital       7/09 at 101.00       AAA      2,446,427
              Revenue Bonds, Catholic Health Services of Long Island
              Obligated Group - St. Francis Hospital, Series 1999A,
              5.500%, 7/01/29 - MBIA Insured

       1,000 Dormitory Authority of the State of New York, Insured        7/09 at 101.00       AAA      1,093,470
              Revenue Bonds, New Island Hospital, Series 1999A,
              5.750%, 7/01/19 - AMBAC Insured

       5,000 Dormitory Authority of the State of New York, Revenue        7/11 at 101.00       AAA      5,428,600
              Bonds, Winthrop South Nassau University Health System
              Obligated Group, Series 2001A, 5.250%, 7/01/31 - AMBAC
              Insured

       2,890 New York State Medical Care Facilities Finance Agency,       2/06 at 101.00       AAA      2,931,934
              FHA-Insured Mortgage Revenue Bonds, Montefiore Medical
              Center, Series 1995A, 5.750%, 2/15/15 - AMBAC Insured

       1,910 Dormitory Authority of the State of New York, FHA-Insured    8/12 at 100.00       AAA      2,035,678
              Mortgage Hospital Revenue Bonds, St. Barnabas Hospital,
              Series 2002A, 5.125%, 2/01/22 - AMBAC Insured
-----------------------------------------------------------------------------------------------------------------
             Housing/Multifamily - 4.7%

       4,030 New York City Housing Development Corporation, New York,     7/15 at 100.00       AAA      4,349,660
              Capital Fund Program Revenue Bonds, Series 2005A,
              5.000%, 7/01/25 - FGIC Insured

       2,511 New York City Housing Development Corporation, New York,     9/05 at 105.00       AAA      2,641,814
              Multifamily Housing Revenue Bonds, Pass- Through
              Certificates, Series 1991C, 6.500%, 2/20/19 - AMBAC Insured

             New York State Housing Finance Agency, Mortgage Revenue
             Refunding Bonds, Housing Project, Series 1996A:
       5,005  6.100%, 11/01/15 - FSA Insured                              5/06 at 102.00       AAA      5,223,568
       4,525  6.125%, 11/01/20 - FSA Insured                              5/06 at 102.00       AAA      4,709,846
-----------------------------------------------------------------------------------------------------------------
             Long-Term Care - 3.5%

       4,250 East Rochester Housing Authority, New York, FHA-Insured      8/07 at 102.00       AAA      4,529,055
              Mortgage Revenue Bonds, St. John's Meadows Project, Series
              1997A, 5.700%, 8/01/27 - MBIA Insured

       2,000 Dormitory Authority of the State of New York, Insured        7/15 at 100.00       AAA      2,131,840
              Revenue Bonds, NYSARC Inc., Series 2005A, 5.000%, 7/01/34
              - FSA Insured

       2,000 Dormitory Authority of the State of New York, FHA-Insured    8/10 at 101.00       AAA      2,192,240
              Nursing Home Mortgage Revenue Bonds, Augustana Lutheran
              Home for the Aged Inc., Series 2000A, 5.500%, 8/01/38 -
              MBIA Insured

       3,665 Dormitory Authority of the State of New York, FHA-Insured    8/11 at 101.00       AAA      3,954,095
              Nursing Home Mortgage Revenue Bonds, Norwegian Christian
              Home and Health Center, Series 2001, 5.200%, 8/01/36 -
              MBIA Insured
-----------------------------------------------------------------------------------------------------------------
             Tax Obligation/General - 14.6%

       1,150 Binghamton, New York, General Obligation Bonds, Series       8/15 at 100.00       Aaa      1,280,123
              2005, 5.000%, 8/15/16 - FSA Insured

             Erie County, New York, General Obligation Bonds, Series
             2003A:
       1,000  5.250%, 3/15/15 - FGIC Insured                              3/13 at 100.00       Aaa      1,114,720
       1,000  5.250%, 3/15/16 - FGIC Insured                              3/13 at 100.00       Aaa      1,110,870
       1,000  5.250%, 3/15/17 - FGIC Insured                              3/13 at 100.00       Aaa      1,110,170
       1,000  5.250%, 3/15/18 - FGIC Insured                              3/13 at 100.00       Aaa      1,108,080

             Saratoga County, Half Moon, New York, Public Improvement
             Bonds, Series 1991:
         385  6.500%, 6/01/09 - AMBAC Insured                               No Opt. Call       AAA        431,200
         395  6.500%, 6/01/10 - AMBAC Insured                               No Opt. Call       AAA        452,931
         395  6.500%, 6/01/11 - AMBAC Insured                               No Opt. Call       AAA        461,135

       2,295 Harborsfield Central School District, Suffolk County, New    6/11 at 100.00       Aaa      2,489,570
              York, General Obligation Bonds, Series 2001,
              5.000%, 6/01/19 - FSA Insured

----
38

   Principal                                                                Optional Call                   Market
Amount (000) Description                                                      Provisions* Ratings**          Value
------------------------------------------------------------------------------------------------------------------
             Tax Obligation/General (continued)

    $    475 Middle Country Central School District, Suffolk County, New     No Opt. Call       AAA $      531,012
              York, General Obligation Bonds, Series 1991A,
              6.900%, 12/15/08 - AMBAC Insured

       2,250 Monroe County, New York, General Obligation Public            3/12 at 100.00       AAA      2,444,018
              Improvement Bonds, Series 2002, 5.000%, 3/01/16 - FGIC
              Insured

       2,000 Monroe Woodbury Central School District, Orange County, New   5/14 at 100.00       AAA      2,031,200
              York, General Obligation Bonds, Series 2004A,
              4.250%, 5/15/22 - FGIC Insured

             Mount Sinai Union Free School District, Suffolk County, New
             York, General Obligation Refunding Bonds, Series 1992:
         500  6.200%, 2/15/15 - AMBAC Insured                                No Opt. Call       AAA        604,290
       1,035  6.200%, 2/15/16 - AMBAC Insured                                No Opt. Call       AAA      1,261,365

          60 New York City, New York, General Obligation Bonds, Fiscal     2/06 at 100.00       AAA         60,168
              Series 1992C, 6.250%, 8/01/10 - FSA Insured

             New York City, New York, General Obligation Bonds, Fiscal
             Series 2001D:
       3,000  5.250%, 8/01/15 - MBIA Insured                               8/10 at 101.00       AAA      3,279,660
       2,000  5.000%, 8/01/16 - FGIC Insured                               8/10 at 101.00       AAA      2,161,120

       2,460 New York City, New York, General Obligation Bonds, Fiscal    11/11 at 101.00       AAA      2,719,555
              Series 2002A, 5.250%, 11/01/15 - MBIA Insured

       4,250 New York City, New York, General Obligation Bonds, Fiscal     8/14 at 100.00       AAA      4,644,315
              Series 2004I, 5.000%, 8/01/17 - MBIA Insured

       3,000 New York City, New York, General Obligation Bonds, Fiscal       No Opt. Call       AAA      3,337,470
              Series 2004B, 5.250%, 8/01/12 - FSA Insured

             New York City, New York, General Obligation Bonds, Fiscal
             Series 2004E:
       1,100  5.000%, 11/01/13 - FSA Insured                                 No Opt. Call       AAA      1,214,213
       2,030  5.000%, 11/01/14 - FSA Insured                                 No Opt. Call       AAA      2,250,458

             New York City, New York, General Obligation Bonds, Fiscal
             Series 2005O:
       2,500  5.000%, 6/01/17 - FSA Insured                                6/15 at 100.00       AAA      2,749,875
       2,500  5.000%, 6/01/18 - FSA Insured                                6/15 at 100.00       AAA      2,739,175

       1,000 New York City, New York, General Obligation Bonds, Fiscal     8/15 at 100.00       AAA      1,097,050
              Series 2005P, 5.000%, 8/01/18 - MBIA Insured

       1,505 Nassau County, North Hempstead, New York, General               No Opt. Call       AAA      1,823,022
              Obligation Refunding Bonds, Series 1992B, 6.400%, 4/01/14
              - FGIC Insured

             Rensselaer County, New York, General Obligation Bonds,
             Series 1991:
         960  6.700%, 2/15/13 - AMBAC Insured                                No Opt. Call       AAA      1,164,106
         960  6.700%, 2/15/14 - AMBAC Insured                                No Opt. Call       AAA      1,181,568
         960  6.700%, 2/15/15 - AMBAC Insured                                No Opt. Call       AAA      1,198,445

             Rondout Valley Central School District, Ulster County, New
             York, General Obligation Bonds, Series 1991:
         550  6.850%, 6/15/09 - FGIC Insured                                 No Opt. Call       AAA        622,132
         550  6.850%, 6/15/10 - FGIC Insured                                 No Opt. Call       AAA        637,489

       1,500 West Islip Union Free School District, Suffolk County, New   10/15 at 100.00       Aaa      1,664,820
              York, General Obligation Bonds, Series 2005, 5.000%,
              10/01/16 - FSA Insured

       1,985 Yonkers, New York, General Obligation Bonds, Series 2005B,    8/15 at 100.00       AAA      2,184,532
              5.000%, 8/01/17 - MBIA Insured
------------------------------------------------------------------------------------------------------------------
             Tax Obligation/Limited - 22.9%

       1,215 Buffalo Fiscal Stability Authority, New York, Sales Tax       9/15 at 100.00       AAA      1,329,538
              Revenue State Aid Secured Bonds, Series 2005A,
              5.000%, 9/01/19 - MBIA Insured

       1,000 Erie County Industrial Development Agency, New York, School   5/12 at 100.00       AAA      1,134,930
              Facility Revenue Bonds, Buffalo City School District,
              Series 2003, 5.750%, 5/01/19 - FSA Insured

       1,100 Erie County Industrial Development Agency, New York, School   5/14 at 100.00       AAA      1,270,247
              Facility Revenue Bonds, Buffalo City School District,
              Series 2004, 5.750%, 5/01/26 - FSA Insured

----
39

Portfolio of Investments (Unaudited)
NUVEEN NEW YORK INSURED MUNICIPAL BOND FUND (continued)
August 31, 2005

   Principal                                                                Optional Call                   Market
Amount (000) Description                                                      Provisions* Ratings**          Value
------------------------------------------------------------------------------------------------------------------
             Tax Obligation/Limited (continued)

             Metropolitan Transportation Authority, New York, State
             Service Contract Refunding Bonds, Series 2002A:
    $  2,000  5.500%, 1/01/20 - MBIA Insured                               7/12 at 100.00       AAA $    2,233,400
       1,350  5.000%, 7/01/25 - FGIC Insured                               7/12 at 100.00       AAA      1,447,456

       5,000 Metropolitan Transportation Authority, New York, Dedicated   11/12 at 100.00       AAA      5,469,450
              Tax Fund Bonds, Series 2002A, 5.250%, 11/15/25 - FSA
              Insured

       1,700 New York City Transitional Finance Authority, New York,      11/11 at 101.00       AAA      1,792,463
              Future Tax Secured Bonds, Fiscal Series 2002B,
              5.000%, 5/01/30 - MBIA Insured

             New York City Transitional Finance Authority, New York,
             Future Tax Secured Bonds, Fiscal Series 2003C:
       2,000  5.250%, 8/01/20 - AMBAC Insured                              8/12 at 100.00       AAA      2,195,260
       1,700  5.250%, 8/01/22 - AMBAC Insured                              8/12 at 100.00       AAA      1,865,971

       3,000 New York City Transitional Finance Authority, New York,       2/13 at 100.00       AAA      3,245,790
              Future Tax Secured Refunding Bonds, Fiscal Series 2003D,
              5.000%, 2/01/22 - MBIA Insured

       1,330 New York City Transitional Finance Authority, New York,       2/13 at 100.00       AAA      1,469,863
              Future Tax Secured Bonds, Fiscal Series 2003E,
              5.250%, 2/01/22 - MBIA Insured

       1,000 Dormitory Authority of the State of New York, Lease Revenue   8/14 at 100.00       AAA      1,069,580
              Bonds, Wayne-Finger Lakes Board of Cooperative Education
              Services, Series 2004, 5.000%, 8/15/23 - FSA Insured

             Dormitory Authority of the State of New York, Revenue
             Bonds, Mental Health Services Facilities Improvements,
             Series 2005D:
         745  5.000%, 2/15/14 - FGIC Insured                                 No Opt. Call       AAA        822,152
       1,370  5.000%, 8/15/14 - FGIC Insured                                 No Opt. Call       AAA      1,516,796

         220 Dormitory Authority of the State of New York, Improvement     8/10 at 100.00       AAA        236,441
              Revenue Bonds, Mental Health Services Facilities, Series
              2000D, 5.250%, 8/15/30 - FSA Insured

       2,410 Dormitory Authority of the State of New York, Revenue         7/14 at 100.00       AAA      2,611,042
              Bonds, Department of Health, Series
              2004-2, 5.000%, 7/01/20 - FGIC Insured

         245 Dormitory Authority of the State of New York, Improvement     8/09 at 101.00       AAA        263,123
              Revenue Bonds, Mental Health Services Facilities, Series
              1999D, 5.250%, 2/15/29 - FSA Insured

       2,000 New York State Local Government Assistance Corporation,         No Opt. Call       AAA      2,257,220
              Revenue Bonds, Series 1993E, 5.250%, 4/01/16 - FSA Insured

             New York State Municipal Bond Bank Agency, Buffalo, Special
             Program Revenue Bonds, Series 2001A:
       1,185  5.250%, 5/15/25 - AMBAC Insured                              5/11 at 100.00       AAA      1,283,059
       1,250  5.250%, 5/15/26 - AMBAC Insured                              5/11 at 100.00       AAA      1,353,438

             Dormitory Authority of the State of New York, Revenue
             Bonds, School Districts Financing Program, Series 2002D:
       6,275  5.250%, 10/01/23 - MBIA Insured                             10/12 at 100.00       AAA      6,888,319
         875  5.000%, 10/01/30 - MBIA Insured                             10/12 at 100.00       AAA        922,136

       5,385 New York State Thruway Authority, Highway and Bridge Trust      No Opt. Call       AAA      6,352,738
              Fund Bonds, Second Generation, Series 2005B,
              5.500%, 4/01/20 (WI, settling 9/08/05) - AMBAC Insured

       1,000 New York State Thruway Authority, Highway and Bridge Trust    4/14 at 100.00       AAA      1,075,400
              Fund Bonds, Second General, Series 2004, 5.000%, 4/01/23 -
              MBIA Insured

       1,900 New York State Thruway Authority, Highway and Bridge Trust      No Opt. Call       AAA      2,111,052
              Fund Bonds, Series 2004B, 5.250%, 4/01/12 - AMBAC Insured

       1,200 New York State Thruway Authority, State Personal Income Tax   9/14 at 100.00       AAA      1,293,564
              Revenue Bonds, Series 2004A, 5.000%, 3/15/24 - AMBAC
              Insured

       2,380 New York State Thruway Authority, State Personal Income Tax   3/15 at 100.00       AAA      2,595,747
              Revenue Bonds, Series 2005A, 5.000%, 3/15/20 - FSA Insured

         675 Niagara Falls City School District, Niagara County, New       6/15 at 100.00       AAA        718,774
              York, Certificates of Participation, High School Facility,
              Series 2005, 5.000%, 6/15/28 - FSA Insured

----
40

   Principal                                                                Optional Call                   Market
Amount (000) Description                                                      Provisions* Ratings**          Value
------------------------------------------------------------------------------------------------------------------
             Tax Obligation/Limited (continued)

             Puerto Rico Highway and Transportation Authority, Highway
             Revenue Refunding Bonds, Series 2002E:
    $  1,525  5.500%, 7/01/14 - FSA Insured                                  No Opt. Call       AAA $    1,761,848
       4,000  5.500%, 7/01/18 - FSA Insured                                  No Opt. Call       AAA      4,718,880

             New York City Sales Tax Asset Receivable Corporation, New
             York, Dedicated Revenue Bonds, Local Government Assistance
             Corporation, Series 2004A:
       1,500  5.000%, 10/15/24 - MBIA Insured                             10/14 at 100.00       AAA      1,624,965
       1,670  5.000%, 10/15/25 - MBIA Insured                             10/14 at 100.00       AAA      1,807,808
       1,225  5.000%, 10/15/26 - MBIA Insured                             10/14 at 100.00       AAA      1,321,212
       4,020  5.000%, 10/15/29 - AMBAC Insured                            10/14 at 100.00       AAA      4,313,420
         500  5.000%, 10/15/32 - AMBAC Insured                            10/14 at 100.00       AAA        533,820

             New York State Tobacco Settlement Financing Corporation,
             Tobacco Settlement Asset-Backed and State Contingency
             Contract-Backed Bonds, Series 2003A-1:
       3,900  5.250%, 6/01/20 - AMBAC Insured                              6/13 at 100.00       AAA      4,291,443
         250  5.250%, 6/01/21 - AMBAC Insured                              6/13 at 100.00       AAA        274,210
       5,400  5.250%, 6/01/22 - AMBAC Insured                              6/13 at 100.00       AAA      5,903,982
------------------------------------------------------------------------------------------------------------------
             Transportation - 12.5%

       2,500 Albany County Airport Authority, New York, Airport Revenue   12/07 at 102.00       AAA      2,658,750
              Bonds, Series 1997, 5.500%, 12/15/19 (Alternative Minimum
              Tax) - FSA Insured

       4,250 Metropolitan Transportation Authority, New York,             11/12 at 100.00       AAA      4,797,060
              Transportation Revenue Refunding Bonds, Series 2002A,
              5.500%, 11/15/18 - AMBAC Insured

       3,450 Metropolitan Transportation Authority, New York,             11/12 at 100.00       AAA      4,763,484
              Transportation Revenue Bonds, DRIVERS Series 267, Series
              2002E, 10.908%, 11/15/18 (IF) - MBIA Insured

       1,500 Metropolitan Transportation Authority, New York,                No Opt. Call       AAA      1,673,880
              Transportation Revenue Bonds, Series
              2003A, 5.000%, 11/15/15 - FGIC Insured

       3,850 Metropolitan Transportation Authority, New York,             11/15 at 100.00       AAA      4,118,114
              Transportation Revenue Bonds, Series
              2005B, 5.000%, 11/15/35 - MBIA Insured

       2,175 New York State Thruway Authority, General Revenue Bonds,      1/15 at 100.00       AAA      2,322,813
              Series 2005F, 5.000%, 1/01/30 - AMBAC Insured

             Niagara Frontier Airport Authority, New York, Airport
             Revenue Bonds, Buffalo Niagara International Airport,
             Series 1998:
       1,000  5.000%, 4/01/18 (Alternative Minimum Tax) - FGIC Insured     4/08 at 101.00       AAA      1,028,960
       1,500  5.000%, 4/01/28 (Alternative Minimum Tax) - FGIC Insured     4/08 at 101.00       AAA      1,536,030

       3,000 Niagara Frontier Airport Authority, New York, Airport         4/09 at 101.00       AAA      3,220,950
              Revenue Bonds, Buffalo Niagara International Airport,
              Series 1999A, 5.625%, 4/01/29 (Alternative Minimum Tax) -
              MBIA Insured

       2,000 Port Authority of New York and New Jersey, Consolidated      10/07 at 101.00       AAA      2,119,860
              Revenue Bonds, One Hundred Twentieth Series 2000,
              5.750%, 10/15/26 (Alternative Minimum Tax) - MBIA Insured

       3,000 Port Authority of New York and New Jersey, Special Project   12/07 at 100.00       AAA      3,158,160
              Bonds, JFK International Air Terminal LLC, Sixth Series
              1997, 5.750%, 12/01/25 (Alternative Minimum Tax) - MBIA
              Insured

             Port Authority of New York and New Jersey, Consolidated
             Revenue Bonds, One Hundred Fortieth Series 2005:
       1,000  5.000%, 12/01/19 - FSA Insured                               6/15 at 101.00       AAA      1,101,730
       2,000  5.000%, 12/01/28 - XLCA Insured                              6/15 at 101.00       AAA      2,152,620

       2,500 Triborough Bridge and Tunnel Authority, New York, General     1/12 at 100.00       AAA      2,735,325
              Purpose Revenue Bonds, Series 2002A, 5.250%, 1/01/19 -
              FGIC Insured

             Triborough Bridge and Tunnel Authority, New York,
             Subordinate Lien General Purpose Revenue Refunding Bonds,
             Series 2002E:
         780  5.500%, 11/15/20 - MBIA Insured                                No Opt. Call       AAA        925,556
       2,300  5.250%, 11/15/22 - MBIA Insured                             11/12 at 100.00       AAA      2,528,137

       3,535 Triborough Bridge and Tunnel Authority, New York, General    11/13 at 100.00       AAA      4,730,961
              Purpose Revenue Bonds, DRIVERS, Series 342, 10.160%,
              11/15/19 (IF)

----
41

Portfolio of Investments (Unaudited)
NUVEEN NEW YORK INSURED MUNICIPAL BOND FUND (continued)
August 31, 2005

   Principal                                                                Optional Call                   Market
Amount (000) Description                                                      Provisions* Ratings**          Value
------------------------------------------------------------------------------------------------------------------
             U.S. Guaranteed *** - 9.1%

             Camden Central School District, Oneida County, New York,
             General Obligation Bonds, Series 1991:
    $    600  7.100%, 6/15/09 - AMBAC Insured                                No Opt. Call       AAA $      687,216
         275  7.100%, 6/15/10 - AMBAC Insured                                No Opt. Call       AAA        323,144

       1,000 Erie County Water Authority, New York, Water Revenue Bonds,  12/09 at 100.00       AAA      1,189,140
              Series 1990B, 6.750%, 12/01/14 - AMBAC Insured

         500 Greece Central School District, Monroe County, New York,        No Opt. Call       AAA        553,505
              General Obligation Bonds, School District Bonds, Series
              1992, 6.000%, 6/15/09 - FGIC Insured

       3,040 Metropolitan Transportation Authority, New York, Commuter     7/07 at 102.00       AAA      3,182,576
              Facilities Revenue Bonds, Series 1997B, 5.125%, 7/01/24 -
              AMBAC Insured

       3,500 Metropolitan Transportation Authority, New York, Commuter     7/13 at 100.00       AAA      3,885,945
              Facilities Revenue Bonds, Series 1997E, 5.000%, 7/01/21
              (Pre-refunded to 7/01/13) - AMBAC Insured

             Metropolitan Transportation Authority, New York, Dedicated
             Tax Fund Bonds, Series 1998A:
       2,865  4.500%, 4/01/18 (Pre-refunded to 10/01/15) - FGIC Insured   10/15 at 100.00       AAA      3,092,682
       1,800  4.750%, 4/01/28 (Pre-refunded to 10/01/15) - FGIC Insured   10/15 at 100.00       AAA      1,977,678

             Metropolitan Transportation Authority, New York, Dedicated
             Tax Fund Bonds, Series 1999A:
       1,000  5.000%, 4/01/17 (Pre-refunded to 10/01/14) - FSA Insured    10/14 at 100.00       AAA      1,116,240
         500  5.000%, 4/01/29 (Pre-refunded to 10/01/14) - FSA Insured    10/14 at 100.00       AAA        558,120

       1,500 Dormitory Authority of the State of New York, Revenue         3/13 at 100.00       AAA      1,661,250
              Bonds, State Personal Income Tax, Series 2003A,
              5.000%, 3/15/32 (Pre-refunded to 3/15/13) - FGIC Insured

             Dormitory Authority of the State of New York, Revenue
             Bonds, State University Educational Facilities,
             Series 2002A:
       2,225  5.125%, 5/15/21 (Pre-refunded to 5/15/12) - FGIC Insured     5/12 at 101.00       AAA      2,486,660
       1,000  5.000%, 5/15/27 (Pre-refunded to 5/15/12) - FGIC Insured     5/12 at 101.00       AAA      1,110,130

       2,000 New York State Thruway Authority, Highway and Bridge Trust    4/12 at 100.00       AAA      2,201,520
              Fund Bonds, Series 2002B, 5.000%, 4/01/20 (Pre-refunded to
              4/01/12) - AMBAC Insured

             New York State Thruway Authority, Highway and Bridge Trust
             Fund Bonds, Series 2002A:
       2,000  5.250%, 4/01/18 (Pre-refunded to 4/01/12) - FSA Insured      4/12 at 100.00       AAA      2,230,900
       1,000  5.250%, 4/01/19 (Pre-refunded to 4/01/12) - FSA Insured      4/12 at 100.00       AAA      1,115,450

       1,500 New York State Thruway Authority, Highway and Bridge Trust    4/13 at 100.00       AAA      1,686,750
              Fund Bonds, Second General, Series 2003A, 5.250%, 4/01/23
              (Pre-refunded to 4/01/13) - MBIA Insured

       1,000 New York State Thruway Authority, Highway and Bridge Trust    4/14 at 100.00       AAA      1,082,970
              Fund Bonds, Second General, Series 2004, 5.000%, 4/01/20
              (Pre-refunded to 4/01/14) - MBIA Insured

             New York State Urban Development Corporation, State
             Personal Income Tax Revenue Bonds, State Facilities and
             Equipment, Series 2002C-1:
       1,000  5.500%, 3/15/20 (Pre-refunded to 3/15/13) - FGIC Insured     3/13 at 100.00       AAA      1,140,530
       1,500  5.500%, 3/15/21 (Pre-refunded to 3/15/13) - FGIC Insured     3/13 at 100.00       AAA      1,710,795
------------------------------------------------------------------------------------------------------------------
             Utilities - 5.5%

             Long Island Power Authority, New York, Electric System
             General Revenue Bonds, Series 1998A:
       6,000  0.000%, 12/01/19 - FSA Insured                                 No Opt. Call       AAA      3,393,300
       3,185  5.125%, 12/01/22 - FSA Insured                               6/08 at 101.00       AAA      3,367,278
       1,000  5.750%, 12/01/24 - FSA Insured                               6/08 at 101.00       AAA      1,078,480
       3,380  5.250%, 12/01/26 - AMBAC Insured                             6/08 at 101.00       AAA      3,589,966
         555  5.250%, 12/01/26 - MBIA Insured                              6/08 at 101.00       AAA        589,477

             Long Island Power Authority, New York, Electric System
              General Revenue Bonds, Series 2000A:
       2,000  0.000%, 6/01/24 - FSA Insured                                  No Opt. Call       AAA        910,700
       2,000  0.000%, 6/01/25 - FSA Insured                                  No Opt. Call       AAA        868,220

             Long Island Power Authority, New York, Electric System
             General Revenue Bonds, Series 2001A:
       1,500  5.000%, 9/01/27 - FSA Insured                                9/11 at 100.00       AAA      1,575,645
       1,500  5.250%, 9/01/28 - FSA Insured                                9/11 at 100.00       AAA      1,629,960

       1,000 New York State Energy Research and Development Authority,     3/09 at 102.00       AAA      1,068,850
              Electric Facilities Revenue Bonds, Long Island Lighting
              Company, Series 1995A, 5.300%, 8/01/25 (Alternative
              Minimum Tax) - MBIA Insured

----
42

   Principal                                                               Optional Call                   Market
Amount (000) Description                                                     Provisions* Ratings**          Value
-----------------------------------------------------------------------------------------------------------------
             Utilities (continued)

    $  1,875 Puerto Rico Electric Power Authority, Power Revenue Bonds,   7/15 at 100.00       AAA $    2,017,406
              Series 2005RR, 5.000%, 7/01/35 - FGIC Insured
-----------------------------------------------------------------------------------------------------------------
             Water and Sewer - 2.9%

       2,955 Buffalo Municipal Water Finance Authority, New York, Water   7/08 at 101.00       AAA      3,108,394
              System Revenue Bonds, Series 1998A, 5.000%, 7/01/28 - FGIC
              Insured

       3,340 New York City Municipal Water Finance Authority, New York,   6/15 at 100.00       AAA      3,595,510
              Water and Sewerage System Revenue Bonds, Fiscal Series
              2005C, 5.000%, 6/15/27 - MBIA Insured

       3,000 New York City Municipal Water Finance Authority, New York,   6/11 at 100.00       AAA      3,249,900
              Water and Sewerage System Revenue Bonds, Fiscal Series
              2002A, 5.250%, 6/15/33 - FGIC Insured

         405 New York City Municipal Water Finance Authority, New York,   6/10 at 101.00       AAA        457,064
              Water and Sewerage System Revenue Bonds, Fiscal Series
              2000B, 6.000%, 6/15/33 - MBIA Insured

          50 New York State Environmental Facilities Corporation, State   9/05 at 100.00       AAA         50,176
              Water Pollution Control Revolving Fund Pooled Revenue
              Bonds, Series 1990C, 7.200%, 3/15/11 - MBIA Insured
-----------------------------------------------------------------------------------------------------------------
    $336,076 Total Long-Term Investments (cost $337,419,239) - 99.3%                                  361,207,488
-----------------------------------------------------------------------------------------------------------------
------------
             Other Assets Less Liabilities - 0.7%                                                       2,573,345
             ---------------------------------------------------------------------------------------------------
             Net Assets - 100%                                                                     $  363,780,833
             ---------------------------------------------------------------------------------------------------

              Primarily all of the bonds in the portfolio are either covered by Original Issue Insurance, Secondary Market Insurance or Portfolio Insurance, or are backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities, any of which ensure the timely payment of principal and interest.
           * Optional Call Provisions: Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates.
           ** Ratings: Using the higher of Standard & Poor's or Moody's rating. ***Securities are backed by an escrow or trust containing sufficient
              U.S. Government or U.S. Government agency securities which ensures the timely payment of principal and interest.
          (WI)Security purchased on a when-issued basis.
          (IF)Inverse floating rate security.

                                See accompanying notes to financial statements.

----
43

Statement of Assets and Liabilities (Unaudited)
August 31, 2005

                                                                                                              New York
                                                                 Connecticut    New Jersey      New York       Insured
----------------------------------------------------------------------------------------------------------------------
Assets
Investments, at market value (cost $271,828,414, $164,137,219,
 $342,589,931, and $337,419,239, respectively)                 $289,307,497  $173,538,542  $366,502,742  $361,207,488
Cash                                                              1,958,147       708,977     2,164,756     4,017,478
Receivables:
  Interest                                                        3,715,730     2,123,956     4,915,127     3,907,906
  Investments sold                                                       --     2,013,047     1,665,555     4,364,315
  Shares sold                                                       223,564       210,215       349,724       101,255
Other assets                                                          9,024           317        12,753        25,453
----------------------------------------------------------------------------------------------------------------------
    Total assets                                                295,213,962   178,595,054   375,610,657   373,623,895
----------------------------------------------------------------------------------------------------------------------
Liabilities
Payables:
  Investments purchased                                                  --     3,129,080     7,717,656     7,541,107
  Shares redeemed                                                   567,781        11,040       300,593       772,858
Accrued expenses:
  Management fees                                                   131,132        78,749       162,042       162,077
  12b-1 distribution and service fees                                82,997        50,274        77,816        43,804
  Other                                                              69,233        49,104        96,441       115,860
Dividends payable                                                   977,148       548,615     1,259,439     1,207,356
----------------------------------------------------------------------------------------------------------------------
    Total liabilities                                             1,828,291     3,866,862     9,613,987     9,843,062
----------------------------------------------------------------------------------------------------------------------
Net assets                                                     $293,385,671  $174,728,192  $365,996,670  $363,780,833
----------------------------------------------------------------------------------------------------------------------
Class A Shares
Net assets                                                     $225,263,904  $ 77,622,065  $150,660,997  $ 92,317,391
Shares outstanding                                               20,771,966     7,081,032    13,647,994     8,548,345
Net asset value per share                                      $      10.84  $      10.96  $      11.04  $      10.80
Offering price per share (net asset value per share plus
 maximum sales charge of 4.20% of offering price)              $      11.32  $      11.44  $      11.52  $      11.27
----------------------------------------------------------------------------------------------------------------------
Class B Shares
Net assets                                                     $ 27,709,522  $ 23,772,985  $ 34,148,090  $ 21,989,382
Shares outstanding                                                2,557,051     2,168,743     3,092,289     2,031,717
Net asset value and offering price per share                   $      10.84  $      10.96  $      11.04  $      10.82
----------------------------------------------------------------------------------------------------------------------
Class C Shares
Net assets                                                     $ 36,553,848  $ 28,904,217  $ 40,746,304  $ 17,039,529
Shares outstanding                                                3,374,140     2,645,141     3,686,063     1,577,660
Net asset value and offering price per share                   $      10.83  $      10.93  $      11.05  $      10.80
----------------------------------------------------------------------------------------------------------------------
Class R Shares
Net assets                                                     $  3,858,397  $ 44,428,925  $140,441,279  $232,434,531
Shares outstanding                                                  354,221     4,046,021    12,692,280    21,463,949
Net asset value and offering price per share                   $      10.89  $      10.98  $      11.07  $      10.83
----------------------------------------------------------------------------------------------------------------------

Net Assets Consist of:
----------------------------------------------------------------------------------------------------------------------
Capital paid-in                                                $275,259,189  $164,911,902  $341,471,257  $333,352,014
Undistributed (Over-distribution of) net investment income          (94,047)     (188,241)     (449,930)     (424,243)
Accumulated net realized gain from investments                      741,446       603,208     1,062,532     7,064,813
Net unrealized appreciation of investments                       17,479,083     9,401,323    23,912,811    23,788,249
----------------------------------------------------------------------------------------------------------------------
Net assets                                                     $293,385,671  $174,728,192  $365,996,670  $363,780,833
----------------------------------------------------------------------------------------------------------------------

                                See accompanying notes to financial statements.

----
44

Statement of Operations (Unaudited)
Six Months Ended August 31, 2005

                                                                                                              New York
                                                                    Connecticut   New Jersey     New York      Insured
----------------------------------------------------------------------------------------------------------------------
Investment Income                                                    $7,259,956  $4,176,425  $ 9,066,259  $ 8,695,552
----------------------------------------------------------------------------------------------------------------------
Expenses
Management fees                                                         775,802     465,574      933,510      966,899
12b-1 service fees - Class A                                            223,341      76,222      138,020       89,736
12b-1 distribution and service fees - Class B                           136,112     117,227      165,739      106,311
12b-1 distribution and service fees - Class C                           134,410     106,103      144,558       63,711
Shareholders' servicing agent fees and expenses                          61,249      53,996      102,436      111,368
Custodian's fees and expenses                                            48,210      29,188       52,794       56,218
Trustees' fees and expenses                                               2,561       1,579        3,215        3,435
Professional fees                                                         9,240       6,473       13,206       10,268
Shareholders' reports - printing and mailing expenses                    20,322      17,301       22,844       22,914
Federal and state registration fees                                       1,072       1,050          131           94
Other expenses                                                            4,156       2,316        4,968        5,361
----------------------------------------------------------------------------------------------------------------------
Total expenses before custodian fee credit                            1,416,475     877,029    1,581,421    1,436,315
  Custodian fee credit                                                   (4,678)     (5,848)     (12,597)      (7,524)
----------------------------------------------------------------------------------------------------------------------
Net expenses                                                          1,411,797     871,181    1,568,824    1,428,791
----------------------------------------------------------------------------------------------------------------------
Net investment income                                                 5,848,159   3,305,244    7,497,435    7,266,761
----------------------------------------------------------------------------------------------------------------------
Realized and Unrealized Gain (Loss)
Net realized gain from investments                                      545,852     788,853      669,942    5,026,543
Net change in unrealized appreciation (depreciation) of investments   1,479,642   1,096,219    2,703,360   (2,022,722)
----------------------------------------------------------------------------------------------------------------------
Net realized and unrealized gain                                      2,025,494   1,885,072    3,373,302    3,003,821
----------------------------------------------------------------------------------------------------------------------
Net increase in net assets from operations                           $7,873,653  $5,190,316  $10,870,737  $10,270,582
----------------------------------------------------------------------------------------------------------------------

                                See accompanying notes to financial statements.

----
45

Statement of Changes in Net Assets (Unaudited)

                                                                                Connecticut
                                                                      ------------------------------
                                                                      Six Months Ended     Year Ended
                                                                               8/31/05        2/28/05
------------------------------------------------------------------------------------------------------
Operations
Net investment income                                                     $  5,848,159  $ 12,421,110
Net realized gain from investments                                             545,852     1,093,768
Net change in unrealized appreciation (depreciation) of investments          1,479,642    (6,181,604)
------------------------------------------------------------------------------------------------------
Net increase in net assets from operations                                   7,873,653     7,333,274
------------------------------------------------------------------------------------------------------
Distributions to Shareholders
From net investment income:
  Class A                                                                   (4,629,493)   (9,783,993)
  Class B                                                                     (482,380)   (1,117,226)
  Class C                                                                     (643,974)   (1,444,219)
  Class R                                                                      (81,694)     (171,410)
From accumulated net realized gains from investments:
  Class A                                                                           --      (849,040)
  Class B                                                                           --      (115,145)
  Class C                                                                           --      (137,069)
  Class R                                                                           --       (13,901)
------------------------------------------------------------------------------------------------------
Decrease in net assets from distributions to shareholders                   (5,837,541)  (13,632,003)
------------------------------------------------------------------------------------------------------
Fund Share Transactions
Proceeds from sale of shares                                                16,590,766    28,129,175
Proceeds from shares issued to shareholders due
 to reinvestment of distributions                                            2,611,188     6,214,663
------------------------------------------------------------------------------------------------------
                                                                            19,201,954    34,343,838
Cost of shares redeemed                                                    (18,334,625)  (42,226,640)
------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets from Fund share transactions             867,329    (7,882,802)
------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets                                        2,903,441   (14,181,531)
Net assets at the beginning of period                                      290,482,230   304,663,761
------------------------------------------------------------------------------------------------------
Net assets at the end of period                                           $293,385,671  $290,482,230
------------------------------------------------------------------------------------------------------
Undistributed (Over-distribution of) net investment income at the end
 of period                                                                $    (94,047) $   (104,665)
------------------------------------------------------------------------------------------------------

                                                                                New Jersey
                                                                      ------------------------------
                                                                      Six Months Ended     Year Ended
                                                                               8/31/05        2/28/05
-----------------------------------------------------------------------------------------------------
Operations
Net investment income                                                     $  3,305,244  $  6,918,685
Net realized gain from investments                                             788,853       714,869
Net change in unrealized appreciation (depreciation) of investments          1,096,219    (2,744,124)
-----------------------------------------------------------------------------------------------------
Net increase in net assets from operations                                   5,190,316     4,889,430
-----------------------------------------------------------------------------------------------------
Distributions to Shareholders
From net investment income:
  Class A                                                                   (1,569,880)   (3,067,106)
  Class B                                                                     (415,855)     (906,256)
  Class C                                                                     (507,834)   (1,032,700)
  Class R                                                                     (944,368)   (1,928,441)
From accumulated net realized gains from investments:
  Class A                                                                           --            --
  Class B                                                                           --            --
  Class C                                                                           --            --
  Class R                                                                           --            --
-----------------------------------------------------------------------------------------------------
Decrease in net assets from distributions to shareholders                   (3,437,937)   (6,934,503)
-----------------------------------------------------------------------------------------------------
Fund Share Transactions
Proceeds from sale of shares                                                10,919,008    18,557,768
Proceeds from shares issued to shareholders due
 to reinvestment of distributions                                            2,210,107     4,213,126
-----------------------------------------------------------------------------------------------------
                                                                            13,129,115    22,770,894
Cost of shares redeemed                                                    (10,491,254)  (28,582,272)
-----------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets from Fund share transactions           2,637,861    (5,811,378)
-----------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets                                        4,390,240    (7,856,451)
Net assets at the beginning of period                                      170,337,952   178,194,403
-----------------------------------------------------------------------------------------------------
Net assets at the end of period                                           $174,728,192  $170,337,952
-----------------------------------------------------------------------------------------------------
Undistributed (Over-distribution of) net investment income at the end
 of period                                                                $   (188,241) $    (55,548)
-----------------------------------------------------------------------------------------------------

                                See accompanying notes to financial statements.

----
46

                                                                                 New York
                                                                      -----------------------------
                                                                      Six Months Ended    Year Ended
                                                                               8/31/05       2/28/05
-----------------------------------------------------------------------------------------------------
Operations
Net investment income                                                   $  7,497,435   $ 15,520,382
Net realized gain from investments                                           669,942      1,611,586
Net change in unrealized appreciation (depreciation) of investments        2,703,360     (7,116,589)
-----------------------------------------------------------------------------------------------------
Net increase in net assets from operations                                10,870,737     10,015,379
-----------------------------------------------------------------------------------------------------
Distributions to Shareholders
From net investment income:
  Class A                                                                 (2,928,987)    (5,701,431)
  Class B                                                                   (620,343)    (1,487,443)
  Class C                                                                   (725,827)    (1,472,644)
  Class R                                                                 (3,160,254)    (6,951,970)
From accumulated net realized gains from investments:
  Class A                                                                         --             --
  Class B                                                                         --             --
  Class C                                                                         --             --
  Class R                                                                         --             --
-----------------------------------------------------------------------------------------------------
Decrease in net assets from distributions to shareholders                 (7,435,411)   (15,613,488)
-----------------------------------------------------------------------------------------------------
Fund Share Transactions
Proceeds from sale of shares                                              36,304,806     47,143,308
Proceeds from shares issued to shareholders due
 to reinvestment of distributions                                          4,434,200      8,697,581
-----------------------------------------------------------------------------------------------------
                                                                          40,739,006     55,840,889
Cost of shares redeemed                                                  (18,990,358)   (60,373,650)
-----------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets from Fund share transactions        21,748,648     (4,532,761)
-----------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets                                     25,183,974    (10,130,870)
Net assets at the beginning of period                                    340,812,696    350,943,566
-----------------------------------------------------------------------------------------------------
Net assets at the end of period                                         $365,996,670   $340,812,696
-----------------------------------------------------------------------------------------------------
Undistributed (Over-distribution of) net investment income at the end
 of period                                                              $   (449,930)  $   (511,954)
-----------------------------------------------------------------------------------------------------

                                                                             New York Insured
                                                                      ------------------------------
                                                                      Six Months Ended     Year Ended
                                                                               8/31/05        2/28/05
-----------------------------------------------------------------------------------------------------
Operations
Net investment income                                                     $  7,266,761  $ 15,588,911
Net realized gain from investments                                           5,026,543     3,821,452
Net change in unrealized appreciation (depreciation) of investments         (2,022,722)  (10,261,988)
-----------------------------------------------------------------------------------------------------
Net increase in net assets from operations                                  10,270,582     9,148,375
-----------------------------------------------------------------------------------------------------
Distributions to Shareholders
From net investment income:
  Class A                                                                   (1,772,810)   (3,466,947)
  Class B                                                                     (354,030)     (841,776)
  Class C                                                                     (288,685)     (701,521)
  Class R                                                                   (4,862,863)  (10,734,936)
From accumulated net realized gains from investments:
  Class A                                                                           --      (668,889)
  Class B                                                                           --      (187,751)
  Class C                                                                           --      (146,614)
  Class R                                                                           --    (1,916,810)
-----------------------------------------------------------------------------------------------------
Decrease in net assets from distributions to shareholders                   (7,278,388)  (18,665,244)
-----------------------------------------------------------------------------------------------------
Fund Share Transactions
Proceeds from sale of shares                                                12,285,564    20,610,414
Proceeds from shares issued to shareholders due
 to reinvestment of distributions                                            4,910,633    12,512,641
-----------------------------------------------------------------------------------------------------
                                                                            17,196,197    33,123,055
Cost of shares redeemed                                                    (21,448,411)  (43,703,759)
-----------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets from Fund share transactions          (4,252,214)  (10,580,704)
-----------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets                                       (1,260,020)  (20,097,573)
Net assets at the beginning of period                                      365,040,853   385,138,426
-----------------------------------------------------------------------------------------------------
Net assets at the end of period                                           $363,780,833  $365,040,853
-----------------------------------------------------------------------------------------------------
Undistributed (Over-distribution of) net investment income at the end
 of period                                                                $   (424,243) $   (412,616)
-----------------------------------------------------------------------------------------------------

                                See accompanying notes to financial statements.

----
47

Notes to Financial Statements (Unaudited)

1. General Information and Significant Accounting Policies

The Nuveen Multistate Trust II (the "Trust") is an open-end investment company registered under the Investment Company Act of 1940, as amended. The Trust is comprised of the Nuveen Connecticut Municipal Bond Fund ("Connecticut"), Nuveen New Jersey Municipal Bond Fund ("New Jersey"), Nuveen New York Municipal Bond Fund ("New York") and Nuveen New York Insured Municipal Bond Fund ("New York Insured") (collectively, the "Funds"), among others. The Trust was organized as a Massachusetts business trust on July 1, 1996. The Funds were each organized as a series of predecessor trusts or corporations prior to that date.

The Funds seek to provide high tax-free income and preservation of capital through investments in diversified portfolios of quality municipal bonds.

Effective January 1, 2005, Nuveen Advisory Corp. ("NAC"), the Funds' previous Adviser, and its affiliate, Nuveen Institutional Advisory Corp. ("NIAC"), were merged into Nuveen Asset Management ("NAM"), each wholly owned subsidiaries of Nuveen Investments, Inc. ("Nuveen"). As a result of the merger, NAM is now the Adviser to all funds previously advised by either NAC or NIAC.

The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements in accordance with accounting principles generally accepted in the United States.

Investment Valuation
The prices of municipal bonds in each Fund's investment portfolio are provided by a pricing service approved by the Fund's Board of Trustees. When market price quotes are not readily available (which is usually the case for municipal securities), the pricing service or, in the absence of a pricing service for a particular security, the Board of Trustees of the Funds, or its designee, may establish fair market value using a wide variety of market data including yields or prices of municipal bonds of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from securities dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor's credit characteristics considered relevant by the pricing service or the Board of Trustees' designee. Temporary investments in securities that have variable rate and demand features qualifying them as short-term securities are valued at amortized cost, which approximates market value.

Investment Transactions
Investment transactions are recorded on a trade date basis. Realized gains and losses from transactions are determined on the specific identification method. Investments purchased on a when-issued or delayed delivery basis may have extended settlement periods. Any investments so purchased are subject to market fluctuation during this period. The Funds have instructed the custodian to segregate assets with a current value at least equal to the amount of the when-issued and delayed delivery purchase commitments. At August 31, 2005, New Jersey, New York and New York Insured had outstanding when-issued purchase commitments of $3,129,080, $6,389,685 and $6,256,147, respectively. There were no such outstanding purchase commitments in Connecticut.

Investment Income
Interest income, which includes the amortization of premiums and accretion of discounts for financial reporting purposes, is recorded on an accrual basis. Investment income also includes paydown gains and losses, if any.

Dividends and Distributions to Shareholders
Tax-exempt net investment income is declared monthly as a dividend. Generally, payment is made or reinvestment is credited to shareholder accounts on the first business day after month-end. Net realized capital gains and/or market discount from investment transactions, if any, are distributed to shareholders not less frequently than annually. Furthermore, capital gains are distributed only to the extent they exceed available capital loss carryforwards.

Distributions to shareholders of tax-exempt net investment income, net realized capital gains and/or market discount, if any, are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from accounting principles generally accepted in the United States.

Income Taxes
Each Fund is a separate taxpayer for federal income tax purposes. Each Fund intends to distribute substantially all net investment income and net capital gains to shareholders and to otherwise comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies. Therefore, no federal income tax provision is required. Furthermore, each Fund intends to satisfy conditions which will enable interest from municipal securities, which is exempt from regular federal and designated state income taxes, to retain such tax-exempt status when distributed to shareholders of the Funds. Net realized capital gains and ordinary income distributions paid by the Funds are subject to federal taxation.

Insurance
New York Insured invests primarily in municipal securities which are either covered by insurance or backed by an escrow or trust account containing sufficient U.S. Government or U.S. Government agency securities, both of which ensure the timely payment of principal and interest. Each insured municipal security is covered by Original Issue Insurance, Secondary Market Insurance or Portfolio Insurance. Such insurance does not guarantee the market value of the municipal securities or the value of the Fund's


----
48
shares. Original Issue Insurance and Secondary Market Insurance remain in effect as long as the municipal securities covered thereby remain outstanding and the insurer remains in business, regardless of whether the Fund ultimately disposes of such municipal securities. Consequently, the market value of the municipal securities covered by Original Issue Insurance or Secondary Market Insurance may reflect value attributable to the insurance. Portfolio Insurance, in contrast, is effective only while the municipal securities are held by the Fund. Accordingly, neither the prices used in determining the market value of the underlying municipal securities nor the net asset value of the Fund's shares include value, if any, attributable to the Portfolio Insurance. Each policy of the Portfolio Insurance does, however, give the Fund the right to obtain permanent insurance with respect to the municipal security covered by the Portfolio Insurance policy at the time of its sale.

Flexible Sales Charge Program
Each Fund offers Class A, B, C and R Shares. Class A Shares are generally sold with an up-front sales charge and incur a .20% annual 12b-1 service fee. Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge ("CDSC") if redeemed within 18 months of purchase. Class B Shares are sold without an up-front sales charge but incur a .75% annual 12b-1 distribution fee and a .20% annual 12b-1 service fee. An investor purchasing Class B Shares agrees to pay a CDSC of up to 5% depending upon the length of time the shares are held by the investor (CDSC is reduced to 0% at the end of six years). Class B Shares convert to Class A Shares eight years after purchase. Class C Shares are sold without an up-front sales charge but incur a .55% annual 12b-1 distribution fee and a .20% annual 12b-1 service fee. An investor purchasing Class C Shares agrees to pay a CDSC of 1% if Class C Shares are redeemed within one year of purchase. Class R Shares are not subject to any sales charge or 12b-1 distribution or service fees. Class R Shares are available only under limited circumstances.

Derivative Financial Instruments
The Funds may invest in certain derivative financial instruments including futures, forward, swap and option contracts, and other financial instruments with similar characteristics including inverse floating rate securities. During the six months ended August 31, 2005, Connecticut, New Jersey, New York and New York Insured invested in inverse floating rate securities for the purpose of enhancing portfolio yield. Inverse floating rate securities are identified in the Portfolio of Investments and are valued daily. The interest rate of an inverse floating rate security has an inverse relationship to the interest rate of a short-term floating rate security. Consequently, as the interest rate of the floating rate security rises, the interest rate on the inverse floating rate security declines. Conversely, as the interest rate of the floating rate security declines, the interest rate on the inverse floating rate security rises. The price of an inverse floating rate security will be more volatile than that of an otherwise comparable fixed rate security since the interest rate is dependent on an underlying fixed coupon rate or the general level of long-term interest rates as well as the short-term interest paid on the floating rate security, and because the inverse floating rate security typically bears the risk of loss of a greater face value of an underlying bond.

Expense Allocation
Expenses of the Funds that are not directly attributable to a specific class of shares are prorated among the classes based on the relative net assets of each class. Expenses directly attributable to a class of shares, which presently only include 12b-1 distribution and service fees, are recorded to the specific class.

Custodian Fee Credit
Each Fund has an arrangement with the custodian bank whereby certain custodian fees and expenses are reduced by credits earned on each Fund's cash on deposit with the bank. Such deposit arrangements are an alternative to overnight investments.

Indemnifications
Under the Trust's organizational documents, its Officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business, the Trust enters into contracts that provide general indemnifications to other parties. The Trust's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. However, the Trust has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

Use of Estimates
The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results may differ from those estimates.


----
49

2. Fund Shares

Transactions in Fund shares were as follows:

                                                                        Connecticut
                                                    --------------------------------------------------
                                                        Six Months Ended             Year Ended
                                                             8/31/05                   2/28/05
                                                    ------------------------  ------------------------
                                                         Shares        Amount      Shares        Amount
-------------------------------------------------------------------------------------------------------
Shares sold:
  Class A                                            1,070,298  $ 11,532,419   2,025,155  $ 21,781,511
  Class A - automatic conversion of Class B shares      22,620       244,298       1,898        20,627
  Class B                                               47,851       516,360     134,562     1,440,160
  Class C                                              381,340     4,102,026     421,903     4,547,997
  Class R                                               18,025       195,663      31,197       338,880
Shares issued to shareholders due to reinvestment
 of distributions:
  Class A                                              187,926     2,026,449     440,364     4,719,778
  Class B                                               19,525       210,393      49,804       533,105
  Class C                                               29,037       312,785      76,211       815,966
  Class R                                                5,684        61,561      13,543       145,814
-------------------------------------------------------------------------------------------------------
                                                     1,782,306    19,201,954   3,194,637    34,343,838
-------------------------------------------------------------------------------------------------------
Shares redeemed:
  Class A                                           (1,069,933)  (11,554,626) (2,634,442)  (28,153,024)
  Class B                                             (237,134)   (2,557,813)   (319,223)   (3,406,461)
  Class B - automatic conversion to Class A shares     (22,641)     (244,298)     (1,899)      (20,627)
  Class C                                             (360,258)   (3,888,111)   (926,692)   (9,913,012)
  Class R                                               (8,307)      (89,777)    (68,916)     (733,516)
-------------------------------------------------------------------------------------------------------
                                                    (1,698,273)  (18,334,625) (3,951,172)  (42,226,640)
-------------------------------------------------------------------------------------------------------
Net increase (decrease)                                 84,033  $    867,329    (756,535) $ (7,882,802)
-------------------------------------------------------------------------------------------------------

                                                                        New Jersey
                                                    --------------------------------------------------
                                                        Six Months Ended             Year Ended
                                                             8/31/05                   2/28/05
                                                    ------------------------  ------------------------
                                                         Shares        Amount      Shares        Amount
-------------------------------------------------------------------------------------------------------
Shares sold:
  Class A                                              630,861  $  6,852,791     925,774  $  9,943,095
  Class A - automatic conversion of Class B shares      32,201       348,328         631         6,901
  Class B                                               83,186       902,505     261,352     2,812,723
  Class C                                              182,958     1,984,734     421,131     4,499,862
  Class R                                               76,333       830,650     120,738     1,295,187
Shares issued to shareholders due to reinvestment
 of distributions:
  Class A                                               95,133     1,034,546     173,379     1,858,306
  Class B                                               16,614       180,609      33,285       356,650
  Class C                                               25,809       279,699      52,393       559,769
  Class R                                               65,685       715,253     134,036     1,438,401
-------------------------------------------------------------------------------------------------------
                                                     1,208,780    13,129,115   2,122,719    22,770,894
-------------------------------------------------------------------------------------------------------
Shares redeemed:
  Class A                                             (467,252)   (5,072,211) (1,330,787)  (14,244,929)
  Class B                                             (227,992)   (2,481,099)   (440,043)   (4,696,885)
  Class B - automatic conversion to Class A shares     (32,218)     (348,328)       (631)       (6,901)
  Class C                                             (143,877)   (1,556,999)   (474,317)   (5,067,655)
  Class R                                              (95,142)   (1,032,617)   (426,642)   (4,565,902)
-------------------------------------------------------------------------------------------------------
                                                      (966,481)  (10,491,254) (2,672,420)  (28,582,272)
-------------------------------------------------------------------------------------------------------
Net increase (decrease)                                242,299  $  2,637,861    (549,701) $ (5,811,378)
-------------------------------------------------------------------------------------------------------


----
50

                                                                         New York
                                                    --------------------------------------------------
                                                        Six Months Ended             Year Ended
                                                             8/31/05                   2/28/05
                                                    ------------------------  ------------------------
                                                         Shares        Amount      Shares        Amount
-------------------------------------------------------------------------------------------------------
Shares sold:
  Class A                                            2,475,331  $ 27,114,376   3,215,756  $ 34,736,493
  Class A - automatic conversion of Class B shares      49,887       544,931          --            --
  Class B                                               80,074       876,282     203,267     2,200,730
  Class C                                              600,717     6,591,437     759,650     8,276,743
  Class R                                              107,654     1,177,780     176,869     1,929,342
Shares issued to shareholders due to reinvestment
 of distributions:
  Class A                                              135,893     1,488,117     246,189     2,664,268
  Class B                                               25,549       279,931      55,358       599,405
  Class C                                               28,439       311,888      56,364       611,000
  Class R                                              214,546     2,354,264     444,556     4,822,908
-------------------------------------------------------------------------------------------------------
                                                     3,718,090    40,739,006   5,158,009    55,840,889
-------------------------------------------------------------------------------------------------------
Shares redeemed:
  Class A                                             (675,546)   (7,384,904) (2,843,779)  (30,535,028)
  Class B                                             (266,067)   (2,900,526)   (699,489)   (7,549,343)
  Class B - automatic conversion to Class A shares     (49,857)     (544,931)         --            --
  Class C                                             (342,151)   (3,746,136)   (639,015)   (6,920,102)
  Class R                                             (401,621)   (4,413,861) (1,418,040)  (15,369,177)
-------------------------------------------------------------------------------------------------------
                                                    (1,735,242)  (18,990,358) (5,600,323)  (60,373,650)
-------------------------------------------------------------------------------------------------------
Net increase (decrease)                              1,982,848  $ 21,748,648    (442,314) $ (4,532,761)
-------------------------------------------------------------------------------------------------------

                                                                     New York Insured
                                                    --------------------------------------------------
                                                        Six Months Ended             Year Ended
                                                             8/31/05                   2/28/05
                                                    ------------------------  ------------------------
                                                         Shares        Amount      Shares        Amount
-------------------------------------------------------------------------------------------------------
Shares sold:
  Class A                                              908,787  $  9,725,633   1,432,420  $ 15,273,618
  Class A - automatic conversion of Class B shares      42,686       457,825          --            --
  Class B                                               24,079       259,659      55,652       595,934
  Class C                                              102,242     1,096,322     283,989     3,056,554
  Class R                                               69,788       746,125     157,525     1,684,308
Shares issued to shareholders due to reinvestment
 of distributions:
  Class A                                              102,376     1,096,689     232,235     2,476,597
  Class B                                               17,395       186,714      47,057       502,655
  Class C                                               11,214       120,157      34,170       364,478
  Class R                                              326,622     3,507,073     857,399     9,168,911
-------------------------------------------------------------------------------------------------------
                                                     1,605,189    17,196,197   3,100,447    33,123,055
-------------------------------------------------------------------------------------------------------
Shares redeemed:
  Class A                                             (630,313)   (6,746,412)   (690,675)   (7,345,418)
  Class B                                              (99,089)   (1,060,547)   (435,382)   (4,658,336)
  Class B - automatic conversion to Class A shares     (42,592)     (457,825)         --            --
  Class C                                             (166,772)   (1,777,781)   (622,152)   (6,583,300)
  Class R                                           (1,062,750)  (11,405,846) (2,354,300)  (25,116,705)
-------------------------------------------------------------------------------------------------------
                                                    (2,001,516)  (21,448,411) (4,102,509)  (43,703,759)
-------------------------------------------------------------------------------------------------------
Net increase (decrease)                               (396,328) $ (4,252,214) (1,002,062) $(10,580,704)
-------------------------------------------------------------------------------------------------------


----
51

3. Securities Transactions

Purchases and sales (including maturities) of investments in long-term municipal securities for the six months ended August 31, 2005, were as follows:

                                                                  New York
                           Connecticut  New Jersey    New York     Insured
      --------------------------------------------------------------------
      Purchases            $23,395,816 $17,934,423 $41,297,531 $49,882,326
      Sales and maturities  21,783,041  14,875,185  18,623,437  53,081,838
      --------------------------------------------------------------------

4. Income Tax Information

The following information is presented on an income tax basis. Differences between amounts for financial statement and federal income tax purposes are primarily due to the treatment of paydown gains and losses, timing differences in recognizing taxable market discount and timing differences in recognizing certain gains and losses on investment transactions.

At August 31, 2005, the cost of investments was as follows:

                                                                   New York
                         Connecticut   New Jersey     New York      Insured
    -----------------------------------------------------------------------
    Cost of investments $271,643,668 $164,101,884 $342,328,511 $337,330,325
    -----------------------------------------------------------------------

Gross unrealized appreciation and gross unrealized depreciation of investments at August 31, 2005, were as follows:

                                                                                     New York
                                            Connecticut  New Jersey     New York      Insured
---------------------------------------------------------------------------------------------
Gross unrealized:
  Appreciation                             $17,827,268  $9,496,538  $24,501,374  $23,947,406
  Depreciation                                (163,439)    (59,880)    (327,143)     (70,243)
---------------------------------------------------------------------------------------------
Net unrealized appreciation of investments $17,663,829  $9,436,658  $24,174,231  $23,877,163
---------------------------------------------------------------------------------------------

The tax components of undistributed net investment income and net realized gains at February 28, 2005, the Funds' last fiscal year end, were as follows:

                                                                            New York
                                          Connecticut New Jersey New York    Insured
------------------------------------------------------------------------------------
Undistributed net tax-exempt income*         $676,526   $484,953 $472,209 $  720,864
Undistributed net ordinary income**            23,781         --       --      3,415
Undistributed net long-term capital gains     195,594         --  422,890  2,038,270
------------------------------------------------------------------------------------

 * Undistributed net tax-exempt income (on a tax basis) has not been reduced for the dividend declared on February 9, 2005, paid on March 1, 2005.
** Net ordinary income consists of taxable market discount income and net short-term capital gains, if any.

The tax character of distributions paid during the fiscal year ended February 28, 2005, the Funds' last fiscal year end, was designated for purposes of the dividends paid deduction as follows:

                                                                                     New York
                                               Connecticut New Jersey    New York     Insured
---------------------------------------------------------------------------------------------
Distributions from net tax-exempt income       $12,646,998 $6,948,158 $15,627,360 $15,861,612
Distributions from net ordinary income**             8,042         --      41,178      23,031
Distributions from net long-term capital gains   1,115,155         --          --   2,920,062
---------------------------------------------------------------------------------------------

** Net ordinary income consists of taxable market discount income and net short-term capital gains, if any.

At February 28, 2005, the Funds' last fiscal year end, New Jersey had unused capital loss carryforwards available for federal income tax purposes to be applied against future capital gains, if any. If not applied, the carryforwards will expire as follows:

                                           New Jersey
                          ---------------------------
                          Expiration year:
                            2009             $185,645
                            2010                   --
                            2011                   --
                            2012                   --
                          ---------------------------
                          Total              $185,645
                          ---------------------------


----
52

5. Management Fee and Other Transactions with Affiliates

Each Fund's management fee is separated into two components - a complex-level component, based on the aggregate amount of all fund assets managed by the Adviser, and a specific fund-level component, based only on the amount of assets within each individual fund. This pricing structure enables Nuveen fund shareholders to benefit from growth in the assets within each individual fund as well as from growth in the amount of complex-wide assets managed by the Adviser.

The annual fund-level fee, payable monthly, for each Fund is based upon the average daily net assets of each Fund as follows:

              Average Daily Net Assets       Fund-Level Fee Rate
              ---------------------------------------------------
              For the first $125 million                   .3500%
              For the next $125 million                    .3375
              For the next $250 million                    .3250
              For the next $500 million                    .3125
              For the next $1 billion                      .3000
              For the next $3 billion                      .2750
              For net assets over $5 billion               .2500
              ---------------------------------------------------

The annual complex-level fee, payable monthly, which is additive to the fund-level fee, for all Nuveen sponsored funds in the U.S., is based on the aggregate amount of total fund assets managed as stated in the table below. As of August 31, 2005, the complex-level fee rate was .1896%.

        Complex-Level Assets/(1)/                Complex-Level Fee Rate
        ----------------------------------------------------------------
        For the first $55 billion                                 .2000%
        For the next $1 billion                                   .1800
        For the next $1 billion                                   .1600
        For the next $3 billion                                   .1425
        For the next $3 billion                                   .1325
        For the next $3 billion                                   .1250
        For the next $5 billion                                   .1200
        For the next $5 billion                                   .1175
        For the next $15 billion                                  .1150
        For Managed Assets over $91 billion/(2)/                  .1400
        ----------------------------------------------------------------

(1)The complex-level fee component of the management fee for the funds is calculated based upon the aggregate Managed Assets ("Managed Assets" means the average daily net assets of each fund including assets attributable to all types of leverage used by the Nuveen funds) of Nuveen-sponsored funds in the U.S.
(2)With respect to the complex-wide Managed Assets over $91 billion, the fee rate or rates that will apply to such assets will be determined at a later date. In the unlikely event that complex-wide Managed Assets reach $91 billion prior to a determination of the complex-level fee rate or rates to be applied to Managed Assets in excess of $91 billion, the complex-level fee rate for such complex-wide Managed Assets shall be .1400% until such time as a different rate or rates is determined.

The management fee compensates the Adviser for overall investment advisory and administrative services and general office facilities. The Trust pays no compensation directly to those of its Trustees who are affiliated with the Adviser or to their officers, all of whom receive remuneration for their services to the Trust from the Adviser or its affiliates. The Board of Trustees has adopted a deferred compensation plan for independent Trustees that enables Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from certain Nuveen advised Funds. Under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of select Nuveen advised Funds.

The Adviser has agreed to waive part of its management fees or reimburse certain expenses of New York and New York Insured in order to limit total expenses (excluding 12b-1 distribution and service fees and extraordinary expenses) from exceeding .75% of the average daily net assets of New York and ..975% of the average daily net assets of New York Insured. The Adviser may also voluntarily reimburse additional expenses from time to time in any of the Funds. Voluntary reimbursements may be terminated at any time at the Adviser's discretion.

During the six months ended August 31, 2005, Nuveen Investments, LLC (the "Distributor"), a wholly owned subsidiary of Nuveen, collected sales charges on purchases of Class A Shares, the majority of which were paid out as concessions to authorized dealers as follows:

                                                                                   New York
                                                   Connecticut New Jersey New York  Insured
-------------------------------------------------------------------------------------------
Sales charges collected                               $183,734   $102,109 $286,257 $121,402
Paid to authorized dealers                             159,479     86,866  257,619  106,950
-------------------------------------------------------------------------------------------


----
53

The Distributor also received 12b-1 service fees on Class A Shares, substantially all of which were paid to compensate authorized dealers for providing services to shareholders relating to their investments.

During the six months ended August 31, 2005, the Distributor compensated authorized dealers directly with commission advances at the time of purchase as follows:

                                                                                   New York
                                                   Connecticut New Jersey New York  Insured
-------------------------------------------------------------------------------------------
Commission advances                                    $86,637    $54,461 $184,229  $49,727
-------------------------------------------------------------------------------------------

To compensate for commissions advanced to authorized dealers, all 12b-1 service fees collected on Class B Shares during the first year following a purchase, all 12b-1 distribution fees collected on Class B Shares, and all 12b-1 service and distribution fees collected on Class C Shares during the first year following a purchase are retained by the Distributor. During the six months ended August 31, 2005, the Distributor retained such 12b-1 fees as follows:

                                                                                   New York
                                                   Connecticut New Jersey New York  Insured
-------------------------------------------------------------------------------------------
12b-1 fees retained                                   $126,992   $111,712 $169,239  $91,510
-------------------------------------------------------------------------------------------

The remaining 12b-1 fees charged to the Funds were paid to compensate authorized dealers for providing services to shareholders relating to their investments.

The Distributor also collected and retained CDSC on share redemptions during the six months ended August 31, 2005, as follows:

                                                                                   New York
                                                   Connecticut New Jersey New York  Insured
-------------------------------------------------------------------------------------------
CDSC retained                                          $28,941    $29,535  $22,704  $26,068
-------------------------------------------------------------------------------------------

6. Announcement Regarding Parent Company of Adviser

In early April, 2005, The St. Paul Travelers Companies, Inc. ("St. Paul Travelers"), which owned 79% of Nuveen, (A) completed a public offering of a substantial portion of its equity stake in Nuveen, (B) sold Nuveen $200 million of its Nuveen shares, (C) entered into an agreement with Nuveen to sell an additional $400 million of its Nuveen shares on a "forward" basis with payment for and settlement of these shares delayed for several months, and (D) entered into agreements with two unaffiliated investment banking firms to sell an amount equal to most or all of its remaining Nuveen shares for current payment but for future settlement. Transactions (C) and (D) above were settled in late July, which effectively reduced St. Paul Travelers' controlling stake in Nuveen and was deemed an "assignment" (as defined in the 1940 Act) of the investment management agreements between the Funds and the Adviser, which resulted in the automatic termination of each agreement under the 1940 Act. In anticipation of such deemed assignment, the Board of Trustees had approved new ongoing investment management agreements for each Fund and the submission of those agreements for approval by each respective Fund's shareholders, which shareholder approval was received prior to the settlement of transactions (C) and (D). The new ongoing management agreements took effect upon such settlement.

7. Subsequent Event - Distributions to Shareholders

The Funds declared dividend distributions from their tax-exempt net investment income which were paid on October 3, 2005, to shareholders of record on September 9, 2005, as follows:

                                                              New York
                              Connecticut New Jersey New York  Insured
          ------------------------------------------------------------
          Dividend per share:
            Class A                $.0375     $.0360   $.0385   $.0355
            Class B                 .0305      .0290    .0320    .0285
            Class C                 .0325      .0310    .0340    .0305
            Class R                 .0395      .0375    .0405    .0370
          ------------------------------------------------------------


----
54

Financial Highlights

Selected data for a share outstanding throughout each period:

Class (Commencement Date)
                             Investment Operations       Less Distributions
                          --------------------------- -----------------------                    -----------------------------
                                                                                                             Before Credit/
                                                                                                             Reimbursement
CONNECTICUT                                                                                               ------------------
                                                                                                                       Ratio
                                                                                                                      of Net
                                                                                                                     Invest-
                                                                                                          Ratio of      ment
                                           Net                                                            Expenses    Income
                Beginning       Net  Realized/            Net                  Ending              Ending       to        to
                      Net   Invest- Unrealized        Invest-                     Net                 Net  Average   Average
Year Ended          Asset      ment       Gain           ment  Capital          Asset     Total    Assets      Net       Net
February 28/29,     Value Income(a)     (Loss)  Total  Income    Gains   Total  Value Return(b)     (000)   Assets    Assets
-------------------------------------------------------------------------------------------------------------------------------
Class A (7/87)
  2006(e)          $10.77      $.23      $ .07  $ .30   $(.23)   $  --  $(.23) $10.84      2.77% $225,264      .83%*    4.15%*
  2005              10.99       .48       (.18)   .30    (.48)    (.04)  (.52)  10.77      2.89   221,463      .83      4.45
  2004              10.88       .50        .15    .65    (.50)    (.04)  (.54)  10.99      6.21   227,787      .85      4.60
  2003              10.67       .52        .26    .78    (.53)    (.04)  (.57)  10.88      7.51   234,133      .85      4.82
  2002              10.51       .53        .16    .69    (.53)      --   (.53)  10.67      6.66   217,024      .85      5.01
  2001               9.96       .53        .55   1.08    (.53)      --   (.53)  10.51     11.14   204,442      .87      5.20
Class B (2/97)
  2006(e)           10.76       .18        .08    .26    (.18)      --   (.18)  10.84      2.46    27,710     1.58*     3.40*
  2005              10.98       .40       (.18)   .22    (.40)    (.04)  (.44)  10.76      2.09    29,587     1.58      3.70
  2004              10.87       .42        .15    .57    (.42)    (.04)  (.46)  10.98      5.40    31,678     1.60      3.85
  2003              10.65       .43        .27    .70    (.44)    (.04)  (.48)  10.87      6.78    31,987     1.60      4.06
  2002              10.49       .45        .15    .60    (.44)      --   (.44)  10.65      5.84    23,310     1.60      4.26
  2001               9.94       .45        .55   1.00    (.45)      --   (.45)  10.49     10.31    19,794     1.62      4.45
Class C (10/93)
  2006(e)           10.76       .20        .07    .27    (.20)      --   (.20)  10.83      2.48    36,554     1.38*     3.59*
  2005              10.98       .42       (.18)   .24    (.42)    (.04)  (.46)  10.76      2.32    35,767     1.38      3.90
  2004              10.87       .44        .15    .59    (.44)    (.04)  (.48)  10.98      5.62    41,194     1.40      4.05
  2003              10.66       .46        .26    .72    (.47)    (.04)  (.51)  10.87      6.92    38,312     1.40      4.26
  2002              10.50       .47        .16    .63    (.47)      --   (.47)  10.66      6.07    26,890     1.40      4.47
  2001               9.95       .47        .55   1.02    (.47)      --   (.47)  10.50     10.50    18,460     1.42      4.65
Class R (2/97)
  2006(e)           10.82       .24        .07    .31    (.24)      --   (.24)  10.89      2.87     3,858      .63*     4.34*
  2005              11.03       .50       (.17)   .33    (.50)    (.04)  (.54)  10.82      3.16     3,666      .63      4.65
  2004              10.92       .52        .15    .67    (.52)    (.04)  (.56)  11.03      6.36     4,005      .65      4.79
  2003              10.70       .54        .27    .81    (.55)    (.04)  (.59)  10.92      7.76     3,878      .65      5.01
  2002              10.54       .56        .14    .70    (.54)      --   (.54)  10.70      6.82     3,568      .65      5.23
  2001               9.99       .55        .55   1.10    (.55)      --   (.55)  10.54     11.30     1,992      .67      5.40
-------------------------------------------------------------------------------------------------------------------------------

Class (Commencement Date)
                Ratios/Supplemental Data
                ----------------------------------------------------
                      After            After Credit/
                 Reimbursement(c)     Reimbursement(d)
CONNECTICUT     ------------------   ------------------
                             Ratio                Ratio
                            of Net               of Net
                           Invest-              Invest-
                Ratio of      ment   Ratio of      ment
                Expenses    Income   Expenses    Income
                      to        to         to        to
                 Average   Average    Average   Average   Portfolio
Year Ended           Net       Net        Net       Net    Turnover
February 28/29,   Assets    Assets     Assets    Assets        Rate
--------------------------------------------------------------------
Class A (7/87)
  2006(e)            .83%*    4.15%*      .83%*    4.15%*         8%
  2005               .83      4.45        .83      4.45           8
  2004               .85      4.60        .84      4.60           8
  2003               .85      4.82        .84      4.82          19
  2002               .85      5.01        .84      5.02          20
  2001               .87      5.20        .86      5.21           7
Class B (2/97)
  2006(e)           1.58*     3.40*      1.58*     3.40*          8
  2005              1.58      3.70       1.58      3.70           8
  2004              1.60      3.85       1.59      3.85           8
  2003              1.60      4.06       1.59      4.07          19
  2002              1.60      4.26       1.59      4.27          20
  2001              1.62      4.45       1.61      4.46           7
Class C (10/93)
  2006(e)           1.38*     3.59*      1.38*     3.60*          8
  2005              1.38      3.90       1.38      3.90           8
  2004              1.40      4.05       1.39      4.05           8
  2003              1.40      4.26       1.39      4.27          19
  2002              1.40      4.47       1.39      4.48          20
  2001              1.42      4.65       1.41      4.66           7
Class R (2/97)
  2006(e)            .63*     4.34*       .63*     4.35*          8
  2005               .63      4.65        .63      4.65           8
  2004               .65      4.79        .64      4.80           8
  2003               .65      5.01        .64      5.02          19
  2002               .65      5.23        .64      5.24          20
  2001               .67      5.40        .66      5.41           7
--------------------------------------------------------------------

*  Annualized.
(a)Per share Net Investment Income is calculated using the average daily shares method.
(b)Total returns are calculated on net asset value without any sales charge and are not annualized.
(c)After expense reimbursement from the Adviser, where applicable.
(d)After custodian fee credit and expense reimbursement, where applicable.
(e)For the six months ended August 31, 2005.

                                See accompanying notes to financial statements.

----
55

Selected data for a share outstanding throughout each period:

Class (Commencement Date)
                             Investment Operations      Less Distributions
                          --------------------------- ----------------------                    ----------------------------
                                                                                                           Before Credit/
                                                                                                           Reimbursement
NEW JERSEY                                                                                              ------------------
                                                                                                                     Ratio
                                                                                                                    of Net
                                                                                                                   Invest-
                                                                                                        Ratio of      ment
                                           Net                                                          Expenses    Income
                Beginning       Net  Realized/            Net                 Ending             Ending       to        to
                      Net   Invest- Unrealized        Invest-                    Net                Net  Average   Average
Year Ended          Asset      ment       Gain           ment  Capital         Asset     Total   Assets      Net       Net
February 28/29,     Value Income(a)     (Loss)  Total  Income    Gains  Total  Value Return(b)    (000)   Assets    Assets
-----------------------------------------------------------------------------------------------------------------------------
Class A (9/94)
  2006(e)          $10.85      $.22      $ .12  $ .34   $(.23)     $-- $(.23) $10.96      3.13% $77,622      .87%*    3.95%*
  2005              10.97       .45       (.11)   .34    (.46)      --  (.46)  10.85      3.20   73,687      .88      4.22
  2004              10.79       .46        .18    .64    (.46)      --  (.46)  10.97      6.07   77,021      .90      4.26
  2003              10.60       .46        .20    .66    (.47)      --  (.47)  10.79      6.36   74,067      .91      4.29
  2002              10.45       .47        .15    .62    (.47)      --  (.47)  10.60      6.04   60,835      .90      4.45
  2001               9.73       .48        .72   1.20    (.48)      --  (.48)  10.45     12.59   52,277     1.00      4.73
Class B (2/97)
  2006(e)           10.85       .18        .11    .29    (.18)      --  (.18)  10.96      2.73   23,773     1.62*     3.21*
  2005              10.96       .37       (.11)   .26    (.37)      --  (.37)  10.85      2.49   25,273     1.63      3.47
  2004              10.78       .38        .17    .55    (.37)      --  (.37)  10.96      5.26   27,140     1.65      3.51
  2003              10.59       .38        .20    .58    (.39)      --  (.39)  10.78      5.58   26,926     1.66      3.54
  2002              10.44       .39        .15    .54    (.39)      --  (.39)  10.59      5.26   23,451     1.65      3.70
  2001               9.72       .40        .72   1.12    (.40)      --  (.40)  10.44     11.74   15,979     1.75      3.98
Class C (9/94)
  2006(e)           10.82       .19        .12    .31    (.20)      --  (.20)  10.93      2.85   28,904     1.42*     3.40*
  2005              10.94       .39       (.11)   .28    (.40)      --  (.40)  10.82      2.63   27,914     1.43      3.67
  2004              10.76       .40        .18    .58    (.40)      --  (.40)  10.94      5.50   28,226     1.45      3.72
  2003              10.56       .40        .21    .61    (.41)      --  (.41)  10.76      5.88   21,192     1.46      3.74
  2002              10.41       .41        .15    .56    (.41)      --  (.41)  10.56      5.46   14,376     1.45      3.89
  2001               9.70       .42        .71   1.13    (.42)      --  (.42)  10.41     11.92   12,757     1.55      4.17
Class R (2/92)
  2006(e)           10.87       .23        .12    .35    (.24)      --  (.24)  10.98      3.21   44,429      .67*     4.15*
  2005              10.98       .48       (.12)   .36    (.47)      --  (.47)  10.87      3.46   43,464      .68      4.42
  2004              10.80       .48        .17    .65    (.47)      --  (.47)  10.98      6.24   45,807      .70      4.46
  2003              10.60       .48        .21    .69    (.49)      --  (.49)  10.80      6.63   45,043      .71      4.49
  2002              10.45       .49        .15    .64    (.49)      --  (.49)  10.60      6.22   43,465      .70      4.64
  2001               9.73       .50        .72   1.22    (.50)      --  (.50)  10.45     12.79   41,916      .80      4.93
-----------------------------------------------------------------------------------------------------------------------------

Class (Commencement Date)
                Ratios/Supplemental Data
                ----------------------------------------------------
                      After            After Credit/
                 Reimbursement(c)     Reimbursement(d)
NEW JERSEY      ------------------   ------------------
                             Ratio                Ratio
                            of Net               of Net
                           Invest-              Invest-
                Ratio of      ment   Ratio of      ment
                Expenses    Income   Expenses    Income
                      to        to         to        to
                 Average   Average    Average   Average   Portfolio
Year Ended           Net       Net        Net       Net    Turnover
February 28/29,   Assets    Assets     Assets    Assets        Rate
--------------------------------------------------------------------
Class A (9/94)
  2006(e)            .87%*    3.95%*      .86%*    3.96%*         9%
  2005               .88      4.22        .87      4.23          15
  2004               .90      4.26        .89      4.27          17
  2003               .91      4.29        .90      4.30           6
  2002               .90      4.45        .89      4.46           7
  2001              1.00      4.73        .98      4.74          12
Class B (2/97)
  2006(e)           1.62*     3.21*      1.61*     3.21*          9
  2005              1.63      3.47       1.62      3.48          15
  2004              1.65      3.51       1.64      3.52          17
  2003              1.66      3.54       1.65      3.55           6
  2002              1.65      3.70       1.64      3.71           7
  2001              1.75      3.98       1.73      3.99          12
Class C (9/94)
  2006(e)           1.42*     3.40*      1.41*     3.41*          9
  2005              1.43      3.67       1.42      3.68          15
  2004              1.45      3.72       1.44      3.73          17
  2003              1.46      3.74       1.45      3.75           6
  2002              1.45      3.89       1.44      3.90           7
  2001              1.55      4.17       1.53      4.19          12
Class R (2/92)
  2006(e)            .67*     4.15*       .66*     4.16*          9
  2005               .68      4.42        .67      4.43          15
  2004               .70      4.46        .69      4.47          17
  2003               .71      4.49        .70      4.50           6
  2002               .70      4.64        .69      4.65           7
  2001               .80      4.93        .78      4.94          12
--------------------------------------------------------------------

*  Annualized.
(a)Per share Net Investment Income is calculated using the average daily shares method.
(b)Total returns are calculated on net asset value without any sales charge and are not annualized.
(c)After expense reimbursement from the Adviser, where applicable.
(d)After custodian fee credit and expense reimbursement, where applicable.
(e)For the six months ended August 31, 2005.

                                See accompanying notes to financial statements.

----
56

Selected data for a share outstanding throughout each period:

Class (Commencement Date)
                                       Investment Operations       Less Distributions
                                    --------------------------- -----------------------                    --------


NEW YORK




                                                     Net
                          Beginning       Net  Realized/            Net                  Ending              Ending
                                Net   Invest- Unrealized        Invest-                     Net                 Net
Year Ended                    Asset      ment       Gain           ment  Capital          Asset     Total    Assets
February 28/29,               Value Income(a)     (Loss)  Total  Income    Gains   Total  Value Return(b)     (000)
--------------------------------------------------------------------------------------------------------------------
Class A (9/94)
  2006(e)                    $10.93      $.24      $ .11  $ .35   $(.24)   $  --  $(.24) $11.04      3.19% $150,661
  2005                        11.10       .50       (.17)   .33    (.50)      --   (.50)  10.93      3.12   127,502
  2004                        10.88       .52        .22    .74    (.52)      --   (.52)  11.10      6.94   122,569
  2003                        10.72       .52        .22    .74    (.54)    (.04)  (.58)  10.88      7.11   113,197
  2002                        10.66       .58        .04    .62    (.56)      --   (.56)  10.72      5.94   105,700
  2001                        10.17       .57        .52   1.09    (.60)      --   (.60)  10.66     10.97   102,144
Class B (2/97)
  2006(e)                     10.94       .20        .10    .30    (.20)      --   (.20)  11.04      2.73    34,148
  2005                        11.11       .42       (.17)   .25    (.42)      --   (.42)  10.94      2.38    36,125
  2004                        10.90       .44        .21    .65    (.44)      --   (.44)  11.11      6.07    41,579
  2003                        10.73       .44        .23    .67    (.46)    (.04)  (.50)  10.90      6.43    40,951
  2002                        10.68       .50        .03    .53    (.48)      --   (.48)  10.73      5.07    34,262
  2001                        10.18       .49        .53   1.02    (.52)      --   (.52)  10.68     10.24    25,992
Class C (9/94)
  2006(e)                     10.95       .21        .10    .31    (.21)      --   (.21)  11.05      2.84    40,746
  2005                        11.12       .44       (.16)   .28    (.45)      --   (.45)  10.95      2.60    37,221
  2004                        10.91       .46        .22    .68    (.47)      --   (.47)  11.12      6.30    35,832
  2003                        10.75       .46        .23    .69    (.49)    (.04)  (.53)  10.91      6.56    27,687
  2002                        10.70       .52        .03    .55    (.50)      --   (.50)  10.75      5.29    24,505
  2001                        10.20       .51        .53   1.04    (.54)      --   (.54)  10.70     10.47    17,757
Class R (12/86)
  2006(e)                     10.96       .25        .11    .36    (.25)      --   (.25)  11.07      3.29   140,441
  2005                        11.13       .52       (.17)   .35    (.52)      --   (.52)  10.96      3.34   139,964
  2004                        10.91       .54        .23    .77    (.55)      --   (.55)  11.13      7.06   150,963
  2003                        10.75       .55        .22    .77    (.57)    (.04)  (.61)  10.91      7.33   146,759
  2002                        10.69       .60        .04    .64    (.58)      --   (.58)  10.75      6.16   144,581
  2001                        10.20       .59        .52   1.11    (.62)      --   (.62)  10.69     11.19   144,950
--------------------------------------------------------------------------------------------------------------------

Class (Commencement Date)
                                               Ratios/Supplemental Data
                          -------------------------------------------------------------------------
                             Before Credit/           After            After Credit/
                             Reimbursement       Reimbursement(c)     Reimbursement(d)
NEW YORK                  ------------------   ------------------   ------------------
                                       Ratio                Ratio                Ratio
                                      of Net               of Net               of Net
                                     Invest-              Invest-              Invest-
                          Ratio of      ment   Ratio of      ment   Ratio of      ment
                          Expenses    Income   Expenses    Income   Expenses    Income
                                to        to         to        to         to        to
                           Average   Average    Average   Average    Average   Average   Portfolio
Year Ended                     Net       Net        Net       Net        Net       Net    Turnover
February 28/29,             Assets    Assets     Assets    Assets     Assets    Assets        Rate
---------------------------------------------------------------------------------------------------
Class A (9/94)
  2006(e)                      .84%*    4.29%*      .84%*    4.29%*      .83%*    4.30%*         5%
  2005                         .86      4.59        .86      4.59        .85      4.60           8
  2004                         .88      4.76        .88      4.76        .88      4.76          12
  2003                         .88      4.87        .88      4.87        .87      4.87          23
  2002                         .89      5.16        .66      5.39        .65      5.39          11
  2001                         .91      5.26        .70      5.47        .69      5.48          28
Class B (2/97)
  2006(e)                     1.59*     3.55*      1.59*     3.55*      1.59*     3.56*          5
  2005                        1.61      3.84       1.61      3.84       1.60      3.85           8
  2004                        1.63      4.01       1.63      4.01       1.63      4.01          12
  2003                        1.63      4.11       1.63      4.11       1.62      4.12          23
  2002                        1.64      4.41       1.41      4.64       1.41      4.65          11
  2001                        1.66      4.51       1.45      4.72       1.44      4.73          28
Class C (9/94)
  2006(e)                     1.39*     3.75*      1.39*     3.75*      1.38*     3.75*          5
  2005                        1.41      4.04       1.41      4.04       1.40      4.05           8
  2004                        1.43      4.21       1.43      4.21       1.43      4.21          12
  2003                        1.43      4.31       1.43      4.31       1.42      4.32          23
  2002                        1.44      4.61       1.21      4.84       1.21      4.85          11
  2001                        1.46      4.72       1.26      4.92       1.25      4.92          28
Class R (12/86)
  2006(e)                      .64*     4.50*       .64*     4.50*       .64*     4.51*          5
  2005                         .66      4.79        .66      4.79        .65      4.80           8
  2004                         .68      4.96        .68      4.96        .68      4.96          12
  2003                         .68      5.07        .68      5.07        .67      5.07          23
  2002                         .69      5.36        .46      5.59        .46      5.59          11
  2001                         .71      5.46        .49      5.67        .49      5.68          28
---------------------------------------------------------------------------------------------------

*  Annualized.
(a)Per share Net Investment Income is calculated using the average daily shares method.
(b)Total returns are calculated on net asset value without any sales charge and are not annualized.
(c)After expense reimbursement from the Adviser, where applicable.
(d)After custodian fee credit and expense reimbursement, where applicable.
(e)For the six months ended August 31, 2005.

                                See accompanying notes to financial statements.

----
57

Selected data for a share outstanding throughout each period:


Class (Commencement Date)
                             Investment Operations       Less Distributions
                          --------------------------- -----------------------                    -----------------------------
                                                                                                             Before Credit/
                                                                                                             Reimbursement
NEW YORK INSURED                                                                                          ------------------
                                                                                                                       Ratio
                                                                                                                      of Net
                                                                                                                     Invest-
                                                                                                          Ratio of      ment
                                           Net                                                            Expenses    Income
                Beginning       Net  Realized/            Net                  Ending              Ending       to        to
                      Net   Invest- Unrealized        Invest-                     Net                 Net  Average   Average
Year Ended          Asset      ment       Gain           ment  Capital          Asset     Total    Assets      Net       Net
February 28/29,     Value Income(a)     (Loss)  Total  Income    Gains   Total  Value Return(b)     (000)   Assets    Assets
-------------------------------------------------------------------------------------------------------------------------------
Class A (9/94)
  2006(e)          $10.71      $.21      $ .09  $ .30   $(.21)   $  --  $(.21) $10.80      2.86% $ 92,317      .84%*    3.91%*
  2005              10.98       .45       (.18)   .27    (.45)    (.09)  (.54)  10.71      2.59    87,032      .85      4.17
  2004              10.92       .46        .21    .67    (.47)    (.14)  (.61)  10.98      6.37    78,526      .86      4.28
  2003              10.59       .47        .40    .87    (.48)    (.06)  (.54)  10.92      8.46    73,936      .88      4.40
  2002              10.50       .49        .10    .59    (.50)      --   (.50)  10.59      5.75    63,043      .89      4.67
  2001               9.95       .51        .55   1.06    (.51)      --   (.51)  10.50     10.97    56,936      .91      4.98
Class B (2/97)
  2006(e)           10.73       .17        .09    .26    (.17)      --   (.17)  10.82      2.45    21,989     1.59*     3.16*
  2005              11.00       .37       (.18)   .19    (.37)    (.09)  (.46)  10.73      1.79    22,881     1.60      3.42
  2004              10.93       .38        .22    .60    (.39)    (.14)  (.53)  11.00      5.64    27,104     1.61      3.53
  2003              10.60       .39        .40    .79    (.40)    (.06)  (.46)  10.93      7.64    27,786     1.63      3.65
  2002              10.51       .41        .10    .51    (.42)      --   (.42)  10.60      4.97    23,418     1.64      3.92
  2001               9.96       .43        .56    .99    (.44)      --   (.44)  10.51     10.12    16,965     1.66      4.23
Class C (9/94)
  2006(e)           10.71       .18        .09    .27    (.18)      --   (.18)  10.80      2.57    17,040     1.39*     3.36*
  2005              10.98       .39       (.18)   .21    (.39)    (.09)  (.48)  10.71      2.02    17,470     1.40      3.62
  2004              10.92       .40        .21    .61    (.41)    (.14)  (.55)  10.98      5.78    21,246     1.42      3.73
  2003              10.59       .41        .40    .81    (.42)    (.06)  (.48)  10.92      7.85    14,446     1.43      3.84
  2002              10.49       .43        .11    .54    (.44)      --   (.44)  10.59      5.26     9,926     1.44      4.12
  2001               9.94       .45        .55   1.00    (.45)      --   (.45)  10.49     10.33     5,131     1.46      4.43
Class R (12/86)
  2006(e)           10.74       .22        .09    .31    (.22)      --   (.22)  10.83      2.94   232,435      .64*     4.11*
  2005              11.00       .47       (.17)   .30    (.47)    (.09)  (.56)  10.74      2.85   237,657      .65      4.37
  2004              10.94       .49        .20    .69    (.49)    (.14)  (.63)  11.00      6.53   258,263      .66      4.48
  2003              10.60       .49        .41    .90    (.50)    (.06)  (.56)  10.94      8.72   263,572      .68      4.60
  2002              10.50       .51        .11    .62    (.52)      --   (.52)  10.60      6.03   260,568      .69      4.87
  2001               9.95       .53        .55   1.08    (.53)      --   (.53)  10.50     11.16   259,651      .71      5.18
-------------------------------------------------------------------------------------------------------------------------------

Class (Commencement Date)
                Ratios/Supplemental Data
                ----------------------------------------------------
                       After            After Credit/
                  Reimbursement(c)     Reimbursement(d)
NEW YORK INSURED ------------------  ------------------
                             Ratio                Ratio
                            of Net               of Net
                           Invest-              Invest-
                Ratio of      ment   Ratio of      ment
                Expenses    Income   Expenses    Income
                      to        to         to        to
                 Average   Average    Average   Average   Portfolio
Year Ended           Net       Net        Net       Net    Turnover
February 28/29,   Assets    Assets     Assets    Assets        Rate
--------------------------------------------------------------------
Class A (9/94)
  2006(e)            .84%*    3.91%*      .84%*    3.91%*        14%
  2005               .85      4.17        .85      4.18          12
  2004               .86      4.28        .86      4.28          10
  2003               .88      4.40        .87      4.40          21
  2002               .89      4.67        .88      4.68          17
  2001               .91      4.98        .90      4.99          15
Class B (2/97)
  2006(e)           1.59*     3.16*      1.59*     3.17*         14
  2005              1.60      3.42       1.60      3.42          12
  2004              1.61      3.53       1.61      3.53          10
  2003              1.63      3.65       1.62      3.66          21
  2002              1.64      3.92       1.63      3.93          17
  2001              1.66      4.23       1.65      4.24          15
Class C (9/94)
  2006(e)           1.39*     3.36*      1.39*     3.37*         14
  2005              1.40      3.62       1.40      3.63          12
  2004              1.42      3.73       1.41      3.73          10
  2003              1.43      3.84       1.42      3.85          21
  2002              1.44      4.12       1.43      4.13          17
  2001              1.46      4.43       1.45      4.44          15
Class R (12/86)
  2006(e)            .64*     4.11*       .64*     4.12*         14
  2005               .65      4.37        .65      4.37          12
  2004               .66      4.48        .66      4.48          10
  2003               .68      4.60        .67      4.61          21
  2002               .69      4.87        .68      4.88          17
  2001               .71      5.18        .70      5.19          15
--------------------------------------------------------------------

*  Annualized.
(a)Per share Net Investment Income is calculated using the average daily shares method.
(b)Total returns are calculated on net asset value without any sales charge and are not annualized.
(c)After expense reimbursement from the Adviser, where applicable.
(d)After custodian fee credit and expense reimbursement, where applicable.
(e)For the six months ended August 31, 2005.

                                See accompanying notes to financial statements.

----
58

            Annual Investment Management Agreement Approval Process

At a meeting held on May 10-12, 2005, the Board of Trustees of the Funds, including the independent Trustees, unanimously approved the Investment Management Agreement between each Fund and NAM.

The Approval Process
To assist the Board in its evaluation of an advisory contract with NAM, the independent Trustees received a report in adequate time in advance of their meeting which outlined, among other things, the services provided by NAM; the organization of NAM, including the responsibilities of various departments and key personnel; the Fund's past performance as well as the Fund's performance compared to funds of similar investment objectives compiled by an independent third party (a "Peer Group") as described below and if available, with recognized or, in certain cases, customized benchmarks; the profitability of NAM and certain industry profitability analyses for advisers to unaffiliated investment companies; the expenses of NAM in providing the various services; the management fees of NAM, including comparisons of such fees with the management fees of comparable funds in its Peer Group as well as comparisons of NAM's management fees with the fees NAM assesses to other types of investment products or accounts, if any; the soft dollar practices of NAM; and the expenses of each Fund, including comparisons of the Fund's expense ratios (after any fee waivers) with the expense ratios of its Peer Group. This information supplements that received by the Board throughout the year regarding Fund performance, expense ratios, portfolio composition, trade execution and sales activity.

In addition to the foregoing materials, independent legal counsel to the independent Trustees provided, in advance of the meeting, a legal memorandum outlining, among other things, the duties of the Trustees under the 1940 Act as well as the general principles of relevant state law in reviewing and approving advisory contracts; the requirements of the 1940 Act in such matters; an adviser's fiduciary duty with respect to advisory agreements and compensation; the standards used by courts in determining whether investment company boards of directors have fulfilled their duties and factors to be considered by the board in voting on advisory agreements.

At the Board meeting, NAM made a presentation to and responded to questions from the Board. After the presentation and after reviewing the written materials, the independent Trustees met privately with their legal counsel to review the Board's duties in reviewing advisory contracts and consider the renewal of the advisory contract. It is with this background that the Trustees considered each Investment Management Agreement with NAM. The independent Trustees, in consultation with independent counsel, reviewed the factors set out in judicial decisions and SEC directives relating to the renewal of advisory contracts. As outlined in more detail below, the Trustees considered all factors they believed relevant with respect to each Fund, including the following: (a) the nature, extent and quality of the services to be provided by NAM; (b) the investment performance of the Fund and NAM; (c) the costs of the services to be provided and profits to be realized by NAM and its affiliates from the relationship with the Fund; (d) the extent to which economies of scale would be realized as the Fund grows; and (e) whether fee levels reflect these economies of scale for the benefit of Fund investors.

A. Nature, Extent and Quality of Services
In evaluating the nature, extent and quality of NAM's services, the Trustees reviewed information concerning the types of services that NAM or its affiliates provide and are expected to provide to the Nuveen Funds; narrative and statistical information concerning the Fund's performance record and how such performance compares to the Fund's Peer Group and, if available, recognized benchmarks or, in certain cases, customized benchmarks (as described in further detail in Section B below); information describing NAM's organization and its various departments, the experience and responsibilities of key personnel, and available resources. In the discussion of key personnel, the Trustees received materials regarding the changes or additions in personnel of NAM. The Trustees further noted the willingness of the personnel of NAM to engage in open, candid discussions with the Board. The Trustees further considered the quality of NAM's investment process in making portfolio management decisions, including any refinements or improvements to the portfolio management processes, enhancements to technology and systems that are available to portfolio managers, and any additions of new personnel which may strengthen or expand the research and investment capabilities of NAM. In their review of the advisory contracts for the fixed income funds, such as the Funds, the Trustees also noted that Nuveen won the Lipper Award for Best Fund Family:
Fixed Income-Large Asset Class, for 2004. Given the Trustees' experience with the Funds, other Nuveen funds and NAM, the Trustees noted that they were familiar with and continue to have a good understanding of the organization, operations and personnel of NAM.

In addition to advisory services, the independent Trustees considered the quality of the administrative or non-advisory services provided. In this regard, NAM provides the Fund with such administrative and other services (exclusive of, and in addition to, any such services provided by others for the Funds) and officers and other personnel as are necessary for the operations of the respective Fund. In addition to investment management services, NAM and its affiliates provide each Fund with a wide range of services, including: preparing shareholder reports; providing daily accounting; providing quarterly financial statements; overseeing and coordinating the activities of other service providers; administering and organizing Board meetings and preparing the Board materials for such meetings; providing legal support (such as helping to prepare registration statements, amendments thereto and proxy statements and responding to regulatory inquiries); and performing other Fund administrative tasks necessary for the operation of the respective Fund (such as tax reporting and fulfilling regulatory filing requirements). In addition, in evaluating the administrative services, the Trustees considered, in particular, NAM's policies and procedures for assuring compliance with applicable laws and regulations in light of the new SEC regulations governing compliance. The Trustees noted NAM's focus on compliance and its compliance systems. In their review, the Trustees considered, among other things, the additions of experienced


----
59
personnel to NAM's compliance group and modifications and other enhancements to NAM's computer systems. In addition to the foregoing, the Trustees also noted that NAM outsources certain services that cannot be replicated without significant costs or at the same level of expertise. Such outsourcing has been a beneficial and efficient use of resources by keeping expenses low while obtaining quality services.

With respect to services provided to municipal funds, such as the Funds, the Trustees also noted, among other things, the enhancements NAM implemented to its municipal portfolio management processes (e.g., the increased use of benchmarks to guide and assess the performance of its portfolio managers); the implementation of a risk management program; and the various initiatives being undertaken to enhance or modify NAM's computer systems as necessary to support the innovations of the municipal investment team (such as, the ability to assess certain historical data in order to create customized benchmarks, perform attribution analysis and facilitate the use of derivatives as hedging instruments).

Based on their review, the Trustees found that, overall, the nature, extent and quality of services provided (and expected to be provided) to the respective Funds under the applicable Investment Management Agreement, were of a high level and were quite satisfactory.

B. The Investment Performance of the Fund and NAM
As previously noted, the Board received a myriad of performance information regarding each Fund and its Peer Group, if available. Among other things, the Board received materials reflecting a Fund's historic performance, the Fund's performance compared to its Peer Group (as described below) and, if available, its performance compared to recognized and, in certain cases, customized benchmarks (as applicable). Further in evaluating the performance information, in certain limited instances, the Trustees noted that the closest Peer Group for a Fund still would not adequately reflect such Fund's investment objectives and strategies, thereby limiting the usefulness of the comparisons of such Fund's performance with that of the Peer Group.

With respect to state municipal funds, such as the Funds, the performance data included, among other things, the respective Fund's performance relative to its peers, except as noted. More specifically, a Fund's one-, three- and five-year total returns (as available) for the periods ending December 31, 2004 were evaluated relative to the unaffiliated funds in its respective Peer Group (including the returns of individual peers as well as the Peer Group average) as well as additional performance information with respect to all funds in the Peer Group, subject to the following. Certain state municipal Funds do not have a corresponding Peer Group in which case their performance is measured against a state-specific municipal index compiled by an independent third party. Such indices measure bond performance rather than fund performance. The two open-end Nuveen Funds that utilize such indices are the Nuveen New Mexico Municipal Bond Fund and the Nuveen Wisconsin Municipal Bond Fund. Based on their review, the Trustees determined that the respective Fund's absolute and relative investment performance over time had been satisfactory.

C. Fees, Expenses and Profitability
 1. Fees and Expenses
 In evaluating the management fees and expenses that a Fund is expected to bear, the Trustees considered the Fund's current management fee structure and the Fund's expected expense ratios in absolute terms as well as compared with the fees and respective expense ratios of the unaffiliated funds in its Peer Group. The Trustees reviewed the financial information of NAM, including its respective revenues, expenses and profitability. In reviewing fees, the Trustees, among other things, reviewed comparisons of the Fund's gross management fees (fees after fund-level and complex-wide level breakpoints but before reimbursements and fee waivers), net management fees (after breakpoints and reimbursements and fee waivers) and total expense ratios (before and after waivers) with those of the unaffiliated funds in its Peer Group and peer averages. In this regard, the Trustees noted that the relative ranking of the Nuveen Funds on fees and expenses was aided by the significant level of fee reductions provided by the fund-level and complex-wide breakpoint schedules, and the fee waivers and reimbursements provided by Nuveen for certain Funds launched since 1999. The complex-wide breakpoint schedule was instituted in 2004 and is described in further detail below in Section D entitled "Economies of Scale and Whether Fee Levels Reflect these Economies of Scale." In addition to the foregoing, in their review of the fee and expense information provided for the municipal funds, including, in particular, the expense ratios of the unaffiliated funds in the respective Peer Group, the Trustees determined that such Funds' net total expense ratios were within an acceptable range compared to such peers.

 2. Comparisons with the Fees of Other Clients
 The Trustees further compared the fees of NAM to the fees NAM or an affiliate thereof assessed for other types of clients investing in municipal funds (such as municipal managed accounts). With respect to municipal managed accounts, the advisory fees for such accounts are generally lower than those charged to the comparable Fund. The Trustees noted, however, the additional services that are provided and the costs incurred by Nuveen in managing and operating registered investment companies, such as the Funds, compared to individually managed separate accounts. For instance, as described above, NAM and its affiliates provide numerous services to the Funds including, but not limited to, preparing shareholder reports; providing daily accounting; preparing quarterly financial statements; overseeing and coordinating the activities of other service providers; administering and organizing Board meetings and preparing the Board materials for such meetings; providing legal support; and administering all other aspects of the Fund's operations. Further, the Trustees noted the increased compliance requirements for funds in light of new SEC regulations and other legislation. These services are generally not required to the same extent, if at all,


----
60
 for separate accounts. In addition to the differences in services, the Trustees also considered, among other things, the differences in product distribution, investor profiles and account sizes. Accordingly, the Trustees believe that the nature and number of services provided to operate a Fund merit the higher fees than those to separate managed accounts.

 3. Profitability of NAM
 In conjunction with its review of fees, the Trustees also considered the profitability of NAM. The Trustees reviewed NAM's revenues, expenses and profitability margins (on both a pre-tax and after-tax basis). In reviewing profitability, the Trustees recognized that one of the most difficult issues in determining profitability is establishing a method of allocating expenses. Accordingly, the Trustees reviewed NAM's assumptions and methodology of allocating expenses. In this regard, the methods of allocation used appeared reasonable but the Board noted the inherent limitations in allocating costs among various advisory products. The Trustees also recognized that individual fund or product line profitability of other advisers is generally not publicly available. Further, profitability may be affected by numerous factors including the types of funds managed, expense allocations, business mix, etc., and therefore comparability of profitability is somewhat limited. Nevertheless, to the extent available, the Trustees considered NAM's profit margin compared to the profitability of various publicly-traded investment management companies and/or investment management companies that publicly disclose some or all of their financial results compiled by three independent third-party service providers. The Trustees also reviewed the revenues, expenses and profit margins of various unaffiliated advisory firms with similar amounts of assets under management for the last year prepared by NAM. Based on their review, the Trustees were satisfied that NAM's level of profitability from its relationship with each Fund was reasonable in light of the services provided.

 In evaluating the reasonableness of the compensation, the Trustees also considered any other revenues paid to NAM as well as any indirect benefits (such as soft dollar arrangements, if any) NAM and its affiliates are expected to receive that are directly attributable to their management of the Funds, if any. See Section E below for additional information. Based on their review of the overall fee arrangements of the applicable Fund, the Trustees determined that the advisory fees and expenses of the respective Fund were reasonable.

D. Economies of Scale and Whether Fee Levels Reflect these Economies of Scale In reviewing the compensation, the Trustees have long understood the benefits of economies of scale as the assets of a fund grow and have sought to ensure that shareholders share in these benefits. One method for shareholders to share in economies of scale is to include breakpoints in the advisory fee schedules that reduce fees as fund assets grow. Accordingly, the Trustees received and reviewed the schedules of advisory fees for each Fund, including fund-level breakpoints thereto. In addition, after lengthy negotiations with management, the Board in May 2004 approved a complex-wide fee arrangement pursuant to which fees of the funds in the Nuveen complex, including the Funds, are reduced as the assets in the fund complex reach certain levels. The complex-wide fee arrangement was introduced on August 1, 2004 and the Trustees reviewed data regarding the reductions of fees for the Funds for the period of August 1, 2004 to December 31, 2004. In evaluating the complex-wide fee arrangement, the Trustees considered, among other things, the historic and expected fee savings to shareholders as assets grow, the amount of fee reductions at various asset levels, and that the arrangement would extend to all Funds in the Nuveen complex. The Trustees also considered the impact, if any, the complex-wide fee arrangement may have on the level of services provided. Based on their review, the Trustees concluded that the breakpoint schedule and complex-wide fee arrangement currently was acceptable and desirable in providing benefits from economies of scale to shareholders.

E. Indirect Benefits
In evaluating fees, the Trustees also considered any indirect benefits or profits NAM or its affiliates may receive as a result of its relationship with each Fund. In this regard, the Trustees considered any benefits from soft dollar arrangements. The Trustees noted that although NAM manages a large amount of assets, it has very little, if any, brokerage to allocate. This is due to the fact that NAM typically manages the portfolios of the municipal funds in the Nuveen complex and municipal bonds generally trade on a principal basis. Accordingly, NAM does not currently have any soft dollar arrangements and does not pay excess brokerage commissions (or spreads on principal transactions) in order to receive research services.

In addition to soft dollar arrangements, the Trustees also considered any other revenues, if any, received by NAM or its affiliates. In this regard, for Funds with 12b-1 plans, the Trustees received and considered the amount 12b-1 fees retained by Nuveen during the last calendar year. The Trustees noted that the vast majority of the 12b-1 fees received by Nuveen are ultimately paid to other financial advisers.

F. Other Considerations
Nuveen, until recently, was a majority owned subsidiary of St. Paul Travelers Companies, Inc. ("St. Paul"). As noted, St. Paul earlier this year announced its intention to divest its equity stake in Nuveen. Nuveen is the parent of NAM. Pursuant to a series of transactions, St. Paul had begun to reduce its interest in Nuveen which would ultimately result in a change of control of Nuveen and therefore NAM. As mandated by the 1940 Act, such a change in control would result in an assignment of the advisory agreement with NAM and the automatic termination of such agreement. Accordingly, the Board also considered the approval of a New Investment Management Agreement with each Fund in light of, and which would take effect upon, the anticipated change of control. More specifically, the Board considered for each Fund a New Investment Management Agreement on substantially identical terms


----
61
to the existing Investment Management Agreement, to take effect after the change of control has occurred and the contract has been approved by Fund shareholders. In its review, the Board considered whether the various transactions necessary to divest St. Paul's interest will have an impact on the various factors they considered in approving NAM, such as the scope and quality of services to be provided following the change of control. In reviewing the St. Paul transactions, the Board considered, among other things, the impact, if any, on the operations and organizational structure of NAM; the possible benefits and costs of the transactions to the respective Fund; the potential implications of any arrangements used by Nuveen to finance certain of the transactions; the ability of NAM to perform its duties after the transactions; whether a Fund's fee structure or expense ratio would change; any changes to the current practices of the respective Fund; any changes to the terms of the advisory agreement; and any anticipated changes to the operations of NAM. Based on its review, the Board determined that St. Paul's divestiture would not affect the nature and quality of services provided by NAM, the terms of the Investment Management Agreement, including the fees thereunder, and would not materially affect the organization or operations of NAM. Accordingly, the Board determined that their analysis of the various factors regarding their approval of NAM would continue to apply after the change of control.

G. Approval
The Trustees did not identify any single factor discussed previously as all-important or controlling. The Trustees, including a majority of independent Trustees, concluded that the terms of the Investment Management Agreements were fair and reasonable, that NAM's fees are reasonable in light of the services provided to each Fund, that the renewal of the NAM Investment Management Agreements should be approved, and that the new, post-change of control NAM Investment Management Agreements be approved and recommended to shareholders.


----
62

                                     Notes

--------------------------------------------------------------------------------
63

                                     Notes

--------------------------------------------------------------------------------
64

--------------------------------------------------------------------------------
  Fund Information
================================================================================


  Fund Manager            Legal Counsel              Transfer Agent and
  Nuveen Asset Management Chapman and Cutler LLP     Shareholder Services
  333 West Wacker Drive   Chicago, IL                Boston Financial
  Chicago, IL 60606                                  Data Services, Inc.
                          Independent Registered     Nuveen Investor Services
                          Public Accounting Firm     P.O. Box 8530
                          PricewaterhouseCoopers LLP Boston, MA 02266-8530
                          Chicago, IL                (800) 257-8787

                          Custodian
                          State Street Bank & Trust
                          Boston, MA

================================================================================

Glossary of Terms Used in this Report

Average Annual Total Return: This is a commonly used method to express an investment's performance over a particular, usually multi-year time period. It expresses the return that would have been necessary each year to equal the investment's actual cumulative performance (including change in NAV or offer price and reinvested dividends and capital gains distributions, if any) over the time period being considered.

Average Effective Maturity: The average of all the maturities of the bonds in a Fund's portfolio, computed by weighting each maturity date (the date the security comes due) by the market value of the security. This figure does not account for the likelihood of prepayments or the exercise of call provisions. Average Duration: Duration is a measure of the expected period over which a bond's principal and interest will be paid, and consequently is a measure of the sensitivity of a bond's (or bond fund's) value to changes when market interest rates change. Generally, the longer a bond or Fund's duration, the more the price of the bond or Fund will change as interest rates change.

Dividend Yield (also known as Market Yield or Current Yield): An investment's current annualized dividend divided by its current offering price.

Net Asset Value (NAV): A Fund's NAV is the dollar value of one share in the Fund. It is calculated by subtracting the liabilities of the Fund from its total assets and then dividing the remainder by the number of shares outstanding. Fund NAVs are calculated at the end of each business day.
SEC 30-Day Yield: A standardized measure of a Fund's yield that accounts for the future amortization of premiums or discounts of bonds held in the fund's portfolio.

Taxable-Equivalent Yield: The yield necessary from a fully taxable investment to equal, on an after-tax basis at a specified assumed tax rate, the yield of a municipal bond investment.




================================================================================

Quarterly Portfolio of Investments and Proxy Voting information: Each Fund's
(i) quarterly portfolio of investments, (ii) information regarding how the Funds voted proxies relating to portfolio securities held during the 12-month period ended June 30, 2004, and (iii) a description of the policies and procedures that the Funds used to determine how to vote proxies relating to portfolio securities are available without charge, upon request, by calling Nuveen Investments at (800) 257-8787 or on Nuveen's website at www.nuveen.com.

You may also obtain this and other Fund information directly from the Securities and Exchange Commission ("SEC"). The SEC may charge a copying fee for this information. Visit the SEC on-line at http://www.sec.gov or in person at the SEC's Public Reference Room in Washington, D.C. Call the SEC at 1-202-942-8090 for room hours and operation. You may also request fund information by sending an e-mail request to publicinfo@sec.gov or by writing to the SEC's Public Reference Section at 450 Fifth Street NW, Washington, D.C. 20549.

================================================================================

NASD Regulation, Inc. provides a Public Disclosure Program which supplies certain information regarding the disciplinary history of NASD members and their associated persons in response to either telephone inquiries at (800) 289-9999 or written inquiries at www.nasdr.com. NASD Regulation, Inc. also provides an investor brochure that includes information describing the Public Disclosure Program.

----
65

[PHOTO]



                                                                     Learn more
                                                          about Nuveen Funds at
                                                              www.nuveen.com/mf



    Nuveen Investments:

    SERVING Investors

                        For GENERATIONS

    Since 1898, financial advisors and their clients have relied on Nuveen Investments to provide dependable investment solutions. For the past century, Nuveen Investments has adhered to the belief that the best approach to investing is to apply conservative risk-management principles to help minimize volatility.

    Building on this tradition, we today offer a range of high quality equity and fixed-income solutions that are integral to a well-diversified core portfolio. Our clients have come to appreciate this diversity, as well as our continued adherence to proven, long-term investing principles.

    We offer many different investing solutions for our clients' different needs.
    Managing approximately $128 billion in assets, Nuveen Investments offers access to a number of different asset classes and investing solutions through a variety of products. Nuveen Investments markets its capabilities under four distinct brands: Nuveen, a leader in tax-free investments; NWQ, a leader in value-style equities; Rittenhouse, a leader in growth-style equities; and Symphony, a leading institutional manager of market-neutral alternative investment portfolios.

    Find out how we can help you reach your financial goals.
    To learn more about the products and services Nuveen Investments offers and for a prospectus, where applicable, talk to your financial advisor, or call us at (800) 257-8787. Please read the information carefully before you invest.

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MSA-MS3-0805D

--------------------------------------------------------------------------------

Nuveen Investments
Municipal Bond Funds
--------------------------------------------------------------------------------
                                               Semiannual Report dated August
                                               31, 2005
                                             -----------------------------------

Dependable, tax-free income because it's not what you earn, it's what you keep.(R)

[PHOTO]



Nuveen Massachusetts Municipal Bond Fund
Nuveen Massachusetts Insured Municipal Bond Fund


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


[PHOTO]



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                                                  ------------------------------
  Must be preceded by or accompanied by a prospectus.
                            NOT FDIC INSURED  MAY LOSE VALUE  NO BANK GUARANTEE

[PHOTO]

Timothy R. Schwertfeger

Dear Shareholder,

Once again, I am pleased to report that over the most recent reporting period your Fund continued to provide you with attractive tax-free monthly income. For more specific information about the performance of your Fund, please see the Portfolio Manager's Comments and Fund Spotlight sections of this report.

With long-term interest rates still relatively low, many have begun to wonder whether interest rates will rise, and whether that possibility should cause them to adjust their holdings of fixed-income investments. No one knows what the future will bring, which is why we think a well-balanced portfolio that is structured and carefully monitored with the help of an investment professional is an important component in achieving your long-term financial goals. A well-diversified portfolio may actually help to reduce your overall investment risk, and we believe that municipal bond investments like your Nuveen Investments Fund can be important building blocks in a portfolio crafted to perform well through a variety of market conditions.

Some of you may have heard that in April, 2005, The St. Paul Travelers Companies, Inc., which owned 79% of Nuveen Investments, Inc. (the parent of your Fund's investment adviser) completed a public offering of a substantial portion of its equity stake in Nuveen. St. Paul Travelers recently sold the balance of its Nuveen shares to Nuveen or to others. These transactions had and will continue to have no impact on the investment objectives or management of your Fund.

Since 1898, Nuveen Investments has offered financial products and solutions that incorporate careful research, diversification, and the application of conservative risk-management principles. We are grateful that you have chosen us as a partner as you pursue your financial goals. We look forward to continuing to earn your trust in the months and years ahead.

Sincerely,
/s/ Timothy R. Schwertfeger
Timothy R. Schwertfeger
Chairman of the Board

October 20, 2005



       "No one knows what the future will bring, which is why we think a well-balanced portfolio . . . is an important component in achieving your long-term financial goals."


                           Semiannual Report  Page 1

  Portfolio Manager's Comments

  Portfolio manager Paul Brennan examines key investment strategies and the performance of the Nuveen Massachusetts Municipal Bond Fund and the Nuveen Massachusetts Insured Municipal Bond Fund. Paul, who has 14 years of investment experience, has managed the uninsured Fund since 2003 and the insured Fund since May 2005.

--------------------------------------------------------------------------------
How did the Funds perform during the six months ended August 31, 2005?

The chart on the next page provides total return performance information for the two Funds for the six-month, one-year, five-year, and ten-year periods ended August 31, 2005, along with comparisons to the Lipper Massachusetts Municipal Debt Funds category average and the national Lehman Brothers Municipal Bond Index. Although we believe that comparing the performance of a state Fund with that of a national municipal index may offer some insights into how the Fund performed relative to the general municipal market, we also think that closely comparing the results of state Funds with a national average is imperfect since most of the national index's results come from out-of-state bonds.

The total return on net asset value of the uninsured Fund outperformed its Lipper peer group average and matched the results of the national Lehman Brothers index. The Fund benefited as intermediate- and long-term interest rates continued to decline during the past six months. Because we maintained a healthy allocation to bonds in the long-intermediate part of the yield curve, the Fund was well-positioned for such a scenario. Our allocation to tobacco bonds also helped performance. The tobacco companies, whose payments made pursuant to the 1998 master tobacco settlement agreement back these securities, got a boost from an improved litigation environment. The Fund's lower-rated holdings also continued to perform well as investors seemingly became less risk averse, which tightened credit spreads. In addition to benefiting from our lower-rated tobacco holdings, the Fund also was helped by the performance of individual securities in the health care, industrial development, and multifamily housing sectors. There were few negative influences on performance during a strong municipal investing environment. The Fund did, however, see mixed results from a significant weighting in pre-refunded bonds. When bonds are pre-refunded, investors usually benefit as they generally become priced to shorter call dates and usually see price appreciation. However, pre-refunded bonds already held in the portfolio during the period underperformed because of their shorter durations, as shorter-term interest rates held steady or rose during the period.

The total return on net asset value of the insured Fund also outperformed its Lipper peer group average, although it slightly trailed the Lehman Brothers index. Many of the same factors influencing the uninsured portfolio's performance had an impact on the insured portfolio as well. This Fund also benefited from its intermediate- and longer-maturity bond holdings. However, because the portfolio is entirely invested in AAA-rated securities, we were not able to participate in the rally enjoyed by lower-rated bonds. We also enjoyed very favorable results from a Puerto Rico issuer-based inverse-floating-rate security that generated particularly strong performance during the period.

What strategies were used to manage the Funds during the six-month period, and how did these strategies influence performance?

In both Funds, our primary focus was to manage the portfolios' yield curve positioning. With short-term interest rates rising and our view that the decline in yield on long-term maturities may be becoming overdone, we believed that the best available values for our shareholders were to be found in bonds having intermediate maturities, with a particular focus on securities maturing in 10 years or longer.

--------------------------------------------------------------------------------
The views expressed reflect those of the portfolio manager and are subject to change at any time, based on market and other conditions.

                           Semiannual Report  Page 2

Class A Shares--
Total Returns as of 8/31/05
--------------------------------------------------------------------------------

                                                   Average Annual
                                     Cumulative ---------------------
                                      6-month   1-Year 5-Year 10-Year
                                     --------------------------------
           Nuveen Massachusetts
             Municipal Bond Fund
            A Shares at NAV               2.85%  5.78%  6.03%   5.42%
            A Shares at Offer            -1.45%  1.33%  5.12%   4.97%
           ----------------------------------------------------------

           Nuveen Massachusetts
             Insured Municipal Bond
             Fund
            A Shares at NAV               2.82%  4.78%  5.64%   5.17%
            A Shares at Offer            -1.52%  0.39%  4.74%   4.72%
           ----------------------------------------------------------

           Lipper Massachusetts
             Municipal Debt Funds
             Category Average/1/          2.42%  4.54%  5.59%   5.33%
           Lehman Brothers Municipal
             Bond Index/2/                2.85%  5.31%  6.37%   6.20%
           ----------------------------------------------------------

Returns quoted represent past performance, which is no guarantee of future results. Returns at NAV would be lower if the sales charge were included. Returns less than one year are cumulative. Current performance may be higher or lower than the performance shown. Investment returns and principal value will fluctuate so that when shares are redeemed, they may be worth more or less than their original cost. Class A shares have a 4.2% maximum sales charge. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of shares. For the most recent month-end performance, visit www.nuveen.com or call (800) 257-8787.

During the period, we looked for opportunities to sell some of our shorter-maturity holdings and, when appropriate, reinvested the proceeds in suitable longer bonds.

In the uninsured Fund, as credit spreads (the difference in yields between lower quality bonds and otherwise comparable higher quality bonds) narrowed during the period, indicating a declining premium for taking on additional credit risk, we focused nearly all of our new purchase activity in high-grade investments. Although BBB-rated bonds continued to outperform their higher-rated counterparts during the past six months, we saw improving relative future appreciation prospects from AAA-rated issues. The insured Fund was invested exclusively in AAA-rated bonds and thus did not take advantage of the continued strong performance of lower-rated bonds.

Compared to the prior year, there was an ample amount of new supply of Massachusetts municipal bonds during the period. Accordingly, we had little difficulty finding new bonds in which to invest. Unlike in previous periods, much of the new issuance came from new or infrequent borrowers in the municipal marketplace, providing us with opportunities to add to the portfolios' diversification.

Dividend Information
During the reporting period, both of the Funds maintained their dividend.

Each Fund seeks to pay dividends at a rate that reflects the past and projected performance of the Fund. To permit a Fund to maintain a more stable monthly dividend, the Fund may pay dividends at a rate that may be more or less than the amount of net investment income actually earned by the Fund during the period. If the Fund has cumulatively earned more than it has paid in dividends, it will hold the excess in reserve as undistributed net investment income
(UNII) as part of the Fund's net asset value. Conversely, if the Fund has cumulatively paid in dividends more than it has earned, the excess will constitute a negative UNII that will likewise be reflected in the Fund's net asset value. Each Fund will, over time, pay all its net investment income as dividends to shareholders. As of August 31, 2005, Nuveen Massachusetts Municipal Bond Fund had negative UNII for financial statement purposes and positive UNII for tax purposes. Nuveen Massachusetts Insured Municipal Bond Fund had positive UNII for both financial statement and tax purposes.


--------------------------------------------------------------------------------

1The Lipper Massachusetts Municipal Debt Funds category average shown represents the average annualized total return for all reporting funds for the periods ended August 31, 2005. The Lipper Massachusetts Municipal Debt Funds category contained 53, 52, 47 and 38 funds for the respective six-month, one-, five- and ten-year periods ended August 31, 2005. The returns account for the effects of management fees and assume reinvestment of dividends, but do not reflect any applicable sales charges. You cannot invest directly in a Lipper Category.
2The Lehman Brothers Municipal Bond Index is an unmanaged index composed of a broad range of investment-grade municipal bonds and does not reflect any initial or ongoing expenses. You cannot invest directly in an index.

                           Semiannual Report  Page 3

  Fund Spotlight as of 8/31/05          Nuveen Massachusetts Municipal Bond Fund

================================================================================

         Quick Facts
                                    A Shares B Shares C Shares R Shares
         --------------------------------------------------------------
         NAV                          $10.18   $10.20   $10.11   $10.16
         --------------------------------------------------------------
         Latest Monthly Dividend/1/  $0.0325  $0.0265  $0.0280  $0.0340
         --------------------------------------------------------------
         Inception Date              9/07/94  3/07/97 10/06/94 12/22/86
         --------------------------------------------------------------

Returns quoted represent past performance which is no guarantee of future results. Returns without sales charges would be lower if the sales charge were included. Current performance may be higher or lower than the performance shown. Investment returns and principal value will fluctuate so that when shares are redeemed, they may be worth more or less than their original cost. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of shares. Income is generally exempt from regular federal income taxes. Some income may be subject to state and local taxes and to the federal alternative minimum tax. Capital gains, if any, are subject to tax. For the most recent month-end performance visit www.nuveen.com or call (800) 257-8787.

Class A, C and R share returns are actual. Class B share returns are actual for the period since class inception; returns prior to class inception are Class R share returns adjusted for differences in sales charges and expenses, which are primarily differences in distribution and service fees. Class A shares have a 4.2% maximum sales charge. Class B shares have a contingent deferred sales charge (CDSC), also known as a back-end sales charge, that for redemptions begins at 5% and declines periodically until after 6 years when the charge becomes 0%. Class B shares automatically convert to Class A shares eight years after purchase. Class C shares have a 1% CDSC for redemptions within less than one year, which is not reflected in the one-year total return. Class R shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors.

                 Average Annual Total Returns as of 8/31/05
                 A Shares                           NAV  Offer
                 ---------------------------------------------
                 1-Year                           5.78%  1.33%
                 ---------------------------------------------
                 5-Year                           6.03%  5.12%
                 ---------------------------------------------
                 10-Year                          5.42%  4.97%
                 ---------------------------------------------
                 B Shares                      w/o CDSC w/CDSC
                 ---------------------------------------------
                 1-Year                           5.02%  1.02%
                 ---------------------------------------------
                 5-Year                           5.25%  5.09%
                 ---------------------------------------------
                 10-Year                          4.83%  4.83%
                 ---------------------------------------------
                 C Shares                           NAV
                 ---------------------------------------------
                 1-Year                           5.25%
                 ---------------------------------------------
                 5-Year                           5.47%
                 ---------------------------------------------
                 10-Year                          4.81%
                 ---------------------------------------------
                 R Shares                           NAV
                 ---------------------------------------------
                 1-Year                           5.98%
                 ---------------------------------------------
                 5-Year                           6.24%
                 ---------------------------------------------
                 10-Year                          5.63%
                 ---------------------------------------------
                 Tax-Free Yields
                 A Shares                           NAV  Offer
                 ---------------------------------------------
                 Dividend Yield/2/                3.83%  3.67%
                 ---------------------------------------------
                 SEC 30-Day Yield/3/              3.36%  3.22%
                 ---------------------------------------------
                 Taxable-Equivalent Yield/3,4/    4.94%  4.74%
                 ---------------------------------------------
                 B Shares                           NAV
                 ---------------------------------------------
                 Dividend Yield/2/                3.12%
                 ---------------------------------------------
                 SEC 30-Day Yield                 2.62%
                 ---------------------------------------------
                 Taxable-Equivalent Yield/4/      3.85%
                 ---------------------------------------------
                 C Shares                           NAV
                 ---------------------------------------------
                 Dividend Yield/2/                3.32%
                 ---------------------------------------------
                 SEC 30-Day Yield                 2.82%
                 ---------------------------------------------
                 Taxable-Equivalent Yield/4/      4.15%
                 ---------------------------------------------
                 R Shares                           NAV
                 ---------------------------------------------
                 Dividend Yield/2/                4.02%
                 ---------------------------------------------
                 SEC 30-Day Yield                 3.56%
                 ---------------------------------------------
                 Taxable-Equivalent Yield/4/      5.24%
                 ---------------------------------------------

                            Average Annual Total Returns as of 9/30/05
                            A Shares            NAV        Offer
                            ------------------------------------------
                            1-Year            4.20%       -0.17%
                            ------------------------------------------
                            5-Year            5.91%        5.02%
                            ------------------------------------------
                            10-Year           5.24%        4.79%
                            ------------------------------------------
                            B Shares       w/o CDSC       w/CDSC
                            ------------------------------------------
                            1-Year            3.46%       -0.54%
                            ------------------------------------------
                            5-Year            5.13%        4.97%
                            ------------------------------------------
                            10-Year           4.66%        4.66%
                            ------------------------------------------
                            C Shares            NAV
                            ------------------------------------------
                            1-Year            3.68%
                            ------------------------------------------
                            5-Year            5.35%
                            ------------------------------------------
                            10-Year           4.65%
                            ------------------------------------------
                            R Shares            NAV
                            ------------------------------------------
                            1-Year            4.40%
                            ------------------------------------------
                            5-Year            6.14%
                            ------------------------------------------
                            10-Year           5.46%
                            ------------------------------------------

           Portfolio Statistics
           Net Assets ($000)                                $141,573
           ---------------------------------------------------------
           Average Effective Maturity on Securities (Years)    16.83
           ---------------------------------------------------------
           Average Duration                                     5.83
           ---------------------------------------------------------

--------------------------------------------------------------------------------
1Paid September 1, 2005. This is the latest monthly tax-exempt dividend declared during the period ended August 31, 2005.
2Dividend Yield is the most recent dividend per share (annualized) divided by the appropriate price per share. The SEC 30-Day Yield is a standardized measure of the current market yield on the Fund's portfolio and is based on the maximum offer price per share. The Dividend Yield also differs from the SEC 30-Day Yield because the Fund may be paying out more or less than it is earning and it may not include the effect of amortization of bond premium.
3The SEC 30-Day Yield and Taxable Equivalent Yield on A Shares at NAV applies only to A Shares purchased at no-load pursuant to the Fund's policy permitting waiver of the A Share load in certain specified circumstances.
4The taxable-equivalent yield represents the yield that must be earned on a fully taxable investment in order to equal the yield on the Nuveen Investments Fund on an after-tax basis at a specified tax rate. With respect to investments that generate qualified dividend income that is taxable at a maximum rate of 15%, the taxable-equivalent yield is lower. The taxable-equivalent yield is based on the Fund's SEC 30-Day Yield on the indicated date and a combined federal and state income tax rate of 32.0%.

                           Semiannual Report  Page 4

  Fund Spotlight as of 8/31/05          Nuveen Massachusetts Municipal Bond Fund

================================================================================


Bond Credit Quality/1/

         [CHART]

AAA/U.S. Guaranteed     68.6%
AA                      17.6%
A                        5.2%
BBB                      5.5%
BB or Lower              1.1%
NR                       2.0%


Sectors/1/

                    Tax Obligation/General            19.8%
                    ---------------------------------------
                    Healthcare                        14.9%
                    ---------------------------------------
                    U.S. Guaranteed                   14.8%
                    ---------------------------------------
                    Education and Civic Organizations 13.3%
                    ---------------------------------------
                    Tax Obligation/Limited             8.8%
                    ---------------------------------------
                    Water and Sewer                    6.8%
                    ---------------------------------------
                    Transportation                     6.2%
                    ---------------------------------------
                    Long-Term Care                     6.2%
                    ---------------------------------------
                    Other                              9.2%
                    ---------------------------------------

1As a percentage of total holdings as of August 31, 2005. Holdings are subject to change.

--------------------------------------------------------------------------------
Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including front and back end sales charges (loads) or redemption fees, where applicable; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees, where applicable; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example below is based on an investment of $1,000 invested at the beginning of the period and held for the period.

The information under "Actual Performance," together with the amount you invested, allows you to estimate actual expenses incurred over the reporting period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60) and multiply the result by the cost shown for your share class, in the row entitled "Expenses Incurred During Period" to estimate the expenses incurred on your account during this period.

The information under "Hypothetical Performance," provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expense you incurred for the period. You may use this information to compare the ongoing costs of investing in the Fund and other Funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front and back end sales charges (loads) or redemption fees, where applicable. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds or share classes. In addition, if these transactional costs were included, your costs would have been higher.

                                                                                 Hypothetical Performance
                                            Actual Performance            (5% annualized return before expenses)
                                  --------------------------------------- ---------------------------------------

                                   A Shares  B Shares  C Shares  R Shares  A Shares  B Shares  C Shares  R Shares
-----------------------------------------------------------------------------------------------------------------
Beginning Account Value (3/01/05) $1,000.00 $1,000.00 $1,000.00 $1,000.00 $1,000.00 $1,000.00 $1,000.00 $1,000.00
-----------------------------------------------------------------------------------------------------------------
Ending Account Value (8/31/05)    $1,028.50 $1,024.80 $1,026.00 $1,029.50 $1,020.77 $1,016.99 $1,018.00 $1,021.78
-----------------------------------------------------------------------------------------------------------------
Expenses Incurred During Period   $    4.50 $    8.32 $    7.30 $    3.48 $    4.48 $    8.29 $    7.27 $    3.47
-----------------------------------------------------------------------------------------------------------------

For each class of the Fund, expenses are equal to the Fund's annualized net expense ratio of .88%, 1.63%, 1.43% and .68% for Classes A, B, C and R, respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

                           Semiannual Report  Page 5

  Fund Spotlight as of 8/31/05  Nuveen Massachusetts Insured Municipal Bond Fund

================================================================================

      Quick Facts
                                       A Shares B Shares C Shares R Shares
      --------------------------------------------------------------------
      NAV                                $10.54   $10.55   $10.53   $10.57
      --------------------------------------------------------------------
      Latest Monthly Dividend/1/        $0.0320  $0.0255  $0.0270  $0.0335
      --------------------------------------------------------------------
      Latest Capital Gain and Ordinary
       Income Distribution/2/           $0.0603  $0.0603  $0.0603  $0.0603
      --------------------------------------------------------------------
      Inception Date                    9/07/94  3/06/97  9/15/94 12/22/86
      --------------------------------------------------------------------

Returns quoted represent past performance which is no guarantee of future results. Returns without sales charges would be lower if the sales charge were included. Current performance may be higher or lower than the performance shown. Investment returns and principal value will fluctuate so that when shares are redeemed, they may be worth more or less than their original cost. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of shares. Income is generally exempt from regular federal income taxes. Some income may be subject to state and local taxes and to the federal alternative minimum tax. Capital gains, if any, are subject to tax. For the most recent month-end performance visit www.nuveen.com or call (800) 257-8787.

Class A, C and R share returns are actual. Class B share returns are actual for the period since class inception; returns prior to class inception are Class R share returns adjusted for differences in sales charges and expenses, which are primarily differences in distribution and service fees. Class A shares have a 4.2% maximum sales charge. Class B shares have a contingent deferred sales charge (CDSC), also known as a back-end sales charge, that for redemptions begins at 5% and declines periodically until after 6 years when the charge becomes 0%. Class B shares automatically convert to Class A shares eight years after purchase. Class C shares have a 1% CDSC for redemptions within less than one year, which is not reflected in the one-year total return. Class R shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors.

                 Average Annual Total Returns as of 8/31/05
                 A Shares                           NAV  Offer
                 ---------------------------------------------
                 1-Year                           4.78%  0.39%
                 ---------------------------------------------
                 5-Year                           5.64%  4.74%
                 ---------------------------------------------
                 10-Year                          5.17%  4.72%
                 ---------------------------------------------
                 B Shares                      w/o CDSC w/CDSC
                 ---------------------------------------------
                 1-Year                           4.00%  0.00%
                 ---------------------------------------------
                 5-Year                           4.84%  4.68%
                 ---------------------------------------------
                 10-Year                          4.55%  4.55%
                 ---------------------------------------------
                 C Shares                           NAV
                 ---------------------------------------------
                 1-Year                           4.09%
                 ---------------------------------------------
                 5-Year                           5.06%
                 ---------------------------------------------
                 10-Year                          4.55%
                 ---------------------------------------------
                 R Shares                           NAV
                 ---------------------------------------------
                 1-Year                           4.95%
                 ---------------------------------------------
                 5-Year                           5.85%
                 ---------------------------------------------
                 10-Year                          5.38%
                 ---------------------------------------------
                 Tax-Free Yields
                 A Shares                           NAV  Offer
                 ---------------------------------------------
                 Dividend Yield/3/                3.64%  3.49%
                 ---------------------------------------------
                 SEC 30-Day Yield/4/              3.08%  2.95%
                 ---------------------------------------------
                 Taxable-Equivalent Yield/4,5/    4.53%  4.34%
                 ---------------------------------------------
                 B Shares                           NAV
                 ---------------------------------------------
                 Dividend Yield/3/                2.90%
                 ---------------------------------------------
                 SEC 30-Day Yield                 2.34%
                 ---------------------------------------------
                 Taxable-Equivalent Yield/5/      3.44%
                 ---------------------------------------------
                 C Shares                           NAV
                 ---------------------------------------------
                 Dividend Yield/3/                3.08%
                 ---------------------------------------------
                 SEC 30-Day Yield                 2.54%
                 ---------------------------------------------
                 Taxable-Equivalent Yield/5/      3.74%
                 ---------------------------------------------
                 R Shares                           NAV
                 ---------------------------------------------
                 Dividend Yield/3/                3.80%
                 ---------------------------------------------
                 SEC 30-Day Yield                 3.28%
                 ---------------------------------------------
                 Taxable-Equivalent Yield/5/      4.82%
                 ---------------------------------------------

                            Average Annual Total Returns as of 9/30/05
                            A Shares            NAV        Offer
                            ------------------------------------------
                            1-Year            3.17%       -1.15%
                            ------------------------------------------
                            5-Year            5.52%        4.61%
                            ------------------------------------------
                            10-Year           5.00%        4.56%
                            ------------------------------------------
                            B Shares       w/o CDSC       w/CDSC
                            ------------------------------------------
                            1-Year            2.40%       -1.55%
                            ------------------------------------------
                            5-Year            4.75%        4.58%
                            ------------------------------------------
                            10-Year           4.38%        4.38%
                            ------------------------------------------
                            C Shares            NAV
                            ------------------------------------------
                            1-Year            2.58%
                            ------------------------------------------
                            5-Year            4.94%
                            ------------------------------------------
                            10-Year           4.39%
                            ------------------------------------------
                            R Shares            NAV
                            ------------------------------------------
                            1-Year            3.43%
                            ------------------------------------------
                            5-Year            5.73%
                            ------------------------------------------
                            10-Year           5.21%
                            ------------------------------------------

            Portfolio Statistics
            Net Assets ($000)                                $89,829
            --------------------------------------------------------
            Average Effective Maturity on Securities (Years)   16.44
            --------------------------------------------------------
            Average Duration                                    5.85
            --------------------------------------------------------

--------------------------------------------------------------------------------
1Paid September 1, 2005. This is the latest monthly tax-exempt dividend declared during the period ended August 31, 2005.
2Paid December 1, 2004. Capital gains and/or ordinary income are subject to federal taxation.
3Dividend Yield is the most recent dividend per share (annualized) divided by the appropriate price per share. The SEC 30-Day Yield is a standardized measure of the current market yield on the Fund's portfolio and is based on the maximum offer price per share. The Dividend Yield also differs from the SEC 30-Day Yield because the Fund may be paying out more or less than it is earning and it may not include the effect of amortization of bond premium.
4The SEC 30-Day Yield and Taxable Equivalent Yield on A Shares at NAV applies only to A Shares purchased at no-load pursuant to the Fund's policy permitting waiver of the A Share load in certain specified circumstances.
5The taxable-equivalent yield represents the yield that must be earned on a fully taxable investment in order to equal the yield on the Nuveen Investments Fund on an after-tax basis at a specified tax rate. With respect to investments that generate qualified dividend income that is taxable at a maximum rate of 15%, the taxable-equivalent yield is lower. The taxable-equivalent yield is based on the Fund's SEC 30-Day Yield on the indicated date and a combined federal and state income tax rate of 32.0%.

                           Semiannual Report  Page 6

  Fund Spotlight as of 8/31/05  Nuveen Massachusetts Insured Municipal Bond Fund

================================================================================


Bond Credit Quality/1/

                                    [CHART]

Insured                        83.4%
U.S. Guaranteed                13.5%
AAA  (uninsured)                3.1%
The Fund features a portfolio of primarily investment-grade, long-term municipal securities. These securities are covered by insurance, guaranteeing the timely payment of principal and interest, or by an escrow or trust account containing enough U.S. government or U.S. government agency securities to ensure timely payment of principal and interest.
Sectors/1/

                    Tax Obligation/General            27.2%
                    ---------------------------------------
                    U.S. Guaranteed                   13.5%
                    ---------------------------------------
                    Healthcare                        11.7%
                    ---------------------------------------
                    Education and Civic Organizations 11.4%
                    ---------------------------------------
                    Housing/Multifamily               11.2%
                    ---------------------------------------
                    Tax Obligation/Limited             9.5%
                    ---------------------------------------
                    Transportation                     5.5%
                    ---------------------------------------
                    Other                             10.0%
                    ---------------------------------------

1As a percentage of total holdings as of August 31, 2005. Holdings are subject to change.

--------------------------------------------------------------------------------
Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including front and back end sales charges (loads) or redemption fees, where applicable; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees, where applicable; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example below is based on an investment of $1,000 invested at the beginning of the period and held for the period.

The information under "Actual Performance," together with the amount you invested, allows you to estimate actual expenses incurred over the reporting period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60) and multiply the result by the cost shown for your share class, in the row entitled "Expenses Incurred During Period" to estimate the expenses incurred on your account during this period.

The information under "Hypothetical Performance," provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expense you incurred for the period. You may use this information to compare the ongoing costs of investing in the Fund and other Funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front and back end sales charges (loads) or redemption fees, where applicable. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds or share classes. In addition, if these transactional costs were included, your costs would have been higher.

                                                                                 Hypothetical Performance
                                            Actual Performance            (5% annualized return before expenses)
                                  --------------------------------------- ---------------------------------------

                                   A Shares  B Shares  C Shares  R Shares  A Shares  B Shares  C Shares  R Shares
-----------------------------------------------------------------------------------------------------------------
Beginning Account Value (3/01/05) $1,000.00 $1,000.00 $1,000.00 $1,000.00 $1,000.00 $1,000.00 $1,000.00 $1,000.00
-----------------------------------------------------------------------------------------------------------------
Ending Account Value (8/31/05)    $1,028.20 $1,024.40 $1,024.30 $1,029.00 $1,020.67 $1,016.89 $1,017.90 $1,021.68
-----------------------------------------------------------------------------------------------------------------
Expenses Incurred During Period   $    4.60 $    8.42 $    7.40 $    3.58 $    4.58 $    8.39 $    7.37 $    3.57
-----------------------------------------------------------------------------------------------------------------

For each class of the Fund, expenses are equal to the Fund's annualized net expense ratio of .90%, 1.65%, 1.45% and .70% for Classes A, B, C and R, respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

                           Semiannual Report  Page 7

Shareholder
               Meeting Report

The annual shareholder meeting was held on July 26, 2005, at The Northern Trust Bank, Chicago, Illinois.

--------------------------------------------------------------------------------

                                                                         Nuveen
                                                           Nuveen Massachusetts
                                                    Massachusetts       Insured
                                                        Municipal     Municipal
                                                             Bond          Bond
                                                             Fund          Fund
 ------------------------------------------------------------------------------
 To approve the new investment management agreement
   For                                                  9,119,000     5,372,267
   Against                                                112,372       194,249
   Abstain                                                140,168       114,984
 ------------------------------------------------------------------------------
 Total                                                  9,371,540     5,681,500
 ------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                                                  Nuveen
                                                              Multistate
       Approval of the Board Members was reached as follows:    Trust II
       -----------------------------------------------------------------
                      Robert P. Bremner
                        For                                  128,590,163
                        Withhold                               1,810,507
       -----------------------------------------------------------------
                      Total                                  130,400,670
       -----------------------------------------------------------------
                      Lawrence H. Brown
                        For                                  128,609,154
                        Withhold                               1,791,516
       -----------------------------------------------------------------
                      Total                                  130,400,670
       -----------------------------------------------------------------
                      Jack B. Evans
                        For                                  128,619,020
                        Withhold                               1,781,650
       -----------------------------------------------------------------
                      Total                                  130,400,670
       -----------------------------------------------------------------
                      William C. Hunter
                        For                                  128,649,278
                        Withhold                               1,751,392
       -----------------------------------------------------------------
                      Total                                  130,400,670
       -----------------------------------------------------------------
                      David J. Kundert
                        For                                  128,561,208
                        Withhold                               1,839,462
       -----------------------------------------------------------------
                      Total                                  130,400,670
       -----------------------------------------------------------------
                      William J. Schneider
                        For                                  128,579,817
                        Withhold                               1,820,853
       -----------------------------------------------------------------
                      Total                                  130,400,670
       -----------------------------------------------------------------
                      Timothy R. Schwertfeger
                        For                                  128,604,178
                        Withhold                               1,796,492
       -----------------------------------------------------------------
                      Total                                  130,400,670
       -----------------------------------------------------------------

----
8

--------------------------------------------------------------------------------

                                                                  Nuveen
                                                              Multistate
       Approval of the Board Members was reached as follows:    Trust II
       -----------------------------------------------------------------
                        Judith M. Stockdale
                          For                                128,613,010
                          Withhold                             1,787,660
       -----------------------------------------------------------------
                        Total                                130,400,670
       -----------------------------------------------------------------
                        Eugene S. Sunshine
                          For                                128,626,733
                          Withhold                             1,773,937
       -----------------------------------------------------------------
                        Total                                130,400,670
       -----------------------------------------------------------------

----
9

Portfolio of Investments (Unaudited)
NUVEEN MASSACHUSETTS MUNICIPAL BOND FUND
August 31, 2005

   Principal                                                                Optional Call                     Market
Amount (000) Description                                                      Provisions* Ratings**            Value
--------------------------------------------------------------------------------------------------------------------
             Consumer Discretionary - 1.1%

   $   1,500 Boston Industrial Development Financing Authority,            9/12 at 102.00       Ba3 $      1,517,505
              Massachusetts, Senior Revenue Bonds, Crosstown Center
              Project, Series 2002, 6.500%, 9/01/35 (Alternative Minimum
              Tax)
--------------------------------------------------------------------------------------------------------------------
             Consumer Staples - 0.7%

         915 Puerto Rico, The Children's Trust Fund, Tobacco Settlement    5/12 at 100.00       BBB          945,058
              Asset-Backed Refunding Bonds, Series 2002, 5.375%, 5/15/33
--------------------------------------------------------------------------------------------------------------------
             Education and Civic Organizations - 13.0%

         895 Massachusetts Educational Finance Authority, Educational      1/12 at 100.00       AAA          935,669
              Loan Revenue Bonds, Series 2002E, 5.000%, 1/01/13
              (Alternative Minimum Tax) - AMBAC Insured

       3,075 Massachusetts Development Finance Authority, Revenue Bonds,   7/15 at 100.00       AAA        3,239,636
              Massachusetts College of Pharmacy and Allied Health
              Sciences, Series 2005D, 5.000%, 7/01/27 - AGC Insured

       3,000 Massachusetts Development Finance Authority, Revenue Bonds,   3/09 at 101.00         A        3,098,220
              Curry College, Series 1999A, 5.500%, 3/01/29 - ACA Insured

         750 Massachusetts Development Finance Authority, Revenue Bonds,   9/13 at 100.00       AA-          817,688
              Milton Academy, Series 2003A, 5.000%, 9/01/19

       1,500 Massachusetts Development Finance Agency, Revenue Bonds,     10/15 at 100.00       Aaa        1,583,235
              Williston Northampton School, Series 2005B, 5.000%,
              10/01/37 - XLCA Insured

       1,135 Massachusetts Development Finance Agency, Revenue Bonds,     10/15 at 100.00       AAA        1,204,950
              Boston University, Series 2005T-1, 5.000%, 10/01/39 -
              AMBAC Insured

       1,000 Massachusetts Health and Educational Facilities Authority,      No Opt. Call       AA-        1,130,400
              Revenue Bonds, Boston College, Series 1993K, 5.375%,
              6/01/14

         500 Massachusetts Health and Educational Facilities Authority,    7/13 at 100.00       AA+          542,375
              Revenue Bonds, Williams College, Series 2003H, 5.000%,
              7/01/21

         500 Massachusetts Health and Educational Facilities Authority,    7/13 at 100.00       AA+          532,450
              Revenue Bonds, Wellesley College, Series 2003H, 5.000%,
              7/01/26

       1,000 Massachusetts Health and Educational Facilities Authority,      No Opt. Call       AAA        1,142,250
              Revenue Bonds, Massachusetts Institute of Technology,
              Series 2004M, 5.250%, 7/01/15

         425 Puerto Rico Industrial, Tourist, Educational, Medical and     2/09 at 101.00       BBB          441,660
              Environmental Control Facilities Financing Authority,
              Higher Education Revenue Bonds, Ana G. Mendez University
              System, Series 1999, 5.375%, 2/01/19

             University of Massachusetts Building Authority, Senior Lien
             Project Revenue Bonds, Series 2005-1:
       1,495  5.000%, 5/01/14 - AMBAC Insured                                No Opt. Call       AAA        1,655,668
         860  5.000%, 5/01/15 - AMBAC Insured                                No Opt. Call       AAA          955,443

       1,000 University of Massachusetts Building Authority, Senior Lien  11/14 at 100.00       AAA        1,104,370
              Project Revenue Bonds, Series 2004-1, 5.250%, 11/01/24 -
              AMBAC Insured
--------------------------------------------------------------------------------------------------------------------
             Healthcare - 14.5%

       2,900 Massachusetts Development Finance Authority, Revenue Bonds,   8/09 at 101.00         A        3,080,815
              Northern Berkshire Community Services Inc., Series 1999A,
              6.250%, 8/15/29 - ACA Insured

       1,500 Massachusetts Health and Educational Facilities Authority,    7/08 at 101.00       AAA        1,528,440
              Revenue Bonds, Harvard Pilgrim Healthcare, Series 1998A,
              4.750%, 7/01/22 - FSA Insured

         600 Massachusetts Health and Educational Facilities Authority,    5/12 at 100.00       AAA          658,230
              Revenue Bonds, New England Medical Center Hospitals,
              Series 2002H, 5.375%, 5/15/19 - FGIC Insured

       2,785 Massachusetts Health and Educational Facilities Authority,    7/11 at 101.00       AA-        3,091,266
              Revenue Bonds, Partners HealthCare System Inc., Series
              2001C, 5.750%, 7/01/32

         375 Massachusetts Health and Educational Facilities Authority,    7/11 at 100.00       BBB          412,530
              Revenue Bonds, UMass Memorial Health Care, Series 2001C,
              6.625%, 7/01/32

       3,000 Massachusetts Health and Educational Facilities Authority,   11/11 at 101.00        AA        3,166,560
              Revenue Bonds, Cape Cod Health Care Inc., Series 2001C,
              5.250%, 11/15/31 - RAAI Insured

       1,000 Massachusetts Health and Educational Facilities Authority,    1/12 at 101.00         A        1,081,580
              Revenue Bonds, Covenant Health Systems Obligated Group,
              Series 2002, 6.000%, 7/01/31

----
10

   Principal                                                                Optional Call                     Market
Amount (000) Description                                                      Provisions* Ratings**            Value
-----------------------------------------------------------------------------------------------------------------------
             Healthcare (continued)

   $   1,250 Massachusetts Health and Educational Facilities Authority,   10/11 at 101.00      BBB+ $      1,341,300
              Revenue Bonds, Berkshire Health System, Series 2001E,
              6.250%, 10/01/31

       1,000 Massachusetts Health and Educational Facilities Authority,    8/12 at 100.00       AAA        1,084,960
              Revenue Bonds, Dartmouth-Hitchcock Obligated Group, Series
              2002, 5.125%, 8/01/22 - FSA Insured

       1,000 Massachusetts Health and Educational Facilities Authority,    7/12 at 101.00       BBB        1,092,920
              Revenue Bonds, Caritas Christi Obligated Group, Series
              2002B, 6.250%, 7/01/22

       1,770 Massachusetts Health and Educational Facilities Authority,    8/15 at 100.00       AAA        1,911,122
              Revenue Bonds, Lahey Clinic Medical Center, Series 2005C,
              5.000%, 8/15/21 - FGIC Insured

         875 Massachusetts Health and Educational Facilities Authority,    7/15 at 100.00       BBB          886,821
              Revenue Bonds, UMass Memorial Health Care, Series 2005D,
              5.000%, 7/01/33

       1,250 Massachusetts Health and Educational Facilities Authority,    8/15 at 100.00        AA        1,297,650
              Revenue Bonds, Emerson Hospital, Series 2005E, 5.000%,
              8/15/35 - RAAI Insured
-----------------------------------------------------------------------------------------------------------------------
             Housing/Multifamily - 4.0%

       1,115 Framingham Housing Authority, Massachusetts, GNMA             8/10 at 105.00       AAA        1,241,307
              Collateralized Mortgage Revenue Refunding Bonds, Beaver
              Terrace Apartments, Series 2000A, 6.350%, 2/20/32

       2,875 Massachusetts Development Financing Authority, Assisted      12/09 at 102.00       N/R        2,827,131
              Living Revenue Bonds, Prospect House Apartments, Series
              1999, 7.000%, 12/01/31

       1,000 Massachusetts Industrial Finance Agency, FHA-Insured          1/08 at 102.00       AAA        1,073,660
              Mortgage Loan Bonds, Hudner Associates Projects, Series
              1997, 5.650%, 1/01/22 - MBIA Insured

         500 Massachusetts Housing Finance Agency, Housing Revenue         6/13 at 100.00       AA-          512,625
              Bonds, Series 2003S, 5.050%, 12/01/23 (Alternative Minimum
              Tax)
-----------------------------------------------------------------------------------------------------------------------
             Housing/Single Family - 0.5%

         650 Massachusetts Housing Finance Agency, Single Family Housing   6/10 at 100.00        AA          653,192
              Revenue Bonds, Series 84, 5.550%, 12/01/31 (Alternative
              Minimum Tax)
-----------------------------------------------------------------------------------------------------------------------
             Industrials - 0.3%

         400 Massachusetts Development Finance Agency, Solid Waste           No Opt. Call       BBB          433,284
              Disposal Revenue Bonds, Waste Management Inc., Series
              2003, 5.450%, 6/01/14
-----------------------------------------------------------------------------------------------------------------------
             Long-Term Care - 6.0%

       1,790 Massachusetts Development Finance Authority, Revenue Bonds,   9/09 at 102.00        AA        1,950,241
              May Institute, Series 1999, 5.750%, 9/01/24 - RAAI Insured

         885 Massachusetts Health and Educational Facilities Authority,    1/06 at 100.00       AAA          886,876
              Revenue Bonds, Cable Housing and Health Services, Series
              1993A, 5.625%, 7/01/13 - MBIA Insured

             Massachusetts Industrial Finance Agency, GNMA
             Collateralized Assisted Living Facility Revenue Bonds, TNG
             Draper Place Project, Series 1998:
         265  5.400%, 8/20/12 (Alternative Minimum Tax)                    8/08 at 105.00        AA          271,169
       2,490  6.450%, 8/20/39 (Alternative Minimum Tax)                    8/08 at 105.00        AA        2,756,679

       2,020 Massachusetts Industrial Finance Agency, GNMA                 6/09 at 102.00       AAA        2,135,059
              Collateralized Assisted Living Facility Revenue Bonds,
              Arbors at Taunton LP, Series 1999, 5.500%, 6/20/40
              (Alternative Minimum Tax)

         545 Massachusetts Industrial Finance Agency, FHA-Insured          2/06 at 102.00       AAA          560,849
              Project Revenue Bonds, Heights Crossing LP, Series 1995,
              6.000%, 2/01/15 (Alternative Minimum Tax)
-----------------------------------------------------------------------------------------------------------------------
             Tax Obligation/General - 18.9%

       1,085 Amherst-Pelham Regional School District, Massachusetts,      11/15 at 101.00       AAA        1,213,855
              General Obligation Bonds, Series 2005, 5.000%, 11/15/17 -
              FSA Insured

         500 Ashland, Massachusetts, General Obligation Bonds, Series      5/15 at 100.00       Aaa          555,570
              2004, 5.250%, 5/15/23 - AMBAC Insured

       1,160 Beverly, Massachusetts, General Obligation Bonds, Series     11/13 at 100.00       Aaa        1,259,772
              2003, 5.000%, 11/01/21 - MBIA Insured

       1,000 Boston, Massachusetts, General Obligation Bonds, Series       8/11 at 100.00       Aa1        1,085,630
              2001B, 5.000%, 8/01/15

       1,500 Boston, Massachusetts, General Obligation Bonds, Series       1/15 at 100.00       Aa1        1,655,760
              2005A, 5.000%, 1/01/17

       1,090 Brookline, Massachusetts, General Obligation Bonds, Series    4/10 at 101.00       Aaa        1,193,605
              2000, 5.375%, 4/01/17

----
11

Portfolio of Investments (Unaudited)
NUVEEN MASSACHUSETTS MUNICIPAL BOND FUND (continued)
August 31, 2005

   Principal                                                                Optional Call                     Market
Amount (000) Description                                                      Provisions* Ratings**            Value
--------------------------------------------------------------------------------------------------------------------
             Tax Obligation/General (continued)

   $   1,000 Erving, Massachusetts, General Obligation Bonds, Series       6/12 at 101.00       BBB $      1,073,460
              2002, 5.500%, 6/15/16

       1,000 Fall River, Massachusetts, General Obligation Bonds, Series   2/13 at 101.00       AAA        1,086,830
              2003, 5.000%, 2/01/21 - FSA Insured

       1,145 Falmouth, Massachusetts, General Obligation Bonds, Series     2/12 at 101.00       AA+        1,250,970
              2002, 5.000%, 2/01/19

         545 Lawrence, Massachusetts, General Obligation Bonds, Series     2/11 at 100.00       Aaa          584,725
              2001, 5.000%, 2/01/21 - AMBAC Insured

         745 Lowell, Massachusetts, General Obligation Bonds, Series      12/15 at 100.00       Aaa          826,198
              2005, 5.000%, 12/15/18 - MBIA Insured

       1,335 Marlborough, Massachusetts, General Obligation Bonds,         6/09 at 101.00       Aaa        1,435,058
              Series 1999, 5.125%, 6/15/19 - FGIC Insured

       2,500 Massachusetts Bay Transportation Authority, General             No Opt. Call       AAA        3,197,950
              Obligation Transportation System Bonds, Series 1991A,
              7.000%, 3/01/21

       1,250 Massachusetts, General Obligation Bonds, Consolidated Loan,     No Opt. Call        AA        1,466,875
              Series 2002D, 5.500%, 8/01/19

       1,490 Northbridge, Massachusetts, General Obligation Bonds,         2/12 at 101.00       AAA        1,650,026
              Series 2002, 5.250%, 2/15/18 - AMBAC Insured

       1,000 Randolph, Massachusetts, General Obligation Bonds, Series       No Opt. Call       AAA        1,110,140
              2004, 5.000%, 9/01/13 - AMBAC Insured

       1,000 Reading, Massachusetts, General Obligation Bonds, Series      3/14 at 100.00       AAA        1,102,660
              2004, 5.000%, 3/15/15 - MBIA Insured

       1,415 Springfield, Massachusetts, General Obligation Bonds,         1/13 at 100.00       AAA        1,570,735
              Series 2003, 5.250%, 1/15/23 - MBIA Insured

             Westfield, Massachusetts, General Obligation Bonds, Series
             2004:
         695  5.000%, 8/01/18 - AMBAC Insured                              8/14 at 100.50       AAA          764,743
         690  5.000%, 8/01/19 - AMBAC Insured                              8/14 at 100.50       AAA          757,040

       1,825 Worcester, Massachusetts, General Obligation Bonds, Series    7/15 at 100.00       AAA        1,999,288
              2005A, 5.000%, 7/01/19 - FGIC Insured
--------------------------------------------------------------------------------------------------------------------
             Tax Obligation/Limited - 8.6%

         680 Martha's Vineyard Land Bank, Massachusetts, Revenue Bonds,    5/13 at 100.00       AAA          717,815
              Series 2002, 5.000%, 5/01/32 - AMBAC Insured

         395 Martha's Vineyard Land Bank, Massachusetts, Revenue Bonds,    5/14 at 100.00       AAA          424,416
              Series 2004, 5.000%, 5/01/26 - AMBAC Insured

       1,610 Massachusetts Bay Transportation Authority, Assessment        7/15 at 100.00       AAA        1,767,909
              Bonds, Series 2005A, 5.000%, 7/01/18 (WI, settling 9/08/05)

         770 Massachusetts Bay Transportation Authority, Senior Lien         No Opt. Call       AAA          894,378
              Sales Tax Revenue Bonds, Series 2004C, 5.250%, 7/01/21

       1,125 Massachusetts College Building Authority, Project Revenue       No Opt. Call       AAA        1,320,334
              Refunding Bonds, Series 2003B, 5.375%, 5/01/23 - XLCA
              Insured

         550 Massachusetts College Building Authority, Project Revenue     5/14 at 100.00       AAA          597,262
              Bonds, Series 2004A, 5.000%, 5/01/19 - MBIA Insured

       1,600 Massachusetts School Building Authority, Dedicated Sales      8/15 at 100.00       AAA        1,750,256
              Tax Revenue Bonds, Series 2005A, 5.000%, 8/15/20 - FSA
              Insured

         670 Massachusetts, Special Obligation Dedicated Tax Revenue         No Opt. Call       AAA          753,844
              Bonds, Series 2005, 5.000%, 1/01/20 - FGIC Insured

       2,000 Massachusetts, Special Obligation Refunding Notes, Federal      No Opt. Call       Aaa        2,197,220
              Highway Grant Anticipation Note Program, Series 2003A,
              5.000%, 12/15/13 - FSA Insured

       1,500 Puerto Rico, Highway Revenue Bonds, Highway and                 No Opt. Call       AAA        1,778,535
              Transportation Authority, Series 2003AA, 5.500%, 7/01/19 -
              MBIA Insured
--------------------------------------------------------------------------------------------------------------------
             Transportation - 6.1%

       3,835 Massachusetts Port Authority, Revenue Bonds, Series 2003A,    7/13 at 100.00       AAA        4,140,304
              5.000%, 7/01/24 - MBIA Insured

       2,300 Massachusetts Port Authority, Revenue Bonds, Series 2005A,    7/15 at 100.00       AAA        2,488,278
              5.000%, 7/01/23 - AMBAC Insured

       1,950 Massachusetts Port Authority, Special Facilities Revenue      1/11 at 101.00       AAA        1,996,079
              Bonds, Delta Air Lines Inc., Series 2001A, 5.000%, 1/01/27
              (Alternative Minimum Tax) - AMBAC Insured

----
12

   Principal                                                                Optional Call                     Market
Amount (000) Description                                                      Provisions* Ratings**            Value
--------------------------------------------------------------------------------------------------------------------
             U.S. Guaranteed *** - 14.5%

   $     600 Massachusetts Bay Transportation Authority, General           3/07 at 101.00     AA*** $        624,222
              Obligation Transportation System Bonds, Series 1997D,
              5.000%, 3/01/27 (Pre-refunded to 3/01/07)

         250 Massachusetts Bay Transportation Authority, Certificates of  12/06 at 100.00    AA-***          265,653
              Participation, Series 1988, 7.800%, 1/15/14 (Pre-refunded
              to 12/22/06)

       1,860 Massachusetts, General Obligation Bonds, Consolidated Loan,   1/13 at 100.00     AA***        2,034,580
              Series 2003A, 5.000%, 1/01/22 (Pre-refunded to 1/01/13)

       1,250 Massachusetts, General Obligation Bonds, Consolidated Loan,   8/14 at 100.00     AA***        1,376,913
              Series 2004B, 5.000%, 8/01/24 (Pre-refunded to 8/01/14)

       2,000 Massachusetts Development Finance Authority, Revenue Bonds,   1/10 at 101.00       Aaa        2,301,640
              Massachusetts College of Pharmacy and Allied Health
              Sciences, Series 1999B, 6.625%, 7/01/20 (Pre-refunded to
              1/01/10)

       1,820 Massachusetts Health and Educational Facilities Authority,    8/10 at 100.00       AAA        1,906,159
              FHA-Insured Revenue Bonds, Malden Hospital, Series 1982A,
              5.000%, 8/01/16 (Pre-refunded to 8/01/10)

         700 Massachusetts Health and Educational Facilities Authority,    7/06 at 100.00       Aaa          712,789
              Revenue Bonds, Daughters of Charity National Health System
              - Carney Hospital, Series 1994D, 6.100%, 7/01/14
              (Pre-refunded to 7/01/06)

       1,285 Massachusetts Health and Educational Facilities Authority,    2/07 at 102.00    Aa2***        1,370,067
              FHA-Insured Revenue Refunding Bonds, Youville Hospital,
              Series 1997A, 6.250%, 2/15/41 (Pre-refunded to 2/15/07)

       3,000 Massachusetts Health and Educational Facilities Authority,    7/10 at 101.00    N/R***        3,451,800
              Revenue Bonds, Winchester Hospital, Series 2000E, 6.750%,
              7/01/30 (Pre-refunded to 7/01/10)

         535 Massachusetts Port Authority, Revenue Bonds, Series 1982,     1/06 at 100.00       AAA          759,267
              13.000%, 7/01/13

       1,500 Massachusetts Industrial Finance Agency, Healthcare           5/07 at 102.00    N/R***        1,585,035
              Facilities Revenue Bonds, Jewish Geriatric Services Inc.
              Obligated Group, Series 1997B, 5.500%, 5/15/27
              (Pre-refunded to 5/15/07)

       1,500 Massachusetts, Special Obligation Dedicated Tax Revenue       1/14 at 100.00       AAA        1,677,315
              Bonds, Series 2004, 5.250%, 1/01/25 (Pre-refunded to
              1/01/14) - FGIC Insured

       1,000 Massachusetts, Special Obligation Revenue Refunding Bonds,    6/12 at 100.00       AAA        1,112,310
              Series 2002A, 5.375%, 6/01/19 (Pre-refunded to 6/01/12) -
              FGIC Insured

       1,200 University of Massachusetts Building Authority, Senior Lien  11/13 at 100.00       AAA        1,351,440
              Project Revenue Bonds, Series 2003-1, 5.250%, 11/01/18
              (Pre-refunded to 11/01/13) - AMBAC Insured
--------------------------------------------------------------------------------------------------------------------
             Utilities - 2.5%

       1,000 Massachusetts Development Finance Agency, Resource Recovery   1/12 at 101.00       AAA        1,105,830
              Revenue Bonds, SEMass System, Series 2001A, 5.625%,
              1/01/16 - MBIA Insured

       1,000 Massachusetts Industrial Finance Agency, Resource Recovery   12/08 at 102.00       BBB        1,029,830
              Revenue Refunding Bonds, Ogden Haverhill Project, Series
              1998A, 5.600%, 12/01/19 (Alternative Minimum Tax)

       1,240 Puerto Rico Electric Power Authority, Power Revenue Bonds,    7/15 at 100.00       AAA        1,334,177
              Series 2005RR, 5.000%, 7/01/35 - FGIC Insured
--------------------------------------------------------------------------------------------------------------------
             Water and Sewer - 6.7%

       2,000 Boston Water and Sewerage Commission, Massachusetts,         11/14 at 100.00        AA        2,157,680
              General Revenue Bonds, Senior Series 2004A, 5.000%,
              11/01/25

       1,750 Massachusetts Water Resources Authority, General Revenue      8/17 at 100.00       AAA        1,896,382
              Bonds, Series 2005A, 5.000%, 8/01/29 - MBIA Insured

       1,500 Massachusetts Water Pollution Abatement Trust, Revenue        8/12 at 100.00       AAA        1,641,660
              Bonds, MWRA Loan Program, Series 2002A, 5.250%, 8/01/20

       1,500 Massachusetts Water Pollution Abatement Trust, Pooled Loan    8/13 at 100.00       AAA        1,625,550
              Program Bonds, Series 9, 5.000%, 8/01/22

       2,000 Massachusetts Water Pollution Abatement Trust, Pooled Loan    8/14 at 100.00       AAA        2,147,920
              Program Bonds, Series 10, 5.000%, 8/01/26
--------------------------------------------------------------------------------------------------------------------
   $ 126,835 Total Long-Term Investments (cost $130,635,434) - 97.4%                                     137,918,582
--------------------------------------------------------------------------------------------------------------------
------------

----
13

Portfolio of Investments (Unaudited)
NUVEEN MASSACHUSETTS MUNICIPAL BOND FUND (continued)
August 31, 2005

   Principal                                                                                    Market
Amount (000) Description                                                    Ratings**            Value
------------------------------------------------------------------------------------------------------
             Short-Term Investments - 0.4%

   $     600 Puerto Rico Government Development Bank, Adjustable                  A-1 $        600,000
              Refunding Bonds, Variable Rate Demand Obligations, Series
              1985, 2.220%, 12/01/15 - MBIA Insured +
------------------------------------------------------------------------------------------------------
   $     600 Total Short-Term Investments (cost $600,000)                                      600,000
------------------------------------------------------------------------------------------------------
------------
             Total Investments (cost $131,235,434) - 97.8%                                 138,518,582
             ----------------------------------------------------------------------------------------
             Other Assets Less Liabilities - 2.2%                                            3,054,586
             ----------------------------------------------------------------------------------------
             Net Assets - 100%                                                        $    141,573,168
             ----------------------------------------------------------------------------------------

           * Optional Call Provisions: Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates.
           ** Ratings: Using the higher of Standard & Poor's or Moody's rating. ***Securities are backed by an escrow or trust containing sufficient
              U.S. Government or U.S. Government agency securities which ensures the timely payment of principal and interest. Such securities are normally considered to be equivalent to AAA rated securities.
           N/RInvestment is not rated.
          (WI)Security purchased on a when-issued basis.
           + Security has a maturity of more than one year, but has variable rate and demand features which qualify it as a short-term security. The rate disclosed is that in effect at the end of the reporting period. This rate changes periodically based on market conditions or a specified market index.

                                See accompanying notes to financial statements.

----
14

Portfolio of Investments (Unaudited)
NUVEEN MASSACHUSETTS INSURED MUNICIPAL BOND FUND
August 31, 2005

   Principal                                                                Optional Call                    Market
Amount (000) Description                                                      Provisions* Ratings**           Value
-------------------------------------------------------------------------------------------------------------------
             Education and Civic Organizations - 11.3%

    $  1,790 Massachusetts Educational Finance Authority, Educational      1/12 at 100.00       AAA $     1,871,338
              Loan Revenue Bonds, Series 2002E, 5.000%, 1/01/13
              (Alternative Minimum Tax) - AMBAC Insured

       1,500 Massachusetts Development Finance Agency, Revenue Bonds,     10/15 at 100.00       Aaa       1,583,235
              Williston Northampton School, Series 2005B, 5.000%,
              10/01/37 - XLCA Insured

         865 Massachusetts Development Finance Agency, Revenue Bonds,     10/15 at 100.00       AAA         918,310
              Boston University, Series 2005T-1, 5.000%, 10/01/39 -
              AMBAC Insured

       1,000 Massachusetts Health and Educational Facilities Authority,   10/12 at 100.00       AAA       1,123,480
              Revenue Bonds, University of Massachusetts - Worcester
              Campus, Series 2002C, 5.500%, 10/01/18 - MBIA Insured

       1,000 Massachusetts Health and Educational Facilities Authority,   10/14 at 100.00       AAA       1,103,600
              Revenue Bonds, University of Massachusetts, Series 2005D,
              5.250%, 10/01/24 - FGIC Insured

       1,000 Massachusetts Industrial Finance Agency, Revenue Bonds,       3/06 at 102.00       AAA       1,032,070
              College of the Holy Cross, Series 1996, 5.500%, 3/01/20 -
              MBIA Insured

         420 Massachusetts Industrial Finance Agency, Revenue Bonds,      10/05 at 102.00       AAA         429,391
              Babson College, Series 1995A, 5.800%, 10/01/10
              (Pre-refunded to 10/01/05) - MBIA Insured

       1,970 Massachusetts Industrial Finance Agency, Revenue Bonds,       7/08 at 102.00       AAA       2,076,282
              Western New England College, Series 1998, 5.000%, 7/01/28
              - AMBAC Insured
-------------------------------------------------------------------------------------------------------------------
             Healthcare - 11.5%

       2,000 Boston, Massachusetts, Special Obligation Bonds, Boston       8/12 at 100.00       AAA       2,169,400
              Medical Center, Series 2002, 5.000%, 8/01/18 - MBIA Insured

       1,000 Massachusetts Health and Educational Facilities Authority,    7/06 at 102.00       AAA       1,042,740
              Revenue Bonds, Baystate Medical Center, Series 1996E,
              6.000%, 7/01/26 - FSA Insured

          20 Massachusetts Health and Educational Facilities Authority,    1/06 at 100.00       AAA          20,261
              Revenue Bonds, Capital Asset Program, Series 1989G-2,
              7.200%, 7/01/09 - MBIA Insured

         600 Massachusetts Health and Educational Facilities Authority,    5/12 at 100.00       AAA         658,230
              Revenue Bonds, New England Medical Center Hospitals,
              Series 2002H, 5.375%, 5/15/19 - FGIC Insured

       1,705 Massachusetts Health and Educational Facilities Authority,    7/08 at 102.00       AAA       1,792,347
              Revenue Bonds, CareGroup Inc., Series 1998A, 5.000%,
              7/01/25 - MBIA Insured

       1,000 Massachusetts Health and Educational Facilities Authority,    8/12 at 100.00       AAA       1,084,960
              Revenue Bonds, Dartmouth-Hitchcock Obligated Group, Series
              2002, 5.125%, 8/01/22 - FSA Insured

       1,230 Massachusetts Health and Educational Facilities Authority,    8/15 at 100.00       AAA       1,328,068
              Revenue Bonds, Lahey Clinic Medical Center, Series 2005C,
              5.000%, 8/15/21 - FGIC Insured

       2,290 Puerto Rico Industrial, Tourist, Educational, Medical and     1/06 at 101.00       AAA       2,342,212
              Environmental Control Facilities Financing Authority,
              Hospital Revenue Bonds, Auxilio Mutuo Hospital, Series
              1995A, 6.250%, 7/01/16 - MBIA Insured
-------------------------------------------------------------------------------------------------------------------
             Housing/Multifamily - 11.1%

       2,500 Massachusetts Development Finance Authority, GNMA            10/11 at 105.00       AAA       2,827,400
              Collateralized Revenue Bonds, VOA Concord Assisted Living
              Inc., Series 2000A, 6.900%, 10/20/41

       2,500 Massachusetts Development Finance Authority, GNMA             3/12 at 105.00       AAA       2,801,325
              Collateralized Assisted Living Facility Revenue Bonds,
              Arbors at Chicopee, Series 2001A, 6.250%, 9/20/42
              (Alternative Minimum Tax)

         850 Massachusetts Housing Finance Agency, Housing Development     6/08 at 101.00       AAA         867,077
              Revenue Bonds, Series 1998A, 5.375%, 6/01/16 (Alternative
              Minimum Tax) - MBIA Insured

         640 Massachusetts Industrial Finance Agency, FHA-Insured          1/08 at 102.00       AAA         687,142
              Mortgage Loan Bonds, Hudner Associates Projects, Series
              1997, 5.650%, 1/01/22 - MBIA Insured

       2,575 Somerville Housing Authority, Massachusetts, GNMA             5/12 at 103.00       AAA       2,754,812
              Collateralized Mortgage Revenue Bonds, Clarendon Hill
              Towers, Series 2002, 5.200%, 11/20/22
-------------------------------------------------------------------------------------------------------------------
             Long-Term Care - 3.8%

       3,185 Massachusetts Industrial Finance Agency, GNMA                12/07 at 102.00       AAA       3,375,145
              Collateralized Assisted Living Facility Revenue Bonds,
              Arbors at Amherst LP, Series 1997, 5.950%, 6/20/39
              (Alternative Minimum Tax)

----
15

Portfolio of Investments (Unaudited)
NUVEEN MASSACHUSETTS INSURED MUNICIPAL BOND FUND (continued)
August 31, 2005

   Principal                                                                Optional Call                    Market
Amount (000) Description                                                      Provisions* Ratings**           Value
-------------------------------------------------------------------------------------------------------------------
             Tax Obligation/General - 27.0%

    $    585 Brookline, Massachusetts, General Obligation Bonds, Series    4/10 at 101.00       Aaa $       640,084
              2000, 5.375%, 4/01/18

       1,520 Fall River, Massachusetts, General Obligation Bonds, Series   2/13 at 101.00       AAA       1,697,810
              2003, 5.250%, 2/01/17 - FSA Insured

       1,265 Freetown Lakeville Regional School District, Plymouth         1/13 at 101.00       AAA       1,396,977
              County, Massachusetts, General Obligation Bonds, Series
              2003, 5.000%, 1/01/15 - MBIA Insured

       1,000 Lawrence, Massachusetts, General Obligation Bonds, Series     2/11 at 100.00       Aaa       1,072,890
              2001, 5.000%, 2/01/21 - AMBAC Insured

       1,000 Massachusetts Bay Transportation Authority, General           3/08 at 101.00       AAA       1,051,540
              Obligation Transportation System Bonds, Series 1998A,
              5.000%, 3/01/18 - MBIA Insured

       3,000 Massachusetts, General Obligation Bonds, Consolidated Loan,     No Opt. Call       AAA       3,520,440
              Series 2001D, 6.000%, 11/01/13 - MBIA Insured

       1,500 Monson, Massachusetts, Unlimited Tax General Obligation         No Opt. Call       AAA       1,640,535
              School Refunding Bonds, Series 1993, 5.500%, 10/15/10 -
              MBIA Insured

       1,250 Northampton, Massachusetts, General Obligation Bonds,         9/12 at 101.00       Aaa       1,359,813
              Series 2002, 5.000%, 9/01/19 - MBIA Insured

         190 Northfield, Massachusetts, General Obligation Bonds, Series  10/05 at 100.00       AAA         190,811
              1992, 6.350%, 10/15/09 - MBIA Insured

       1,350 Norwell, Massachusetts, General Obligation Bonds, Series        No Opt. Call       AAA       1,470,812
              2005, 5.000%, 2/15/25 - AMBAC Insured

       1,230 Pioneer Valley Regional School District, Massachusetts,       6/12 at 101.00       Aaa       1,378,338
              General Obligation Bonds, Series 2002, 5.375%, 6/15/19 -
              AMBAC Insured

       1,770 Reading, Massachusetts, General Obligation Bonds, Series      3/14 at 100.00       AAA       1,940,522
              2004, 5.000%, 3/15/16 - MBIA Insured

       2,575 Tantasqua Regional School District, Massachusetts, General    8/10 at 101.00       Aaa       2,783,807
              Obligation Bonds, Series 2000, 5.000%, 8/15/19 - FSA
              Insured

         220 Taunton, Massachusetts, General Obligation Bonds, Series      9/05 at 101.00       AAA         222,917
              1991, 6.800%, 9/01/09 - MBIA Insured

       2,200 Puerto Rico, Public Improvement Bonds, TICS/TOCS, Series        No Opt. Call       AAA       3,251,644
              2001, 8.286%, 7/01/19 - FSA Insured (IF)

         545 Worcester, Massachusetts, General Obligation Bonds, Series    8/11 at 100.00       AAA         607,937
              2001A, 5.500%, 8/15/18 - FGIC Insured
-------------------------------------------------------------------------------------------------------------------
             Tax Obligation/Limited - 9.4%

       2,000 Massachusetts Bay Transportation Authority, Senior Sales      7/12 at 100.00       AAA       2,099,540
              Tax Revenue Refunding Bonds, Series 2002A, 5.000%, 7/01/32

       1,000 Massachusetts College Building Authority, Project Revenue       No Opt. Call       AAA       1,144,720
              Refunding Bonds, Series 2003B, 5.375%, 5/01/17 - XLCA
              Insured

       1,160 Massachusetts College Building Authority, Project Revenue     5/14 at 100.00       AAA       1,266,836
              Bonds, Series 2004A, 5.000%, 5/01/17 - MBIA Insured

       1,100 Massachusetts School Building Authority, Dedicated Sales      8/15 at 100.00       AAA       1,203,301
              Tax Revenue Bonds, Series 2005A, 5.000%, 8/15/20 - FSA
              Insured

         460 Massachusetts, Special Obligation Dedicated Tax Revenue         No Opt. Call       AAA         517,564
              Bonds, Series 2005, 5.000%, 1/01/20 - FGIC Insured

       2,000 Puerto Rico Highway and Transportation Authority, Highway     7/14 at 100.00       AAA       2,198,240
              Revenue Bonds, Series 2004J, 5.000%, 7/01/18 - MBIA Insured
-------------------------------------------------------------------------------------------------------------------
             Transportation - 5.5%

       1,000 Massachusetts Port Authority, Revenue Bonds, Series 2003C,    7/13 at 100.00       AAA       1,092,630
              5.000%, 7/01/18 - MBIA Insured

       1,630 Massachusetts Port Authority, Revenue Bonds, Series 2005A,    7/15 at 100.00       AAA       1,763,432
              5.000%, 7/01/23 - AMBAC Insured

       2,000 Massachusetts Turnpike Authority, Metropolitan Highway        1/07 at 102.00       AAA       2,074,720
              System Revenue Bonds, Senior Series 1997A, 5.000%, 1/01/37
              - MBIA Insured
-------------------------------------------------------------------------------------------------------------------
             U.S. Guaranteed *** - 13.3%

         850 Massachusetts Municipal Wholesale Electric Company, Power     1/06 at 100.00       AAA         905,854
              Supply System Revenue Bonds, Nuclear Project 6, Series
              1993A, 5.000%, 7/01/10 - AMBAC Insured

       1,000 Massachusetts, General Obligation Bonds, Consolidated Loan,   3/12 at 100.00       AAA       1,117,720
              Series 2002B, 5.500%, 3/01/17 (Pre-refunded to 3/01/12) -
              FSA Insured

         295 Massachusetts Health and Educational Facilities Authority,    7/21 at 100.00       AAA         331,374
              Revenue Bonds, CareGroup Inc., Series 1998A, 5.000%,
              7/01/25 (Pre-refunded to 7/01/21) - MBIA Insured

----
16

   Principal                                                                Optional Call                    Market
Amount (000) Description                                                      Provisions* Ratings**           Value
----------------------------------------------------------------------------------------------------------------------
             U.S. Guaranteed *** (continued)

    $  2,000 Massachusetts, Special Obligation Dedicated Tax Revenue       1/14 at 100.00       AAA $     2,236,420
              Bonds, Series 2004, 5.250%, 1/01/21 (Pre-refunded to
              1/01/14) - FGIC Insured

       2,450 Massachusetts Water Resources Authority, General Revenue      8/13 at 100.00       AAA       2,691,815
              Bonds, Series 2004D, 5.000%, 8/01/15 (Pre-refunded to
              8/01/13) - MBIA Insured

       2,000 University of Massachusetts Building Authority, Senior Lien  11/14 at 100.00       AAA       2,283,700
              Project Revenue Bonds, Series 2004-1, 5.375%, 11/01/18
              (Pre-refunded to 11/01/14) - AMBAC Insured

       2,225 Worcester, Massachusetts, General Obligation Bonds, Series    8/10 at 101.00       AAA       2,459,026
              2000, 5.250%, 8/15/20 (Pre-refunded to 8/15/10) - FGIC
              Insured
----------------------------------------------------------------------------------------------------------------------
             Utilities - 3.8%

       1,500 Massachusetts Development Finance Agency, Resource Recovery   1/12 at 101.00       AAA       1,658,741
              Revenue Bonds, SEMass System, Series 2001A, 5.625%,
              1/01/16 - MBIA Insured

       1,600 Puerto Rico Electric Power Authority, Power Revenue Bonds,    7/10 at 101.00       AAA       1,736,960
              Series 2000HH, 5.250%, 7/01/29 - FSA Insured
----------------------------------------------------------------------------------------------------------------------
             Water and Sewer - 2.5%

       1,000 Massachusetts Water Resources Authority, General Revenue        No Opt. Call       AAA       1,151,460
              Bonds, Series 2002J, 5.250%, 8/01/19 - FSA Insured

       1,000 Springfield Water and Sewerage Commission, Massachusetts,     7/14 at 100.00       AAA       1,076,450
              General Revenue Bonds, Series 2003A, 5.000%, 7/01/23 -
              MBIA Insured
----------------------------------------------------------------------------------------------------------------------
    $ 81,110 Total Long-Term Investments (cost $84,139,629) - 99.2%                                      89,126,205
----------------------------------------------------------------------------------------------------------------------
------------
             Other Assets Less Liabilities - 0.8%                                                           702,487
             -----------------------------------------------------------------------------------------------------
             Net Assets - 100%                                                                      $    89,828,692
             -----------------------------------------------------------------------------------------------------

              Primarily all of the bonds in the portfolio are either covered by Original Issue Insurance, Secondary Market Insurance or Portfolio Insurance, or are backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities, any of which ensures the timely payment of principal and interest.
           * Optional Call Provisions: Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates.
           ** Ratings: Using the higher of Standard & Poor's or Moody's rating. ***Securities are backed by an escrow or trust containing sufficient
              U.S. Government or U.S. Government agency securities which ensures the timely payment of principal and interest.
          (IF)Inverse floating rate security.

                                See accompanying notes to financial statements.

----
17

Statement of Assets and Liabilities (Unaudited)
August 31, 2005

                                                                                              Massachusetts
                                                                               Massachusetts        Insured
-----------------------------------------------------------------------------------------------------------
Assets
Investments, at market value (cost $131,235,434 and $84,139,629, respectively)  $138,518,582    $89,126,205
Cash                                                                               3,562,529        207,301
Receivables:
  Interest                                                                         1,474,058      1,009,841
  Shares sold                                                                        375,783         19,913
Other assets                                                                             204            172
-----------------------------------------------------------------------------------------------------------
    Total assets                                                                 143,931,156     90,363,432
-----------------------------------------------------------------------------------------------------------
Liabilities
Payables:
  Investments purchased                                                            1,753,161             --
  Shares redeemed                                                                     20,841        168,041
Accrued expenses:
  Management fees                                                                     63,482         40,838
  12b-1 distribution and service fees                                                 22,370         15,994
  Other                                                                               52,226         39,604
Dividends payable                                                                    445,908        270,263
-----------------------------------------------------------------------------------------------------------
    Total liabilities                                                              2,357,988        534,740
-----------------------------------------------------------------------------------------------------------
Net assets                                                                      $141,573,168    $89,828,692
-----------------------------------------------------------------------------------------------------------
Class A Shares
Net assets                                                                      $ 61,287,567    $21,754,033
Shares outstanding                                                                 6,021,603      2,064,347
Net asset value per share                                                       $      10.18    $     10.54
Offering price per share (net asset value per share plus
 maximum sales charge of 4.20% of offering price)                               $      10.63    $     11.00
-----------------------------------------------------------------------------------------------------------
Class B Shares
Net assets                                                                      $  6,397,963    $ 6,474,054
Shares outstanding                                                                   627,406        613,831
Net asset value and offering price per share                                    $      10.20    $     10.55
-----------------------------------------------------------------------------------------------------------
Class C Shares
Net assets                                                                      $ 11,640,055    $11,277,133
Shares outstanding                                                                 1,151,836      1,070,731
Net asset value and offering price per share                                    $      10.11    $     10.53
-----------------------------------------------------------------------------------------------------------
Class R Shares
Net assets                                                                      $ 62,247,583    $50,323,472
Shares outstanding                                                                 6,127,929      4,761,595
Net asset value and offering price per share                                    $      10.16    $     10.57
-----------------------------------------------------------------------------------------------------------

Net Assets Consist of:
-----------------------------------------------------------------------------------------------------------
Capital paid-in                                                                 $134,009,196    $84,565,240
Undistributed (Over-distribution of) net investment income                          (137,277)        42,204
Accumulated net realized gain from investments                                       418,101        234,672
Net unrealized appreciation of investments                                         7,283,148      4,986,576
-----------------------------------------------------------------------------------------------------------
Net assets                                                                      $141,573,168    $89,828,692
-----------------------------------------------------------------------------------------------------------

                                See accompanying notes to financial statements.

----
18

Statement of Operations (Unaudited)
Six Months Ended August 31, 2005

                                                                                   Massachusetts
                                                                    Massachusetts        Insured
-------------------------------------------------------------------------------------------------
Investment Income                                                      $3,136,140     $2,109,395
-------------------------------------------------------------------------------------------------
Expenses
Management fees                                                           359,698        244,143
12b-1 service fees - Class A                                               52,181         21,478
12b-1 distribution and service fees - Class B                              32,303         31,832
12b-1 distribution and service fees - Class C                              41,103         43,280
Shareholders' servicing agent fees and expenses                            46,522         31,305
Custodian's fees and expenses                                              26,517         19,696
Trustees' fees and expenses                                                 1,278            864
Professional fees                                                           5,596          4,912
Shareholders' reports - printing and mailing expenses                      16,728         13,631
Federal and state registration fees                                         4,407          3,986
Other expenses                                                              1,566          1,284
-------------------------------------------------------------------------------------------------
Total expenses before custodian fee credit                                587,899        416,411
  Custodian fee credit                                                     (8,365)        (4,454)
-------------------------------------------------------------------------------------------------
Net expenses                                                              579,534        411,957
-------------------------------------------------------------------------------------------------
Net investment income                                                   2,556,606      1,697,438
-------------------------------------------------------------------------------------------------
Realized and Unrealized Gain
Net realized gain from investments                                        302,015        188,430
Net change in unrealized appreciation (depreciation) of investments       937,529        571,875
-------------------------------------------------------------------------------------------------
Net realized and unrealized gain                                        1,239,544        760,305
-------------------------------------------------------------------------------------------------
Net increase in net assets from operations                             $3,796,150     $2,457,743
-------------------------------------------------------------------------------------------------

                                See accompanying notes to financial statements.

----
19

Statement of Changes in Net Assets (Unaudited)

                                                                               Massachusetts
                                                                      ------------------------------
                                                                      Six Months Ended     Year Ended
                                                                               8/31/05        2/28/05
------------------------------------------------------------------------------------------------------
Operations
Net investment income                                                     $  2,556,606  $  4,709,279
Net realized gain from investments                                             302,015       164,166
Net change in unrealized appreciation (depreciation) of investments            937,529      (524,059)
------------------------------------------------------------------------------------------------------
Net increase in net assets from operations                                   3,796,150     4,349,386
------------------------------------------------------------------------------------------------------
Distributions to Shareholders
From net investment income:
  Class A                                                                     (992,526)   (1,388,915)
  Class B                                                                     (106,458)     (244,478)
  Class C                                                                     (181,898)     (379,301)
  Class R                                                                   (1,271,009)   (2,711,619)
From accumulated net realized gains from investments:
  Class A                                                                           --            --
  Class B                                                                           --            --
  Class C                                                                           --            --
  Class R                                                                           --            --
------------------------------------------------------------------------------------------------------
Decrease in net assets from distributions to shareholders                   (2,551,891)   (4,724,313)
------------------------------------------------------------------------------------------------------
Fund Share Transactions
Proceeds from sale of shares                                                19,548,522    25,154,774
Proceeds from shares issued to shareholders due
 to reinvestment of distributions                                            1,311,543     2,696,361
------------------------------------------------------------------------------------------------------
                                                                            20,860,065    27,851,135
Cost of shares redeemed                                                     (7,671,509)  (13,540,039)
------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets from Fund share transactions          13,188,556    14,311,096
------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets                                       14,432,815    13,936,169
Net assets at the beginning of period                                      127,140,353   113,204,184
------------------------------------------------------------------------------------------------------
Net assets at the end of period                                           $141,573,168  $127,140,353
------------------------------------------------------------------------------------------------------
Undistributed (Over-distribution of) net investment income at the end
 of period                                                                $   (137,277) $   (141,992)
------------------------------------------------------------------------------------------------------

                                                                           Massachusetts Insured
                                                                      ------------------------------
                                                                      Six Months Ended     Year Ended
                                                                               8/31/05        2/28/05
-----------------------------------------------------------------------------------------------------
Operations
Net investment income                                                      $ 1,697,438  $  3,598,471
Net realized gain from investments                                             188,430       391,096
Net change in unrealized appreciation (depreciation) of investments            571,875    (2,317,158)
-----------------------------------------------------------------------------------------------------
Net increase in net assets from operations                                   2,457,743     1,672,409
-----------------------------------------------------------------------------------------------------
Distributions to Shareholders
From net investment income:
  Class A                                                                     (391,425)     (821,809)
  Class B                                                                      (97,228)     (226,130)
  Class C                                                                     (177,651)     (430,939)
  Class R                                                                     (963,471)   (2,141,575)
From accumulated net realized gains from investments:
  Class A                                                                           --      (118,836)
  Class B                                                                           --       (38,675)
  Class C                                                                           --       (71,126)
  Class R                                                                           --      (291,343)
-----------------------------------------------------------------------------------------------------
Decrease in net assets from distributions to shareholders                   (1,629,775)   (4,140,433)
-----------------------------------------------------------------------------------------------------
Fund Share Transactions
Proceeds from sale of shares                                                 1,961,705     5,239,680
Proceeds from shares issued to shareholders due
 to reinvestment of distributions                                            1,066,382     2,764,948
-----------------------------------------------------------------------------------------------------
                                                                             3,028,087     8,004,628
Cost of shares redeemed                                                     (4,431,932)  (10,717,819)
-----------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets from Fund share transactions          (1,403,845)   (2,713,191)
-----------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets                                         (575,877)   (5,181,215)
Net assets at the beginning of period                                       90,404,569    95,585,784
-----------------------------------------------------------------------------------------------------
Net assets at the end of period                                            $89,828,692  $ 90,404,569
-----------------------------------------------------------------------------------------------------
Undistributed (Over-distribution of) net investment income at the end
 of period                                                                 $    42,204  $    (25,459)
-----------------------------------------------------------------------------------------------------

                                See accompanying notes to financial statements.

----
20

Notes to Financial Statements (Unaudited)

1. General Information and Significant Accounting Policies

The Nuveen Multistate Trust II (the "Trust") is an open-end investment company registered under the Investment Company Act of 1940, as amended. The Trust is comprised of the Nuveen Massachusetts Municipal Bond Fund ("Massachusetts") and the Nuveen Massachusetts Insured Municipal Bond Fund ("Massachusetts Insured") (collectively, the "Funds"), among others. The Trust was organized as a Massachusetts business trust on July 1, 1996. The Funds were each organized as a series of predecessor trusts or corporations prior to that date.

The Funds seek to provide high tax-free income and preservation of capital through investments in diversified portfolios of quality municipal bonds.

Effective January 1, 2005, Nuveen Advisory Corp. ("NAC"), the Funds' previous Adviser, and its affiliate, Nuveen Institutional Advisory Corp. ("NIAC"), were merged into Nuveen Asset Management ("NAM"), each wholly owned subsidiaries of Nuveen Investments, Inc. ("Nuveen"). As a result of the merger, NAM is now the Adviser to all funds previously advised by either NAC or NIAC.

The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements in accordance with accounting principles generally accepted in the United States.

Investment Valuation
The prices of municipal bonds in each Fund's investment portfolio are provided by a pricing service approved by the Fund's Board of Trustees. When market price quotes are not readily available (which is usually the case for municipal securities), the pricing service or, in the absence of a pricing service for a particular security, the Board of Trustees of the Funds, or its designee, may establish fair market value using a wide variety of market data including yields or prices of municipal bonds of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from securities dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor's credit characteristics considered relevant by the pricing service or the Board of Trustees' designee. Temporary investments in securities that have variable rate and demand features qualifying them as short-term securities are valued at amortized cost, which approximates market value.

Investment Transactions
Investment transactions are recorded on a trade date basis. Realized gains and losses from transactions are determined on the specific identification method. Investments purchased on a when-issued or delayed delivery basis may have extended settlement periods. Any investments so purchased are subject to market fluctuation during this period. The Funds have instructed the custodian to segregate assets with a current value at least equal to the amount of the when-issued and delayed delivery purchase commitments. At August 31, 2005, Massachusetts had outstanding when-issued purchase commitments of $1,753,161. There were no such outstanding purchase commitments in Massachusetts Insured.

Investment Income
Interest income, which includes the amortization of premiums and accretion of discounts for financial reporting purposes, is recorded on an accrual basis. Investment income also includes paydown gains and losses, if any.

Dividends and Distributions to Shareholders
Tax-exempt net investment income is declared monthly as a dividend. Generally, payment is made or reinvestment is credited to shareholder accounts on the first business day after month-end. Net realized capital gains and/or market discount from investment transactions, if any, are distributed to shareholders not less frequently than annually. Furthermore, capital gains are distributed only to the extent they exceed available capital loss carryforwards.

Distributions to shareholders of tax-exempt net investment income, net realized capital gains and/or market discount, if any, are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from accounting principles generally accepted in the United States.

Income Taxes
Each Fund is a separate taxpayer for federal income tax purposes. Each Fund intends to distribute substantially all net investment income and net capital gains to shareholders and to otherwise comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies. Therefore, no federal income tax provision is required. Furthermore, each Fund intends to satisfy conditions which will enable interest from municipal securities, which is exempt from regular federal and Massachusetts state income taxes, to retain such tax-exempt status when distributed to shareholders of the Funds. Net realized capital gains and ordinary income distributions paid by the Funds are subject to federal taxation.


----
21

Insurance
Massachusetts Insured invests primarily in municipal securities which are either covered by insurance or backed by an escrow or trust account containing sufficient U.S. Government or U.S. Government agency securities, both of which ensure the timely payment of principal and interest. Each insured municipal security is covered by Original Issue Insurance, Secondary Market Insurance or Portfolio Insurance. Such insurance does not guarantee the market value of the municipal securities or the value of the Fund's shares. Original Issue Insurance and Secondary Market Insurance remain in effect as long as the municipal securities covered thereby remain outstanding and the insurer remains in business, regardless of whether the Fund ultimately disposes of such municipal securities. Consequently, the market value of the municipal securities covered by Original Issue Insurance or Secondary Market Insurance may reflect value attributable to the insurance. Portfolio Insurance, in contrast, is effective only while the municipal securities are held by the Fund. Accordingly, neither the prices used in determining the market value of the underlying municipal securities nor the net asset value of the Fund's shares include value, if any, attributable to the Portfolio Insurance. Each policy of the Portfolio Insurance does, however, give the Fund the right to obtain permanent insurance with respect to the municipal security covered by the Portfolio Insurance policy at the time of its sale.

Flexible Sales Charge Program
Each Fund offers Class A, B, C and R Shares. Class A Shares are generally sold with an up-front sales charge and incur a .20% annual 12b-1 service fee. Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge ("CDSC") if redeemed within 18 months of purchase. Class B Shares are sold without an up-front sales charge but incur a .75% annual 12b-1 distribution fee and a .20% annual 12b-1 service fee. An investor purchasing Class B Shares agrees to pay a CDSC of up to 5% depending upon the length of time the shares are held by the investor (CDSC is reduced to 0% at the end of six years). Class B Shares convert to Class A Shares eight years after purchase. Class C Shares are sold without an up-front sales charge but incur a .55% annual 12b-1 distribution fee and a .20% annual 12b-1 service fee. An investor purchasing Class C Shares agrees to pay a CDSC of 1% if Class C Shares are redeemed within one year of purchase. Class R Shares are not subject to any sales charge or 12b-1 distribution or service fees. Class R Shares are available only under limited circumstances.

Derivative Financial Instruments
The Funds may invest in certain derivative financial instruments including futures, forward, swap and option contracts, and other financial instruments with similar characteristics including inverse floating rate securities. During the six months ended August 31, 2005, Massachusetts Insured invested in inverse floating rate securities for the purpose of enhancing portfolio yield. Inverse floating rate securities are identified in the Portfolio of Investments and are valued daily. The interest rate of an inverse floating rate security has an inverse relationship to the interest rate of a short-term floating rate security. Consequently, as the interest rate of the floating rate security rises, the interest rate on the inverse floating rate security declines. Conversely, as the interest rate of the floating rate security declines, the interest rate on the inverse floating rate security rises. The price of an inverse floating rate security will be more volatile than that of an otherwise comparable fixed rate security since the interest rate is dependent on an underlying fixed coupon rate or the general level of long-term interest rates as well as the short-term interest paid on the floating rate security, and because the inverse floating rate security typically bears the risk of loss of a greater face value of an underlying bond. Massachusetts did not invest in any such instruments during the six months ended August 31, 2005.

Expense Allocation
Expenses of the Funds that are not directly attributable to a specific class of shares are prorated among the classes based on the relative net assets of each class. Expenses directly attributable to a class of shares, which presently only include 12b-1 distribution and service fees, are recorded to the specific class.

Custodian Fee Credit
Each Fund has an arrangement with the custodian bank whereby certain custodian fees and expenses are reduced by credits earned on each Fund's cash on deposit with the bank. Such deposit arrangements are an alternative to overnight investments.

Indemnifications
Under the Trust's organizational documents, its Officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business, the Trust enters into contracts that provide general indemnifications to other parties. The Trust's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. However, the Trust has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

Use of Estimates
The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results may differ from those estimates.


----
22

2. Fund Shares

Transactions in Fund shares were as follows:

                                                                      Massachusetts
                                                    ------------------------------------------------
                                                       Six Months Ended            Year Ended
                                                            8/31/05                  2/28/05
                                                    ----------------------  ------------------------
                                                        Shares       Amount      Shares        Amount
-----------------------------------------------------------------------------------------------------
Shares sold:
  Class A                                           1,753,749  $17,716,493   2,278,620  $ 22,675,538
  Class A - automatic conversion of Class B shares     18,405      185,244          --            --
  Class B                                               8,096       81,263      35,573       355,153
  Class C                                             129,142    1,292,514     144,522     1,435,009
  Class R                                              27,158      273,008      69,727       689,074
Shares issued to shareholders due to reinvestment
 of distributions:
  Class A                                              30,125      304,281      59,971       596,979
  Class B                                               4,461       45,162       8,777        87,518
  Class C                                               9,057       90,826      19,014       187,960
  Class R                                              86,437      871,274     183,616     1,823,904
-----------------------------------------------------------------------------------------------------
                                                    2,066,630   20,860,065   2,799,820    27,851,135
-----------------------------------------------------------------------------------------------------
Shares redeemed:
  Class A                                            (272,195)  (2,740,969)   (682,855)   (6,705,111)
  Class B                                             (88,992)    (897,772)   (107,874)   (1,074,892)
  Class B - automatic conversion to Class A shares    (18,379)    (185,244)         --            --
  Class C                                            (100,483)  (1,004,197)   (145,217)   (1,436,682)
  Class R                                            (282,240)  (2,843,327)   (436,177)   (4,323,354)
-----------------------------------------------------------------------------------------------------
                                                     (762,289)  (7,671,509) (1,372,123)  (13,540,039)
-----------------------------------------------------------------------------------------------------
Net increase                                        1,304,341  $13,188,556   1,427,697  $ 14,311,096
-----------------------------------------------------------------------------------------------------

                                                                  Massachusetts Insured
                                                    ------------------------------------------------
                                                       Six Months Ended            Year Ended
                                                            8/31/05                  2/28/05
                                                    ----------------------  ------------------------
                                                        Shares       Amount      Shares        Amount
-----------------------------------------------------------------------------------------------------
Shares sold:
  Class A                                              79,738  $   831,915     304,562  $  3,188,735
  Class A - automatic conversion of Class B shares      4,234       44,005          --            --
  Class B                                              19,210      200,537      38,632       405,809
  Class C                                              58,308      609,949     116,200     1,209,824
  Class R                                              26,455      275,299      41,541       435,312
Shares issued to shareholders due to reinvestment
 of distributions:
  Class A                                              23,917      250,053      59,189       616,815
  Class B                                               2,797       29,275       8,245        85,927
  Class C                                               8,498       88,749      26,113       271,800
  Class R                                              66,615      698,305     171,388     1,790,406
-----------------------------------------------------------------------------------------------------
                                                      289,772    3,028,087     765,870     8,004,628
-----------------------------------------------------------------------------------------------------
Shares redeemed:
  Class A                                             (77,047)    (805,370)   (305,258)   (3,210,446)
  Class B                                             (50,715)    (530,649)    (69,357)     (735,971)
  Class B - automatic conversion to Class A shares     (4,231)     (44,005)         --            --
  Class C                                            (144,193)  (1,499,366)   (196,226)   (2,051,779)
  Class R                                            (148,312)  (1,552,542)   (452,101)   (4,719,623)
-----------------------------------------------------------------------------------------------------
                                                     (424,498)  (4,431,932) (1,022,942)  (10,717,819)
-----------------------------------------------------------------------------------------------------
Net increase (decrease)                              (134,726) $(1,403,845)   (257,072) $ (2,713,191)
-----------------------------------------------------------------------------------------------------


----
23

3. Securities Transactions

Purchases and sales (including maturities) of investments in long-term municipal securities for the six months ended August 31, 2005, were as follows:

                                                   Massachusetts
                                     Massachusetts       Insured
                ------------------------------------------------
                Purchases              $22,972,899    $8,958,110
                Sales and maturities    10,626,989     9,934,283
                ------------------------------------------------

4. Income Tax Information

The following information is presented on an income tax basis. Differences between amounts for financial statement and federal income tax purposes are primarily due to the treatment of paydown gains and losses, timing differences in recognizing taxable market discount and timing differences in recognizing certain gains and losses on investment transactions.

At August 31, 2005, the cost of investments was as follows:

                                                  Massachusetts
                                    Massachusetts       Insured
                -----------------------------------------------
                Cost of investments  $131,206,963   $84,084,463
                -----------------------------------------------

Gross unrealized appreciation and gross unrealized depreciation of investments at August 31, 2005, were as follows:

                                                              Massachusetts
                                               Massachusetts        Insured
    ------------------------------------------------------------------------
    Gross unrealized:
      Appreciation                                $7,384,241     $5,056,537
      Depreciation                                   (72,622)       (14,795)
    ------------------------------------------------------------------------
    Net unrealized appreciation of investments    $7,311,619     $5,041,742
    ------------------------------------------------------------------------

The tax components of undistributed net investment income and net realized gains at February 28, 2005, the Funds' last fiscal year end, were as follows:

                                                             Massachusetts
                                               Massachusetts       Insured
     ---------------------------------------------------------------------
     Undistributed net tax-exempt income*           $200,715      $145,253
     Undistributed net ordinary income**               5,581        46,240
     Undistributed net long-term capital gains       116,073            --
     ---------------------------------------------------------------------

* Undistributed net tax-exempt income (on a tax basis) has not been reduced for the dividend declared on February 9, 2005, paid on March 1, 2005.
** Net ordinary income consists of taxable market discount income and net short-term capital gains, if any.

The tax character of distributions paid during the fiscal year ended February 28, 2005, the Funds' last fiscal year end, was designated for purposes of the dividends paid deduction as follows:

                                                                Massachusetts
                                                  Massachusetts       Insured
   --------------------------------------------------------------------------
   Distributions from net tax-exempt income          $4,700,459    $3,654,598
   Distributions from net ordinary income**                 906           622
   Distributions from net long-term capital gains            --       519,980
   --------------------------------------------------------------------------

** Net ordinary income consists of taxable market discount income and net short-term capital gains, if any.

5. Management Fee and Other Transactions with Affiliates

Each Fund's management fee is separated into two components - a complex-level component, based on the aggregate amount of all fund assets managed by the Adviser, and a specific fund-level component, based only on the amount of assets within each individual Fund. This pricing structure enables Nuveen fund shareholders to benefit from growth in the assets within each individual fund as well as from growth in the amount of complex-wide assets managed by the Adviser.


----
24

The annual fund-level fee, payable monthly, for each Fund is based upon the average daily net assets of each Fund as follows:

              Average Daily Net Assets       Fund-Level Fee Rate
              ---------------------------------------------------
              For the first $125 million                   .3500%
              For the next $125 million                    .3375
              For the next $250 million                    .3250
              For the next $500 million                    .3125
              For the next $1 billion                      .3000
              For the next $3 billion                      .2750
              For net assets over $5 billion               .2500
              ---------------------------------------------------

The annual complex-level fee, payable monthly, which is additive to the fund-level fee, for all Nuveen sponsored funds in the U.S., is based on the aggregate amount of total fund assets managed as stated in the table below. As of August 31, 2005, the complex-level rate was .1896%.

        Complex-Level Assets/(1)/                Complex-Level Fee Rate
        ----------------------------------------------------------------
        For the first $55 billion                                 .2000%
        For the next $1 billion                                   .1800
        For the next $1 billion                                   .1600
        For the next $3 billion                                   .1425
        For the next $3 billion                                   .1325
        For the next $3 billion                                   .1250
        For the next $5 billion                                   .1200
        For the next $5 billion                                   .1175
        For the next $15 billion                                  .1150
        For Managed Assets over $91 billion/(2)/                  .1400
        ----------------------------------------------------------------

(1)The complex-level fee component of the management fee for the funds is calculated based upon the aggregate Managed Assets ("Managed Assets" means the average daily net assets of each fund including assets attributable to all types of leverage used by the Nuveen funds) of Nuveen-sponsored funds in the U.S.
(2)With respect to the complex-wide Managed Assets over $91 billion, the fee rate or rates that will apply to such assets will be determined at a later date. In the unlikely event that complex-wide Managed Assets reach $91 billion prior to a determination of the complex-level fee rate or rates to be applied to Managed Assets in excess of $91 billion, the complex-level fee rate for such complex-wide Managed Assets shall be .1400% until such time as a different rate or rates is determined.

The management fee compensates the Adviser for overall investment advisory and administrative services and general office facilities. The Trust pays no compensation directly to those of its Trustees who are affiliated with the Adviser or to their officers, all of whom receive remuneration for their services to the Trust from the Adviser or its affiliates. The Board of Trustees has adopted a deferred compensation plan for independent Trustees that enables Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from certain Nuveen advised Funds. Under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of select Nuveen advised Funds.

The Adviser has agreed to waive part of its management fees or reimburse certain expenses of each Fund in order to limit total expenses (excluding 12b-1 distribution and service fees and extraordinary expenses) from exceeding .75% of the average daily net assets of Massachusetts and .975% of the average daily net assets of Massachusetts Insured. The Adviser may also voluntarily reimburse additional expenses from time to time. Voluntary reimbursements may be terminated at any time at the Adviser's discretion.

During the six months ended August 31, 2005, Nuveen Investments, LLC (the "Distributor"), a wholly owned subsidiary of Nuveen, collected sales charges on purchases of Class A Shares, the majority of which were paid out as concessions to authorized dealers as follows:

                                                      Massachusetts
                                        Massachusetts       Insured
             ------------------------------------------------------
             Sales charges collected          $34,752       $15,661
             Paid to authorized dealers        29,833        13,502
             ------------------------------------------------------

The Distributor also received 12b-1 service fees on Class A Shares, substantially all of which were paid to compensate authorized dealers for providing services to shareholders relating to their investments.


----
25

During the six months ended August 31, 2005, the Distributor compensated authorized dealers directly with commission advances at the time of purchase as follows:

                                                  Massachusetts
                                    Massachusetts       Insured
                -----------------------------------------------
                Commission advances       $15,922       $13,563
                -----------------------------------------------

To compensate for commissions advanced to authorized dealers, all 12b-1 service fees collected on Class B Shares during the first year following a purchase, all 12b-1 distribution fees collected on Class B Shares, and all 12b-1 service and distribution fees collected on Class C Shares during the first year following a purchase are retained by the Distributor. During the six months ended August 31, 2005, the Distributor retained such 12b-1 fees as follows:

                                                  Massachusetts
                                    Massachusetts       Insured
                -----------------------------------------------
                12b-1 fees retained       $30,600       $27,155
                -----------------------------------------------

The remaining 12b-1 fees charged to the Funds were paid to compensate authorized dealers for providing services to shareholders relating to their investments.

The Distributor also collected and retained CDSC on share redemptions during the six months ended August 31, 2005, as follows:

                                               Massachusetts
                                 Massachusetts       Insured
                   -----------------------------------------
                   CDSC retained        $4,297       $10,785
                   -----------------------------------------

6. Announcement Regarding Parent Company of Adviser

In early April, 2005, The St. Paul Travelers Companies, Inc. ("St. Paul Travelers"), which owned 79% of Nuveen, (A) completed a public offering of a substantial portion of its equity stake in Nuveen, (B) sold Nuveen $200 million of its Nuveen shares, (C) entered into an agreement with Nuveen to sell an additional $400 million of its Nuveen shares on a "forward" basis with payment for and settlement of these shares delayed for several months, and (D) entered into agreements with two unaffiliated investment banking firms to sell an amount equal to most or all of its remaining Nuveen shares for current payment but for future settlement. Transactions (C) and (D) above were settled in late July, which effectively reduced St. Paul Travelers' controlling stake in Nuveen and was deemed an "assignment" (as defined in the 1940 Act) of the investment management agreements between the Funds and the Adviser, which resulted in the automatic termination of each agreement under the 1940 Act. In anticipation of such deemed assignment, the Board of Trustees had approved new ongoing investment management agreements for each Fund and the submission of those agreements for approval by each respective Fund's shareholders, which shareholder approval was received prior to the settlement of transactions (C) and (D). The new ongoing management agreements took effect upon such settlement.

7. Subsequent Event - Distributions to Shareholders

The Funds declared dividend distributions from their tax-exempt net investment income which were paid on October 3, 2005, to shareholders of record on September 9, 2005, as follows:

                                                  Massachusetts
                                    Massachusetts       Insured
                -----------------------------------------------
                Dividend per share:
                  Class A                  $.0325        $.0320
                  Class B                   .0265         .0255
                  Class C                   .0280         .0270
                  Class R                   .0340         .0335
                -----------------------------------------------


----
26

Financial Highlights (Unaudited)

Selected data for a share outstanding throughout each period:

Class (Commencement Date)
                             Investment Operations      Less Distributions
                          --------------------------- ----------------------                    ----------------------------
                                                                                                           Before Credit/
                                                                                                           Reimbursement
MASSACHUSETTS                                                                                           ------------------
                                                                                                                     Ratio
                                                                                                                    of Net
                                                                                                                   Invest-
                                                                                                        Ratio of      ment
                                           Net                                                          Expenses    Income
                Beginning       Net  Realized/            Net                 Ending             Ending       to        to
                      Net   Invest- Unrealized        Invest-                    Net                Net  Average   Average
Year Ended          Asset      ment       Gain           ment  Capital         Asset     Total   Assets      Net       Net
February 28/29,     Value Income(a)     (Loss)  Total  Income    Gains  Total  Value Return(b)    (000)   Assets    Assets
-----------------------------------------------------------------------------------------------------------------------------
Class A (9/94)
  2006(e)          $10.09      $.19      $ .10  $ .29   $(.20)     $-- $(.20) $10.18      2.85% $61,288      .89%*    3.81%*
  2005              10.13       .41       (.04)  0.37    (.41)      --  (.41)  10.09      3.75   45,302      .91      4.06
  2004               9.98       .42        .16    .58    (.43)      --  (.43)  10.13      5.95   28,720      .94      4.25
  2003               9.75       .45        .24    .69    (.46)      --  (.46)   9.98      7.27   21,751      .95      4.62
  2002               9.70       .48        .07    .55    (.50)      --  (.50)   9.75      5.86   19,878      .94      4.96
  2001               9.26       .50        .44    .94    (.50)      --  (.50)   9.70     10.34   18,433      .99      5.23
Class B (3/97)
  2006(e)           10.11       .16        .09    .25    (.16)      --  (.16)  10.20      2.48    6,398     1.65*     3.07*
  2005              10.15       .33       (.04)   .29    (.33)      --  (.33)  10.11      3.00    7,300     1.66      3.30
  2004              10.01       .35        .15    .50    (.36)      --  (.36)  10.15      5.07    7,976     1.68      3.49
  2003               9.77       .38        .25    .63    (.39)      --  (.39)  10.01      6.58    8,031     1.70      3.87
  2002               9.72       .41        .06    .47    (.42)      --  (.42)   9.77      4.96    6,588     1.69      4.21
  2001               9.28       .43        .44    .87    (.43)      --  (.43)   9.72      9.60    4,198     1.74      4.48
Class C (10/94)
  2006(e)           10.02       .17        .09    .26    (.17)      --  (.17)  10.11      2.60   11,640     1.44*     3.27*
  2005              10.06       .35       (.04)   .31    (.35)      --  (.35)  10.02      3.21   11,160     1.46      3.50
  2004               9.92       .37        .14    .51    (.37)      --  (.37)  10.06      5.31   11,025     1.48      3.69
  2003               9.69       .40        .24    .64    (.41)      --  (.41)   9.92      6.73    9,703     1.50      4.07
  2002               9.64       .43        .06    .49    (.44)      --  (.44)   9.69      5.20    6,614     1.49      4.42
  2001               9.20       .44        .45    .89    (.45)      --  (.45)   9.64      9.89    6,591     1.54      4.67
Class R (12/86)
  2006(e)           10.07       .20        .09    .29    (.20)      --  (.20)  10.16      2.95   62,248      .69*     4.02*
  2005              10.11       .42       (.04)   .38    (.42)      --  (.42)  10.07      3.95   63,379      .71      4.25
  2004               9.96       .44        .16    .60    (.45)      --  (.45)  10.11      6.16   65,483      .73      4.45
  2003               9.73       .47        .24    .71    (.48)      --  (.48)   9.96      7.59   66,545      .75      4.83
  2002               9.67       .50        .07    .57    (.51)      --  (.51)   9.73      5.96   69,034      .74      5.16
  2001               9.24       .52        .43    .95    (.52)      --  (.52)   9.67     10.58   68,208      .79      5.43
-----------------------------------------------------------------------------------------------------------------------------

Class (Commencement Date)
                Ratios/Supplemental Data
                ----------------------------------------------------
                       After            After Credit/
                  Reimbursement(c)     Reimbursement(d)
MASSACHUSETTS   ------------------   ------------------
                             Ratio                Ratio
                            of Net               of Net
                           Invest-              Invest-
                Ratio of      ment   Ratio of      ment
                Expenses    Income   Expenses    Income
                      to        to         to        to
                 Average   Average    Average   Average   Portfolio
Year Ended           Net       Net        Net       Net    Turnover
February 28/29,   Assets    Assets     Assets    Assets        Rate
--------------------------------------------------------------------
Class A (9/94)
  2006(e)            .89%*    3.81%*      .88%*    3.82%*         8%
  2005               .91      4.06        .91      4.06          11
  2004               .94      4.25        .93      4.25          22
  2003               .95      4.62        .94      4.63          14
  2002               .94      4.96        .93      4.97          16
  2001               .95      5.27        .94      5.29          13
Class B (3/97)
  2006(e)           1.65*     3.07*      1.63*     3.08*          8
  2005              1.66      3.30       1.65      3.31          11
  2004              1.68      3.49       1.68      3.50          22
  2003              1.70      3.87       1.69      3.88          14
  2002              1.69      4.21       1.68      4.22          16
  2001              1.70      4.52       1.69      4.54          13
Class C (10/94)
  2006(e)           1.44*     3.27*      1.43*     3.28*          8
  2005              1.46      3.50       1.45      3.51          11
  2004              1.48      3.69       1.48      3.70          22
  2003              1.50      4.07       1.49      4.08          14
  2002              1.49      4.42       1.48      4.42          16
  2001              1.50      4.71       1.49      4.73          13
Class R (12/86)
  2006(e)            .69*     4.02*       .68*     4.03*          8
  2005               .71      4.25        .70      4.26          11
  2004               .73      4.45        .72      4.45          22
  2003               .75      4.83        .74      4.84          14
  2002               .74      5.16        .73      5.17          16
  2001               .75      5.47        .74      5.48          13
--------------------------------------------------------------------

*  Annualized.
(a)Per share Net Investment Income is calculated using the average daily shares method.
(b)Total returns are calculated on net asset value without any sales charge and are not annualized.
(c)After expense reimbursement from the Adviser, where applicable.
(d)After custodian fee credit and expense reimbursement, where applicable.
(e)For the six months ended August 31, 2005.

                                See accompanying notes to financial statements.

----
27

Selected data for a share outstanding throughout each period:

Class (Commencement Date)
                                   Investment Operations       Less Distributions
                                --------------------------- -----------------------                    -------


MASSACHUSETTS INSURED




                                                 Net
                      Beginning       Net  Realized/            Net                  Ending             Ending
                            Net   Invest- Unrealized        Invest-                     Net                Net
Year Ended                Asset      ment       Gain           ment  Capital          Asset     Total   Assets
February 28/29,           Value Income(a)     (Loss)  Total  Income    Gains   Total  Value Return(b)    (000)
---------------------------------------------------------------------------------------------------------------
Class A (9/94)
       2006(e)           $10.44      $.20      $ .09  $ .29   $(.19)   $  --  $(.19) $10.54      2.82% $21,754
        2005              10.72       .41       (.21)   .20    (.42)    (.06)  (.48)  10.44      1.95   21,233
        2004              10.54       .43        .19    .62    (.44)      --   (.44)  10.72      6.03   21,179
        2003              10.36       .45        .23    .68    (.47)    (.03)  (.50)  10.54      6.74   23,212
        2002              10.30       .50        .07    .57    (.49)    (.02)  (.51)  10.36      5.67   16,970
        2001               9.77       .49        .55   1.04    (.50)    (.01)  (.51)  10.30     10.93   14,669
Class B (3/97)
       2006(e)            10.45       .16        .09    .25    (.15)      --   (.15)  10.55      2.44    6,474
        2005              10.73       .33       (.21)   .12    (.34)    (.06)  (.40)  10.45      1.19    6,759
        2004              10.55       .35        .19    .54    (.36)      --   (.36)  10.73      5.24    7,183
        2003              10.37       .38        .23    .61    (.40)    (.03)  (.43)  10.55      5.94    6,361
        2002              10.31       .42        .07    .49    (.41)    (.02)  (.43)  10.37      4.87    3,574
        2001               9.78       .42        .55    .97    (.43)    (.01)  (.44)  10.31     10.06    2,308
Class C (9/94)
       2006(e)            10.44       .17        .08    .25    (.16)      --   (.16)  10.53      2.43   11,277
        2005              10.71       .35       (.20)   .15    (.36)    (.06)  (.42)  10.44      1.46   11,981
        2004              10.53       .37        .19    .56    (.38)      --   (.38)  10.71      5.43   12,879
        2003              10.35       .40        .22    .62    (.41)    (.03)  (.44)  10.53      6.14   12,935
        2002              10.28       .44        .08    .52    (.43)    (.02)  (.45)  10.35      5.17    5,940
        2001               9.75       .44        .54    .98    (.44)    (.01)  (.45)  10.28     10.29    1,667
Class R (12/86)
       2006(e)            10.47       .21        .09    .30    (.20)      --   (.20)  10.57      2.90   50,323
        2005              10.75       .43       (.21)   .22    (.44)    (.06)  (.50)  10.47      2.12   50,432
        2004              10.56       .45        .20    .65    (.46)      --   (.46)  10.75      6.30   54,344
        2003              10.38       .48        .22    .70    (.49)    (.03)  (.52)  10.56      6.91   56,496
        2002              10.31       .52        .08    .60    (.51)    (.02)  (.53)  10.38      5.95   54,719
        2001               9.78       .51        .55   1.06    (.52)    (.01)  (.53)  10.31     11.11   53,878
---------------------------------------------------------------------------------------------------------------

Class (Commencement Date)
                                           Ratios/Supplemental Data
                      -------------------------------------------------------------------------
                         Before Credit/           After            After Credit/
                         Reimbursement       Reimbursement(c)     Reimbursement(d)
MASSACHUSETTS INSURED ------------------   ------------------   ------------------
                                   Ratio                Ratio                Ratio
                                  of Net               of Net               of Net
                                 Invest-              Invest-              Invest-
                      Ratio of      ment   Ratio of      ment   Ratio of      ment
                      Expenses    Income   Expenses    Income   Expenses    Income
                            to        to         to        to         to        to
                       Average   Average    Average   Average    Average   Average   Portfolio
Year Ended                 Net       Net        Net       Net        Net       Net    Turnover
February 28/29,         Assets    Assets     Assets    Assets     Assets    Assets        Rate
-----------------------------------------------------------------------------------------------
Class A (9/94)
       2006(e)             .91%*    3.77%*      .91%*    3.77%*      .90%*    3.78%*        10%
        2005               .91      3.95        .91      3.95        .90      3.95          26
        2004               .93      4.11        .93      4.11        .92      4.12          36
        2003               .93      4.36        .93      4.36        .92      4.38          18
        2002               .95      4.78        .95      4.78        .92      4.81          23
        2001              1.05      4.92       1.05      4.92       1.04      4.93           8
Class B (3/97)
       2006(e)            1.66*     3.01*      1.66*     3.01*      1.65*     3.02*         10
        2005              1.66      3.20       1.66      3.20       1.65      3.20          26
        2004              1.68      3.37       1.68      3.37       1.67      3.37          36
        2003              1.68      3.59       1.68      3.59       1.67      3.61          18
        2002              1.69      4.03       1.69      4.03       1.67      4.06          23
        2001              1.80      4.17       1.80      4.17       1.79      4.18           8
Class C (9/94)
       2006(e)            1.46*     3.21*      1.46*     3.21*      1.45*     3.22*         10
        2005              1.46      3.40       1.46      3.40       1.45      3.40          26
        2004              1.48      3.56       1.48      3.56       1.47      3.57          36
        2003              1.48      3.79       1.48      3.79       1.47      3.81          18
        2002              1.49      4.25       1.49      4.25       1.46      4.27          23
        2001              1.60      4.37       1.60      4.37       1.59      4.38           8
Class R (12/86)
       2006(e)             .71*     3.96*       .71*     3.96*       .70*     3.97*         10
        2005               .71      4.15        .71      4.15        .70      4.15          26
        2004               .73      4.31        .73      4.31        .72      4.32          36
        2003               .73      4.58        .73      4.58        .72      4.59          18
        2002               .75      4.98        .75      4.98        .73      5.00          23
        2001               .85      5.12        .85      5.12        .84      5.13           8
-----------------------------------------------------------------------------------------------

*  Annualized.
(a)Per share Net Investment Income is calculated using the average daily shares method.
(b)Total returns are calculated on net asset value without any sales charge and are not annualized.
(c)After expense reimbursement from the Adviser, where applicable.
(d)After custodian fee credit and expense reimbursement, where applicable.
(e)For the six months ended August 31, 2005.

                                See accompanying notes to financial statements.

----
28

            Annual Investment Management Agreement Approval Process

At a meeting held on May 10-12, 2005, the Board of Trustees of the Funds, including the independent Trustees, unanimously approved the Investment Management Agreement between each Fund and NAM.

The Approval Process
To assist the Board in its evaluation of an advisory contract with NAM, the independent Trustees received a report in adequate time in advance of their meeting which outlined, among other things, the services provided by NAM; the organization of NAM, including the responsibilities of various departments and key personnel; the Fund's past performance as well as the Fund's performance compared to funds of similar investment objectives compiled by an independent third party (a "Peer Group") as described below and if available, with recognized or, in certain cases, customized benchmarks; the profitability of NAM and certain industry profitability analyses for advisers to unaffiliated investment companies; the expenses of NAM in providing the various services; the management fees of NAM, including comparisons of such fees with the management fees of comparable funds in its Peer Group as well as comparisons of NAM's management fees with the fees NAM assesses to other types of investment products or accounts, if any; the soft dollar practices of NAM; and the expenses of each Fund, including comparisons of the Fund's expense ratios (after any fee waivers) with the expense ratios of its Peer Group. This information supplements that received by the Board throughout the year regarding Fund performance, expense ratios, portfolio composition, trade execution and sales activity.

In addition to the foregoing materials, independent legal counsel to the independent Trustees provided, in advance of the meeting, a legal memorandum outlining, among other things, the duties of the Trustees under the 1940 Act as well as the general principles of relevant state law in reviewing and approving advisory contracts; the requirements of the 1940 Act in such matters; an adviser's fiduciary duty with respect to advisory agreements and compensation; the standards used by courts in determining whether investment company boards of directors have fulfilled their duties and factors to be considered by the board in voting on advisory agreements.

At the Board meeting, NAM made a presentation to and responded to questions from the Board. After the presentation and after reviewing the written materials, the independent Trustees met privately with their legal counsel to review the Board's duties in reviewing advisory contracts and consider the renewal of the advisory contract. It is with this background that the Trustees considered each Investment Management Agreement with NAM. The independent Trustees, in consultation with independent counsel, reviewed the factors set out in judicial decisions and SEC directives relating to the renewal of advisory contracts. As outlined in more detail below, the Trustees considered all factors they believed relevant with respect to each Fund, including the following: (a) the nature, extent and quality of the services to be provided by NAM; (b) the investment performance of the Fund and NAM; (c) the costs of the services to be provided and profits to be realized by NAM and its affiliates from the relationship with the Fund; (d) the extent to which economies of scale would be realized as the Fund grows; and (e) whether fee levels reflect these economies of scale for the benefit of Fund investors.

A. Nature, Extent and Quality of Services
In evaluating the nature, extent and quality of NAM's services, the Trustees reviewed information concerning the types of services that NAM or its affiliates provide and are expected to provide to the Nuveen Funds; narrative and statistical information concerning the Fund's performance record and how such performance compares to the Fund's Peer Group and, if available, recognized benchmarks or, in certain cases, customized benchmarks (as described in further detail in Section B below); information describing NAM's organization and its various departments, the experience and responsibilities of key personnel, and available resources. In the discussion of key personnel, the Trustees received materials regarding the changes or additions in personnel of NAM. The Trustees further noted the willingness of the personnel of NAM to engage in open, candid discussions with the Board. The Trustees further considered the quality of NAM's investment process in making portfolio management decisions, including any refinements or improvements to the portfolio management processes, enhancements to technology and systems that are available to portfolio managers, and any additions of new personnel which may strengthen or expand the research and investment capabilities of NAM. In their review of the advisory contracts for the fixed income funds, such as the Funds, the Trustees also noted that Nuveen won the Lipper Award for Best Fund Family:
Fixed Income-Large Asset Class, for 2004. Given the Trustees' experience with the Funds, other Nuveen funds and NAM, the Trustees noted that they were familiar with and continue to have a good understanding of the organization, operations and personnel of NAM.

In addition to advisory services, the independent Trustees considered the quality of the administrative or non-advisory services provided. In this regard, NAM provides the Fund with such administrative and other services (exclusive of, and in addition to, any such services provided by others for the Funds) and officers and other personnel as are necessary for the operations of the respective Fund. In addition to investment management services, NAM and its affiliates provide each Fund with a wide range of services, including: preparing shareholder reports; providing daily accounting; providing quarterly financial statements; overseeing and coordinating the activities of other service providers; administering and organizing Board meetings and preparing the Board materials for such meetings; providing legal support (such as helping to prepare registration statements, amendments thereto and proxy statements and responding to regulatory inquiries); and performing other Fund administrative tasks necessary for the operation of the respective Fund (such as tax reporting and fulfilling regulatory filing requirements). In addition, in evaluating the administrative services, the Trustees considered, in particular, NAM's policies and procedures for assuring compliance with applicable laws and regulations in light of the new SEC regulations governing compliance. The Trustees noted NAM's focus on compliance and its compliance systems. In their review, the Trustees considered, among other things, the additions of experienced


----
29
personnel to NAM's compliance group and modifications and other enhancements to NAM's computer systems. In addition to the foregoing, the Trustees also noted that NAM outsources certain services that cannot be replicated without significant costs or at the same level of expertise. Such outsourcing has been a beneficial and efficient use of resources by keeping expenses low while obtaining quality services.

With respect to services provided to municipal funds, such as the Funds, the Trustees also noted, among other things, the enhancements NAM implemented to its municipal portfolio management processes (e.g., the increased use of benchmarks to guide and assess the performance of its portfolio managers); the implementation of a risk management program; and the various initiatives being undertaken to enhance or modify NAM's computer systems as necessary to support the innovations of the municipal investment team (such as, the ability to assess certain historical data in order to create customized benchmarks, perform attribution analysis and facilitate the use of derivatives as hedging instruments).

Based on their review, the Trustees found that, overall, the nature, extent and quality of services provided (and expected to be provided) to the respective Funds under the applicable Investment Management Agreement, were of a high level and were quite satisfactory.

B. The Investment Performance of the Fund and NAM
As previously noted, the Board received a myriad of performance information regarding each Fund and its Peer Group, if available. Among other things, the Board received materials reflecting a Fund's historic performance, the Fund's performance compared to its Peer Group (as described below) and, if available, its performance compared to recognized and, in certain cases, customized benchmarks (as applicable). Further in evaluating the performance information, in certain limited instances, the Trustees noted that the closest Peer Group for a Fund still would not adequately reflect such Fund's investment objectives and strategies, thereby limiting the usefulness of the comparisons of such Fund's performance with that of the Peer Group.

With respect to state municipal funds, such as the Funds, the performance data included, among other things, the respective Fund's performance relative to its peers, except as noted. More specifically, a Fund's one-, three- and five-year total returns (as available) for the periods ending December 31, 2004 were evaluated relative to the unaffiliated funds in its respective Peer Group (including the returns of individual peers as well as the Peer Group average) as well as additional performance information with respect to all funds in the Peer Group, subject to the following. Certain state municipal Funds do not have a corresponding Peer Group in which case their performance is measured against a state-specific municipal index compiled by an independent third party. Such indices measure bond performance rather than fund performance. The two open-end Nuveen Funds that utilize such indices are the Nuveen New Mexico Municipal Bond Fund and the Nuveen Wisconsin Municipal Bond Fund. Based on their review, the Trustees determined that the respective Fund's absolute and relative investment performance over time had been satisfactory.

C. Fees, Expenses and Profitability
 1. Fees and Expenses
 In evaluating the management fees and expenses that a Fund is expected to bear, the Trustees considered the Fund's current management fee structure and the Fund's expected expense ratios in absolute terms as well as compared with the fees and respective expense ratios of the unaffiliated funds in its Peer Group. The Trustees reviewed the financial information of NAM, including its respective revenues, expenses and profitability. In reviewing fees, the Trustees, among other things, reviewed comparisons of the Fund's gross management fees (fees after fund-level and complex-wide level breakpoints but before reimbursements and fee waivers), net management fees (after breakpoints and reimbursements and fee waivers) and total expense ratios (before and after waivers) with those of the unaffiliated funds in its Peer Group and peer averages. In this regard, the Trustees noted that the relative ranking of the Nuveen Funds on fees and expenses was aided by the significant level of fee reductions provided by the fund-level and complex-wide breakpoint schedules, and the fee waivers and reimbursements provided by Nuveen for certain Funds launched since 1999. The complex-wide breakpoint schedule was instituted in 2004 and is described in further detail below in Section D entitled "Economies of Scale and Whether Fee Levels Reflect these Economies of Scale." In addition to the foregoing, in their review of the fee and expense information provided for the municipal funds, including, in particular, the expense ratios of the unaffiliated funds in the respective Peer Group, the Trustees determined that such Funds' net total expense ratios were within an acceptable range compared to such peers.

 2. Comparisons with the Fees of Other Clients
 The Trustees further compared the fees of NAM to the fees NAM or an affiliate thereof assessed for other types of clients investing in municipal funds (such as municipal managed accounts). With respect to municipal managed accounts, the advisory fees for such accounts are generally lower than those charged to the comparable Fund. The Trustees noted, however, the additional services that are provided and the costs incurred by Nuveen in managing and operating registered investment companies, such as the Funds, compared to individually managed separate accounts. For instance, as described above, NAM and its affiliates provide numerous services to the Funds including, but not limited to, preparing shareholder reports; providing daily accounting; preparing quarterly financial statements; overseeing and coordinating the activities of other service providers; administering and organizing Board meetings and preparing the Board materials for such meetings; providing legal support; and administering all other aspects of the Fund's operations. Further, the Trustees noted the increased compliance requirements for funds in light of new SEC regulations and other legislation. These services are generally not required to the same extent, if at all,


----
30
 for separate accounts. In addition to the differences in services, the Trustees also considered, among other things, the differences in product distribution, investor profiles and account sizes. Accordingly, the Trustees believe that the nature and number of services provided to operate a Fund merit the higher fees than those to separate managed accounts.

 3. Profitability of NAM
 In conjunction with its review of fees, the Trustees also considered the profitability of NAM. The Trustees reviewed NAM's revenues, expenses and profitability margins (on both a pre-tax and after-tax basis). In reviewing profitability, the Trustees recognized that one of the most difficult issues in determining profitability is establishing a method of allocating expenses. Accordingly, the Trustees reviewed NAM's assumptions and methodology of allocating expenses. In this regard, the methods of allocation used appeared reasonable but the Board noted the inherent limitations in allocating costs among various advisory products. The Trustees also recognized that individual fund or product line profitability of other advisers is generally not publicly available. Further, profitability may be affected by numerous factors including the types of funds managed, expense allocations, business mix, etc., and therefore comparability of profitability is somewhat limited. Nevertheless, to the extent available, the Trustees considered NAM's profit margin compared to the profitability of various publicly-traded investment management companies and/or investment management companies that publicly disclose some or all of their financial results compiled by three independent third-party service providers. The Trustees also reviewed the revenues, expenses and profit margins of various unaffiliated advisory firms with similar amounts of assets under management for the last year prepared by NAM. Based on their review, the Trustees were satisfied that NAM's level of profitability from its relationship with each Fund was reasonable in light of the services provided.

 In evaluating the reasonableness of the compensation, the Trustees also considered any other revenues paid to NAM as well as any indirect benefits (such as soft dollar arrangements, if any) NAM and its affiliates are expected to receive that are directly attributable to their management of the Funds, if any. See Section E below for additional information. Based on their review of the overall fee arrangements of the applicable Fund, the Trustees determined that the advisory fees and expenses of the respective Fund were reasonable.

D. Economies of Scale and Whether Fee Levels Reflect these Economies of Scale In reviewing the compensation, the Trustees have long understood the benefits of economies of scale as the assets of a fund grow and have sought to ensure that shareholders share in these benefits. One method for shareholders to share in economies of scale is to include breakpoints in the advisory fee schedules that reduce fees as fund assets grow. Accordingly, the Trustees received and reviewed the schedules of advisory fees for each Fund, including fund-level breakpoints thereto. In addition, after lengthy negotiations with management, the Board in May 2004 approved a complex-wide fee arrangement pursuant to which fees of the funds in the Nuveen complex, including the Funds, are reduced as the assets in the fund complex reach certain levels. The complex-wide fee arrangement was introduced on August 1, 2004 and the Trustees reviewed data regarding the reductions of fees for the Funds for the period of August 1, 2004 to December 31, 2004. In evaluating the complex-wide fee arrangement, the Trustees considered, among other things, the historic and expected fee savings to shareholders as assets grow, the amount of fee reductions at various asset levels, and that the arrangement would extend to all Funds in the Nuveen complex. The Trustees also considered the impact, if any, the complex-wide fee arrangement may have on the level of services provided. Based on their review, the Trustees concluded that the breakpoint schedule and complex-wide fee arrangement currently was acceptable and desirable in providing benefits from economies of scale to shareholders.

E. Indirect Benefits
In evaluating fees, the Trustees also considered any indirect benefits or profits NAM or its affiliates may receive as a result of its relationship with each Fund. In this regard, the Trustees considered any benefits from soft dollar arrangements. The Trustees noted that although NAM manages a large amount of assets, it has very little, if any, brokerage to allocate. This is due to the fact that NAM typically manages the portfolios of the municipal funds in the Nuveen complex and municipal bonds generally trade on a principal basis. Accordingly, NAM does not currently have any soft dollar arrangements and does not pay excess brokerage commissions (or spreads on principal transactions) in order to receive research services.

In addition to soft dollar arrangements, the Trustees also considered any other revenues, if any, received by NAM or its affiliates. In this regard, for Funds with 12b-1 plans, the Trustees received and considered the amount 12b-1 fees retained by Nuveen during the last calendar year. The Trustees noted that the vast majority of the 12b-1 fees received by Nuveen are ultimately paid to other financial advisers.

F. Other Considerations
Nuveen, until recently, was a majority owned subsidiary of St. Paul Travelers Companies, Inc. ("St. Paul"). As noted, St. Paul earlier this year announced its intention to divest its equity stake in Nuveen. Nuveen is the parent of NAM. Pursuant to a series of transactions, St. Paul had begun to reduce its interest in Nuveen which would ultimately result in a change of control of Nuveen and therefore NAM. As mandated by the 1940 Act, such a change in control would result in an assignment of the advisory agreement with NAM and the automatic termination of such agreement. Accordingly, the Board also considered the approval of a New Investment Management Agreement with each Fund in light of, and which would take effect upon, the anticipated change of control. More specifically, the Board considered for each Fund a New Investment Management Agreement on substantially identical terms


----
31
to the existing Investment Management Agreement, to take effect after the change of control has occurred and the contract has been approved by Fund shareholders. In its review, the Board considered whether the various transactions necessary to divest St. Paul's interest will have an impact on the various factors they considered in approving NAM, such as the scope and quality of services to be provided following the change of control. In reviewing the St. Paul transactions, the Board considered, among other things, the impact, if any, on the operations and organizational structure of NAM; the possible benefits and costs of the transactions to the respective Fund; the potential implications of any arrangements used by Nuveen to finance certain of the transactions; the ability of NAM to perform its duties after the transactions; whether a Fund's fee structure or expense ratio would change; any changes to the current practices of the respective Fund; any changes to the terms of the advisory agreement; and any anticipated changes to the operations of NAM. Based on its review, the Board determined that St. Paul's divestiture would not affect the nature and quality of services provided by NAM, the terms of the Investment Management Agreement, including the fees thereunder, and would not materially affect the organization or operations of NAM. Accordingly, the Board determined that their analysis of the various factors regarding their approval of NAM would continue to apply after the change of control.

G. Approval
The Trustees did not identify any single factor discussed previously as all-important or controlling. The Trustees, including a majority of independent Trustees, concluded that the terms of the Investment Management Agreements were fair and reasonable, that NAM's fees are reasonable in light of the services provided to each Fund, that the renewal of the NAM Investment Management Agreements should be approved, and that the new, post-change of control NAM Investment Management Agreements be approved and recommended to shareholders.


----
32

--------------------------------------------------------------------------------
  Fund Information
================================================================================


  Fund Manager            Legal Counsel              Transfer Agent and
  Nuveen Asset Management Chapman and Cutler LLP     Shareholder Services
  333 West Wacker Drive   Chicago, IL                Boston Financial
  Chicago, IL 60606                                  Data Services, Inc.
                          Independent Registered     Nuveen Investor Services
                          Public Accounting Firm     P.O. Box 8530
                          PricewaterhouseCoopers LLP Boston, MA 02266-8530
                          Chicago, IL                (800) 257-8787

                          Custodian
                          State Street Bank & Trust
                          Boston, MA

================================================================================

Glossary of Terms Used in this Report

Average Annual Total Return: This is a commonly used method to express an investment's performance over a particular, usually multi-year time period. It expresses the return that would have been necessary each year to equal the investment's actual cumulative performance (including change in NAV or offer price and reinvested dividends and capital gains distributions, if any) over the time period being considered.

Average Effective Maturity: The average of all the maturities of the bonds in a Fund's portfolio, computed by weighting each maturity date (the date the security comes due) by the market value of the security. This figure does not account for the likelihood of prepayments or the exercise of call provisions. Average Duration: Duration is a measure of the expected period over which a bond's principal and interest will be paid, and consequently is a measure of the sensitivity of a bond's (or bond fund's) value to changes when market interest rates change. Generally, the longer a bond or Fund's duration, the more the price of the bond or Fund will change as interest rates change.

Dividend Yield (also known as Market Yield or Current Yield): An investment's current annualized dividend divided by its current offering price.

Net Asset Value (NAV): A Fund's NAV is the dollar value of one share in the Fund. It is calculated by subtracting the liabilities of the Fund from its total assets and then dividing the remainder by the number of shares outstanding. Fund NAVs are calculated at the end of each business day.
SEC 30-Day Yield: A standardized measure of a Fund's yield that accounts for the future amortization of premiums or discounts of bonds held in the fund's portfolio.

Taxable-Equivalent Yield: The yield necessary from a fully taxable investment to equal, on an after-tax basis at a specified assumed tax rate, the yield of a municipal bond investment.



================================================================================

Quarterly Portfolio of Investments and Proxy Voting information: Each Fund's
(i) quarterly portfolio of investments, (ii) information regarding how the Funds voted proxies relating to portfolio securities held during the 12-month period ended June 30, 2004, and (iii) a description of the policies and procedures that the Funds used to determine how to vote proxies relating to portfolio securities are available without charge, upon request, by calling Nuveen Investments at (800) 257-8787 or on Nuveen's website at www.nuveen.com.

You may also obtain this and other Fund information directly from the Securities and Exchange Commission ("SEC"). The SEC may charge a copying fee for this information. Visit the SEC on-line at http://www.sec.gov or in person at the SEC's Public Reference Room in Washington, D.C. Call the SEC at 1-202-942-8090 for room hours and operation. You may also request fund information by sending an e-mail request to publicinfo@sec.gov or by writing to the SEC's Public Reference Section at 450 Fifth Street NW, Washington, D.C. 20549.

================================================================================

NASD Regulation, Inc. provides a Public Disclosure Program which supplies certain information regarding the disciplinary history of NASD members and their associated persons in response to either telephone inquiries at (800) 289-9999 or written inquiries at www.nasdr.com. NASD Regulation, Inc. also provides an investor brochure that includes information describing the Public Disclosure Program.

----
33

[PHOTO]



                                                                     Learn more
                                                          about Nuveen Funds at
                                                              www.nuveen.com/mf



    Nuveen Investments:

    SERVING Investors

                        For GENERATIONS

    Since 1898, financial advisors and their clients have relied on Nuveen Investments to provide dependable investment solutions. For the past century, Nuveen Investments has adhered to the belief that the best approach to investing is to apply conservative risk-management principles to help minimize volatility.

    Building on this tradition, we today offer a range of high quality equity and fixed-income solutions that are integral to a well-diversified core portfolio. Our clients have come to appreciate this diversity, as well as our continued adherence to proven, long-term investing principles.

    We offer many different investing solutions for our clients' different needs.
    Managing approximately $128 billion in assets, Nuveen Investments offers access to a number of different asset classes and investing solutions through a variety of products. Nuveen Investments markets its capabilities under four distinct brands: Nuveen, a leader in tax-free investments; NWQ, a leader in value-style equities; Rittenhouse, a leader in growth-style equities; and Symphony, a leading institutional manager of market-neutral alternative investment portfolios.

    Find out how we can help you reach your financial goals.
    To learn more about the products and services Nuveen Investments offers and for a prospectus, where applicable, talk to your financial advisor, or call us at (800) 257-8787. Please read the information carefully before you invest.

..  Share prices

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[LOGO] Nuveen Investments

MSA-MA-0805D

ITEM 2. CODE OF ETHICS.

Not applicable to this filing.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable to this filing.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable to this filing.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS

Not applicable to this registrant.

ITEM 6. SCHEDULE OF INVESTMENTS

See Portfolio of Investments in Item 1

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable to this registrant.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable to this registrant.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS

Not applicable to this registrant.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant's Board implemented after the registrant last provided disclosure in response to this Item.

ITEM 11. CONTROLS AND PROCEDURES.

(a) The registrant's principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the "1940 Act") (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (the "Exchange Act") (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b) There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12. EXHIBITS

File the exhibits listed below as part of this Form.

(a)(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit: Not applicable to this filing.

(a)(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the 1940 Act (17 CFR 270.30a-2(a)) in the exact form set forth below: EX-99.CERT Attached hereto.

(a)(3) Any written solicitation to purchase securities under Rule 23c-1 under the 1940 Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons: Not applicable to this registrant.

(b) If the report is filed under Section 13(a) or 15(d) of the Exchange Act, provide the certifications required by Rule 30a-2(b) under the 1940 Act (17 CFR 270.30a-2(b)), Rule 13a-14(b) or Rule 15d-14(b) under the Exchange Act (17 CFR 240.13a-14(b) or 240.15d-14(b)), and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) as an Exhibit. A certification furnished pursuant to this paragraph will not be deemed "filed" for purposes of Section 18 of the Exchange Act (15 U.S.C. 78r), or otherwise subject to the liability of that section. Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except to the extent that the registration specifically incorporates it by reference. EX-99.906 CERT attached hereto.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Nuveen Multistate Trust II
             --------------------------------------------------------

By (Signature and Title)* /s/ Jessica R. Droeger
                          -------------------------------------------
                         Jessica R. Droeger
                         Vice President and Secretary

Date November 8, 2005
     ----------------------------------------------------------------

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)* /s/ Gifford R. Zimmerman
                          -------------------------------------------
                          Gifford R. Zimmerman
                          Chief Administrative Officer
                          (principal executive officer)

Date November 8, 2005
     ----------------------------------------------------------------

By (Signature and Title)* /s/ Stephen D. Foy
                          -------------------------------------------
                          Stephen D. Foy
                          Vice President and Controller
                          (principal financial officer)

Date November 8, 2005
     ----------------------------------------------------------------

* Print the name and title of each signing officer under his or her signature.